   As filed with the U.S. Securities and Exchange Commission on April 27, 2004
                            Registration No. 33-64366
--------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [_]
                       POST-EFFECTIVE AMENDMENT NO. 20 [X]
                        --------------------------------
                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 25 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)
                               ------------------
                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON 02117
                (Name and complete address of agent for service)
                               ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007
                               ------------------

It is proposed that this filing become effective (check appropriate box)

  [_] immediately upon filing pursuant to paragraph (b) of Rule 485
  [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
  [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  [_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

  [_] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2004

                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

                           VARIABLE ESTATE PROTECTION

a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

-----------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:               UNDERLYING FUND MANAGED BY:
 ---------------------------               ---------------------------
 EQUITY OPTIONS:
  Equity Index . . . . . . . . . . . . .   SSgA Funds Management, Inc.
  Large Cap Value. . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . . . . . . .   Independence Investment LLC
  Earnings Growth. . . . . . . . . . . .   Fidelity Management & Research Company
  Growth & Income. . . . . . . . . . . .   Independence Investment LLC and T. Rowe Price
                                            Associates, Inc.
  Fundamental Value. . . . . . . . . . .   Wellington Management Company, LLP
  Mid Cap Value B. . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Mid Cap Growth . . . . . . . . . . . .   Wellington Management Company, LLP
  Small Cap Value. . . . . . . . . . . .   T. Rowe Price Associates, Inc. and Wellington
                                           Management Company, LLP
  Small Cap Emerging Growth. . . . . . .   Wellington Management Company, LLP
  AIM V.I. Capital Development . . . . .   A I M Advisors, Inc.
  Fidelity VIP Contrafund(R) . . . . . .   Fidelity Management & Research Company
  MFS Investors Growth Stock . . . . . .   MFS Investment Management(R)
  International Equity Index . . . . . .   SSgA Funds Management, Inc.
  Overseas Equity B. . . . . . . . . . .   Capital Guardian Trust Company
  Fidelity VIP Overseas. . . . . . . . .   Fidelity Management & Research Company
  Real Estate Equity . . . . . . . . . .   RREEF America LLC and Van Kampen (a registered trade
                                            name of Morgan Stanley Investment Management Inc.)
  Health Sciences. . . . . . . . . . . .   Wellington Management Company, LLP
  Financial Industries . . . . . . . . .   John Hancock Advisers, LLC
 BALANCED OPTION:
  Managed. . . . . . . . . . . . . . . .   Independence Investment LLC and Capital Guardian
                                            Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond. . . . . . . . . . . .   Independence Investment LLC
  Bond Index . . . . . . . . . . . . . .   Standish Mellon Asset Management Company LLC
  Active Bond. . . . . . . . . . . . . .   John Hancock Advisers, LLC, Pacific Investment
                                            Management Company LLC and Declaration Management &
                                            Research Company
  Total Return Bond. . . . . . . . . . .   Pacific Investment Management Company LLC
  High Yield Bond. . . . . . . . . . . .   Wellington Management Company, LLP
  Global Bond. . . . . . . . . . . . . .   Capital Guardian Trust Company
  Money Market . . . . . . . . . . . . .   Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

   . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.

   . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 10.

   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 33.

   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 12 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .  the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .  minus all charges we deduct, and

     .  minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 22.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you buy the policy, pay a premium after issue, or withdraw account value.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE   Upon payment of premium     30% of Target Premiums paid
                                                    in policy year 1
                                                    15% of Target Premiums paid
                                                    in policy years 2-5
                                                    10% of Target Premiums paid
                                                    in policy years 6-10
                                                    4% of Target Premiums paid
                                                    in policy years 11-20
                                                    3% of Target Premiums paid
                                                    in policy years 21 and
                                                    thereafter
                                                    3.5% of any premiums paid in
                                                    excess of Target Premiums in
                                                    Policy years 1-10
                                                    3% of any premiums paid in
                                                    excess of Target Premiums in
                                                    policy year 11 and
                                                    thereafter*
---------------------------------------------------------------------------------
 PREMIUM TAX CHARGE     Upon payment of premium     2.35% of each premium paid

---------------------------------------------------------------------------------
 DAC TAX CHARGE         Upon payment of premium     1.25% of each premium paid
---------------------------------------------------------------------------------
 PREMIUM PROCESSING     Upon payment of premium     1.25% of each premium paid**
 CHARGE
---------------------------------------------------------------------------------
 MAXIMUM PARTIAL        Upon making a partial       $20
 WITHDRAWAL CHARGE      withdrawal
---------------------------------------------------------------------------------

   * The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

   ** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge and the policy loan interest rate, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

                            PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
                                                                        AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------
        CHARGE            WHEN CHARGE IS DEDUCTED        GUARANTEED RATE               CURRENT RATE
--------------------------------------------------------------------------------------------------------------
 INSURANCE CHARGE*
  MINIMUM CHARGE . . .    Monthly                   $0.0001 per $1,000 of AAR     $0.0001 per $1,000 of AAR
  MAXIMUM CHARGE . . .    Monthly                   $83.20 per $1,000 of AAR      $54.75 per $1,000 of AAR
  CHARGE FOR
  REPRESENTATIVE
  INSURED PERSONS         Monthly                   $0.003 per $1,000 of AAR      $0.003 per $1,000 of AAR
--------------------------------------------------------------------------------------------------------------
 ISSUE CHARGE             Monthly                   $55.55 only during policy     $55.55 only during policy
                                                    years 1-5 plus 2 (cents) per  years 1-5 plus 2 (cents) per
                                                    $1,000 of Total Sum Insured   $1,000 of Total Sum Insured
                                                    at issue only during policy   at issue only during policy
                                                    years 1-5**                   years 1-3**
--------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE CHARGE    Monthly                   $10 in all policy years plus  $7.50 in all policy years
                                                    3 (cents) per $1,000 of Total plus 1 (cent) per $1,000 of
                                                    Sum Insured at issue in all   Total Sum Insured at issue
                                                    policy years                  in policy years 1-10***
--------------------------------------------------------------------------------------------------------------
 GUARANTEED MINIMUM       Monthly, starting in      3 (cents) per $1,000 of Basic 1 (cent) per $1,000 of Basic
 DEATH BENEFIT            policy year 11            Sum Insured at issue          Sum Insured at issue
 CHARGE****
--------------------------------------------------------------------------------------------------------------
 M&E CHARGE*****          Daily from separate       .003% of assets               .002% of assets for Total
                          account assets                                          Sum Insured at issue of
                                                                                  $500,000 to $5,000,000; or
                                                                                  .002% of assets for Total
                                                                                  Sum Insured at issue of
                                                                                  $5,000,000 -$15,000,000; or
                                                                                  .001% of assets for Total
                                                                                  Sum Insured at issue of
                                                                                  $15,000,000 or more
--------------------------------------------------------------------------------------------------------------
 MAXIMUM POLICY LOAN     Accrues daily              5.0%                          5.0%
 INTEREST RATE******     Payable annually
--------------------------------------------------------------------------------------------------------------

   * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the charge in policy year 25 for a policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

   ** The second part of this charge is guaranteed not to exceed $200.

   *** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

   **** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

   ***** This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are a guaranteed rate of .90% and current rates of .625%, .575% and .525% for the bands shown above.

   ****** 5.0% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                                RIDER CHARGES
--------------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
--------------------------------------------------------------------------------------
 POLICY SPLIT OPTION      Monthly                    3 (cents) per $1,000 of current
 RIDER                                               Total Sum Insured
--------------------------------------------------------------------------------------

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.


TOTAL ANNUAL FUND OPERATING EXPENSES        MINIMUM              MAXIMUM
--------------------------------------------------------------------------------------
 RANGE OF EXPENSES, INCLUDING
 MANAGEMENT FEES, DISTRIBUTION              0.21%                 1.44%
 AND/OR SERVICE (12B-1) FEES, AND
 OTHER EXPENSES
--------------------------------------------------------------------------------------

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL FUND                    TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                     OPERATING
                                         INVESTMENT        AND           EXPENSES        EXPENSES                      EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT        WITHOUT        EXPENSE          WITH
           FUND NAME                        FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I - NAV CLASS SHARES
 (NOTE 1):
----------------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . . . . . . .     0.13%           N/A             0.08%           0.21%          0.00%          0.21%
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . . . . . . .     0.75%           N/A             0.07%           0.82%          0.00%          0.82%
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . . . .     0.80%           N/A             0.06%           0.86%          0.00%          0.86%
----------------------------------------------------------------------------------------------------------------------------------
Earnings Growth. . . . . . . . . . . .     0.96%           N/A             0.11%           1.07%          0.01%          1.06%
----------------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . . . . . .     0.67%           N/A             0.06%           0.73%          0.00%          0.73%
----------------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . . . . . . .     0.79%           N/A             0.11%           0.90%          0.01%          0.89%
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B* . . . . . . . . . . .     1.05%           N/A             0.14%           1.19%          0.04%          1.15%
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth*. . . . . . . . . . . .     0.96%           N/A             0.10%           1.06%          0.00%          1.06%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value. . . . . . . . . . . .     0.95%           N/A             0.11%           1.06%          0.01%          1.05%
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth. . . . . . .     1.01%           N/A             0.20%           1.21%          0.10%          1.11%
----------------------------------------------------------------------------------------------------------------------------------
International Equity Index . . . . . .     0.17%           N/A             0.05%           0.22%          0.00%          0.22%
----------------------------------------------------------------------------------------------------------------------------------
Overseas Equity B* . . . . . . . . . .     1.13%           N/A             0.31%           1.44%          0.00%          1.44%
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . . . . . . .     0.98%           N/A             0.09%           1.07%          0.00%          1.07%
----------------------------------------------------------------------------------------------------------------------------------
Health Sciences. . . . . . . . . . . .     1.00%           N/A             0.25%           1.25%          0.00%          1.25%
----------------------------------------------------------------------------------------------------------------------------------
Financial Industries . . . . . . . . .     0.80%           N/A             0.06%           0.86%          0.00%          0.86%
----------------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . . . . . . .     0.68%           N/A             0.06%           0.74%          0.00%          0.74%
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . . . . . . .     0.60%           N/A             0.07%           0.67%          0.00%          0.67%
----------------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . . . . . . .     0.14%           N/A             0.10%           0.24%          0.00%          0.24%
----------------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . . . . . .     0.61%           N/A             0.09%           0.70%          0.00%          0.70%
----------------------------------------------------------------------------------------------------------------------------------
Total Return Bond. . . . . . . . . . .     0.70%           N/A             0.07%           0.77%          0.00%          0.77%
----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . . . . . . .     0.80%           N/A             0.15%           0.95%          0.05%          0.90%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL FUND                    TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                     OPERATING
                                         INVESTMENT        AND           EXPENSES        EXPENSES                      EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT        WITHOUT        EXPENSE          WITH
           FUND NAME                        FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Global Bond                                0.85%           N/A             0.13%           0.98%          0.00%          0.98%
----------------------------------------------------------------------------------------------------------------------------------
Money Market                               0.25%           N/A             0.06%           0.31%          0.00%          0.31%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 - SERIES II SHARES:
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development
   Fund                                    0.75%          0.25%            0.38%           1.38%          0.00%          1.38%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS
 FUND - SERVICE CLASS
 (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas                   0.73%          0.10%            0.17%           1.00%          0.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS
 FUND II - SERVICE CLASS
(NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund                 0.58%          0.10%            0.09%           0.77%          0.00%          0.77%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
 TRUST - INITIAL CLASS
 SHARES (NOTE 3):
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock              0.75%           N/A             0.13%           0.88%          0.00%          0.88%
------------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity B, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

     * Mid Cap Value B was formerly "Small/Mid Cap CORE(SM)," Mid Cap Growth was formerly "Small/Mid Cap Growth," and Overseas Equity B was formerly "International Opportunities." "CORE(SM)" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP(R) funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity(R) VIP Overseas Fund and the Fidelity(R) VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity(R) VIP Overseas Fund and Fidelity(R) VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" for MFS Investors Growth Stock would equal 0.87%.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                       BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .         12
Description of John Hancock Variable Life Account S . . . . . . . . . . . . .         12
Description of the Underlying Funds . . . . . . . . . . . . . . . . . . . . .         12
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .         13
 Changes we can make to a Series Fund or the Account  . . . . . . . . . . . .         13
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .         14
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14
 Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14
 Minimum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .         14
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .         14
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .         15
Lapse and reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .         15
 Guaranteed minimum death benefit feature . . . . . . . . . . . . . . . . . .         16
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Optional extra death benefit feature . . . . . . . . . . . . . . . . . . . .         17
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .         17
 Basic Sum Insured vs. Additional Sum Insured . . . . . . . . . . . . . . . .         17
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .         18
 Requesting an increase in coverage . . . . . . . . . . . . . . . . . . . . .         18
 Requesting a decrease in coverage  . . . . . . . . . . . . . . . . . . . . .         18
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .         18
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .         18
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .         18
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .         19
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .         19
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .         19
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         19
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .         19
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .         20
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .         20
 Dollar cost averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . .         20
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .         21
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21
 Partial withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         21

CONTENTS OF THIS SECTION                                                       BEGINNING ON PAGE
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .         22
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .         22
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .         22
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .         22
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .         23
 Additional information about how certain policy charges work . . . . . . . .         23
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .         24
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .         24
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .         25
 Optional benefit riders you can add  . . . . . . . . . . . . . . . . . . . .         25
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .         25
 Procedures for issuance of a policy  . . . . . . . . . . . . . . . . . . . .         25
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .         26
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .         27
 Policy Cancellation Right  . . . . . . . . . . . . . . . . . . . . . . . . .         27
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .         27
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .         27
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .         28
 How you communicate with us  . . . . . . . . . . . . . . . . . . . . . . . .         28
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         29
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .         30
 Diversification rules and ownership of the Account . . . . . . . . . . . . .         31
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         31
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .         32
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         32
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .         32
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .         32
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .         32

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4%without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 15).

Minimum premium payments

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 29. Also, we may refuse to accept any amount of an additional premium if:

     .  that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .  by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .  if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 26. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     .  We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 29).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year may request a reduction in the Additional Sum Insured, but only if:

     .  the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .  Additional Sum Insured increases

     . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

     Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 29 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .  Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .  Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .  Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 22. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 22.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 23. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options:

     . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

     . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     .  You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     .  The most you can transfer at any one time is the greater of (i) $500,
        (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 23). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 16) and under the guaranteed minimum death benefit feature (see page 16). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 15. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

POLICY LOANS

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement".) The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 29).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

.. Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

.. DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

..  Premium processing charge - A charge to help defray our administrative costs.
   This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

.. Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

Deductions from account value

.. Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

.. Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

.. Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

.. Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

.. M &E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of 0.90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 mi but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

.. Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

.. Optional benefits charge - Monthly charges for optional insurance benefits added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 25.

.. Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 29.)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 8 and 9) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 8 and 9 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the policy split option rider is available.

.. Policy split option - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 24. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     . The policy is delivered to and received by the applicant.

     . The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     . Combining or removing investment options

     . Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     .  Determine when and how much you invest in the various investment options

     .  Borrow or withdraw amounts you have in the investment options

     .  Change the beneficiary who will receive the death benefit

     .  Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

     You have the right to cancel your policy within the latest of the following periods:

     .  10 days after you receive it (this period may be longer in some states);

     .  10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     .  45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .  surrenders or partial withdrawals

     .  change of death benefit option

     .  increase or decrease in Total Sum Insured

     .  change of beneficiary

     .  election of payment option for policy proceeds

     .  tax withholding elections

     .  election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .  loans

     .  transfers of account value among investment options

     .  change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                          PAGE
Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
account value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
Additional Sum Insured. . . . . . . . . . . . . . . . . . . . . . . . . .     17
attained age. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
Basic Sum Insured . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
business day. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
changing Option A or B. . . . . . . . . . . . . . . . . . . . . . . . . .     18
changing the Total Sum Insured. . . . . . . . . . . . . . . . . . . . . .     18
charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
cost of insurance rates . . . . . . . . . . . . . . . . . . . . . . . . .     23
date of issue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
death benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
deductions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
dollar cost averaging . . . . . . . . . . . . . . . . . . . . . . . . . .     20
expenses of the Series Funds. . . . . . . . . . . . . . . . . . . . . . .     24
fixed investment option . . . . . . . . . . . . . . . . . . . . . . . . .     14
full surrender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
grace period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
guaranteed minimum death benefit. . . . . . . . . . . . . . . . . . . . .     16
Guaranteed Minimum Death Benefit Premium. . . . . . . . . . . . . . . . .     16
insurance charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
insured person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
investment options. . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
JHVLIVO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
loan interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
Market Timing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
maximum premiums. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Minimum Initial Premium . . . . . . . . . . . . . . . . . . . . . . . . .     25
minimum insurance amount. . . . . . . . . . . . . . . . . . . . . . . . .     18
modified endowment. . . . . . . . . . . . . . . . . . . . . . . . . . . .     31
monthly deduction date. . . . . . . . . . . . . . . . . . . . . . . . . .     26
mortality and expense risk charge . . . . . . . . . . . . . . . . . . . .     23
Option A; Option B. . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
optional benefit riders . . . . . . . . . . . . . . . . . . . . . . . . .     25
owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
partial withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
partial withdrawal charge . . . . . . . . . . . . . . . . . . . . . . . .     23
payment options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
Planned Premium . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
policy anniversary. . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
policy split option . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
policy year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
premium; premium payment. . . . . . . . . . . . . . . . . . . . . . . . .      3
prospectus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
receive; receipt. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
reinstate; reinstatement. . . . . . . . . . . . . . . . . . . . . . . . .     15
sales charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
Separate Account S. . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Series Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
special loan account. . . . . . . . . . . . . . . . . . . . . . . . . . .     21
subaccount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
surrender value . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
Target Premium. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
tax considerations. . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
telephone transactions. . . . . . . . . . . . . . . . . . . . . . . . . .     29
Total Sum Insured . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
transfers of account value. . . . . . . . . . . . . . . . . . . . . . . .     19
variable investment options . . . . . . . . . . . . . . . . . . . . . . .     12
we; us. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
withdrawal charges. . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
you; your . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.






                            JHVLICO SERVICING OFFICE

                     EXPRESS DELIVERY            MAIL DELIVERY

                   529 Main Street (X-4)          P.O. Box 111
                   Charlestown, MA 02129        Boston, MA 02117

                          PHONE:                      FAX:

                     1-800-732-5543              1-617-886-3048






     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


Investment Company Act File No. 811-7782

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2004

                                FOR INTERESTS IN

              JOHN HANCOCK VARIABLE LIFE ACCOUNT S ("REGISTRANT")

                       INTERESTS ARE MADE AVAILABLE UNDER

                           VARIABLE ESTATE PROTECTION

    A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE SURVIVORSHIP INSURANCE POLICY
                                   ISSUED BY

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS


CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            5

DESCRIPTION OF THE DEPOSITOR

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF THE REGISTRANT

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and JHVLICO. JHVLICO pay compensation to these broker-dealers for promoting, marketing and selling JHVLICO products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

   . 87.75% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 5% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. Signator representatives may also receive additional cash incentives (in the form of bonus payments, expense payments or the waiver of overhead costs or expenses) or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of policies issued by JHVLICO. From time to time, Signator, at its expense, may provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our policies instead of policies issued by other insurance companies.

  JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

                2003. . . . . . . . . .       $ 67,837,010
                2002. . . . . . . . . .       $ 97,422,735
                2001. . . . . . . . . .       $111,710,560

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation and modified coinsurance contracts. In 2001, the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 19, 2004

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------   ---------
                                                             (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $78.8; 2002 -- $83.3). . . . . . . . . . . .   $    78.7   $    83.8
 Available-for-sale -- at fair value (cost: 2003 --
  $3,621.5, 2002 -- $2,949.3). . . . . . . . . . . . .     3,786.9     3,011.3
Equity securities:
 Available-for-sale - at fair value (cost: 2003 --
  $39.6; 2002 -- $11.1). . . . . . . . . . . . . . . .        41.7        11.9
 Mortgage loans on real estate . . . . . . . . . . . .       883.0       668.4
Real estate. . . . . . . . . . . . . . . . . . . . . .        13.4        20.4
Policy loans . . . . . . . . . . . . . . . . . . . . .       370.9       359.4
Short-term investments . . . . . . . . . . . . . . . .        10.1         0.1
Other invested assets. . . . . . . . . . . . . . . . .       158.5        88.8
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     5,343.2     4,244.1
Cash and cash equivalents. . . . . . . . . . . . . . .        67.7       202.9
Accrued investment income. . . . . . . . . . . . . . .        70.2        70.1
Premiums and accounts receivable . . . . . . . . . . .         4.5         3.8
Deferred policy acquisition costs. . . . . . . . . . .     1,205.7     1,164.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       205.2       149.2
Other assets . . . . . . . . . . . . . . . . . . . . .       117.0       122.9
Separate account assets. . . . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------   ---------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,852.6   $ 4,068.7
Policyholders' funds . . . . . . . . . . . . . . . . .         3.4         3.3
Unearned revenue . . . . . . . . . . . . . . . . . . .       264.5       243.5
Unpaid claims and claim expense reserves . . . . . . .        32.1        24.7
Dividends payable to policyholders . . . . . . . . . .         0.5         0.4
Income taxes -- Note 5 . . . . . . . . . . . . . . . .       295.1       229.8
Other liabilities. . . . . . . . . . . . . . . . . . .       312.5       298.5
Separate account liabilities . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    12,642.6    10,752.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       600.3       492.6
Accumulated other comprehensive income . . . . . . . .        77.6        21.4
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,252.8     1,088.9
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                       CONSOLIDATED STATEMENTS OF INCOME

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 58.5    $ 60.1
Universal life and investment-type product charges   367.7    356.0     365.4
Net investment income - Note 3. . . . . . . . . .    316.3    270.1     227.0
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(5.4), $(7.5) and $(1.5),
 respectively - Notes 1, 3, and 9 . . . . . . . .    (24.8)   (20.8)     (9.0)
Other revenues. . . . . . . . . . . . . . . . . .      0.2      1.3      24.0
                                                    ------   ------    ------
 Total revenues . . . . . . . . . . . . . . . . .    726.6    665.1     667.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . . . . .    337.9    344.1     294.1
Other operating costs and expenses. . . . . . . .     96.4     69.0      76.2
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment and other gains (losses) of $(5.4),
 $(7.5) and $(1.5), respectively -- Notes 1, 3 and
 9. . . . . . . . . . . . . . . . . . . . . . . .    104.8     60.0      67.1
Dividends to policyholders. . . . . . . . . . . .     17.5     18.8      21.4
                                                    ------   ------    ------
 Total benefits and expenses. . . . . . . . . . .    556.6    491.9     458.8
                                                    ------   ------    ------
Income before income taxes and cumulative effect
 of accounting change . . . . . . . . . . . . . .    170.0    173.2     208.7
Income taxes - Note 5 . . . . . . . . . . . . . .     55.8     58.4      62.2
                                                    ------   ------    ------
Income before cumulative effect of accounting
 change . . . . . . . . . . . . . . . . . . . . .    114.2    114.8     146.5
Cumulative effect of accounting change, net of tax    (6.5)      --      (1.6)
                                                    ------   ------    ------
Net income. . . . . . . . . . . . . . . . . . . .   $107.7   $114.8    $144.9
                                                    ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                            AND COMPREHENSIVE INCOME

                                                         ACCUMULATED
                                 ADDITIONAL                 OTHER          TOTAL
                        COMMON     PAID       RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                        STOCK   IN CAPITAL   EARNINGS      INCOME         EQUITY          SHARES
                        ------  -----------  ---------  -------------  -------------  --------------
                                         (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . .    $2.5     $572.4      $232.9       $(2.2)        $  805.6          50.0
Comprehensive income:
 Net income . . . . .                          144.9                        144.9
Other comprehensive
 income, net of tax:
 Net unrealized gains                                        7.9              7.9
                                                                         --------
Comprehensive income.                                                       152.8
Change in accounting
 principle. . . . . .                                        7.2              7.2
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4      $377.8       $12.9         $  965.6          50.0
                         ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . .                          114.8                        114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                        8.5              8.5
                                                                         --------
Comprehensive income.                                                       123.3
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4      $492.6       $21.4         $1,088.9          50.0
                         ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . .                          107.7                        107.7
Other comprehensive
 income, net of tax:
 Net unrealized gains                                       56.2             56.2
                                                                         --------
Comprehensive income.                                                       163.9
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2003 . . . . . .    $2.5     $572.4      $600.3       $77.6         $1,252.8          50.0
                         ====     ======      ======       =====         ========          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                YEARS ENDED DECEMBER 31,
                                           -----------------------------------
                                             2003        2002         2001
                                           ----------  ----------  -----------
                                                     (IN MILLIONS)
Cash flows from operating activities:
Net income                                 $   107.7   $   114.8    $   144.9
Adjustments to reconcile net income to
 net cash (used in) provided by operating
 activities:
 Amortization of discount - fixed
  maturities . . . . . . . . . . . . . .       (10.7)       (0.3)        (0.4)
 Net realized investment and other losses       24.8        20.8          9.0
 Change in deferred policy acquisition
  costs. . . . . . . . . . . . . . . . .       (49.6)     (124.6)       (74.1)
 Depreciation and amortization . . . . .         1.8         1.3          0.3
 Increase in accrued investment income .        (0.1)       (9.3)        (8.6)
 Decrease (increase) in premiums and
  accounts receivable. . . . . . . . . .        (0.7)        8.7         (5.5)
 (Increase) decrease in other assets and
  other liabilities, net . . . . . . . .       (61.9)      (28.0)      (159.2)
 (Decrease) increase in policy
  liabilities and accruals, net. . . . .       216.6       (53.3)       289.1
 Increase in income taxes. . . . . . . .        35.1        33.5        118.7
                                           ---------   ---------    ---------
  Net cash (used in) provided by
     operating activities. . . . . . . .       263.0       (36.4)       314.2
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale. .       690.1       460.2        184.6
  Equity securities available-for-sale .        38.3         7.4          6.0
  Real estate. . . . . . . . . . . . . .         5.8         0.3          3.3
  Short-term investments and other
     invested assets . . . . . . . . . .        31.6           -            -
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity. . .         4.1         3.2          4.5
  Fixed maturities available-for-sale. .       241.1       155.7        180.4
  Short-term investments and other
     invested assets . . . . . . . . . .         0.1        24.9         46.5
  Mortgage loans on real estate. . . . .       102.9        90.7         66.4
 Purchases of:
  Fixed maturities held-to-maturity. . .        (1.1)       (3.1)        (5.1)
  Fixed maturities available-for-sale. .    (1,625.0)   (1,174.5)    (1,112.3)
  Equity securities available-for-sale .       (60.4)       (3.9)        (6.1)
  Real estate. . . . . . . . . . . . . .        (0.2)       (0.1)        (0.6)
  Short-term investments and other
     invested assets . . . . . . . . . .       (93.9)      (73.3)       (39.6)
Mortgage loans on real estate issued . .      (321.4)     (170.4)       (85.0)
Other, net . . . . . . . . . . . . . . .       (11.0)      (10.1)       (25.6)
                                           ---------   ---------    ---------
 Net cash used in investing activities .   $  (999.0)  $  (693.0)   $  (782.6)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        YEARS ENDED DECEMBER 31,
                                                    --------------------------------
                                                      2003       2002        2001
                                                    ---------  ---------  ----------
                                                            (IN MILLIONS)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . . . . .   $1,097.2   $1,232.1    $1,220.7
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . . . . .     (496.4)    (415.2)     (914.2)
                                                    --------   --------    --------
 Net cash provided by financing activities. . . .      600.8      816.9       306.5
                                                    --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . . . . .     (135.2)      87.5      (161.9)
Cash and cash equivalents at beginning of year. .      202.9      115.4       277.3
                                                    --------   --------    --------
Cash and cash equivalents at end of year. . . . .   $   67.7   $  202.9    $  115.4
                                                    ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) whose ultimate parent company is John Hancock Financial Services, Inc. (JHFS). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be Manulife's primary U.S. brand. This filing does not reflect or assume any changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

INVESTMENTS

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $3.7 million and $10.6 million at December 31, 2003 and 2002, and is reported in real estate in the investment section of the consolidated balance sheets.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 6.0% and the total amortization period life was 30 years for universal life products. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amoritization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million in unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 6 -- Reinsurance below for additional disclosures regarding reinsurance.

VALUE OF BUSINESS ACQUIRED

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 -- Value of Business Acquired for presentation of summarized financial information regarding VOBA.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

PARTICIPATING INSURANCE

Participating business represents approximately 4.9% and 5.4% of the Company's life insurance in-force at December 31, 2003 and 2002, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 5 -- Income Taxes for additional disclosures on this topic.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

SFAS No. 133 -- Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interest holders are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities
(SPEs), and otherwise will be applicable at March 31, 2004.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003, which the Company recorded through net income as a cumulative effect of an accounting change.

SFAS No. 148 -- Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company's parent adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. As a result of the adoption, JHFS allocated $0.1 million of expenses to the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 141 -- Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Issue No. 99-20 -- Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 140 -- Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL used to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $144.3 million, $161.8 million and $155.1 million for the year ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, respectively, the Company owed John Hancock $57.4 million and $49.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002 and 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $20.7 million, $42.0 million and $45.4 million of cash for the combined tax, commission and expense allowances for the years ended December 31, 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $5.0 million, $1.1 million and $1.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.6 million and $115.2 million as of December 31, 2003 and 2002, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.8 million and $0.4 million from the Company in 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million for the years 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2003 and 2002, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 6.0 million, $9.3 million and $10.4 million in 2003, 2002 and 2001, respectively. The pension plan prepaid expense allocated to the Company amounted to $76.4 million and $72.6 million at December 31, 2003 and 2002, respectively.

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                      YEARS ENDED DECEMBER 31,
                                                      --------------------------
                                                       2003     2002      2001
                                                      ------   ------    -------
                                                            (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities. . . . . . . . . . . . . . . . . .   $242.3   $201.3    $160.1
Equity securities . . . . . . . . . . . . . . . . .      0.8      0.1       0.3
Mortgage loans on real estate . . . . . . . . . . .     52.4     46.8      42.3
Real estate . . . . . . . . . . . . . . . . . . . .      4.6      4.5       2.3
Policy loans. . . . . . . . . . . . . . . . . . . .     20.3     20.9      21.1
Short-term investments. . . . . . . . . . . . . . .      1.2      1.6       6.3
Other . . . . . . . . . . . . . . . . . . . . . . .      6.8      2.5       3.3
                                                      ------   ------    ------
Gross investment income . . . . . . . . . . . . . .    328.4    277.7     235.7
 Less investment expenses . . . . . . . . . . . . .     12.1      7.6       8.7
                                                      ------   ------    ------
 Net investment income. . . . . . . . . . . . . . .   $316.3   $270.1    $227.0
                                                      ======   ======    ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
Fixed maturities. . . . . . . . . . . . . . . . . .   $(10.3)  $(39.9)   $(25.1)
Equity securities . . . . . . . . . . . . . . . . .      3.6      2.5       3.8
Mortgage loans on real estate and real estate . . .     (3.2)     0.8      (1.2)
Derivatives and other invested assets . . . . . . .    (20.3)     8.3      12.0
Amortization adjustment for deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .      5.4      7.5       1.5
                                                      ------   ------    ------
Net realized investment and other losses, net of
 related amortization of deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .   $(24.8)  $(20.8)   $ (9.0)
                                                      ======   ======    ======

Gross gains of $38.2 million, $12.7 million, and $6.5 million and gross losses of $8.8 million, $13.3 million, and $3.3 million in 2003, 2002 and 2001, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                               GROSS       GROSS
                                  AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                    COST       GAINS       LOSSES      VALUE
                                  ---------  ----------  ----------  ---------
                                                 (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   71.0     $  0.3     $ (0.4)     $   70.9
Mortgage-backed securities. . .        7.7        0.2         --           7.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   78.7     $  0.5     $ (0.4)     $   78.8
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $3,080.0     $181.2     $(26.3)     $3,234.9
Mortgage-backed securities. . .      502.4       20.9      (12.4)        510.9
Obligations of states and
 political subdivisions . . . .       12.5        0.3         --          12.8
Debt securities issued by
 foreign governments. . . . . .        2.2        0.3         --           2.5
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       24.4        1.4         --          25.8
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    3,621.5      204.1      (38.7)      3,786.9
Equity securities . . . . . . .       39.6        2.1         --          41.7
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $3,661.1     $206.2     $(38.7)     $3,828.6
                                  ========     ======     ======      ========
DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
Mortgage-backed securities. . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
Mortgage-backed securities. . .      489.9       28.6      (14.1)        504.4
Obligations of states and
 political subdivisions . . . .        6.2        0.3         --           6.5
Debt securities issued by
 foreign governments. . . . . .        3.6        0.3       (0.1)          3.8
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    2,949.3      158.5      (96.5)      3,011.3
Equity securities . . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                          ---------   --------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $    0.1    $    0.1
Due after one year through five years . . . . . . . . .        1.8         1.8
Due after five years through ten years. . . . . . . . .       15.4        15.4
Due after ten years . . . . . . . . . . . . . . . . . .       53.7        53.6
                                                          --------    --------
                                                              71.0        70.9
Mortgage-backed securities. . . . . . . . . . . . . . .        7.7         7.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $   78.7    $   78.8
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $  146.7    $  152.1
Due after one year through five years . . . . . . . . .      987.5     1,039.7
Due after five years through ten years. . . . . . . . .    1,206.8     1,281.6
Due after ten years . . . . . . . . . . . . . . . . . .      778.1       802.6
                                                          --------    --------
                                                           3,119.1     3,276.0
Mortgage-backed securities. . . . . . . . . . . . . . .      502.4       510.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $3,621.5    $3,786.9
                                                          ========    ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $212.5 million and $169.9 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Bonds with amortized cost of $18.6 million were non-income producing for year ended December 31, 2003.

No significant depreciation expense on investment real estate was recorded for the years ended December 31, 2003 and 2002. Depreciation expense on investment real estate was $0.3 million in 2001. Accumulated depreciation was $1.7 million, and $2.8 million at December 31, 2003, and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company relies on its Parent's, JHFS', process to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At the end of each quarter, JHFS' Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the JHFS Chief Investment Officer and the JHFS Corporate Risk Officer who reports to the JHFS Chief Financial Officer. The analysis focuses on each issuer's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

Through JHFS' Investment Review Committee, the Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and
(3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                           UNREALIZED LOSSES ON ASSETS

                                                                          AS OF DECEMBER 31, 2003
                                                                        ---------------------------
                                               LESS THAN 12 MONTHS           12 MONTHS OR MORE                  TOTAL
                                           ---------------------------  ---------------------------  ---------------------------
                                           CARRYING VALUE               CARRYING VALUE               CARRYING VALUE
                                            OF SECURITIES                OF SECURITIES                OF SECURITIES
                                             WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED
                                           UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES
                                           ---------------  ----------  ---------------  ----------  ---------------  ----------
DESCRIPTION OF SECURITIES:
Federal agency mortgage backed securities      $ 92.0        $ (6.6)        $ 54.8        $ (5.8)        $146.8         $(12.4)
Corporate bonds. . . . . . . . . . . . .        378.1         (12.1)         283.1         (14.6)         661.2          (26.7)
                                               ------        ------         ------        ------         ------         ------
Total debt securities. . . . . . . . . .        470.1         (18.7)         337.9         (20.4)         808.0          (39.1)
Common stocks. . . . . . . . . . . . . .           --            --            2.3            --            2.3             --
                                               ------        ------         ------        ------         ------         ------
Total. . . . . . . . . . . . . . . . . .       $470.1        $(18.7)        $340.2        $(20.4)        $810.3         $(39.1)
                                               ======        ======         ======        ======         ======         ======

The table above shows the Company's securities that were in a loss position at December 31, 2003 for more than one year and less than one year. Gross unrealized losses consist of a hedging adjustment, the impact of interest rates on the non hedged portion of the portfolio, and the impact of creditworthiness. Unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $39.1 million excluding basis adjustments related to hedging relationships. Of this total, $20.4 million are due to securities that have had various amounts of unrealized loss for more than twelve months. Of the total unrealized losses, $20.1 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds. The gross unrealized losses on below investment grade fixed maturity securities declined to $19.1 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening. Although the gross unrealized losses on below investment grade fixed maturity securities are approximately 50% of the total unrealized losses, they only represent 1.4% of the total carrying value of fixed maturity securities with gross unrealized losses.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                         BALANCE AT
                                                       BEGINNING                            END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS     YEAR
                                                       ----------  ---------  ----------  ----------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
 Real estate to be disposed of . . . . . . . . . . .        --         --          --           --
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
                                                          ====       ====        ====         ====
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .      $5.5         --        $2.6         $2.9
 Real estate to be disposed of . . . . . . . . . . .       0.8         --         0.8            -
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                                          ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of . . . . . . . . . . .       0.7        0.1          --          0.8
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                                          ====       ====        ====         ====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2003 and 2002 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31,
                                                                --------------
                                                                 2003    2002
                                                                ------  ------
                                                                (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.8       --
Provision for losses. . . . . . . . . . . . . . . . . . . . .   (0.2)      --
                                                                ----      ---
Net impaired mortgage loans on real estate. . . . . . . . . .    0.6       --
                                                                ====      ===

The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                     2003     2002     2001
                                                    ------   ------   ------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $0.4     $1.2      $3.3
Interest income recognized on impaired loans. . .      --       --       0.5

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $11.9 million as of December 31, 2003 and $3.5 million as of December 31, 2002. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                 2003     2002     2001
                                                                                ------   ------   ------
                                                                                      (IN MILLIONS)
Expected. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $0.5     $0.3      $0.4
Actual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.4      0.2       0.4

At December 31, 2003, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                               CARRYING AMOUNT  GEOGRAPHIC                                 CARRYING AMOUNT
PROPERTY TYPE                                   (IN MILLIONS)   CONCENTRATION                               (IN MILLIONS)
---------------------------------------------  ---------------  ---------------------------------------    ---------------
Apartments. . . . . . . . . . . . . . . . . .      $102.6       East North Central. . . . . . . . . . .         $ 94.7
Hotels. . . . . . . . . . . . . . . . . . . .        24.0       East South Central. . . . . . . . . . .           34.7
Industrial. . . . . . . . . . . . . . . . . .       131.8       Middle Atlantic . . . . . . . . . . . .           63.6
Office buildings. . . . . . . . . . . . . . .       173.5       Mountain. . . . . . . . . . . . . . . .           55.3
Retail. . . . . . . . . . . . . . . . . . . .       150.8       New England . . . . . . . . . . . . . .           75.0
Mixed Use . . . . . . . . . . . . . . . . . .        55.4       Pacific . . . . . . . . . . . . . . . .          207.4
Agricultural. . . . . . . . . . . . . . . . .       224.6       South Atlantic. . . . . . . . . . . . .          234.0
Other . . . . . . . . . . . . . . . . . . . .        22.8       West North Central. . . . . . . . . . .           26.3
                                                                West South Central. .                             89.7
                                                                Canada/Other. . . . .                              4.8
Allowance for losses. . . . . . . . . . . . .        (2.5)      Allowance for losses. . . . . . . . . .           (2.5)
                                                   ------                                                       ------
Total . . . . . . . . . . . . . . . . . . . .      $883.0       Total . . . . . . . . . . . . . . . . .         $883.0
                                                   ======                                                       ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2003 and 2002 was $6.3 million and $6.4 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2003 and 2002 was $63.1 million and $45.8 million and appears on the consolidated balance sheet in other liabilities.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

In 2003 and 2002, the Company recognized net loss of $4.0 million and a net gain of $0.9 million, respectively, related to the ineffective portion of its fair value hedges, and no net gain for either period, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2003, all of the Company's hedged firm commitments qualified as fair value hedges.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreeements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 5 -- INCOME TAXES

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     ------------------------
                                                      2003    2002      2001
                                                     ------  ------    ------
                                                          (IN MILLIONS)
Current taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .   $25.2   $ (9.8)    $30.1
 Foreign . . . . . . . . . . . . . . . . . . . . .     0.2     (0.2)       --
                                                     -----   ------     -----
                                                      25.4    (10.0)     30.1
Deferred taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .    30.4     68.4      32.1
                                                     -----   ------     -----
Total income taxes . . . . . . . . . . . . . . . .   $55.8   $ 58.4     $62.2
                                                     =====   ======     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                     2003     2002     2001
                                                    ------   ------   ------
                                                          (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $59.5    $60.6     $73.0
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .      --       --      (9.0)
 Prior years taxes. . . . . . . . . . . . . . . .     1.2      2.2       2.1
 Tax credits. . . . . . . . . . . . . . . . . . .    (1.5)    (0.8)     (0.4)
 Foreign taxes. . . . . . . . . . . . . . . . . .     0.2      0.2        --
 Tax exempt investment income . . . . . . . . . .    (0.3)    (3.6)     (5.6)
 Other. . . . . . . . . . . . . . . . . . . . . .    (3.3)    (0.2)      2.1
                                                    -----    -----     -----
  Total income taxes. . . . . . . . . . . . . . .   $55.8    $58.4     $62.2
                                                    =====    =====     =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                                2003    2002
                                                               ------  ------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . . . .   $210.5  $250.0
Other employee benefits. . . . . . . . . . . . . . . . . . .     25.5    20.2
Book over tax basis of investments . . . . . . . . . . . . .     12.0    12.0
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .     12.1      --
                                                               ------  ------
 Total deferred tax assets . . . . . . . . . . . . . . . . .    260.1   282.2
                                                               ------  ------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . . . .    405.2   419.5
Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.3     2.1
Basis in partnerships. . . . . . . . . . . . . . . . . . . .      0.1      --
Market discount on bonds . . . . . . . . . . . . . . . . . .      2.1     2.9
Lease income . . . . . . . . . . . . . . . . . . . . . . . .    102.9    71.5
Unrealized gains . . . . . . . . . . . . . . . . . . . . . .     42.3    12.8
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .       --    10.6
                                                               ------  ------
 Total deferred tax liabilities. . . . . . . . . . . . . . .    554.9   519.4
                                                               ------  ------
 Net deferred tax liabilities. . . . . . . . . . . . . . . .   $294.8  $237.2
                                                               ======  ======

The Company made income tax payments of $17.7 million and $27.2 million in 2003 and 2002, respectively and received an income tax refund of $32.4 million in 2001.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6 -- REINSURANCE

The effect of reinsurance on premiums written and earned was as follows:

                                                                              2003               2002               2001
                                                                        -----------------  -----------------  -----------------
                                                                                 PREMIUMS           PREMIUMS           PREMIUMS
                                                                        WRITTEN   EARNED   WRITTEN   EARNED   WRITTEN   EARNED
                                                                        -------  --------  -------  --------  -------  --------
                                                                                             (IN MILLIONS)
Life Insurance:
Direct. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $160.2   $160.2    $105.3   $105.3    $ 82.0    $ 82.0
Ceded . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (93.0)   (93.0)    (46.8)   (46.8)    (21.9)    (21.9)
                                                                         ------   ------    ------   ------    ------    ------
Net life insurance premiums . . . . . . . . . . . . . . . . . . . . .    $ 67.2   $ 67.2    $ 58.5   $ 58.5    $ 60.1    $ 60.1
                                                                         ======   ======    ======   ======    ======    ======

For the year ended December 31, 2003, 2002 and 2001, benefits to policyholders under life ceded reinsurance contracts were $8.5 million, $7.9 million and $3.8 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements, refer to Note 2 -- Related Party Transactions.

NOTE 7 -- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $55.3 million, $58.7 million, $8.2 million and $101.7 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $229.7 million at December 31, 2003. The majority of these commitments expire in 2004.

CONTINGENCIES

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $0.7 million and $2.7 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 8 -- SHAREHOLDER'S EQUITY

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              ----------------
                                                                (IN MILLIONS)
                                                               ---------------
Balance at January 1, 2001. . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $7.2 million) . . . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax
 expense of $1.1 million) . . . . . . . . . . . . . . . . .           2.1
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $3.2 million) . . .          (6.0)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           7.9
Change in accounting principle. . . . . . . . . . . . . . .           7.2
                                                                   ------
Balance at December 31, 2001. . . . . . . . . . . . . . . .        $ 12.9
                                                                   ======
Balance at January 1, 2002. . . . . . . . . . . . . . . . .        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $12.9 million). . . . . . . . . . . . . . . . .          21.4
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $0.2 million). . . . . .          (0.4)
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $6.7 million) . . .         (12.5)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           8.5
                                                                   ------
Balance at December 31, 2002. . . . . . . . . . . . . . . .        $ 21.4
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                               ---------------
                                                                (IN MILLIONS)
                                                               ---------------
Balance at January 1, 2003. . . . . . . . . . . . . . . . .        $ 21.4
Gross unrealized gains (losses) (net of deferred income tax
 expense of $27.4 million). . . . . . . . . . . . . . . . .          52.2
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $10.3 million) . . . . .          19.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $8.2  million). . . . . . . . . . . . . . . . . . . . .         (15.1)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .          56.2
                                                                   ------
Balance at December 31, 2003. . . . . . . . . . . . . . . .        $ 77.6
                                                                   ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                         2003     2002      2001
                                                                        ------   ------    ------
                                                                             (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . . . . . . . . . . . . . . . .   $165.4   $ 62.0    $ 20.6
  Equity investments. . . . . . . . . . . . . . . . . . . . . . . . .      2.1      0.8       1.0
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.9     (2.4)      5.2
                                                                        ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    169.4     60.4      26.8
Amounts of unrealized investment (gains) losses attributable to:
 Deferred policy acquisition cost and present value of future profits    (49.5)   (26.2)     (7.1)
 Deferred federal income taxes. . . . . . . . . . . . . . . . . . . .    (42.3)   (12.8)     (6.8)
                                                                        ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (91.8)   (39.0)    (13.9)
                                                                        ------   ------    ------
Net unrealized investment gains (losses). . . . . . . . . . . . . . .   $ 77.6   $ 21.4    $ 12.9
                                                                        ======   ======    ======

(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principal balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining balance of these securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There were no other permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                                      2003    2002     2001
                                                                     ------  ------  --------
                                                                         (IN MILLIONS)
Statutory net income . . . . . . . . . . . . . . . . . . . . . . .   $ 82.1  $ 52.7   $  4.0
Statutory surplus. . . . . . . . . . . . . . . . . . . . . . . . .    669.4   589.6    561.0


Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the internet.

ASSET GATHERING SEGMENT. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                        ASSET
YEAR ENDED DECEMBER 31, 2003              PROTECTION  GATHERING   CONSOLIDATED
----------------------------------------  ----------  ---------  --------------
                                                     (IN MILLIONS)
REVENUES:
Revenue from external customers . . . .   $   408.8   $   26.3     $   435.1
Net investment income . . . . . . . . .       302.8       13.5         316.3
                                          ---------   --------     ---------
Segment revenues. . . . . . . . . . . .       711.6       39.8         751.4
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
                                          ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . .       684.6       42.0         726.6
                                          =========   ========     =========
NET INCOME:
Segment after-tax operating income. . .       128.8        1.5         130.3
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (17.5)       1.4         (16.1)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . .        (6.2)      (0.3)         (6.5)
                                          ---------   --------     ---------
Net income. . . . . . . . . . . . . . .       105.1        2.6         107.7
                                          =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . .         8.6        0.2           8.8
Carrying value of investments accounted
 for by the equity method . . . . . . .       103.1        7.4         110.5
Amortization of deferred policy
 acquisition costs. . . . . . . . . . .        90.1       14.7         104.8
Income tax expense. . . . . . . . . . .        55.3        0.5          55.8
Segment assets. . . . . . . . . . . . .    12,256.6    1,638.8      13,895.4
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (34.0)       3.8         (30.2)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . .         7.0       (1.6)          5.4
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization
 of deferred policy acquisition costs --
 per consolidated financial statements.       (27.0)       2.2         (24.8)
Less income tax effect. . . . . . . . .         9.5       (0.8)          8.7
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income.   $   (17.5)  $    1.4     $   (16.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                          ASSET
YEAR ENDED DECEMBER 31, 2002                PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------  ----------  ---------  --------------
                                                       (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . .   $   384.2   $   31.6     $   415.8
Net investment income . . . . . . . . . .       266.8        3.3         270.1
                                            ---------   --------     ---------
Segment revenues. . . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                            ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                            =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . .       140.2       (8.1)        132.1
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
Class action lawsuit. . . . . . . . . . .        (4.5)        --          (4.5)
Restructuring charges . . . . . . . . . .         0.3         --           0.3
                                            ---------   --------     ---------
Net income. . . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                            =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $     4.2   $     --     $     4.2
Carrying value of investments accounted
 for by the equity method . . . . . . . .        50.1        1.7          51.8
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .        28.8       31.2          60.0
Income tax expense. . . . . . . . . . . .        65.3       (6.9)         58.4
Segment assets. . . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses). . .         7.5         --           7.5
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (20.4)      (0.4)        (20.8)
Less income tax effect. . . . . . . . . .         7.5        0.2           7.7
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (12.9)  $   (0.2)    $   (13.1)
                                            =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                          ASSET
YEAR ENDED DECEMBER 31, 2001                PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------  ----------  ---------  --------------
                                                       (IN MILLIONS)
REVENUES:
Revenues from external customers. . . . .   $  385.1    $   64.4     $   449.5
Net investment income . . . . . . . . . .      229.2        (2.2)        227.0
                                            --------    --------     ---------
Segment revenues. . . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                            --------    --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                            ========    ========     =========
NET INCOME:
Segment after-tax operating income. . . .   $  130.0    $   22.2     $   152.2
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (5.6)         --          (5.6)
Surplus tax . . . . . . . . . . . . . . .        9.1          --           9.1
Class action lawsuit. . . . . . . . . . .       (9.2)         --          (9.2)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                            --------    --------     ---------
Net income. . . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                            ========    ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $    2.7          --     $     2.7
Carrying value of investments accounted
 for by the equity method . . . . . . . .       27.7          --          27.7
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .       46.6    $   20.5          67.1
Income tax expense. . . . . . . . . . . .       54.8         7.4          62.2
Segment assets. . . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses). . .        1.5          --           1.5
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (9.0)         --          (9.0)
Less income tax effect. . . . . . . . . .        3.4          --           3.4
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (5.6)         --     $    (5.6)
                                            ========    ========     =========


The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  The fair value for equity securities is based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                    DECEMBER 31,
                                       ----------------------------------------
                                              2003                2002
                                       ------------------  --------------------
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ----------
                                                   (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . . . .   $   78.7  $   78.8  $   83.8   $   83.3
 Available-for-sale. . . . . . . . .    3,786.9   3,786.9   3,011.3    3,011.3
Equity securities:
 Available-for-sale. . . . . . . . .       41.7      41.7      11.9       11.9
Mortgage loans on real estate. . . .      883.0     943.4     668.4      718.8
Policy loans . . . . . . . . . . . .      370.9     370.9     359.4      359.4
Short-term investments . . . . . . .       10.1      10.1       0.1        0.1
Cash and cash equivalents. . . . . .       67.7      67.7     202.9      202.9
Derivatives:
 Interest rate swap agreements . . .        4.4       4.4       3.7        3.7
 Interest rate cap agreements. . . .        1.1       1.1       1.4        1.4
 Interest rate floor agreements. . .       12.6      12.6      14.2       14.2
 Equity collar agreements. . . . . .        0.1       0.1       0.3        0.3
LIABILITIES:
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .   $  276.6  $  281.1  $  203.6   $  186.7
Derivatives:
 Interest rate swap agreements . . .       54.8      54.8      59.0       59.0
Commitments. . . . . . . . . . . . .         --     229.7        --       93.3

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                                                ACCUMULATED
                                                             GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                AMOUNT       AND OTHER CHANGES      AMOUNT
                                                            ---------------  -----------------  ---------------
                                                                              (IN MILLIONS)
DECEMBER 31, 2003
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .        $25.0            $(22.7)            $2.3
DECEMBER 31, 2002
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .         25.0             (19.0)             6.0

                                             FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------
                                              2003        2002         2001
                                           ----------  ----------  ------------
                                                     (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
VOBA amortization, net of tax of $0.3
 million,  $0.4 million and $0.6 million      $0.6        $0.7         $1.0

                                                                                   TAX EFFECT     NET EXPENSE
                                                                                  -------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,        (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED -- (CONTINUED)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:                                                    --
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----                    -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====                    =====

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .     $ 6.0         --         $ 6.0
Amortization and other changes during
 2003:                                                    --
Amortization. . . . . . . . . . . . . .      (0.9)        --          (0.9)
Adjustment to unrealized gains on
 securities available-for-sale. . . . .      (2.8)        --          (2.8)
                                            -----                    -----
VOBA balance at December 31, 2003 . . .     $ 2.3         --         $ 2.3
                                            =====                    =====

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




To the Policyholders of
John Hancock Variable Life Account S of
 John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas (SC), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Investors Growth, MFS Research Series IC, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003


                           LARGE                                 EMERGING
                            CAP       FUNDAMENTAL    ACTIVE       MARKETS     FINANCIAL
                           GROWTH       GROWTH        BOND        EQUITY      INDUSTRIES
                         SUBACCOUT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  -----------  -----------  -----------  -----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
  Outside Trust, at
  value . . . . . . .             --          --            --           --          --
                        ------------  ----------   -----------  -----------    --------
Total Assets. . . . .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
NET ASSETS:
Contracts in
 accumulation . . . .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ------------  ----------   -----------  -----------    --------
Total net assets. . .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
Units outstanding . .      5,149,639     199,811     3,600,381    1,704,956      53,736
                        ============  ==========   ===========  ===========    ========
Unit value (in
 accumulation). . . .   $      20.50  $     7.26   $     20.33  $     10.74    $  11.29
                        ============  ==========   ===========  ===========    ========

                        INTERNATIONAL     SMALL
                           EQUITY          CAP        HEALTH     OVERSEAS     EARNINGS
                            INDEX        GROWTH      SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  -----------  ----------  ----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
  Outside Trust, at
  value . . . . . . .             --            --          --          --            --
                         -----------   -----------  ----------  ----------   -----------
Total Assets. . . . .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         -----------   -----------  ----------  ----------   -----------
Total net assets. . .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
Units outstanding . .      3,105,455     2,291,067     222,953     563,169     2,917,248
                         ===========   ===========  ==========  ==========   ===========
Unit value (in
 accumulation). . . .    $     14.37   $     13.54  $    10.30  $    14.74   $     12.30
                         ===========   ===========  ==========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                                       LARGE      LARGE CAP
                         MID CAP        CAP         VALUE     FUNDAMENTAL      MONEY
                          VALUE        VALUE         CORE        VALUE         MARKET
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                        ----------  ------------  ----------  -----------  --------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
  Outside Trust, at
  value . . . . . . .           --            --          --           --             --
                        ----------  ------------  ----------  -----------   ------------
Total Assets. . . . .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
NET ASSETS:
Contracts in
 accumulation . . . .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ----------  ------------  ----------  -----------   ------------
Total net assets. . .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
Units outstanding . .      572,396     6,515,929     517,429    3,170,458     16,166,195
                        ==========  ============  ==========  ===========   ============
Unit value (in
 accumulation). . . .   $    13.67  $      19.67  $    10.35  $     10.18   $      13.86
                        ==========  ============  ==========  ===========   ============

                         SMALL/MID                  LARGE
                            CAP         BOND         CAP       SMALL/MID     SMALL CAP
                          GROWTH        INDEX      GROWTH B    CAP CORE        VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
  Outside Trust, at
  value . . . . . . .            --           --          --           --            --
                        -----------  -----------  ----------  -----------   -----------
Total Assets. . . . .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        -----------  -----------  ----------  -----------   -----------
Total net assets. . .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
Units outstanding . .     2,167,472    3,959,604     450,211    2,931,984     3,406,357
                        ===========  ===========  ==========  ===========   ===========
Unit value (in
 accumulation). . . .   $     19.83  $     14.20  $     6.72  $     13.90   $     14.94
                        ===========  ===========  ==========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                           REAL                                    TOTAL
                          ESTATE       GROWTH &                    RETURN     SHORT-TERM
                          EQUITY        INCOME       MANAGED        BOND         BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  ------------  ------------  ----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
  Outside Trust, at
  value . . . . . . .            --            --            --          --            --
                        -----------  ------------  ------------  ----------   -----------
Total Assets. . . . .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        -----------  ------------  ------------  ----------   -----------
Total net assets. . .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
Units outstanding . .     1,034,584     6,073,982     4,069,197     659,225     3,535,438
                        ===========  ============  ============  ==========   ===========
Unit value (in
 accumulation). . . .   $     28.33  $      22.71  $      31.21  $    10.20   $     16.20
                        ===========  ============  ============  ==========   ===========

                         SMALL CAP
                         EMERGING    INTERNATIONAL     EQUITY     HIGH YIELD      GLOBAL
                          GROWTH     OPPORTUNITIES     INDEX         BOND          BOND
                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -------------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
  Outside Trust, at
  value . . . . . . .            --            --             --           --            --
                        -----------   -----------   ------------  -----------   -----------
Total Assets. . . . .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        -----------   -----------   ------------  -----------   -----------
Total net assets. . .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
Units outstanding . .     3,223,829     3,589,916     16,779,865    2,316,918     1,308,518
                        ===========   ===========   ============  ===========   ===========
Unit value (in
 accumulation). . . .   $     11.33   $     11.73   $      17.69  $     10.20   $     18.32
                        ===========   ===========   ============  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                           BRANDES       TURNER       FRONTIER       BUSINESS      AIM V.I.
                        INTERNATIONAL     CORE        CAPITAL     OPPORTUNITIES    PREMIER
                           EQUITY        GROWTH     APPRECIATION      VALUE         EQUITY
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -------------  -----------  ------------  -------------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .             --            --           --            --             --
  Outside Trust, at
  value . . . . . . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         -----------   -----------  -----------    ----------     ----------
Total Assets. . . . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         ===========   ===========  ===========    ==========     ==========
NET ASSETS:
Contracts in
 accumulation . . . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         -----------   -----------  -----------    ----------     ----------
Total net assets. . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         ===========   ===========  ===========    ==========     ==========
Units outstanding . .      3,927,662     1,783,647    2,323,728       275,273        261,213
                         ===========   ===========  ===========    ==========     ==========
Unit value (in
 accumulation). . . .    $     19.25   $     17.42  $     24.51    $    10.17     $     9.91
                         ===========   ===========  ===========    ==========     ==========

                         AIM V.I.
                          CAPITAL                                                      JANUS ASPEN
                        DEVELOPMENT  FIDELITY VIP  FIDELITY VIP II   FIDELITY VIP II     GLOBAL
                          SERIES        GROWTH        CONTRAFUND      OVERSEAS (SC)    TECHNOLOGY
                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                        -----------  ------------  ----------------  ---------------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .          --             --              --               --              --
  Outside Trust, at
  value . . . . . . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         --------    -----------     -----------       ----------      ----------
Total Assets. . . . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         ========    ===========     ===========       ==========      ==========
NET ASSETS:
Contracts in
 accumulation . . . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         --------    -----------     -----------       ----------      ----------
Total net assets. . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         ========    ===========     ===========       ==========      ==========
Units outstanding . .      35,341        776,980       1,807,728           69,065         416,541
                         ========    ===========     ===========       ==========      ==========
Unit value (in
 accumulation). . . .    $  10.13    $     14.69     $     14.46       $    15.26      $     3.64
                         ========    ===========     ===========       ==========      ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                          JANUS
                          ASPEN       MFS NEW       MFS         MFS
                        WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                          GROWTH      SERIES       GROWTH    SERIES IC      EQUITY
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  -----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .           --           --          --         --          --
  Outside Trust, at
  value . . . . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total Assets. . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
NET ASSETS:
Contracts in
 accumulation . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total net assets. . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
Units outstanding . .      546,498    1,237,879     276,080     15,403       6,495
                        ==========  ===========  ==========   ========     =======
Unit value (in
 accumulation). . . .   $     5.90  $      9.48  $     8.50   $  14.69     $ 12.43
                        ==========  ===========  ==========   ========     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                            STATEMENT OF OPERATIONS


                               DECEMBER 31, 2003


                           LARGE                                   EMERGING
                            CAP        FUNDAMENTAL    ACTIVE       MARKETS      FINANCIAL
                           GROWTH        GROWTH        BOND         EQUITY     INDUSTRIES
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        -------------  -----------  ------------  ----------  -------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio   $    483,479    $     --    $ 3,261,437   $  216,706    $  6,705
                        ------------    --------    -----------   ----------    --------
Total investment
 income . . . . . . .        483,479          --      3,261,437      216,706       6,705
Expenses:
 Mortality & expense
  risk. . . . . . . .        213,393       2,796        112,318       25,417         898
                        ------------    --------    -----------   ----------    --------
Net investment income
 (loss) . . . . . . .        270,086      (2,796)     3,149,119      191,289       5,807
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (19,176,158)     44,758        955,602      739,013       7,636
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . .        141,182     118,261      1,816,450      634,949       1,083
                        ------------    --------    -----------   ----------    --------
Realized gains
 (losses) . . . . . .    (19,034,976)    163,019      2,772,052    1,373,962       8,719
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     40,182,443     308,423     (1,419,934)   4,389,813      86,713
                        ------------    --------    -----------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $ 21,417,553    $468,646    $ 4,501,237   $5,955,064    $101,239
                        ============    ========    ===========   ==========    ========

                        INTERNATIONAL     SMALL
                           EQUITY          CAP         HEALTH     OVERSEAS     EARNINGS
                            INDEX        GROWTH       SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  ------------  ----------  ----------  --------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio   $   949,642    $        --   $  4,732    $  265,114   $    19,824
                        -----------    -----------   --------    ----------   -----------
Total investment
 income . . . . . . .       949,642             --      4,732       265,114        19,824
Expenses:
 Mortality & expense
  risk. . . . . . . .        74,364         64,816      2,956        17,051        79,577
                        -----------    -----------   --------    ----------   -----------
Net investment income
 (loss) . . . . . . .       875,278        (64,816)     1,776       248,063       (59,753)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (1,009,356)    (2,147,497)   (13,768)      161,939    (6,263,495)
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . .       275,332        429,866     47,556       187,035       561,908
                        -----------    -----------   --------    ----------   -----------
Realized gains
 (losses) . . . . . .      (734,024)    (1,717,631)    33,788       348,974    (5,701,587)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .    14,131,864      8,976,914    373,349     1,295,568    13,140,170
                        -----------    -----------   --------    ----------   -----------
Net increase in net
 assets resulting from
 operations . . . . .   $14,273,118    $ 7,194,467   $408,913    $1,892,605   $ 7,378,830
                        ===========    ===========   ========    ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                                MID CAP VALUE
                                  SUBACCOUNT                      LARGE
                                 PERIOD FROM        LARGE          CAP
                                MAY 1, 2003(*)       CAP          VALUE     FUNDAMENTAL      MONEY
                               TO DECEMBER 31,      VALUE         CORE         VALUE         MARKET
                                     2003        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                               ---------------   ----------    ----------   ------------   ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .        $  9,560      $ 2,016,844   $   56,028   $   422,692    $2,593,780
                                   --------      -----------   ----------   -----------    ----------
Total investment
 income . . . . . . . . . .           9,560        2,016,844       56,028       422,692     2,593,780
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .             477          151,098        4,609        72,701       276,212
                                   --------      -----------   ----------   -----------    ----------
Net investment income                 9,083        1,865,746       51,419       349,991     2,317,568
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .          31,323       (3,263,559)     (23,957)   (1,429,196)           --
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .         241,277        1,775,383      173,542        31,771            --
                                   --------      -----------   ----------   -----------    ----------
Realized gains
 (losses) . . . . . . . . .         272,600       (1,488,176)     149,585    (1,397,425)           --
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .         546,210       25,249,562      885,494     8,589,623            --
                                   --------      -----------   ----------   -----------    ----------
Net increase in net
 assets resulting from
 operations . . . . . . . .        $827,893      $25,627,132   $1,086,498   $ 7,542,189    $2,317,568
                                   ========      ===========   ==========   ===========    ==========

                                SMALL/MID       BOND       LARGE CAP    SMALL/MID     SMALL CAP
                               CAP GROWTH       INDEX       GROWTH B    CAP CORE        VALUE
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                               -----------   -----------   ----------  -----------   -----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .    $        --   $ 2,756,710   $      --   $   136,852   $   252,432
                               -----------   -----------   ---------   -----------   -----------
Total investment
 income . . . . . . . . . .             --     2,756,710          --       136,852       252,432
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .         56,087        62,844       2,288        35,468        37,379
                               -----------   -----------   ---------   -----------   -----------
Net investment income
 (loss) . . . . . . . . . .        (56,087)    2,693,866      (2,288)      101,384       215,053
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .        (65,884)      725,817    (274,135)       79,845       385,489
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .      2,777,295       247,517     392,561     3,351,041     1,904,310
                               -----------   -----------   ---------   -----------   -----------
Realized gains. . . . . . .      2,711,411       973,334     118,426     3,430,886     2,289,799
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .     10,132,667    (1,818,040)    515,948     8,521,567     9,889,844
                               -----------   -----------   ---------   -----------   -----------
Net increase in net
 assets resulting from
 operations . . . . . . . .    $12,787,991   $ 1,849,160   $ 632,086   $12,053,837   $12,394,696
                               ===========   ===========   =========   ===========   ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                                                       TOTAL RETURN BOND
                                                                          SUBACCOUNT
                                 REAL                                     PERIOD FROM
                                ESTATE      GROWTH &                    MAY 1, 2003(*)     SHORT-TERM
                                EQUITY       INCOME        MANAGED      TO DECEMBER 31,       BOND
                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT          2003          SUBACCOUNT
                              ----------  ------------   -----------   -----------------   ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $1,223,849  $  1,228,319   $ 3,996,043       $31,073         $1,857,677
                              ----------  ------------   -----------       -------         ----------
Total investment
 income . . . . . . . . . .    1,223,849     1,228,319     3,996,043        31,073          1,857,677
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .       43,911       425,394       559,002           461             76,719
                              ----------  ------------   -----------       -------         ----------
Net investment income . . .    1,179,938       802,925     3,437,041        30,612          1,780,958
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .       10,565   (16,445,257)   (5,363,585)       (2,781)           232,006
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .      819,953       661,563       531,884        27,871                 --
                              ----------  ------------   -----------       -------         ----------
Realized gains
 (losses) . . . . . . . . .      830,518   (15,783,694)   (4,831,701)       25,090            232,006
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .    5,994,959    42,194,328    23,017,640        22,417           (744,427)
                              ----------  ------------   -----------       -------         ----------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $8,005,415  $ 27,213,559   $21,622,980       $78,119         $1,268,537
                              ==========  ============   ===========       =======         ==========

                               SMALL CAP
                               EMERGING     INTERNATIONAL     EQUITY      HIGH YIELD     GLOBAL
                                GROWTH      OPPORTUNITIES     INDEX          BOND         BOND
                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                              -----------   -------------  ------------   ----------   ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $    27,497   $   504,912    $  6,195,035   $1,438,291   $1,195,342
                              -----------   -----------    ------------   ----------   ----------
Total investment
 income . . . . . . . . . .        27,497       504,912       6,195,035    1,438,291    1,195,342
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .        53,403        82,452         364,573       37,937       43,067
                              -----------   -----------    ------------   ----------   ----------
Net investment income
 (loss) . . . . . . . . . .       (25,906)      422,460       5,830,462    1,400,354    1,152,275
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .    (1,245,126)     (852,203)    (16,521,389)      28,942      718,554
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .     4,894,125            --       1,411,441       60,598      422,730
                              -----------   -----------    ------------   ----------   ----------
Realized gains
 (losses) . . . . . . . . .     3,648,999      (852,203)    (15,109,948)      89,540    1,141,284
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .     8,251,266    10,673,193      72,853,821    1,664,579      755,398
                              -----------   -----------    ------------   ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $11,874,359   $10,243,450    $ 63,574,335   $3,154,473   $3,048,957
                              ===========   ===========    ============   ==========   ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                     BRANDES       TURNER        FRONTIER      BUSINESS       AIM V.I.
                                  INTERNATIONAL     CORE         CAPITAL     OPPORTUNITIES    PREMIER
                                     EQUITY        GROWTH      APPRECIATION      VALUE         EQUITY
                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                  -------------  ------------  ------------  -------------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . . .    $   686,914    $    60,806   $        --     $ 16,953      $   7,334
                                  -----------    -----------   -----------     --------      ---------
Total investment
 income . . . . . . . . . . .         686,914         60,806            --       16,953          7,334
Expenses:
 Mortality & expense
  risk. . . . . . . . . . . .          28,692         12,077        19,370          826          4,062
                                  -----------    -----------   -----------     --------      ---------
Net investment income
 (loss) . . . . . . . . . . .         658,222         48,729       (19,370)      16,127          3,272
Realized gain (loss)
 on investments:
 Realized (losses) on
  sale of portfolio
  shares. . . . . . . . . . .      (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio. . . .              --             --            --           --             --
                                  -----------    -----------   -----------     --------      ---------
Realized (losses) . . . . . .      (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . . .      25,475,792     10,420,662    18,593,925      504,092        763,075
                                  -----------    -----------   -----------     --------      ---------
Net increase in net
 assets resulting from
 operations . . . . . . . . .     $22,132,824    $ 6,281,416   $15,909,835     $501,230      $ 546,341
                                  ===========    ===========   ===========     ========      =========

                                       AIM V.I.                                                       JANUS ASPEN
                                       CAPITAL        FIDELITY VIP II  FIDELITY VIP  FIDELITY VIP II     GLOBAL
                                  DEVELOPMENT SERIES    CONTRAFUND        GROWTH      OVERSEAS (SC)   TECHNOLOGY
                                      SUBACCOUNT        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  ------------------  ---------------  ------------  ---------------  -----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . . .          $    --          $   55,294     $   14,576       $    703       $      --
                                       -------          ----------     ----------       --------       ---------
Total investment
 income . . . . . . . . . . .               --              55,294         14,576            703              --
Expenses:
 Mortality & expense
  risk. . . . . . . . . . . .              147              20,539          8,308          1,303           2,318
                                       -------          ----------     ----------       --------       ---------
Net investment income
 (loss) . . . . . . . . . . .             (147)             34,755          6,268           (600)         (2,318)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . . .             (740)            (11,434)      (409,481)        98,617        (157,406)
  Distributions
   received from
   realized capital
   gains of the
   underlying portfolio . . .               --                  --             --             --              --
                                       -------          ----------     ----------       --------       ---------
Realized gains (losses) . . .             (740)            (11,434)      (409,481)        98,617        (157,406)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . . .           57,475           4,479,688      3,033,463        151,169         583,913
                                       -------          ----------     ----------       --------       ---------
Net increase in net
 assets resulting from
 operations . . . . . . . . .          $56,588          $4,503,009     $2,630,250       $249,186       $ 424,189
                                       =======          ==========     ==========       ========       =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                              JANUS ASPEN    MFS NEW       MFS         MFS
                               WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                                GROWTH       SERIES       GROWTH    SERIES IC      EQUITY
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              -----------  ----------   ----------  ----------   ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio. . .    $  23,822    $       --   $     --     $ 1,778      $   123
                              ---------    ----------   --------     -------      -------
Total investment
 income. . . . . . . . . .       23,822            --         --       1,778          123
Expenses:
 Mortality & expense
  risk . . . . . . . . . .        4,499         7,939      1,536         478           --
                              ---------    ----------   --------     -------      -------
Net investment income
 (loss). . . . . . . . . .       19,323        (7,939)    (1,536)      1,300          123
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares . . . .     (248,485)     (445,340)    (2,347)     (3,377)       1,528
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio. . . . . . . .           --            --         --          --          356
                              ---------    ----------   --------     -------      -------
Realized gains
 (losses). . . . . . . . .     (248,485)     (445,340)    (2,347)     (3,377)       1,884
Change in unrealized
 appreciation
 (depreciation)
 during the year . . . . .      856,960     3,314,067    206,518      49,117        9,252
                              ---------    ----------   --------     -------      -------
Net increase in net
 assets resulting from
 operations. . . . . . . .    $ 627,798    $2,860,788   $202,635     $47,040      $11,259
                              =========    ==========   ========     =======      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                   LARGE CAP GROWTH            FUNDAMENTAL GROWTH
                                      SUBACCOUNT                   SUBACCOUNT
                              ---------------------------   --------------------------
                                  2003           2002          2003           2002
                              ------------   ------------   -----------    -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $    270,086   $     83,397   $    (2,796)   $    (2,293)
 Realized gains
  (losses). . . . . . . . .    (19,034,976)   (28,665,386)      163,019       (125,623)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     40,182,443     (2,921,044)      308,423       (245,274)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     21,417,553    (31,503,033)      468,646       (373,190)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     34,288,046     37,876,263     1,606,326      2,165,262
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (30,551,344)   (37,675,151)   (2,208,482)    (1,126,213)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .      3,736,702        201,112      (602,156)     1,039,049
                              ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     25,154,255    (31,301,921)     (133,510)       665,859
Net assets at the
 beginning of the year. . .     80,402,878    111,704,799     1,584,302        918,443
                              ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . .   $105,557,133   $ 80,402,878   $ 1,450,792    $ 1,584,302
                              ============   ============   ===========    ===========

                                      ACTIVE BOND             EMERGING MARKETS EQUITY
                                      SUBACCOUNT                    SUBACCOUNT
                              ---------------------------   ----------------------------
                                  2003           2002           2003            2002
                              ------------   ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income        $  3,149,119   $  3,407,605   $    191,289    $      4,053
 Realized gains . . . . . .      2,772,052        681,395      1,373,962         465,979
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     (1,419,934)       571,777      4,389,813      (1,366,976)
                              ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      4,501,237      4,660,777      5,955,064        (896,944)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     55,635,739     39,617,023     40,300,271      41,707,506
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (58,513,353)   (38,963,331)   (36,386,971)    (38,386,989)
                              ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     (2,877,614)       653,692      3,913,300       3,320,517
                              ------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . . . . .      1,623,623      5,314,469      9,868,364       2,423,573
Net assets at the
 beginning of the year. . .     71,583,878     66,269,409      8,442,791       6,019,218
                              ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .   $ 73,207,501   $ 71,583,878   $ 18,311,155    $  8,442,791
                              ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                               FINANCIAL INDUSTRIES     INTERNATIONAL EQUITY INDEX
                                    SUBACCOUNT,                 SUBACCOUNT
                              -----------------------   ----------------------------
                                2003         2002           2003            2002
                              ---------   -----------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $   5,807   $     2,062   $    875,278    $    489,153
 Realized gains
  (losses). . . . . . . . .       8,719       (88,357)      (734,024)     (3,024,346)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      86,713       (20,939)    14,131,864      (2,137,219)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     101,239      (107,234)    14,273,118      (4,672,412)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     732,297     2,052,380     53,194,854      52,080,239
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (478,505)   (1,827,686)   (49,657,614)    (49,462,024)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     244,792       224,694      3,537,240       2,618,215
                              ---------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     346,031       117,460     17,810,358      (2,054,197)
Net assets at the
 beginning of the year. . .     260,548       143,088     26,807,353      28,861,550
                              ---------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .   $ 606,579   $   260,548   $ 44,617,711    $ 26,807,353
                              =========   ===========   ============    ============

                                   SMALL CAP GROWTH              HEALTH SCIENCES
                                      SUBACCOUNT                   SUBACCOUNT
                              ---------------------------   --------------------------
                                  2003           2002          2003           2002
                              ------------   ------------   -----------    -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $    (64,816)  $    (67,628)  $     1,776    $      (121)
 Realized gains
  (losses). . . . . . . . .     (1,717,631)    (7,375,528)       33,788       (247,244)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      8,976,914     (3,121,699)      373,349       (146,395)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      7,194,467    (10,564,855)      408,913       (393,760)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     36,717,076     36,888,883     4,016,274      3,298,777
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (37,620,257)   (38,536,363)   (3,131,327)    (3,442,934)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .       (903,181)    (1,647,480)      884,947       (144,157)
                              ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .      6,291,286    (12,212,335)    1,293,860       (537,917)
Net assets at the
 beginning of the year. . .     24,739,182     36,951,517     1,002,739      1,540,656
                              ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . .   $ 31,030,468   $ 24,739,182   $ 2,296,599    $ 1,002,739
                              ============   ============   ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                 OVERSEAS EQUITY               EARNINGS GROWTH
                                     SUBACCOUNT                   SUBACCOUNT
                             --------------------------   ----------------------------
                                 2003          2002           2003            2002
                             ------------   -----------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .  $    248,063   $    34,981   $    (59,753)   $    (83,648)
 Realized gains
  (losses). . . . . . . . .       348,974      (172,452)    (5,701,587)    (25,770,661)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     1,295,568       (72,467)    13,140,170      11,561,491
                             ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     1,892,605      (209,938)     7,378,830     (14,292,818)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    12,037,606     2,259,080     18,717,634      24,299,152
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (10,130,778)   (1,716,808)   (20,794,472)    (23,438,724)
                             ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     1,906,828       542,272     (2,076,838)        860,428
                             ------------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     3,799,433       332,334      5,301,992     (13,432,390)
Net assets at the
 beginning of the year          4,503,560     4,171,226     30,566,412      43,998,802
                             ------------   -----------   ------------   -------------
Net assets at the end
 of the year. . . . . . . .  $  8,302,993   $ 4,503,560   $ 35,868,404    $ 30,566,412
                             ============   ===========   ============    ============

                                MID CAP VALUE            LARGE CAP VALUE
                              SUBACCOUNT PERIOD            SUBACCOUNT
                             FROM MAY 1, 2003(*)   ----------------------------
                             TO DECEMBER 31, 2003      2003            2002
                             --------------------  ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .      $     9,083       $  1,865,746    $  1,216,297
 Realized gains
  (losses). . . . . . . . .          272,600         (1,488,176)       (230,566)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .          546,210         25,249,562     (12,624,257)
                                 -----------       ------------    ------------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . .          827,893         25,627,132     (11,638,526)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .       10,915,880        101,763,482      57,052,514
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .       (3,917,076)       (82,592,321)    (44,499,260)
                                 -----------       ------------    ------------
Net increase in net
 assets resulting from
 policy transactions. . . .        6,998,804         19,171,161      12,553,254
                                 -----------       ------------    ------------
Total increase
 in net assets. . . . . . .        7,826,697         44,798,293         914,728
Net assets at the
 beginning of the year. . .               --         83,400,781      82,486,053
                                 -----------       ------------    ------------
Net assets at the end
 of the year. . . . . . . .      $ 7,826,697       $128,199,074    $ 83,400,781
                                 ===========       ============    ============

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                           LARGE CAP VALUE CORE          FUNDAMENTAL VALUE
                                SUBACCOUNT                  SUBACCOUNT
                        -------------------------   ----------------------------
                            2003         2002           2003           2002
                        -----------   -----------   ------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $    51,419   $    33,921   $    349,991    $    380,817
 Realized gains
  (losses). . . . . . .     149,585      (204,465)    (1,397,425)     (2,241,603)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     885,494      (489,473)     8,589,623      (5,879,168)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .   1,086,498      (660,017)     7,542,189      (7,739,954)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   4,500,988     4,589,142     23,609,822      28,755,601
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (3,634,461)   (2,973,259)   (29,754,228)    (32,019,285)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .     866,527     1,615,883     (6,144,406)     (3,263,684)
                        -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . .   1,953,025       955,866      1,397,783     (11,003,638)
Net assets at the
 beginning of the year.   3,401,244     2,445,378     30,881,929      41,885,567
                        -----------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . $ 5,354,269   $ 3,401,244   $ 32,279,712    $ 30,881,929
                        ===========   ===========   ============    ============

                                 MONEY MARKET               SMALL/MID CAP GROWTH
                                  SUBACCOUNT                     SUBACCOUNT
                        -----------------------------   ----------------------------
                            2003            2002            2003           2002
                        -------------   -------------   ------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $   2,317,568   $   3,015,486   $    (56,087)   $    (45,236)
 Realized gains
  (losses). . . . . . .            --              --      2,711,411        (652,613)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .            --              --     10,132,667      (5,141,752)
                        -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .     2,317,568       3,015,486     12,787,991      (5,839,601)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   470,866,873     622,926,042     53,573,957      26,500,998
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (545,082,074)   (524,941,640)   (45,599,890)    (25,896,023)
                        -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .   (74,215,201)     97,984,402      7,974,067         604,975
                        -------------   -------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . .   (71,897,633)    100,999,888     20,762,058      (5,234,626)
Net assets at the
 beginning of the year.   295,899,299     194,899,411     22,211,720      27,446,346
                        -------------   -------------   ------------    ------------
Net assets at the end
 of the year. . . . . . $ 224,001,666   $ 295,899,299   $ 42,973,778    $ 22,211,720
                        =============   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                BOND INDEX               LARGE CAP GROWTH B
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   --------------------------
                            2003           2002          2003            2002
                        ------------   ------------   -----------    -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $  2,693,866   $  2,507,741   $    (2,288)   $    (3,601)
 Realized gains
  (losses). . . . . . .      973,334      1,151,547       118,426       (480,738)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .   (1,818,040)     1,139,417       515,948       (557,545)
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    1,849,160      4,798,705       632,086     (1,041,884)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   99,287,622     80,399,233     3,265,651      4,377,608
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (94,834,398)   (63,484,146)   (2,866,954)    (3,888,337)
                        ------------   ------------   -----------    -----------
Net increase in net
 assets resulting from
 policy transactions. .    4,453,224     16,915,087       398,697        489,271
                        ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . .    6,302,384     21,713,792     1,030,783       (552,613)
Net assets at the
 beginning of the year.   49,916,875     28,203,083     1,995,528      2,548,141
                        ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . $ 56,219,259   $ 49,916,875   $ 3,026,311    $ 1,995,528
                        ============   ============   ===========    ===========

                             SMALL/MID CAP CORE              SMALL CAP VALUE
                                 SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ----------------------------
                            2003           2002           2003            2002
                        ------------   ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $    101,384   $     63,156   $    215,053    $    122,331
 Realized gains
  (losses). . . . . . .    3,430,886       (308,323)     2,289,799         635,407
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .    8,521,567     (3,202,266)     9,889,844      (2,727,447)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .   12,053,837     (3,447,433)    12,394,696      (1,969,709)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   51,293,724     36,033,748     64,341,888      40,409,930
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (41,969,316)   (30,066,959)   (51,449,032)    (25,090,783)
                        ------------   ------------   ------------    ------------
Net increase in net
 assets resulting from
 policy transactions. .    9,324,408      5,966,789     12,892,856      15,319,147
                        ------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . . .   21,378,245      2,519,356     25,287,552      13,349,438
Net assets at the
 beginning of the year.   19,376,202     16,856,846     25,592,153      12,242,715
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . $ 40,754,447   $ 19,376,202   $ 50,879,705    $ 25,592,153
                        ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                            REAL ESTATE EQUITY              GROWTH & INCOME
                                SUBACCOUNT                     SUBACCOUNT
                        ---------------------------   ----------------------------
                            2003           2002           2003            2002
                        ------------   ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $  1,179,938   $  1,384,016   $    802,925    $    470,951
 Realized gains
  (losses). . . . . . .      830,518       (148,573)   (15,783,694)    (20,620,173)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .    5,994,959     (1,559,197)    42,194,328     (12,527,093)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    8,005,415       (323,754)    27,213,559     (32,676,315)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   31,833,178     37,290,451     45,145,404      32,448,597
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (35,289,899)   (37,766,610)   (46,006,635)    (29,961,195)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .   (3,456,721)      (476,159)      (861,231)      2,487,402
                        ------------   ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . .    4,548,694       (799,913)    26,352,328     (30,188,913)
Net assets at the
 beginning of the year.   24,763,040     25,562,953    111,605,295     141,794,208
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . $ 29,311,734   $ 24,763,040   $137,957,623    $111,605,295
                        ============   ============   ============    ============


                                                           TOTAL RETURN BOND
                                     MANAGED                   SUBACCOUNT
                                   SUBACCOUNT                PERIOD FROM
                           ---------------------------       MAY 1, 2003(*)
                               2003           2002        TO DECEMBER 31, 2003
                           ------------   ------------    --------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income . . $  3,437,041   $  1,632,444        $   30,612
 Realized gains (losses)     (4,831,701)    (5,214,161)           25,090
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .   23,017,640    (14,642,077)           22,417
                           ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from operations . . . . .   21,622,980    (18,223,794)           78,119
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans. . . . .   17,009,077     26,991,042         7,477,407
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans . . . .  (29,438,305)   (20,990,178)         (833,329)
                           ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from
 policy transactions . . .  (12,429,228)     6,000,864         6,644,078
                           ------------   ------------        ----------
Total increase (decrease)
 in net assets . . . . . .    9,193,752    (12,222,930)        6,722,197
Net assets at the
 beginning of the year . .  117,787,335    130,010,265                --
                           ------------   ------------        ----------
Net assets at the end of
 the year. . . . . . . . . $126,981,087   $117,787,335        $6,722,197
                           ============   ============        ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                              SHORT-TERM BOND          SMALL CAP EMERGING GROWTH
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ----------------------------
                            2003           2002           2003            2002
                        ------------   ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $  1,780,958   $  1,315,066   $    (25,906)   $    (11,292)
 Realized gains
  (losses). . . . . .        232,006        124,668      3,648,999      (3,197,140)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     (744,427)       336,180      8,251,266      (2,650,422)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    1,268,537      1,775,914     11,874,359      (5,858,854)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   54,405,518     47,343,670     34,150,763      32,771,648
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (45,262,489)   (19,861,486)   (26,448,637)    (35,471,871)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .    9,143,029     27,482,184      7,702,126      (2,700,223)
                        ------------   ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . .   10,411,566     29,258,098     19,576,485      (8,559,077)
Net assets at the
 beginning of the year.   46,860,085     17,601,987     16,938,336      25,497,413
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . $ 57,271,651   $ 46,860,085   $ 36,514,821    $ 16,938,336
                        ============   ============   ============    ============

                        INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ----------------------------
                            2003           2002           2003            2002
                        ------------   ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $    422,460   $    160,245   $  5,830,462    $  2,368,859
 Realized gains
  (losses). . . . . . .     (852,203)    (4,374,098)   (15,109,948)    (26,127,393)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .   10,673,193     (3,202,672)    72,853,821     (26,397,068)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .   10,243,450     (7,416,525)    63,574,335     (50,155,602)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   45,958,954     69,682,177    131,492,733     140,749,405
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (41,761,717)   (70,825,832)   (94,941,983)    (81,159,243)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .    4,197,237     (1,143,655)    36,550,750      59,590,162
                        ------------   ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . .   14,440,687     (8,560,180)   100,125,085       9,434,560
Net assets at the
 beginning of the year.   27,666,351     36,226,531    196,772,070     187,337,510
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . $ 42,107,038   $ 27,666,351   $296,897,155    $196,772,070
                        ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                              HIGH YIELD BOND                  GLOBAL BOND
                                 SUBACCOUNT                    SUBACCOUNT
                        ----------------------------   ----------------------------
                            2003            2002           2003            2002
                        -------------   ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $   1,400,354   $  1,559,443   $  1,152,275    $    554,381
 Realized gains
  (losses). . . . . . .        89,540     (1,388,367)     1,141,284         608,464
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     1,664,579       (775,067)       755,398       1,309,345
                        -------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .     3,154,473       (603,991)     3,048,957       2,472,190
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   108,946,619     61,038,950     33,309,394      21,345,134
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (105,994,858)   (53,858,143)   (28,530,267)    (20,374,987)
                        -------------   ------------   ------------    ------------
Net increase in net
 assets resulting from
 policy transactions. .     2,951,761      7,180,807      4,779,127         970,147
                        -------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . . .     6,106,234      6,576,816      7,828,084       3,442,337
Net assets at the
 beginning of the year.    17,517,358     10,940,542     16,140,039      12,697,702
                        -------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . $  23,623,592   $ 17,517,358   $ 23,968,123    $ 16,140,039
                        =============   ============   ============    ============

                        BRANDES INTERNATIONAL EQUITY        TURNER CORE GROWTH
                                 SUBACCOUNT                     SUBACCOUNT
                        ----------------------------    ---------------------------
                            2003            2002            2003           2002
                        ------------    ------------    ------------    -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    658,222    $    631,529    $     48,729    $    37,717
 Realized (losses). . .   (4,001,190)     (3,005,405)     (4,187,975)    (3,926,299)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .   25,475,792      (5,765,305)     10,420,662     (2,303,152)
                        ------------    ------------    ------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .   22,132,824      (8,139,181)      6,281,416     (6,191,734)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   62,761,778      36,972,167      20,060,733     10,365,878
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (56,890,071)    (29,301,027)    (14,067,510)    (7,264,247)
                        ------------    ------------    ------------    -----------
Net increase in net
 assets resulting from
 policy transactions. .    5,871,707       7,671,140       5,993,223      3,101,631
                        ------------    ------------    ------------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . .   28,004,531        (468,041)     12,274,639     (3,090,103)
Net assets at the
 beginning of the year.   47,583,460      48,051,501      18,790,378     21,880,481
                        ------------    ------------    ------------    -----------
Net assets at the end
 of the year. . . . . . $ 75,587,991    $ 47,583,460    $ 31,065,017    $18,790,378
                        ============    ============    ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                             FRONTIER CAPITAL                    BUSINESS
                               APPRECIATION                OPPORTUNITIES VALUE
                                SUBACCOUNT                      SUBACCOUNT
                        ---------------------------   ------------------------------
                                                                       PERIOD FROM
                                                                     MAY 3, 2002(*)
                            2003           2002          2003        TO DEC. 31,2002
                        ------------   ------------   -----------    ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $    (19,370)  $    (18,241)  $    16,127       $  4,548
 Realized (losses). . .   (2,664,720)    (4,373,502)      (18,989)        (2,492)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .   18,593,925     (4,993,417)      504,092        (89,852)
                        ------------   ------------   -----------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .   15,909,835     (9,385,160)      501,230        (87,796)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   37,438,160     22,057,385     3,628,408        880,705
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (26,071,820)   (15,648,234)   (2,078,354)       (45,457)
                        ------------   ------------   -----------       --------
Net increase in net
 assets resulting from
 policy transactions. .   11,366,340      6,409,151     1,550,054        835,248
                        ------------   ------------   -----------       --------
Total increase
 (decrease) in net
 assets . . . . . . . .   27,276,175     (2,976,009)    2,051,284        747,452
Net assets at the
 beginning of the year.   29,688,260     32,664,269       747,452             --
                        ------------   ------------   -----------       --------
Net assets at the end
 of the year. . . . . . $ 56,964,435   $ 29,688,260   $ 2,798,736       $747,452
                        ============   ============   ===========       ========

                                AIM V.I.                 AIM V.I. CAPITAL
                             PREMIER EQUITY             DEVELOPMENT SERIES
                               SUBACCOUNT                   SUBACCOUNT
                        -------------------------   ----------------------------
                                                                   PERIOD FROM
                                                                 JULY 18, 2002(*)
                           2003          2002         2003       TO DEC. 31, 2002
                        -----------   -----------   ---------    ----------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $     3,272   $     4,811   $    (147)       $    (2)
 Realized gains
  (losses). . . . . . .    (220,006)     (163,108)       (740)             2
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     763,075      (743,761)     57,475          2,134
                        -----------   -----------   ---------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .     546,341      (902,058)     56,588          2,134
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   2,631,649     3,024,700     414,179         85,712
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (2,606,886)   (2,684,355)   (200,420)          (168)
                        -----------   -----------   ---------        -------
Net increase in net
 assets resulting from
 policy transactions. .      24,763       340,345     213,759         85,544
                        -----------   -----------   ---------        -------
Total increase
 (decrease) in net
 assets . . . . . . . .     571,104      (561,713)    270,347         87,678
Net assets at the
 beginning of the year.   2,017,240     2,578,953      87,678             --
                        -----------   -----------   ---------        -------
Net assets at the end
 of the year. . . . . . $ 2,588,344   $ 2,017,240   $ 358,025        $87,678
                        ===========   ===========   =========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                        FIDELITY VIP II CONTRAFUND       FIDELITY VIP GROWTH
                                SUBACCOUNT                   SUBACCOUNT
                        --------------------------   --------------------------
                            2003          2002          2003            2002
                        ------------   -----------   -----------    -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $     34,755   $    33,360   $     6,268    $      (488)
 Realized (losses). . .      (11,434)     (216,612)     (409,481)      (577,070)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .    4,479,688      (666,116)    3,033,463     (1,412,909)
                        ------------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    4,503,009      (849,368)    2,630,250     (1,990,467)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   20,754,776    11,666,620     7,647,310      6,021,543
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (12,409,687)   (2,775,791)   (5,002,385)    (2,078,066)
                        ------------   -----------   -----------    -----------
Net increase in net
 assets resulting from
 policy transactions. .    8,345,089     8,890,829     2,644,925      3,943,477
                        ------------   -----------   -----------    -----------
Total increase in net
 assets . . . . . . . .   12,848,098     8,041,461     5,275,175      1,953,010
Net assets at the
 beginning of the year.   13,283,126     5,241,665     6,141,922      4,188,912
                        ------------   -----------   -----------    -----------
Net assets at the end
 of the year. . . . . . $ 26,131,224   $13,283,126   $11,417,097    $ 6,141,922
                        ============   ===========   ===========    ===========

                               FIDELITY VIP II                  JANUS ASPEN
                                OVERSEAS (SC)                GLOBAL TECHNOLOGY
                                  SUBACCOUNT                    SUBACCOUNT
                        -------------------------------  --------------------------
                                         PERIOD FROM
                                       JULY 10,2002(*)
                            2003       TO DEC. 31, 2002     2003           2002
                        ------------   ----------------  -----------    -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment (loss). $       (600)     $     (5)      $    (2,318)   $    (2,146)
 Realized gains
  (losses). . . . . . .       98,617          (403)         (157,406)      (902,648)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .      151,169        (2,366)          583,913       (314,041)
                        ------------      --------       -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .      249,186        (2,774)          424,189     (1,218,835)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   23,669,738        78,633         3,195,824      2,214,702
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (22,929,794)      (11,017)       (2,956,100)    (2,927,474)
                        ------------      --------       -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .      739,944        67,616           239,724       (712,772)
                        ------------      --------       -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . .      989,130        64,842           663,913     (1,931,607)
Net assets at the
 beginning of the year.       64,842            --           853,509      2,785,116
                        ------------      --------       -----------    -----------
Net assets at the end
 of the year. . . . . . $  1,053,972      $ 64,842       $ 1,517,422    $   853,509
                        ============      ========       ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                  JANUS ASPEN               MFS INVESTORS
                                WORLDWIDE GROWTH               GROWTH
                                   SUBACCOUNT                SUBACCOUNT
                            ------------------------   ----------------------
                               2003          2002         2003         2002
                            -----------   ----------   ----------    --------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . . $    19,323   $   12,238   $   (1,536)   $   (423)
 Realized (losses). . . . .    (248,485)    (290,276)      (2,347)    (14,397)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     856,960     (534,281)     206,518     (64,477)
                            -----------   ----------   ----------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .     627,798     (812,319)     202,635     (79,297)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .   2,041,150    2,122,783    1,998,924     493,771
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . .  (2,047,720)    (859,180)    (374,615)    (49,036)
                            -----------   ----------   ----------    --------
Net increase (decrease) in
 net assets resulting from
 policy transactions. . . .      (6,570)   1,263,603    1,624,309     444,735
                            -----------   ----------   ----------    --------
Total increase in net
 assets . . . . . . . . . .     621,228      451,284    1,826,944     365,438
Net assets at the
 beginning of the year. . .   2,605,132    2,153,848      518,651     153,213
                            -----------   ----------   ----------    --------
Net assets at the end of
 the year . . . . . . . . . $ 3,226,360   $2,605,132   $2,345,595    $518,651
                            ===========   ==========   ==========    ========

                           MFS NEW DISCOVERY SERIES    MFS RESEARCH SERIES IC
                                  SUBACCOUNT                 SUBACCOUNT
                           -------------------------   ----------------------
                               2003         2002         2003          2002
                           -----------   -----------   ---------     --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .  $    (7,939)  $    (7,393)  $   1,300     $    275
 Realized (losses). . . .     (445,340)     (679,836)     (3,377)      (2,909)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .    3,314,067    (1,914,660)     49,117      (41,286)
                           -----------   -----------   ---------     --------
Net increase (decrease)
 in net assets resulting
 from operations. . . . .    2,860,788    (2,601,889)     47,040      (43,920)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .    8,878,337     4,118,421     549,448      201,920
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .   (5,320,643)   (5,001,516)   (596,149)     (13,762)
                           -----------   -----------   ---------     --------
Net increase (decrease)
 in net assets resulting
 from policy
 transactions . . . . . .    3,557,694      (883,095)    (46,701)     188,158
                           -----------   -----------   ---------     --------
Total increase
 (decrease) in net
 assets . . . . . . . . .    6,418,482    (3,484,984)        339      144,238
Net assets at the
 beginning of the year. .    5,311,332     8,796,316     225,905       81,667
                           -----------   -----------   ---------     --------
Net assets at the end of
 the year . . . . . . . .  $11,729,814   $ 5,311,332   $ 226,244     $225,905
                           ===========   ===========   =========     ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                         CSI EQUITY
                                                         SUBACCOUNT
                                                 ----------------------------
                                                                PERIOD FROM
                                                             SEPT. 16, 2002(*)
                                                   2003      TO DEC. 31, 2002
                                                 --------    ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . . . $    123        $    --
 Realized gains. . . . . . . . . . . . . . . . .    1,884             13
 Change in unrealized appreciation
  (depreciation)
  during the year. . . . . . . . . . . . . . . .    9,252           (193)
                                                 --------        -------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . .   11,259           (180)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . . .   60,837         31,930
 Transfers to policyholders for benefits,
  terminations
  and policy loans . . . . . . . . . . . . . . .  (18,707)        (4,381)
                                                 --------        -------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . . . .   42,130         27,549
                                                 --------        -------
Total increase in net assets . . . . . . . . . .   53,389         27,369
Net assets at the beginning of the year. . . . .   27,369             --
                                                   -----         -------
Net assets at the end of the year. . . . . . . . $ 80,758        $27,369
                                                 ========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                          NOTES TO FINANCIAL STATEMENTS


                                DECEMBER 31, 2003


1.  ORGANIZATION

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Majestic Variable Master Plan Plus, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Medallion Executive Variable Life, Medallion Executive Variable Life Edge, Variable Master Plan Plus, Variable Estate Protection, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other outside investment trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity SC, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series IC, and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/ or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3.  TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                SHARES OWNED      COST          VALUE
----------                                                ------------  ------------   ------------
Large Cap Growth . . . . . . . . . . . . . . . . . . .      7,562,849   $123,386,538   $105,557,133
Fundamental Growth . . . . . . . . . . . . . . . . . .        203,406      1,447,205      1,450,792
Active Bond. . . . . . . . . . . . . . . . . . . . . .      7,593,986     73,377,460     73,207,501
Emerging Markets Equity. . . . . . . . . . . . . . . .      2,056,419     14,484,922     18,311,155
Financial Industries . . . . . . . . . . . . . . . . .         42,219        529,880        606,579
International Equity Index . . . . . . . . . . . . . .      3,228,624     35,857,641     44,617,711
Small Cap Growth . . . . . . . . . . . . . . . . . . .      2,982,856     28,146,946     31,030,468
Health Sciences. . . . . . . . . . . . . . . . . . . .        227,966      2,074,579      2,296,599
Overseas Equity. . . . . . . . . . . . . . . . . . . .        796,585      7,333,197      8,302,993
Earnings Growth. . . . . . . . . . . . . . . . . . . .      4,391,624     35,982,460     35,868,404
Mid Cap Value. . . . . . . . . . . . . . . . . . . . .        592,656      7,280,487      7,826,697
Large Cap Value. . . . . . . . . . . . . . . . . . . .      8,864,272    115,045,771    128,199,074
Large Cap Value CORE . . . . . . . . . . . . . . . . .        548,743      4,955,914      5,354,269
Fundamental Value. . . . . . . . . . . . . . . . . . .      2,929,075     29,178,624     32,279,712
Money Market . . . . . . . . . . . . . . . . . . . . .    224,001,665    224,001,666    224,001,666
Small/Mid Cap Growth . . . . . . . . . . . . . . . . .      2,851,671     36,503,395     42,973,778
Bond Index . . . . . . . . . . . . . . . . . . . . . .      5,548,108     56,865,502     56,219,259
Large Cap Growth B . . . . . . . . . . . . . . . . . .        475,957      2,973,878      3,026,311
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . .      3,712,781     35,038,705     40,754,447
Small Cap Value. . . . . . . . . . . . . . . . . . . .      3,073,285     42,767,253     50,879,705
Real Estate Equity . . . . . . . . . . . . . . . . . .      1,807,344     25,293,558     29,311,734
Growth & Income. . . . . . . . . . . . . . . . . . . .     12,215,767    176,476,003    137,957,623
Managed. . . . . . . . . . . . . . . . . . . . . . . .      9,923,135    137,335,184    126,981,087
Total Return Bond. . . . . . . . . . . . . . . . . . .        669,872      6,699,780      6,722,197
Short-Term Bond. . . . . . . . . . . . . . . . . . . .      5,650,953     57,698,492     57,271,651
Small Cap Emerging Growth. . . . . . . . . . . . . . .      4,506,157     33,166,484     36,514,821
International Opportunities. . . . . . . . . . . . . .      4,274,291     37,549,357     42,107,038
Equity Index . . . . . . . . . . . . . . . . . . . . .     20,931,570    285,999,687    296,897,155
High Yield Bond. . . . . . . . . . . . . . . . . . . .      3,680,652     23,035,477     23,623,592
Global Bond. . . . . . . . . . . . . . . . . . . . . .      2,002,724     22,478,000     23,968,123
Brandes International Equity . . . . . . . . . . . . .      5,191,483     62,496,043     75,587,991
Turner Core Growth . . . . . . . . . . . . . . . . . .      2,355,195     29,022,508     31,065,017
Frontier Capital Appreciation. . . . . . . . . . . . .      2,888,663     45,850,179     56,964,435
Business Opportunities Value . . . . . . . . . . . . .        277,377      2,384,496      2,798,736
AIM V.I. Premier Equity. . . . . . . . . . . . . . . .        127,946      2,479,315      2,588,344

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                             SHARES OWNED     COST          VALUE
----------                             ------------  -----------   -----------
AIM V.I. Capital Development Series.       28,325    $   298,416   $   358,025
Fidelity VIP Growth. . . . . . . . .      369,246      9,961,387    11,417,097
Fidelity VIP II Contrafund . . . . .    1,133,184     22,293,233    26,131,224
Fidelity VIP II Overseas (SC). . . .       67,867        905,169     1,053,972
Janus Aspen Global Technology. . . .      429,865      1,342,080     1,517,422
Janus Aspen Worldwide Growth . . . .      125,539      3,038,100     3,226,360
MFS New Discovery Series . . . . . .      840,245     10,213,289    11,729,814
MFS Investors Growth . . . . . . . .      269,299      2,204,145     2,345,595
MFS Research Series IC . . . . . . .       16,947        215,430       226,244
CSI Equity . . . . . . . . . . . . .        6,534         71,699        80,758

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                          PURCHASES        SALES
----------                                         ------------   ------------
Large Cap Growth . . . . . . . . . . . . . . . .   $ 26,303,950   $ 22,155,980
Fundamental Growth . . . . . . . . . . . . . . .      1,284,669      1,771,361
Active Bond. . . . . . . . . . . . . . . . . . .     41,348,640     39,260,684
Emerging Markets Equity. . . . . . . . . . . . .     27,267,965     22,528,427
Financial Industries . . . . . . . . . . . . . .      1,030,754        485,210
International Equity Index . . . . . . . . . . .     45,309,483     40,621,632
Small Cap Growth . . . . . . . . . . . . . . . .     26,561,618     27,099,749
Health Sciences. . . . . . . . . . . . . . . . .      2,711,046      1,776,767
Overseas Equity. . . . . . . . . . . . . . . . .      9,158,117      6,816,191
Earnings Growth. . . . . . . . . . . . . . . . .     14,806,738     16,381,422
Mid Cap Value. . . . . . . . . . . . . . . . . .      9,489,088      2,239,924
Large Cap Value. . . . . . . . . . . . . . . . .     67,043,041     44,230,751
Large Cap Value CORE . . . . . . . . . . . . . .      4,126,510      3,035,021
Fundamental Value. . . . . . . . . . . . . . . .     15,815,562     21,578,207
Money Market . . . . . . . . . . . . . . . . . .    332,859,831    404,757,465
Small/Mid Cap Growth . . . . . . . . . . . . . .     38,497,650     27,802,375
Bond Index . . . . . . . . . . . . . . . . . . .     55,456,953     48,062,346
Large Cap Growth B . . . . . . . . . . . . . . .      2,584,759      1,795,789
Small/Mid Cap CORE . . . . . . . . . . . . . . .     33,889,967     21,113,134
Small Cap Value. . . . . . . . . . . . . . . . .     33,574,818     18,562,599
Real Estate Equity . . . . . . . . . . . . . . .     20,022,931     21,479,761
Growth & Income. . . . . . . . . . . . . . . . .     31,679,671     31,076,413

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                            PURCHASES       SALES
----------                                           -----------   -----------
Managed. . . . . . . . . . . . . . . . . . . . . .   $18,487,570   $26,947,873
Total Return Bond. . . . . . . . . . . . . . . . .     7,298,273       595,712
Short-Term Bond. . . . . . . . . . . . . . . . . .    36,782,754    25,858,768
Small Cap Emerging Growth. . . . . . . . . . . . .    31,527,170    18,956,824
International Opportunities. . . . . . . . . . . .    39,601,071    34,981,374
Equity Index . . . . . . . . . . . . . . . . . . .    87,892,331    44,099,678
High Yield Bond. . . . . . . . . . . . . . . . . .    45,590,270    41,177,556
Global Bond. . . . . . . . . . . . . . . . . . . .    23,416,481    17,062,348
Brandes International Equity . . . . . . . . . . .    21,376,671    14,846,743
Turner Core Growth . . . . . . . . . . . . . . . .    12,983,400     6,941,448
Frontier Capital Appreciation. . . . . . . . . . .    22,480,220    11,133,250
Business Opportunities Value . . . . . . . . . . .     1,881,683       315,503
AIM V.I. Premier Equity. . . . . . . . . . . . . .     1,943,704     1,915,668
AIM V.I. Capital Development Series. . . . . . . .       384,944       171,331
Fidelity VIP II Contrafund . . . . . . . . . . . .    15,241,761     6,861,916
Fidelity VIP Growth. . . . . . . . . . . . . . . .     5,918,298     3,267,104
Fidelity VIP II Overseas (SC). . . . . . . . . . .    19,878,341    19,138,997
Janus Aspen Worldwide Growth . . . . . . . . . . .     1,805,191     1,792,437
Janus Aspen Global Technology. . . . . . . . . . .     2,792,596     2,555,190
MFS Investors Growth . . . . . . . . . . . . . . .     1,837,157       214,383
MFS New Discovery Series . . . . . . . . . . . . .     7,870,075     4,320,321
MFS Research Series IC . . . . . . . . . . . . . .       540,487       585,888
CSI Equity . . . . . . . . . . . . . . . . . . . .        59,405        16,796

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES

A summary of unit values and Units outstanding for the Variable Life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                   FOR THE YEARS AND PERIODS ENDED
                                            AT DECEMBER 31,                                   DECEMBER 31,
                                  -----------------------------------  ------------------------------------------------------
                                                UNIT                       EXPENSES       INVESTMENT            TOTAL
                                  UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
        SUBACCOUNT                (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------------        ------  -----------------  --------  -----------------  -----------  ----------------------
Large Cap Growth. . . . .   2003  5,150   $50.04 to $20.47   $105,557    0.625% to 0%        0.52%         25.62% to 24.83%
                            2002  4,989    41.17 to 11.11      80,403     0.625 to 0         0.33         (25.40) to (25.85)
                            2001  5,041    55.19 to 14.90     111,705    0.625 to 0.05       0.25         (17.54) to (18.24)

Fundamental Growth. . . .   2003    200     9.33 to 6.29        1,451      0.625 to 0        --/a/          31.76 to 30.94
                            2002    321     7.32 to 4.36        1,584     0.625 to 0         --/a/        (27.94) to (28.43)
                            2001    124     10.16 to 6.14         918    0.625 to 0.05       --/a/         1.60 to (32.67)

Active Bond . . . . . . .   2003  3,600    38.32 to 18.24      73,208      0.625 to 0        4.40            6.48 to 5.81
                            2002  3,869    35.78 to 14.75      71,584     0.625 to 0         5.12            6.62 to 5.97
                            2001  3,557    33.56 to 13.84      66,269    0.625 to 0.05       7.43          235.60 to 6.80/c/

Emerging Markets Equity .   2003  1,705    10.91 to 10.53      18,311      0.625 to 0        1.80           56.90 to 55.95
                            2002  1,232     7.07 to 6.87        8,443     0.625 to 0         0.29          (5.23) to (5.76)
                            2001    818     7.46 to 7.29        6,019    0.625 to 0.05       0.34        (4.20) to (25.40)/c/

Financial Industries. . .   2003     54     15.87 to 9.11         607      0.625 to 0        0.91           26.03 to 25.25
                            2002     30     13.00 to 7.51         261     0.625 to 0         1.57         (16.83) to (17.38)
                            2001     14     15.63 to 9.09         143    0.625 to 0.05       1.60/c/      56.30 to (9.10)/c/

International Equity
 Index. . . . . . . . . .   2003  3,105    23.06 to 13.55      44,618      0.625 to 0        2.62           41.99 to 41.11
                            2002  2,510     16.51 to 8.51      26,807     0.625 to 0         1.91         (13.75) to (14.31)
                            2001  2,265     19.15 to 9.87      28,862    0.625 to 0.05       2.11        91.50 to (20.79)/c/

Small Cap Growth. . . . .   2003  2,291    13.64 to 13.00      31,030      0.625 to 0        --/a/          27.88 to 27.09
                            2002  2,332    12.04 to 10.48      24,739      0.6 to 0          --/a/        (28.39) to (28.83)
                            2001  2,437    16.83 to 14.70      36,952    0.625 to 0.05       --/a/        52.30 to (13.09)/c/

Health Sciences . . . . .   2003    223    10.35 to 10.17       2,297      0.625 to 0        0.29           31.74 to 30.92
                            2002    128     8.01 to 7.93        1,003      0.6 to 0          0.14         (18.35) to (18.92)
                            2001    157      9.81 to 9.77       1,541    0.625 to 0.05       --/a/       (1.90) to (2.30)/c/

Overseas Equity . . . . .   2003    563    15.14 to 14.43       8,303      0.625 to 0        4.88           39.85 to 38.98
                            2002    430    10.94 to 10.29       4,504     0.625 to 0         1.23          (5.32) to (5.92)
                            2001    371    11.56 to 10.88       4,171    0.625 to 0.05       1.61          (6.40) to (7.01)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                          FOR THE YEARS AND PERIODS ENDED
                                   AT DECEMBER 31,                                 DECEMBER 31,
                         -----------------------------------  -----------------------------------------------------
                                       UNIT                       EXPENSES       INVESTMENT            TOTAL
                         UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
   SUBACCOUNT            (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------       ------  -----------------  --------  -----------------  -----------  ---------------------
Earnings Growth. . 2003   2,917  $12.42 to $11.84   $ 35,868     0.625% to 0%       0.06%         24.81% to 24.03%
                   2002   3,094    11.21 to 9.87      30,566     0.625 to 0         --/a/       (30.05) to (30.51)
                   2001   3,002   16.04 to 14.20      43,999    0.625 to 0.05       --/a/       47.10 to (37.33)/c/

Mid Cap Value. . . 2003     572   13.68 to 13.62       7,827      0.625 to 0        0.28/c/      25.58 to 12.77/c/

Large Cap Value. . 2003   6,516   20.58 to 19.62     128,199      0.625 to 0        1.94          25.50 to 24.73
                   2002   5,310    16.88 to 14.18     83,401      0.625 to 0        1.67        (10.69) to (11.24)
                   2001   4,594   18.90 to 15.58      82,486    0.625 to 0.05       1.83         89.00 to 0.61/c/

Large Cap Value
 CORE. . . . . . . 2003     517    10.93 to 9.98       5,354      0.625 to 0        1.38          28.85 to 28.06
                   2002     423    8.73 to 8.03        3,401       0.6 to 0         1.23        (15.80) to (16.27)
                   2001     251    10.37 to 9.59       2,445    0.625 to 0.05       0.52/c/      3.70 to (4.10)/c/

Fundamental
 Value . . . . . . 2003   3,170    11.74 to 9.86      32,280      0.625 to 0        1.42          28.71 to 27.91
                   2002   3,885    9.41 to 7.95       30,882      0.625 to 0        1.25        (14.84) to (15.43)
                   2001   4,362    11.05 to 9.40      41,886    0.625 to 0.05       0.15/c/     10.50 to (6.00)/c/

Money Market . . . 2003  16,166   14.80 to 14.44     224,002      0.625 to 0        0.95           0.95 to 0.33
                   2002  21,563   14.66 to 12.74     295,899      0.625 to 0        1.41           1.52 to 0.84
                   2001  14,320   19.75 to 12.56     194,899    0.625 to 0.05       4.52         44.40 to 3.26/c/

Small/Mid Cap
 Growth. . . . . . 2003   2,167   26.65 to 25.09      42,974      0.625 to 0        --/a/         46.87 to 45.96
                   2002   1,448   18.66 to 11.45      22,212      0.625 to 0        --/a/       (18.87) to (19.38)
                   2001   1,541   23.00 to 14.13      27,446    0.625 to 0.05       --/a/          2.78 to 2.14

Bond Index . . . . 2003   3,960   14.33 to 13.84      56,219      0.625 to 0        4.70           3.60 to 2.96
                   2002   3,637   13.73 to 13.34      49,917      0.625 to 0        5.50           9.14 to 8.46
                   2001   2,263   12.58 to 12.30      28,203    0.625 to 0.05       6.79         25.80 to 7.05/c/

Large Cap
 Growth B. . . . . 2003     450    7.53 to 6.16        3,026      0.625 to 0        --/a/         31.72 to 30.91
                   2002     403    5.93 to 4.72        1,996      0.625 to 0        --/a/       (28.76) to (29.24)
                   2001     369    8.33 to 6.67        2,548    0.625 to 0.05       --/a/      (14.65) to (16.70)/c/

Small/Mid Cap
 CORE. . . . . . . 2003   2,932   14.08 to 13.59      40,754      0.625 to 0        0.47          45.15 to 44.24
                   2002   2,018    9.93 to 9.64       19,376      0.625 to 0        0.51        (13.16) to (17.96)
                   2001   1,488   11.75 to 11.19      16,857    0.625 to 0.05       0.48         14.40 to 0.35/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                           FOR THE YEARS AND PERIODS ENDED
                                     AT DECEMBER 31,                                 DECEMBER 31,
                           -----------------------------------  ------------------------------------------------------
                                         UNIT                       EXPENSES       INVESTMENT            TOTAL
                           UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
    SUBACCOUNT             (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------       ------  -----------------  --------  -----------------  -----------  ----------------------
Small Cap Value. . . 2003   3,406  $21.68 to $13.32   $ 50,880     0.625% to 0%       0.70%         37.97% to 37.11%
                     2002   2,446    16.06 to 9.92      25,592      0.625 to 0        0.71          (4.35) to (4.98)
                     2001   1,125   16.79 to 10.44      12,243    0.625 to 0.05      1.03/c/        67.90 to 4.40/c/

Real Estate
 Equity. . . . . . . 2003   1,035   44.99 to 27.27      29,312      0.625 to 0        4.80           36.90 to 36.05
                     2002   1,174   33.08 to 13.55      24,763      0.625 to 0        4.64            2.01 to 1.36
                     2001   1,239   32.43 to 13.29      25,563    0.625 to 0.05       5.34          224.30 to 5.07/c/

Growth & Income. . . 2003   6,074   57.94 to 21.43     137,958      0.625 to 0        1.00           24.35 to 23.57
                     2002   6,132   48.11 to 11.24     111,605      0.625 to 0        0.74         (19.62) to (20.16)
                     2001   6,069   59.88 to 13.99     141,794    0.625 to 0.05       0.64         (15.45) to (16.00)

Managed. . . . . . . 2003   4,069   47.03 to 20.44     126,981      0.625 to 0        3.16           19.00 to 18.26
                     2002   4,653   40.28 to 13.15     117,787      0.625 to 0        1.79         (11.57) to (12.13)
                     2001   4,490   45.55 to 14.88     130,010    0.625 to 0.05       2.69          (2.84) to (3.47)

Total Return Bond. . 2003     659   10.20 to 10.16       6,722      0.625 to 0       0.96/c/       2.29 to (0.06)/c/

Short-Term Bond. . . 2003   3,535   17.03 to 16.03      57,272      0.625 to 0        3.66            2.76 to 2.12
                     2002   2,991   16.54 to 14.01      46,860     0.625 to 0         4.44            5.48 to 4.81
                     2001   1,192   15.68 to 13.29      17,602    0.625 to 0.05       6.60          56.80 to 7.40/c/
Small Cap Emerging
 Growth. . . . . . . 2003   3,224   11.79 to 11.24      36,515      0.625 to 0        0.10           48.82 to 47.90
                     2002   2,199    8.12 to 7.57       16,938     0.625 to 0         0.17         (26.45) to (26.90)
                     2001   2,371   11.04 to 10.30      25,497    0.625 to 0.05       0.07         10.40 to (4.40)/c/

International
 Opportunities . . . 2003   3,590   12.10 to 11.53      42,107      0.625 to 0        1.54           32.36 to 31.54
                     2002   3,121    9.28 to 8.73       27,666     0.625 to 0         0.71         (16.94) to (17.52)
                     2001   3,321   11.18 to 10.79      36,227    0.625 to 0.05       1.01         (20.88) to (21.41)

Equity Index . . . . 2003  16,780   18.82 to 17.94     296,897      0.625 to 0        2.55           28.42 to 27.63
                     2002  14,262   15.15 to 12.69     196,772      0.6 to 0          1.40         (19.71) to (20.23)
                     2001  10,568   18.87 to 15.82     187,338    0.625 to 0.05       1.51        88.70 to (12.54)/c/

High Yield Bond. . . 2003   2,317    10.34 to 9.98      23,624      0.625 to 0        6.81           16.50 to 15.78
                     2002   1,997    8.87 to 8.62       17,517     0.625 to 0        10.61          (4.52) to (5.07)
                     2001   1,191    9.29 to 9.08       10,941    0.625 to 0.05      10.95         2.09 to (7.10)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                       AT DECEMBER 31,                                  DECEMBER 31,
                              ----------------------------------  ------------------------------------------------------
                                            UNIT                      EXPENSES       INVESTMENT            TOTAL
                              UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
      SUBACCOUNT              (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------------      ------  -----------------  -------  -----------------  -----------  ----------------------
Global Bond . . . . . . 2003  1,309   $18.89 to $18.01   $23,968     0.625% to 0%       5.74%         15.90% to 15.18%
                        2002  1,023    16.08 to 14.92     16,140     0.625 to 0         3.75           17.26 to 16.54
                        2001    948    13.72 to 12.73     12,698    0.625 to 0.05       7.05         37.20 to (2.07)/c/

Brandes International
 Equity . . . . . . . . 2003  3,928    19.80 to 18.84     75,588      0.625 to 0        1.26           47.42 to 46.51
                        2002  3,638    13.88 to 12.99     47,583     0 to 0.625         1.34         (13.68) to (14.27)
                        2001  3,104    16.10 to 15.28     48,052    0.625 to 0.05       1.88        58.60 to (13.30)/c/

Turner Core Growth. . . 2003  1,784    19.47 to 18.52     31,065      0.625 to 0        0.29           34.59 to 33.74
                        2002  1,432    15.01 to 12.71     18,790     0.625 to 0         0.25         (23.76) to (24.25)
                        2001  1,231    19.69 to 16.67     21,880    0.625 to 0.05       0.15        96.90 to (24.06)/c/

Frontier Capital
 Appreciation . . . . . 2003  2,324    27.82 to 27.55     56,964      0.625 to 0        --/a/          55.89 to 54.92
                        2002  1,862    18.93 to 15.17     29,688     0.625 to 0         --/a/        (23.23) to (23.72)
                        2001  1,548     24.69 to 19.76    32,664    0.625 to 0.05       --/a/         (0.99) to (1.60)

Business Opportunities
 Value. . . . . . . . . 2003    275    10.18 to 10.07      2,799      0.625 to 0        1.02           18.73 to 18.15
                        2002     95         8.06             747        0.05            1.29/c/          (19.08)/c/

AIM V.I.
 Premier Equity . . . . 2003    261     25.93 to 6.31      2,588      0.625 to 0        0.33           25.08 to 24.30
                        2002    249     21.43 to 5.07      2,017     0.625 to 0         0.36         (26.33) to (31.21)
                        2001    251     29.72 to 7.08      2,579    0.625 to 0.05       0.15         (12.56) to (15.30)

AIM V.I. Capital
 Development
 Series . . . . . . . . 2003     35    10.15 to 10.04        358      0.625 to 0        --/a/          35.05 to 34.21
                        2002     12         7.69              88          0             --/a/            (1.79)/c/

Fidelity VIP II
 Contrafund . . . . . . 2003  1,808     32.22 to 9.64     26,131      0.625 to 0        0.32           28.35 to 27.56
                        2002  1,418     25.59 to 7.53     13,283      0.625 to 0        0.53         (39.15) to (39.67)
                        2001    512     27.72 to 8.20      5,242    0.625 to 0.05       0.22         (12.36) to (12.97)

Fidelity VIP Growth . . 2003    777     65.87 to 6.73     11,417      0.625 to 0        0.16           32.78 to 31.94
                        2002    613     51.31 to 5.07      6,142      0.625 to 0        0.10         (27.77) to (28.29)
                        2001    266     71.07 to 7.07      4,189    0.625 to 0.05       --/a/       610.70 to (18.22)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                               FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                               DECEMBER 31,
                                 ----------------------------------  ---------------------------------------------------
                                                                                        INVESTMEN
                                               UNIT                      EXPENSES           T               TOTAL
                                 UNITS       FAIR VALUE     ASSETS        RATIO*         INCOME           RETURN***
       SUBACCOUNT                (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST   RATIO**      HIGHEST TO LOWEST
--------------------------       ------  -----------------  -------  -----------------  ---------  ---------------------
Fidelity VIP II
 Overseas (SC) . . . . . . 2003     69   $27.63 to $11.14   $ 1,054     0.625% to 0%      0.17%       43.21% to 42.31%
                           2002      6     19.65 to 8.00         65      0.05 to 0        --/a/     (2.53) to (14.86)/c/

Janus Aspen Worldwide
 Growth. . . . . . . . . . 2003    546     5.94 to 5.81       3,226      0.625 to 0       0.85         23.67 to 22.92
                           2002    545     4.90 to 4.82       2,605     0.625 to 0        0.66       (24.15) to (24.69)
                           2001    335     6.46 to 6.40       2,154    0.625 to 0.05      0.40       (22.63) to (23.05)

Janus Aspen Global
 Technology. . . . . . . . 2003    417     3.67 to 3.59       1,517      0.625 to 0       --/a/        46.46 to 45.54
                           2002    342     2.58 to 2.54         854     0.625 to 0        --/a/      (39.15) to (39.67)
                           2001    658     4.24 to 4.20       2,785    0.625 to 0.05      1.15      (37.37) to (57.60)/c/

MFS Investors
 Growth. . . . . . . . . . 2003    276      8.88 to 7.68      2,346      0.625 to 0       --/a/        23.02 to 22.25
                           2002     79     7.45 to 6.47         519     0.625 to 0        --/a/      (25.28) to (25.80)
                           2001     17      9.97 to 8.72        153    0.625 to 0.05      --/a/     (0.30) to (12.80)/c/

MFS New Discovery
 Series. . . . . . . . . . 2003  1,238     15.08 to 8.53     11,730      0.625 to 0       --/a/        33.72 to 32.88
                           2002    745     11.49 to 6.27      5,311     0.625 to 0        --/a/      (30.32) to (30.79)

MFS Research
 Series IC . . . . . . . . 2003     15     17.57 to 7.98        226      0.625 to 0       0.70         24.71 to 23.92
                           2002     23     14.49 to 6.62        226     0.625 to 0        0.25       (22.39) to (22.93)
                           2001      5     18.67 to 8.59         82    0.625 to 0.05      ---/a/    86.70 to (14.10)/c/

CSI Equity . . . . . . . . 2003      6       12.43/b/            81          0            0.23            25.22/b/
                           2002      3         9.93              27          0            --/a/           (0.70)/c/

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a    Portfolio distributed no dividends during the period.

b    For the year ended December 31, 2003, the Subaccount had one share class.

c    Inception date of Subaccount operations are as follows:

SUBACCOUNT                               2003          2002           2001
----------                            -----------  -------------  -----------
Health Sciences . . . . . . . . . .                                  June 4
Large Cap Value CORE. . . . . . . .                                  May 11
Fundamental Value . . . . . . . . .                                   May 2
Small Cap Value . . . . . . . . . .                                  May 15
MFS Investors Growth. . . . . . . .                                  June 15
MFS Research Series IC. . . . . . .                                 August 23
AIM V.I. Capital Development Series                   July 18
CSI Equity. . . . . . . . . . . . .                  September 16
Fidelity VIP II Overseas. . . . . .                   July 10
Business Opportunities Value. . . .                    May 3
Mid Cap Value . . . . . . . . . . .     May 15
Total Return Bond . . . . . . . . .     May 27

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                EXPRESS DELIVERY                  MAIL DELIVERY
                ----------------                  -------------
             529 Main Street (X-4)                 P.O. Box 111
             Charlestown, MA 02129               Boston, MA 02117

                     PHONE:                            FAX:
                     ------                            ----
                 1-800-732-5543                   1-617-886-3048











  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.







Investment Company Act File No. 811-7782

                          Prospectus dated May 1, 2004

                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

                       MAJESTIC VARIABLE ESTATE PROTECTION

a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

---------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 ---------------------------                           ---------------------------
 EQUITY OPTIONS:
  Equity Index . . . . . . . . . . . . . . . . . . .   SSgA Funds Management, Inc.
  Large Cap Value. . . . . . . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Earnings Growth. . . . . . . . . . . . . . . . . .   Fidelity Management & Research Company
  Growth & Income. . . . . . . . . . . . . . . . . .   Independence Investment LLC and T. Rowe Price
                                                        Associates, Inc.
  Fundamental Value. . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Mid Cap Value B. . . . . . . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Mid Cap Growth . . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Small Cap Value. . . . . . . . . . . . . . . . . .   T. Rowe Price Associates, Inc. and Wellington
                                                        Management Company, LLP
  Small Cap Emerging Growth. . . . . . . . . . . . .   Wellington Management Company, LLP
  AIM V.I. Capital Development . . . . . . . . . . .   A I M Advisors, Inc.
  Fidelity VIP Contrafund(R) . . . . . . . . . . . .   Fidelity Management & Research Company
  MFS Investors Growth Stock . . . . . . . . . . . .   MFS Investment Management(R)
  International Equity Index . . . . . . . . . . . .   SSgA Funds Management, Inc.
  Overseas Equity B. . . . . . . . . . . . . . . . .   Capital Guardian Trust Company
  Fidelity VIP Overseas. . . . . . . . . . . . . . .   Fidelity Management & Research Company
  Real Estate Equity . . . . . . . . . . . . . . . .   RREEF America LLC and Van Kampen (a registered
                                                       trade name of Morgan Stanley Investment Management Inc.)
  Health Sciences. . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Financial Industries . . . . . . . . . . . . . . .   John Hancock Advisers, LLC
  Brandes International Equity . . . . . . . . . . .   Brandes Investment Partners, L.P.
  Business Opportunity Value . . . . . . . . . . . .   Iridian Asset Management LLC
  Frontier Capital Appreciation. . . . . . . . . . .   Frontier Capital Management Company, LLC
  Turner Core Growth . . . . . . . . . . . . . . . .   Turner Investment Partners, Inc.
 BALANCED OPTION:
  Managed. . . . . . . . . . . . . . . . . . . . . .   Independence Investment LLC and Capital Guardian
                                                        Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond. . . . . . . . . . . . . . . . . .   Independence Investment LLC
  Bond Index . . . . . . . . . . . . . . . . . . . .   Standish Mellon Asset Management Company LLC
  Active Bond. . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, LLC, Pacific Investment
                                                        Management Company LLC and Declaration Management &
                                                        Research Company
  Total Return Bond. . . . . . . . . . . . . . . . .   Pacific Investment Management Company LLC
  High Yield Bond. . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Global Bond. . . . . . . . . . . . . . . . . . . .   Capital Guardian Trust Company
  Money Market . . . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.

     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 34.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges . We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 24.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time.
Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your surrender value. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, or withdraw account value.

-------------------------------------------------------------------------------
                                TRANSACTION FEES
-------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE   Upon payment of           30% of Target Premiums paid
                        premium                   in policy year 1
                                                  15% of Target Premiums paid in
                                                  policy years 2-5
                                                  10% of Target Premiums paid in
                                                  policy years  6-10
                                                  4% of Target Premiums paid in
                                                  policy years 11-20
                                                  3% of Target Premiums paid in
                                                  policy years 21 and thereafter
                                                  3.5% of any premiums paid in
                                                  excess of Target Premiums in
                                                  Policy years 1-10
                                                  3% of any premiums paid in
                                                  excess of Target Premiums in
                                                  policy year 11 and thereafter*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE     Upon payment of           2.35% of each premium paid
                        premium
-------------------------------------------------------------------------------
 DAC TAX CHARGE         Upon payment of           1.25% of each premium paid
                        premium
-------------------------------------------------------------------------------
 PREMIUM PROCESSING     Upon payment of           1.25% of each premium paid**
 CHARGE                 premium
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL        Upon making a partial     $20
 WITHDRAWAL CHARGE      withdrawal
-------------------------------------------------------------------------------

     * The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.
     ** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

------------------------------------------------------------------------------------------------
                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                                                ------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED    GUARANTEED RATE            CURRENT RATE
------------------------------------------------------------------------------------------------
 INSURANCE CHARGE*
 MINIMUM CHARGE . . .    Monthly                 $0.0001 per $1,000      $0.0001 per $1,000 of
                                                 of AAR                  AAR
 MAXIMUM CHARGE . . .    Monthly                 $83.20 per $1,000 of    $83.20 per $1,000 of
 CHARGE FOR                                      AAR                     AAR
 REPRESENTATIVE
 INSURED PERSONS. . .    Monthly                 $0.003 per $1,000 of    $0.003 per $1,000 of
                                                 AAR                     AAR
------------------------------------------------------------------------------------------------
 ISSUE CHARGE            Monthly                 $55.55 only during      $55.55 only during
                                                 policy years 1-5        policy years 1-5 plus
                                                 plus 2 (cents) per      2 (cents) per $1,000 of
                                                 $1,000 of Total Sum     Total Sum Insured at
                                                 Insured at issue only   issue only during policy
                                                 during policy years     years 1-3**
                                                 1-3**
------------------------------------------------------------------------------------------------
 ADMINISTRATIVE CHARGE   Monthly                 $10 in all policy       $7.50 in all policy
                                                 years plus 3 (cents)    years plus 1 (cent) per
                                                 per $1,000 of Total     $1,000 of Total Sum
                                                 Sum Insured at issue    Insured at issue in
                                                 in all policy years     policy years 1-10***

------------------------------------------------------------------------------------------------
 GUARANTEED MINIMUM      Monthly, starting in    3 (cents) per $1,000     1 (cents) per $1,000 of
 DEATH BENEFIT           policy year 11          of Basic Sum Insured     Basic Sum Insured at
 CHARGE****                                      at issue                 issue
------------------------------------------------------------------------------------------------
 M&E CHARGE*****         Daily from separate     .002% of assets         .0001% of assets
                         account assets
------------------------------------------------------------------------------------------------
 MAXIMUM POLICY LOAN     Accrues daily           5.0%                    5.0%
 INTEREST RATE******     Payable annually
------------------------------------------------------------------------------------------------

     * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover two 26 year old female standard non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover two 99 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male standard non-tobacco underwriting risk and a 50 year old female standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.
     ** The second part of this charge is guaranteed not to exceed $200.
     *** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.
     **** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.
     ***** This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .05%, respectively.
     ******5.0% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

-------------------------------------------------------------------------------
                                  RIDER CHARGES

-------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 OPTIONAL ENHANCED       Upon payment of         2% of premiums paid in the
 CASH VALUE RIDER        premium                 first policy year up to the
                                                 Target Premium
-------------------------------------------------------------------------------
 POLICY SPLIT OPTION     Monthly                 3c per $1,000 of current
 RIDER                                           Total Sum Insured
-------------------------------------------------------------------------------

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

-------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING            MINIMUM               MAXIMUM
             EXPENSES
-------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING           0.21%                1.53%*
 ACCOUNT OF CERTAIN REIMBURSEMENT
 ARRANGEMENTS
-------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING             0.21%                1.44%
 ACCOUNT OF CERTAIN REIMBURSEMENT
 ARRANGEMENTS
-------------------------------------------------------------------------------

     * For the period May 1, 2004 to April 30, 2005, M Fund Inc.'s adviser has contractually agreed to reimburse each of the Funds of M Fund Inc. for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of that Fund's annualized average daily net assets. Expenses shown are prior to reimbursement and are for the year ended December 31, 2003.

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

------------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL FUND                 TOTAL FUND
                                              DISTRIBUTION   OTHER OPERATING   OPERATING                  OPERATING
                                  INVESTMENT      AND           EXPENSES       EXPENSES                    EXPENSES
                                  MANAGEMENT SERVICE (12B-1)     WITHOUT       WITHOUT        EXPENSES       WITH
           FUND NAME                 FEE          FEE         REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
TRUST I - NAV CLASS SHARES
(NOTE 1):
------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . . . . .  0.13%          N/A              0.08%        0.21%         0.00%          0.21%
------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . . . . .  0.75%          N/A              0.07%        0.82%         0.00%          0.82%
------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . .  0.80%          N/A              0.06%        0.86%         0.00%          0.86%
------------------------------------------------------------------------------------------------------------------------
Earnings Growth. . . . . . . . . .  0.96%          N/A              0.11%        1.07%         0.01%          1.06%
------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . . . .  0.67%          N/A              0.06%        0.73%         0.00%          0.73%
------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . . . . .  0.79%          N/A              0.11%        0.90%         0.01%          0.89%
------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B* . . . . . . . . .  1.05%          N/A              0.14%        1.19%         0.04%          1.15%
------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth*. . . . . . . . . .  0.96%          N/A              0.10%        1.06%         0.00%          1.06%
------------------------------------------------------------------------------------------------------------------------
Small Cap Value. . . . . . . . . .  0.95%          N/A              0.11%        1.06%         0.01%          1.05%
------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth. . . . .  1.01%          N/A              0.20%        1.21%         0.10%          1.11%
------------------------------------------------------------------------------------------------------------------------
International Equity Index . . . .  0.17%          N/A              0.05%        0.22%         0.00%          0.22%
------------------------------------------------------------------------------------------------------------------------
Overseas Equity B* . . . . . . . .  1.13%          N/A              0.31%        1.44%         0.00%          1.44%
------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . . . . .  0.98%          N/A              0.09%        1.07%         0.00%          1.07%
------------------------------------------------------------------------------------------------------------------------
Health Sciences. . . . . . . . . .  1.00%          N/A              0.25%        1.25%         0.00%          1.25%
------------------------------------------------------------------------------------------------------------------------
Financial Industries . . . . . . .  0.80%          N/A              0.06%        0.86%         0.00%          0.86%
------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . . . . .  0.68%          N/A              0.06%        0.74%         0.00%          0.74%
------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . . . . .  0.60%          N/A              0.07%        0.67%         0.00%          0.67%
------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . . . . .  0.14%          N/A              0.10%        0.24%         0.00%          0.24%
------------------------------------------------------------------------------------------------------------------------

                                        8

------------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL FUND                  TOTAL FUND
                                               DISTRIBUTION   OTHER OPERATING   OPERATING                   OPERATING
                                  INVESTMENT       AND           EXPENSES       EXPENSES                    EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)     WITHOUT       WITHOUT       EXPENSES        WITH
           FUND NAME                 FEE           FEE         REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . . . .  0.61%          N/A              0.09%        0.70%         0.00%          0.70%
------------------------------------------------------------------------------------------------------------------------
Total Return Bond. . . . . . . . .  0.70%          N/A              0.07%        0.77%         0.00%          0.77%
------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . . . . .  0.80%          N/A              0.15%        0.95%         0.05%          0.90%
------------------------------------------------------------------------------------------------------------------------
Global Bond. . . . . . . . . . . .  0.85%          N/A              0.13%        0.98%         0.00%          0.98%
------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . . . . .  0.25%          N/A              0.06%        0.31%         0.00%          0.31%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
SERIES II SHARES:
------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital
Development Fund . . . . . . . . .  0.75%          0.25%            0.38%        1.38%         0.00%          1.38%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND -
SERVICE CLASS
(NOTE 2):
------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Overseas . . . .  0.73%          0.10%            0.17%        1.00%         0.00%          1.00%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
II - SERVICE CLASS
(NOTE 2):
------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Contrafund . . .  0.58%          0.10%            0.09%        0.77%         0.00%          0.77%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ VARIABLE INSURANCE TRUST
- INITIAL CLASS SHARES
(NOTE 3):
------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Investors Growth Stock. .  0.75%          N/A              0.13%        0.88%         0.00%          0.88%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
------------------------------------------------------------------------------------------------------------------------
Brandes International Equity . . .  0.72%          N/A              0.25%        0.97%         0.00%          0.97%
------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value . . . .  0.65%          N/A              0.88%        1.53%         0.63%          0.90%
------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation. . .  0.90%          N/A              0.21%        1.11%         0.00%          1.11%
------------------------------------------------------------------------------------------------------------------------
Turner Core Growth . . . . . . . .  0.45%          N/A              0.27%        0.72%         0.02%          0.70%
------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity B, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

     * Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/," Mid Cap Growth was formerly "Small/Mid Cap Growth," and Overseas Equity B was formerly "International Opportunities." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP/(R)/ funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity/(R)/ VIP Overseas Fund and the Fidelity/(R)/ VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity/(R)/ VIP Overseas Fund and Fidelity/(R)/ VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" for MFS Investors Growth Stock would equal 0.87%.

(4) For the period May 1, 2004 to April 30, 2005, the adviser has contractually agreed to reimburse each of the Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of that Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2003.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
Description of John Hancock Variable Life Account S . . . . . . . . . . . . .           13
Description of the Underlying Funds . . . . . . . . . . . . . . . . . . . . .           13
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           14
 Changes we can make to a Series Fund or the Account  . . . . . . . . . . . .           14
The Fixed Investment Options  . . . . . . . . . . . . . . . . . . . . . . . .           15
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Minimum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .           16
Lapse and reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Guaranteed minimum death benefit feature . . . . . . . . . . . . . . . . . .           17
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Optional extra death benefit feature . . . . . . . . . . . . . . . . . . . .           18
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .           18
 Basic Sum Insured vs. Additional Sum Insured . . . . . . . . . . . . . . . .           18
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .           19
 Requesting an increase in coverage . . . . . . . . . . . . . . . . . . . . .           19
 Requesting a decrease in coverage. . . . . . . . . . . . . . . . . . . . . .           19
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .           19
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .           19
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .           19
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .           20
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .           20
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           21
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .           21
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .           21
 Dollar cost averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . .           22
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .           22
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           22
 Partial withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           22


CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Policy loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .           23
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .           23
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .           23
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .           24
 Additional information about how certain policy charges work . . . . . . . .           25
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .           25
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .           26
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .           26
 Optional benefit riders you can add. . . . . . . . . . . . . . . . . . . . .           26
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .           26
 Procedures for issuance of a policy  . . . . . . . . . . . . . . . . . . . .           27
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .           28
 The owner of the policy. . . . . . . . . . . . . . . . . . . . . . . . . . .           28
 Policy Cancellation Right  . . . . . . . . . . . . . . . . . . . . . . . . .           28
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .           29
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .           29
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .           29
 How you communicate with us. . . . . . . . . . . . . . . . . . . . . . . . .           30
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           31
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           31
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           31
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .           31
 Diversification rules and ownership of the Account . . . . . . . . . . . . .           32
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .           33
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           33
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .           33
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .           33
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .           33

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares) , and the M Fund, Inc. (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTIONS

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options -- the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 16).

Minimum premium payments

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 31. Also, we may refuse to accept any amount of an additional premium if:

     .    that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 28. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     .    We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurnace amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 31).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

     .    the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .    Total Sum Insured decreases

     .    Additional Sum Insured increases

     . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 31 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 23. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 23.

     The amount you've invested in any of the fixed investment options will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in the fixed investment options will not be subject to the mortality and expense risk charge described on page 24. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options:

     . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

     . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of the fixed investment options are currently subject to the following restrictions:

     . You can only make one transfer out of either fixed investment option in each policy year.

     . Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

     . The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

     . The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

     We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-521-1234.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 24). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 17) and under the guaranteed minimum death benefit feature (see page 17). Under Option A , such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 16. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

POLICY LOANS

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement".) The maximum amount you can borrow is 90% of your surrender value.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 31).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

     . Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

     . DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

     . Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

     . Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1996, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

     . Optional enhanced cash value rider charge - A charge imposed if you elect this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.

Deductions from account value

     . Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

     . Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

     . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost ------- of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

     . Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

     . M &E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any current fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

     . Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1996, this charge is not yet applicable to any policy at the current rate.

     . Optional benefits charge - Monthly charges for optional insurance benefits (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 26.

     . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 31.)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 9 and 10) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 9 and 10 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

     . Policy split option rider- At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

     . Optional enhanced cash value rider - In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years . The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 25. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, theTotal Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .    Combining or removing investment options

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     .    Borrow or withdraw amounts you have in the investment options

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

     You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     .    10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     .    45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

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

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .    loans

     .    transfers of account value among investment options

     .    change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Deborah
A. Poppel, F.S.A., an Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                          PAGE
Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
account value. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
Additional Sum Insured . . . . . . . . . . . . . . . . . . . . . . . .        17
attained age . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
Basic Sum Insured. . . . . . . . . . . . . . . . . . . . . . . . . . .        17
beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20
business day . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14
changing Option A or B . . . . . . . . . . . . . . . . . . . . . . . .        19
changing the Total Sum Insured . . . . . . . . . . . . . . . . . . . .        19
charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31
cost of insurance rates. . . . . . . . . . . . . . . . . . . . . . . .        24
date of issue. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
death benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
dollar cost averaging. . . . . . . . . . . . . . . . . . . . . . . . .        22
enhanced cash value rider. . . . . . . . . . . . . . . . . . . . . . .        26
expenses of the Series Funds . . . . . . . . . . . . . . . . . . . . .        26
fixed investment option. . . . . . . . . . . . . . . . . . . . . . . .        15
full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22
fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
grace period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16
guaranteed minimum death benefit . . . . . . . . . . . . . . . . . . .        17
Guaranteed Minimum Death Benefit Premium . . . . . . . . . . . . . . .        17
insurance charge . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
insured person . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
investment options . . . . . . . . . . . . . . . . . . . . . . . . . .         1
JHVLICO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
lapse. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        16
loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
loan interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23
Market Timing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        21
maximum premiums . . . . . . . . . . . . . . . . . . . . . . . . . . .        15
Minimum Initial Premium. . . . . . . . . . . . . . . . . . . . . . . .        27
minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . .        19
minimum premiums . . . . . . . . . . . . . . . . . . . . . . . . . . .        15
modified endowment . . . . . . . . . . . . . . . . . . . . . . . . . .        32
monthly deduction date . . . . . . . . . . . . . . . . . . . . . . . .        28
mortality and expense risk charge. . . . . . . . . . . . . . . . . . .        24
Option A; Option B . . . . . . . . . . . . . . . . . . . . . . . . . .         3
optional benefits charge . . . . . . . . . . . . . . . . . . . . . . .        24
owner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28
partial withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . .        22
partial withdrawal charge. . . . . . . . . . . . . . . . . . . . . . .        24
payment options. . . . . . . . . . . . . . . . . . . . . . . . . . . .        20
Planned Premium. . . . . . . . . . . . . . . . . . . . . . . . . . . .        15
policy anniversary . . . . . . . . . . . . . . . . . . . . . . . . . .        27
policy split option. . . . . . . . . . . . . . . . . . . . . . . . . .        26
policy year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27
premium; premium payment . . . . . . . . . . . . . . . . . . . . . . .         3
prospectus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2
receive; receipt . . . . . . . . . . . . . . . . . . . . . . . . . . .        30
reinstate; reinstatement . . . . . . . . . . . . . . . . . . . . . . .        16
sales charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
SEC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14
Separate Account S . . . . . . . . . . . . . . . . . . . . . . . . . .        13
Series Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
Servicing Office . . . . . . . . . . . . . . . . . . . . . . . . . . .Back Cover
special loan account . . . . . . . . . . . . . . . . . . . . . . . . .        23
subaccount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
surrender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
surrender value. . . . . . . . . . . . . . . . . . . . . . . . . . . .         3
Target Premium . . . . . . . . . . . . . . . . . . . . . . . . . . . .        24
tax considerations . . . . . . . . . . . . . . . . . . . . . . . . . .        31
telephone transactions . . . . . . . . . . . . . . . . . . . . . . . .        30
Total Sum Insured. . . . . . . . . . . . . . . . . . . . . . . . . . .        17
transfers of account value . . . . . . . . . . . . . . . . . . . . . .        21
variable investment options. . . . . . . . . . . . . . . . . . . . . .        13
we; us . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13
withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        22
withdrawal charges . . . . . . . . . . . . . . . . . . . . . . . . . .        24
withdrawal charges . . . . . . . . . . . . . . . . . . . . . . . . . .        24
you; your. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                             JHVLICO SERVICING OFFICE
                             ------------------------

                    EXPRESS DELIVERY            MAIL DELIVERY
                    ----------------            -------------
                 529 Main Street (X-4)           P.O. Box 111
                 Charlestown, MA 02129         Boston, MA 02117

                         PHONE:                      FAX:
                         ------                      ----
                     1-800-521-1234             1-617-572-6956

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7782

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2004

                                FOR INTERESTS IN

               JOHN HANCOCK VARIABLE LIFE ACCOUNT S ("REGISTRANT")

                       INTERESTS ARE MADE AVAILABLE UNDER

                       MAJESTIC VARIABLE ESTATE PROTECTION

    A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE SURVIVORSHIP INSURANCE POLICY
                                    ISSUED BY

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS



CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            4

DESCRIPTION OF THE DEPOSITOR

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF THE REGISTRANT

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFILIATES

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  As a consequence of the additional cash and non-cash incentives paid by JHVLICO to Signator, other broker-dealers and their respective representatives in connection with the sale of policies issued by JHVLICO, such broker-dealers and representatives (including, but not limited to, Signator and its representatives) may be motivated to sell JHVLICO policies instead of policies issued by other insurance companies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

          2003. . . . . . . . . .       $ 67,837,010
          2002. . . . . . . . . .       $ 97,422,735
          2001. . . . . . . . . .       $111,710,560

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                         REPORT OF INDEPENDENT AUDITORS




The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation and modified coinsurance contracts. In 2001, the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 19, 2004

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                           CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------   ---------
                                                            (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $78.8; 2002 -- $83.3). . . . . . . . . . . .   $    78.7   $    83.8
 Available-for-sale -- at fair value (cost: 2003 --
  $3,621.5, 2002 -- $2,949.3). . . . . . . . . . . . .     3,786.9     3,011.3
Equity securities:
 Available-for-sale - at fair value (cost: 2003 --
  $39.6; 2002 -- $11.1). . . . . . . . . . . . . . . .        41.7        11.9
 Mortgage loans on real estate . . . . . . . . . . . .       883.0       668.4
Real estate. . . . . . . . . . . . . . . . . . . . . .        13.4        20.4
Policy loans . . . . . . . . . . . . . . . . . . . . .       370.9       359.4
Short-term investments . . . . . . . . . . . . . . . .        10.1         0.1
Other invested assets. . . . . . . . . . . . . . . . .       158.5        88.8
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     5,343.2     4,244.1
Cash and cash equivalents. . . . . . . . . . . . . . .        67.7       202.9
Accrued investment income. . . . . . . . . . . . . . .        70.2        70.1
Premiums and accounts receivable . . . . . . . . . . .         4.5         3.8
Deferred policy acquisition costs. . . . . . . . . . .     1,205.7     1,164.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       205.2       149.2
Other assets . . . . . . . . . . . . . . . . . . . . .       117.0       122.9
Separate account assets. . . . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                              DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------   ---------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,852.6   $ 4,068.7
Policyholders' funds . . . . . . . . . . . . . . . . .         3.4         3.3
Unearned revenue . . . . . . . . . . . . . . . . . . .       264.5       243.5
Unpaid claims and claim expense reserves . . . . . . .        32.1        24.7
Dividends payable to policyholders . . . . . . . . . .         0.5         0.4
Income taxes -- Note 5 . . . . . . . . . . . . . . . .       295.1       229.8
Other liabilities. . . . . . . . . . . . . . . . . . .       312.5       298.5
Separate account liabilities . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    12,642.6    10,752.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       600.3       492.6
Accumulated other comprehensive income . . . . . . . .        77.6        21.4
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,252.8     1,088.9
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                        CONSOLIDATED STATEMENTS OF INCOME

                                                          YEARS ENDED DECEMBER 31,
                                                          -------------------------
                                                           2003     2002      2001
                                                          ------   ------    ------
                                                               (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . . . . . . .      $ 67.2   $ 58.5    $ 60.1
Universal life and investment-type product charges. .       367.7    356.0     365.4
Net investment income - Note 3. . . . . . . . . . . .       316.3    270.1     227.0
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(5.4), $(7.5) and $(1.5),
 respectively - Notes 1, 3, and 9 . . . . . . . . . .      (24.8)   (20.8)     (9.0)
Other revenues. . . . . . . . . . . . . . . . . . . .        0.2      1.3      24.0
                                                          ------   ------    ------
 Total revenues . . . . . . . . . . . . . . . . . . .      726.6    665.1     667.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . . . . . . .      337.9    344.1     294.1
Other operating costs and expenses. . . . . . . . . .       96.4     69.0      76.2
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment and other gains (losses) of $(5.4),
 $(7.5) and $(1.5), respectively -- Notes 1, 3 and
 9. . . . . . . . . . . . . . . . . . . . . . . . . .      104.8     60.0      67.1
Dividends to policyholders. . . . . . . . . . . . . .       17.5     18.8      21.4
                                                          ------   ------    ------
 Total benefits and expenses. . . . . . . . . . . . .      556.6    491.9     458.8
                                                          ------   ------    ------
Income before income taxes and cumulative effect
 of accounting change . . . . . . . . . . . . . . . .      170.0    173.2     208.7
Income taxes - Note 5 . . . . . . . . . . . . . . . .       55.8     58.4      62.2
                                                          ------   ------    ------
Income before cumulative effect of accounting
 change . . . . . . . . . . . . . . . . . . . . . . .      114.2    114.8     146.5
Cumulative effect of accounting change, net of
 tax. . . . . . . . . . . . . . . . . . . . . . . . .       (6.5)      --      (1.6)
                                                          ------   ------    ------
Net income. . . . . . . . . . . . . . . . . . . . . .     $107.7   $114.8    $144.9
                                                          ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                            AND COMPREHENSIVE INCOME

                                                                 ACCUMULATED
                                         ADDITIONAL                 OTHER          TOTAL
                                COMMON     PAID       RETAINED  COMPREHENSIVE  SHAREHOLDER'S  OUTSTANDING
                                STOCK   IN CAPITAL   EARNINGS      INCOME         EQUITY        SHARES
                                ------  -----------  ---------  -------------  -------------  -----------
                                                 (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . . . .        $2.5     $572.4      $232.9       $(2.2)        $  805.6        50.0
Comprehensive income:
 Net income . . . . . . .                              144.9                        144.9
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                            7.9              7.9
                                                                                 --------
Comprehensive income. . .                                                           152.8
Change in accounting
 principle. . . . . . . .                                            7.2              7.2
                                 ----     ------      ------       -----         --------        ----
Balance at December
 31, 2001 . . . . . . . .        $2.5     $572.4      $377.8       $12.9         $  965.6        50.0
                                 ====     ======      ======       =====         ========        ====
Comprehensive income:
 Net income . . . . . . .                              114.8                        114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                            8.5              8.5
                                                                                 --------
Comprehensive income. . .                                                           123.3
                                 ----     ------      ------       -----         --------        ----
Balance at December
 31, 2002 . . . . . . . .        $2.5     $572.4      $492.6       $21.4         $1,088.9        50.0
                                 ====     ======      ======       =====         ========        ====
Comprehensive income:
 Net income . . . . . . .                              107.7                        107.7
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                           56.2             56.2
                                                                                 --------
Comprehensive income. . .                                                           163.9
                                 ----     ------      ------       -----         --------        ----
Balance at December
 31, 2003 . . . . . . . .        $2.5     $572.4      $600.3       $77.6         $1,252.8        50.0
                                 ====     ======      ======       =====         ========        ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       YEARS ENDED DECEMBER 31,
                                                  ----------------------------------
                                                    2003         2002        2001
                                                  ---------   ---------    ---------
                                                            (IN MILLIONS)
Cash flows from operating activities:
Net income. . . . . . . . . . . . . . . . . .     $   107.7   $   114.8    $   144.9
Adjustments to reconcile net income to
 net cash (used in) provided by operating
 activities:
 Amortization of discount - fixed
  maturities. . . . . . . . . . . . . . . . .         (10.7)       (0.3)        (0.4)
 Net realized investment and other losses . .          24.8        20.8          9.0
 Change in deferred policy acquisition
  costs . . . . . . . . . . . . . . . . . . .         (49.6)     (124.6)       (74.1)
 Depreciation and amortization. . . . . . . .           1.8         1.3          0.3
 Increase in accrued investment income. . . .          (0.1)       (9.3)        (8.6)
 Decrease (increase) in premiums and
  accounts receivable . . . . . . . . . . . .          (0.7)        8.7         (5.5)
 (Increase) decrease in other assets and
  other liabilities, net. . . . . . . . . . .         (61.9)      (28.0)      (159.2)
 (Decrease) increase in policy
  liabilities and accruals, net . . . . . . .         216.6       (53.3)       289.1
 Increase in income taxes . . . . . . . . . .          35.1        33.5        118.7
                                                  ---------   ---------    ---------
  Net cash (used in) provided by
     operating activities . . . . . . . . . .         263.0       (36.4)       314.2
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale . . . .         690.1       460.2        184.6
  Equity securities available-for-sale. . . .          38.3         7.4          6.0
  Real estate . . . . . . . . . . . . . . . .           5.8         0.3          3.3
  Short-term investments and other
     invested assets. . . . . . . . . . . . .          31.6           -            -
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity . . . . .           4.1         3.2          4.5
  Fixed maturities available-for-sale . . . .         241.1       155.7        180.4
  Short-term investments and other
     invested assets. . . . . . . . . . . . .           0.1        24.9         46.5
  Mortgage loans on real estate . . . . . . .         102.9        90.7         66.4
 Purchases of:
  Fixed maturities held-to-maturity . . . . .          (1.1)       (3.1)        (5.1)
  Fixed maturities available-for-sale . . . .      (1,625.0)   (1,174.5)    (1,112.3)
  Equity securities available-for-sale. . . .         (60.4)       (3.9)        (6.1)
  Real estate . . . . . . . . . . . . . . . .          (0.2)       (0.1)        (0.6)
  Short-term investments and other
     invested assets. . . . . . . . . . . . .         (93.9)      (73.3)       (39.6)
Mortgage loans on real estate issued. . . . .        (321.4)     (170.4)       (85.0)
Other, net. . . . . . . . . . . . . . . . . .         (11.0)      (10.1)       (25.6)
                                                  ---------   ---------    ---------
 Net cash used in investing activities. . . .     $  (999.0)  $  (693.0)   $  (782.6)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                      YEARS ENDED DECEMBER 31,
                                                   -------------------------------
                                                     2003       2002        2001
                                                   --------   --------    --------
                                                           (IN MILLIONS)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . . . . .  $1,097.2   $1,232.1    $1,220.7
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . . . . .    (496.4)    (415.2)     (914.2)
                                                   --------   --------    --------
 Net cash provided by financing activities. . . .     600.8      816.9       306.5
                                                   --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . . . . .    (135.2)      87.5      (161.9)
Cash and cash equivalents at beginning of year. .     202.9      115.4       277.3
                                                   --------   --------    --------
Cash and cash equivalents at end of year. . . . .  $   67.7   $  202.9    $  115.4
                                                   ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) whose ultimate parent company is John Hancock Financial Services, Inc. (JHFS). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be Manulife's primary U.S. brand. This filing does not reflect or assume any changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

INVESTMENTS

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $3.7 million and $10.6 million at December 31, 2003 and 2002, and is reported in real estate in the investment section of the consolidated balance sheets.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 6.0% and the total amortization period life was 30 years for universal life products. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amoritization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million in unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 6 -- Reinsurance below for additional disclosures regarding reinsurance.

VALUE OF BUSINESS ACQUIRED

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 -- Value of Business Acquired for presentation of summarized financial information regarding VOBA.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

PARTICIPATING INSURANCE

Participating business represents approximately 4.9% and 5.4% of the Company's life insurance in-force at December 31, 2003 and 2002, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 5 -- Income Taxes for additional disclosures on this topic.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

SFAS No. 133 -- Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interest holders are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities
(SPEs), and otherwise will be applicable at March 31, 2004.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003, which the Company recorded through net income as a cumulative effect of an accounting change.

SFAS No. 148 -- Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company's parent adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. As a result of the adoption, JHFS allocated $0.1 million of expenses to the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 141 -- Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Issue No. 99-20 -- Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 140 -- Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL used to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $144.3 million, $161.8 million and $155.1 million for the year ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, respectively, the Company owed John Hancock $57.4 million and $49.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002 and 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $20.7 million, $42.0 million and $45.4 million of cash for the combined tax, commission and expense allowances for the years ended December 31, 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $5.0 million, $1.1 million and $1.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.6 million and $115.2 million as of December 31, 2003 and 2002, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.8 million and $0.4 million from the Company in 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million for the years 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2003 and 2002, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 6.0 million, $9.3 million and $10.4 million in 2003, 2002 and 2001, respectively. The pension plan prepaid expense allocated to the Company amounted to $76.4 million and $72.6 million at December 31, 2003 and 2002, respectively.

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                        YEARS ENDED DECEMBER 31,
                                                      ---------------------------
                                                       2003     2002      2001
                                                      -------  -------  ---------
                                                            (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities. . . . . . . . . . . . . . . . . .   $242.3   $201.3    $160.1
Equity securities . . . . . . . . . . . . . . . . .      0.8      0.1       0.3
Mortgage loans on real estate . . . . . . . . . . .     52.4     46.8      42.3
Real estate . . . . . . . . . . . . . . . . . . . .      4.6      4.5       2.3
Policy loans. . . . . . . . . . . . . . . . . . . .     20.3     20.9      21.1
Short-term investments. . . . . . . . . . . . . . .      1.2      1.6       6.3
Other . . . . . . . . . . . . . . . . . . . . . . .      6.8      2.5       3.3
                                                      ------   ------    ------
Gross investment income . . . . . . . . . . . . . .    328.4    277.7     235.7
 Less investment expenses . . . . . . . . . . . . .     12.1      7.6       8.7
                                                      ------   ------    ------
 Net investment income. . . . . . . . . . . . . . .   $316.3   $270.1    $227.0
                                                      ======   ======    ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
Fixed maturities. . . . . . . . . . . . . . . . . .   $(10.3)  $(39.9)   $(25.1)
Equity securities . . . . . . . . . . . . . . . . .      3.6      2.5       3.8
Mortgage loans on real estate and real estate . . .     (3.2)     0.8      (1.2)
Derivatives and other invested assets . . . . . . .    (20.3)     8.3      12.0
Amortization adjustment for deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .      5.4      7.5       1.5
                                                      ------   ------    ------
Net realized investment and other losses, net of
 related amortization of deferred policy acquisition
 costs. . . . . . . . . . . . . . . . . . . . . . .   $(24.8)  $(20.8)   $ (9.0)
                                                      ======   ======    ======


Gross gains of $38.2 million, $12.7 million, and $6.5 million and gross losses of $8.8 million, $13.3 million, and $3.3 million in 2003, 2002 and 2001, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                               GROSS       GROSS
                                  AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                    COST       GAINS       LOSSES      VALUE
                                  ---------  ----------  ----------  ----------
                                                 (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   71.0     $  0.3     $ (0.4)     $   70.9
Mortgage-backed securities. . .        7.7        0.2         --           7.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   78.7     $  0.5     $ (0.4)     $   78.8
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $3,080.0     $181.2     $(26.3)     $3,234.9
Mortgage-backed securities. . .      502.4       20.9      (12.4)        510.9
Obligations of states and
 political subdivisions . . . .       12.5        0.3         --          12.8
Debt securities issued by
 foreign governments. . . . . .        2.2        0.3         --           2.5
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       24.4        1.4         --          25.8
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    3,621.5      204.1      (38.7)      3,786.9
Equity securities . . . . . . .       39.6        2.1         --          41.7
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $3,661.1     $206.2     $(38.7)     $3,828.6
                                  ========     ======     ======      ========
DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
Mortgage-backed securities. . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
Mortgage-backed securities. . .      489.9       28.6      (14.1)        504.4
Obligations of states and
 political subdivisions . . . .        6.2        0.3         --           6.5
Debt securities issued by
 foreign governments. . . . . .        3.6        0.3       (0.1)          3.8
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    2,949.3      158.5      (96.5)      3,011.3
Equity securities . . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                          ---------  ----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $    0.1    $    0.1
Due after one year through five years . . . . . . . . .        1.8         1.8
Due after five years through ten years. . . . . . . . .       15.4        15.4
Due after ten years . . . . . . . . . . . . . . . . . .       53.7        53.6
                                                          --------    --------
                                                              71.0        70.9
Mortgage-backed securities. . . . . . . . . . . . . . .        7.7         7.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $   78.7    $   78.8
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $  146.7    $  152.1
Due after one year through five years . . . . . . . . .      987.5     1,039.7
Due after five years through ten years. . . . . . . . .    1,206.8     1,281.6
Due after ten years . . . . . . . . . . . . . . . . . .      778.1       802.6
                                                          --------    --------
                                                           3,119.1     3,276.0
Mortgage-backed securities. . . . . . . . . . . . . . .      502.4       510.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $3,621.5    $3,786.9
                                                          ========    ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $212.5 million and $169.9 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Bonds with amortized cost of $18.6 million were non-income producing for year ended December 31, 2003.

No significant depreciation expense on investment real estate was recorded for the years ended December 31, 2003 and 2002. Depreciation expense on investment real estate was $0.3 million in 2001. Accumulated depreciation was $1.7 million, and $2.8 million at December 31, 2003, and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company relies on its Parent's, JHFS', process to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At the end of each quarter, JHFS' Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the JHFS Chief Investment Officer and the JHFS Corporate Risk Officer who reports to the JHFS Chief Financial Officer. The analysis focuses on each issuer's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

Through JHFS' Investment Review Committee, the Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and
(3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                          UNREALIZED LOSSES ON ASSETS

                                                                              AS OF DECEMBER 31, 2003
                                                                            ---------------------------
                                                   LESS THAN 12 MONTHS           12 MONTHS OR MORE                  TOTAL
                                               ---------------------------  --------------------------- ----------------------------
                                               CARRYING VALUE               CARRYING VALUE              CARRYING VALUE
                                                OF SECURITIES                OF SECURITIES               OF SECURITIES
                                                 WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED   WITH GROSS     UNREALIZED
                                               UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES   UNREALIZED LOSS    LOSSES
                                               ---------------  ----------  ---------------  ---------- --------------- ------------
DESCRIPTION OF SECURITIES:
Federal agency mortgage backed securities. .       $ 92.0        $ (6.6)        $ 54.8        $ (5.8)       $146.8        $(12.4)
Corporate bonds. . . . . . . . . . . . . . .        378.1         (12.1)         283.1         (14.6)        661.2         (26.7)
                                                   ------        ------         ------        ------        ------        ------
Total debt securities. . . . . . . . . . . .        470.1         (18.7)         337.9         (20.4)        808.0         (39.1)
Common stocks. . . . . . . . . . . . . . . .           --            --            2.3            --           2.3            --
                                                   ------        ------         ------        ------        ------        ------
Total. . . . . . . . . . . . . . . . . . . .       $470.1        $(18.7)        $340.2        $(20.4)       $810.3        $(39.1)
                                                   ======        ======         ======        ======        ======        ======

The table above shows the Company's securities that were in a loss position at December 31, 2003 for more than one year and less than one year. Gross unrealized losses consist of a hedging adjustment, the impact of interest rates on the non hedged portion of the portfolio, and the impact of creditworthiness. Unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $39.1 million excluding basis adjustments related to hedging relationships. Of this total, $20.4 million are due to securities that have had various amounts of unrealized loss for more than twelve months. Of the total unrealized losses, $20.1 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds. The gross unrealized losses on below investment grade fixed maturity securities declined to $19.1 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening. Although the gross unrealized losses on below investment grade fixed maturity securities are approximately 50% of the total unrealized losses, they only represent 1.4% of the total carrying value of fixed maturity securities with gross unrealized losses.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
 Real estate to be disposed of . . . . . . . . . . .        --         --          --           --
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
                                                          ====       ====        ====         ====
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .      $5.5         --        $2.6         $2.9
 Real estate to be disposed of . . . . . . . . . . .       0.8         --         0.8            -
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                                          ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of . . . . . . . . . . .       0.7        0.1          --          0.8
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                                          ====       ====        ====         ====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003 and 2002 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  DECEMBER 31,
                                                                ---------------
                                                                 2003    2002
                                                                ------  -------
                                                                 (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.8       --
Provision for losses. . . . . . . . . . . . . . . . . . . . .   (0.2)      --
                                                                ----       -
Net impaired mortgage loans on real estate. . . . . . . . . .    0.6       --
                                                                ====       =

The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $0.4     $1.2      $3.3
Interest income recognized on impaired loans. . .      --       --       0.5

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $11.9 million as of December 31, 2003 and $3.5 million as of December 31, 2002. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                ---------------------------
                                                                                 2003     2002      2001
                                                                                -------  -------  ---------
                                                                                      (IN MILLIONS)
Expected. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $0.5     $0.3      $0.4
Actual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.4      0.2       0.4

At December 31, 2003, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                              CARRYING AMOUNT  GEOGRAPHIC                                       CARRYING AMOUNT
PROPERTY TYPE                                  (IN MILLIONS)   CONCENTRATION                                     (IN MILLIONS)
--------------------------------------------  ---------------  ---------------------------------------------   -----------------
Apartments. . . . . . . . . . . . . . . . .       $102.6       East North Central. . . . . . . . . . . . . .        $ 94.7
Hotels. . . . . . . . . . . . . . . . . . .         24.0       East South Central. . . . . . . . . . . . . .          34.7
Industrial. . . . . . . . . . . . . . . . .        131.8       Middle Atlantic . . . . . . . . . . . . . . .          63.6
Office buildings. . . . . . . . . . . . . .        173.5       Mountain. . . . . . . . . . . . . . . . . . .          55.3
Retail. . . . . . . . . . . . . . . . . . .        150.8       New England . . . . . . . . . . . . . . . . .          75.0
Mixed Use . . . . . . . . . . . . . . . . .         55.4       Pacific . . . . . . . . . . . . . . . . . . .         207.4
Agricultural. . . . . . . . . . . . . . . .        224.6       South Atlantic. . . . . . . . . . . . . . . .         234.0
Other . . . . . . . . . . . . . . . . . . .         22.8       West North Central. . . . . . . . . . . . . .          26.3
                                                               West South Central. . . . . . . . . . . . . .          89.7
                                                               Canada/Other. . . . . . . . . . . . . . . . .           4.8
Allowance for losses. . . . . . . . . . . .         (2.5)      Allowance for losses. . . . . . . . . . . . .          (2.5)
                                                  ------                                                            ------
Total . . . . . . . . . . . . . . . . . . .       $883.0       Total . . . . . . . . . . . . . . . . . . . .        $883.0
                                                  ======                                                            ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2003 and 2002 was $6.3 million and $6.4 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2003 and 2002 was $63.1 million and $45.8 million and appears on the consolidated balance sheet in other liabilities.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

In 2003 and 2002, the Company recognized net loss of $4.0 million and a net gain of $0.9 million, respectively, related to the ineffective portion of its fair value hedges, and no net gain for either period, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2003, all of the Company's hedged firm commitments qualified as fair value hedges.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreeements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 5 -- INCOME TAXES

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      2003    2002       2001
                                                     ------  --------  --------
                                                          (IN MILLIONS)
Current taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .   $25.2   $ (9.8)    $30.1
 Foreign . . . . . . . . . . . . . . . . . . . . .     0.2     (0.2)       --
                                                     -----   ------     -----
                                                      25.4    (10.0)     30.1
Deferred taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .    30.4     68.4      32.1
                                                     -----   ------     -----
Total income taxes . . . . . . . . . . . . . . . .   $55.8   $ 58.4     $62.2
                                                     =====   ======     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5 -- INCOME TAXES -- (CONTINUED)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $59.5    $60.6     $73.0
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .      --       --      (9.0)
 Prior years taxes. . . . . . . . . . . . . . . .     1.2      2.2       2.1
 Tax credits. . . . . . . . . . . . . . . . . . .    (1.5)    (0.8)     (0.4)
 Foreign taxes. . . . . . . . . . . . . . . . . .     0.2      0.2        --
 Tax exempt investment income . . . . . . . . . .    (0.3)    (3.6)     (5.6)
 Other. . . . . . . . . . . . . . . . . . . . . .    (3.3)    (0.2)      2.1
                                                    -----    -----     -----
  Total income taxes. . . . . . . . . . . . . . .   $55.8    $58.4     $62.2
                                                    =====    =====     =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                 DECEMBER 31,
                                                               ----------------
                                                                2003     2002
                                                               ------  --------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . . . .   $210.5   $250.0
Other employee benefits. . . . . . . . . . . . . . . . . . .     25.5     20.2
Book over tax basis of investments . . . . . . . . . . . . .     12.0     12.0
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .     12.1       --
                                                               ------   ------
 Total deferred tax assets . . . . . . . . . . . . . . . . .    260.1    282.2
                                                               ------   ------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . . . .    405.2    419.5
Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.3      2.1
Basis in partnerships. . . . . . . . . . . . . . . . . . . .      0.1       --
Market discount on bonds . . . . . . . . . . . . . . . . . .      2.1      2.9
Lease income . . . . . . . . . . . . . . . . . . . . . . . .    102.9     71.5
Unrealized gains . . . . . . . . . . . . . . . . . . . . . .     42.3     12.8
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .       --     10.6
                                                               ------   ------
 Total deferred tax liabilities. . . . . . . . . . . . . . .    554.9    519.4
                                                               ------   ------
 Net deferred tax liabilities. . . . . . . . . . . . . . . .   $294.8   $237.2
                                                               ======   ======

The Company made income tax payments of $17.7 million and $27.2 million in 2003 and 2002, respectively and received an income tax refund of $32.4 million in 2001.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6 -- REINSURANCE

The effect of reinsurance on premiums written and earned was as follows:

                                                                              2003               2002               2001
                                                                        ----------------   ----------------   -------------------
                                                                                 PREMIUMS           PREMIUMS            PREMIUMS
                                                                        WRITTEN   EARNED   WRITTEN   EARNED   WRITTEN    EARNED
                                                                        -------  --------  -------  --------  -------  ----------
                                                                                             (IN MILLIONS)
Life Insurance:
Direct. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $160.2   $160.2    $105.3   $105.3    $ 82.0    $ 82.0
Ceded . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (93.0)   (93.0)    (46.8)   (46.8)    (21.9)    (21.9)
                                                                        ------   ------    ------   ------    ------    ------
Net life insurance premiums . . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 67.2    $ 58.5   $ 58.5    $ 60.1    $ 60.1
                                                                        ======   ======    ======   ======    ======    ======


For the year ended December 31, 2003, 2002 and 2001, benefits to policyholders under life ceded reinsurance contracts were $8.5 million, $7.9 million and $3.8 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements, refer to Note 2 -- Related Party Transactions.

NOTE 7 -- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $55.3 million, $58.7 million, $8.2 million and $101.7 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $229.7 million at December 31, 2003. The majority of these commitments expire in 2004.

CONTINGENCIES

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $0.7 million and $2.7 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7 -- COMMITMENTS AND CONTINGENCIES -- (CONTINUED)

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 8 -- SHAREHOLDER'S EQUITY

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)
                                                              -----------------
Balance at January 1, 2001. . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $7.2 million) . . . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax
 expense of $1.1 million) . . . . . . . . . . . . . . . . .           2.1
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $3.2 million) . . .          (6.0)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           7.9
Change in accounting principle. . . . . . . . . . . . . . .           7.2
                                                                   ------
Balance at December 31, 2001. . . . . . . . . . . . . . . .        $ 12.9
                                                                   ======
Balance at January 1, 2002. . . . . . . . . . . . . . . . .        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $12.9 million). . . . . . . . . . . . . . . . .          21.4
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $0.2 million). . . . . .          (0.4)
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $6.7 million) . . .         (12.5)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           8.5
                                                                   ------
Balance at December 31, 2002. . . . . . . . . . . . . . . .        $ 21.4
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)
                                                              -----------------
Balance at January 1, 2003. . . . . . . . . . . . . . . . .        $ 21.4
Gross unrealized gains (losses) (net of deferred income tax
 expense of $27.4 million). . . . . . . . . . . . . . . . .          52.2
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $10.3 million) . . . . .          19.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $8.2  million). . . . . . . . . . . . . . . . . . . . .         (15.1)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .          56.2
                                                                   ------
Balance at December 31, 2003. . . . . . . . . . . . . . . .        $ 77.6
                                                                   ======


Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                         2003     2002      2001
                                                                        -------  -------  ---------
                                                                             (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . . . . . . . . . . . . . . . .   $165.4   $ 62.0    $ 20.6
  Equity investments. . . . . . . . . . . . . . . . . . . . . . . . .      2.1      0.8       1.0
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.9     (2.4)      5.2
                                                                        ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    169.4     60.4      26.8
Amounts of unrealized investment (gains) losses attributable to:
 Deferred policy acquisition cost and present value of future profits    (49.5)   (26.2)     (7.1)
 Deferred federal income taxes. . . . . . . . . . . . . . . . . . . .    (42.3)   (12.8)     (6.8)
                                                                        ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (91.8)   (39.0)    (13.9)
                                                                        ------   ------    ------
Net unrealized investment gains (losses)                                $ 77.6   $ 21.4    $ 12.9
                                                                        ======   ======    ======


(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principal balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining balance of these securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There were no other permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                                      2003    2002     2001
                                                                     ------  ------  --------
                                                                         (IN MILLIONS)
Statutory net income . . . . . . . . . . . . . . . . . . . . . . .   $ 82.1  $ 52.7   $  4.0
Statutory surplus. . . . . . . . . . . . . . . . . . . . . . . . .    669.4   589.6    561.0


Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the internet.

ASSET GATHERING SEGMENT. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                        ASSET
YEAR ENDED DECEMBER 31, 2003              PROTECTION  GATHERING   CONSOLIDATED
---------------------------------------   ----------  ---------   ------------
                                                     (IN MILLIONS)
REVENUES:
Revenue from external customers . . . .   $   408.8   $   26.3     $   435.1
Net investment income . . . . . . . . .       302.8       13.5         316.3
                                          ---------   --------     ---------
Segment revenues. . . . . . . . . . . .       711.6       39.8         751.4
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
                                          ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . .       684.6       42.0         726.6
                                          =========   ========     =========
NET INCOME:
Segment after-tax operating income. . .       128.8        1.5         130.3
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (17.5)       1.4         (16.1)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . .        (6.2)      (0.3)         (6.5)
                                          ---------   --------     ---------
Net income. . . . . . . . . . . . . . .       105.1        2.6         107.7
                                          =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . .         8.6        0.2           8.8
Carrying value of investments accounted
 for by the equity method . . . . . . .       103.1        7.4         110.5
Amortization of deferred policy
 acquisition costs. . . . . . . . . . .        90.1       14.7         104.8
Income tax expense. . . . . . . . . . .        55.3        0.5          55.8
Segment assets. . . . . . . . . . . . .    12,256.6    1,638.8      13,895.4
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (34.0)       3.8         (30.2)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . .         7.0       (1.6)          5.4
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization
 of deferred policy acquisition costs
 -- per consolidated financial
 statements . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
Less income tax effect. . . . . . . . .         9.5       (0.8)          8.7
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment
 made to calculate segment operating
 income . . . . . . . . . . . . . . . .   $   (17.5)  $    1.4     $   (16.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                          ASSET
YEAR ENDED DECEMBER 31, 2002                PROTECTION  GATHERING  CONSOLIDATED
-----------------------------------------   ----------  ---------  ------------
                                                       (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . .   $   384.2   $   31.6     $   415.8
Net investment income . . . . . . . . . .       266.8        3.3         270.1
                                            ---------   --------     ---------
Segment revenues. . . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                            ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                            =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . .       140.2       (8.1)        132.1
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
Class action lawsuit. . . . . . . . . . .        (4.5)        --          (4.5)
Restructuring charges . . . . . . . . . .         0.3         --           0.3
                                            ---------   --------     ---------
Net income. . . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                            =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $     4.2   $     --     $     4.2
Carrying value of investments accounted
 for by the equity method . . . . . . . .        50.1        1.7          51.8
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .        28.8       31.2          60.0
Income tax expense. . . . . . . . . . . .        65.3       (6.9)         58.4
Segment assets. . . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .         7.5         --           7.5
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (20.4)      (0.4)        (20.8)
Less income tax effect. . . . . . . . . .         7.5        0.2           7.7
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (12.9)  $   (0.2)    $   (13.1)
                                            =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                          ASSET
YEAR ENDED DECEMBER 31, 2001                PROTECTION  GATHERING  CONSOLIDATED
-----------------------------------------   ----------  ---------  ------------
                                                       (IN MILLIONS)
REVENUES:
Revenues from external customers. . . . .   $  385.1    $   64.4     $   449.5
Net investment income . . . . . . . . . .      229.2        (2.2)        227.0
                                            --------    --------     ---------
Segment revenues. . . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                            --------    --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                            ========    ========     =========
NET INCOME:
Segment after-tax operating income. . . .   $  130.0    $   22.2     $   152.2
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (5.6)         --          (5.6)
Surplus tax . . . . . . . . . . . . . . .        9.1          --           9.1
Class action lawsuit. . . . . . . . . . .       (9.2)         --          (9.2)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                            --------    --------     ---------
Net income. . . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                            ========    ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $    2.7          --     $     2.7
Carrying value of investments accounted
 for by the equity method . . . . . . . .       27.7          --          27.7
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .       46.6    $   20.5          67.1
Income tax expense. . . . . . . . . . . .       54.8         7.4          62.2
Segment assets. . . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .        1.5          --           1.5
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (9.0)         --          (9.0)
Less income tax effect. . . . . . . . . .        3.4          --           3.4
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (5.6)         --     $    (5.6)
                                            ========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  The fair value for equity securities is based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                    DECEMBER 31,
                                       ---------------------------------------
                                              2003                2002
                                       ------------------  -------------------
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ---------
                                                   (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . . . .   $   78.7  $   78.8  $   83.8   $   83.3
 Available-for-sale. . . . . . . . .    3,786.9   3,786.9   3,011.3    3,011.3
Equity securities:
 Available-for-sale. . . . . . . . .       41.7      41.7      11.9       11.9
Mortgage loans on real estate. . . .      883.0     943.4     668.4      718.8
Policy loans . . . . . . . . . . . .      370.9     370.9     359.4      359.4
Short-term investments . . . . . . .       10.1      10.1       0.1        0.1
Cash and cash equivalents. . . . . .       67.7      67.7     202.9      202.9
Derivatives:
 Interest rate swap agreements . . .        4.4       4.4       3.7        3.7
 Interest rate cap agreements. . . .        1.1       1.1       1.4        1.4
 Interest rate floor agreements. . .       12.6      12.6      14.2       14.2
 Equity collar agreements. . . . . .        0.1       0.1       0.3        0.3
LIABILITIES:
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .   $  276.6  $  281.1  $  203.6   $  186.7
Derivatives:
 Interest rate swap agreements . . .       54.8      54.8      59.0       59.0
Commitments. . . . . . . . . . . . .         --     229.7        --       93.3

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                                               ACCUMULATED
                                                            GROSS CARRYING     AMORTIZATION      NET CARRYING
                                                                AMOUNT       AND OTHER CHANGES      AMOUNT
                                                            --------------   -----------------   ------------
                                                                              (IN MILLIONS)
DECEMBER 31, 2003
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .        $25.0            $(22.7)            $2.3
DECEMBER 31, 2002
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .         25.0             (19.0)             6.0

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------
                                                                 2003        2002        2001
                                                               --------    --------    --------
                                                                         (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
VOBA amortization, net of tax of $0.3
 million,  $0.4 million and $0.6 million. . . . . . . . .         $0.6        $0.7         $1.0

                                                                                   TAX EFFECT    NET EXPENSE
                                                                                   ----------    -----------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,        (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.2            0.4
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.2            0.4
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.2            0.4
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.2            0.4
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.2            0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET
                                          PROTECTION  GATHERING  CONSOLIDATED
                                          ----------  ---------  ------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:                                                    --
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----        ---         -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====        ===         =====

                                                        ASSET
                                          PROTECTION  GATHERING  CONSOLIDATED
                                          ----------  ---------  ------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .     $ 6.0         --         $ 6.0
Amortization and other changes during
 2003:                                                    --
Amortization. . . . . . . . . . . . . .      (0.9)        --          (0.9)
Adjustment to unrealized gains on
 securities available-for-sale. . . . .      (2.8)        --          (2.8)
                                            -----        ---         -----
VOBA balance at December 31, 2003 . . .     $ 2.3         --         $ 2.3
                                            =====        ===         =====

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S of
 John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas (SC), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Investors Growth, MFS Research Series IC, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                       STATEMENT OF ASSETS AND LIABILITIES


                                DECEMBER 31, 2003

                           LARGE                                 EMERGING
                            CAP       FUNDAMENTAL    ACTIVE       MARKETS     FINANCIAL
                           GROWTH       GROWTH        BOND        EQUITY      INDUSTRIES
                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  -----------  -----------  -----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . . $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
  Outside Trust, at
  value . . . . . . . .           --          --            --           --          --
                        ------------  ----------   -----------  -----------    --------
Total Assets. . . . . . $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
NET ASSETS:
Contracts in
 accumulation . . . . . $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ------------  ----------   -----------  -----------    --------
Total net assets. . . . $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
Units outstanding . . .    5,149,639     199,811     3,600,381    1,704,956      53,736
                        ============  ==========   ===========  ===========    ========
Unit value (in
 accumulation). . . . . $      20.50  $     7.26   $     20.33  $     10.74    $  11.29
                        ============  ==========   ===========  ===========    ========

                        INTERNATIONAL     SMALL
                           EQUITY          CAP        HEALTH     OVERSEAS     EARNINGS
                            INDEX        GROWTH      SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  -----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
  Outside Trust, at
  value . . . . . . . .           --            --          --          --            --
                         -----------   -----------  ----------  ----------   -----------
Total Assets. . . . . .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . . .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         -----------   -----------  ----------  ----------   -----------
Total net assets. . . .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
Units outstanding . . .    3,105,455     2,291,067     222,953     563,169     2,917,248
                         ===========   ===========  ==========  ==========   ===========
Unit value (in
 accumulation). . . . .  $     14.37   $     13.54  $    10.30  $    14.74   $     12.30
                         ===========   ===========  ==========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                       LARGE      LARGE CAP
                         MID CAP        CAP         VALUE     FUNDAMENTAL      MONEY
                          VALUE        VALUE         CORE        VALUE         MARKET
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                        ----------  ------------  ----------  -----------   ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . . $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
  Outside Trust, at
  value . . . . . . . .         --            --          --           --             --
                        ----------  ------------  ----------  -----------   ------------
Total Assets. . . . . . $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
NET ASSETS:
Contracts in
 accumulation . . . . . $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ----------  ------------  ----------  -----------   ------------
Total net assets. . . . $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
Units outstanding . . .    572,396     6,515,929     517,429    3,170,458     16,166,195
                        ==========  ============  ==========  ===========   ============
Unit value (in
 accumulation). . . . . $    13.67  $      19.67  $    10.35  $     10.18   $      13.86
                        ==========  ============  ==========  ===========   ============

                         SMALL/MID                  LARGE
                            CAP         BOND         CAP       SMALL/MID     SMALL CAP
                          GROWTH        INDEX      GROWTH B    CAP CORE        VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ----------  -----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
  Outside Trust, at
  value . . . . . . . .          --           --          --           --            --
                        -----------  -----------  ----------  -----------   -----------
Total Assets. . . . . . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . . . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        -----------  -----------  ----------  -----------   -----------
Total net assets. . . . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
Units outstanding . . .   2,167,472    3,959,604     450,211    2,931,984     3,406,357
                        ===========  ===========  ==========  ===========   ===========
Unit value (in
 accumulation). . . . . $     19.83  $     14.20  $     6.72  $     13.90   $     14.94
                        ===========  ===========  ==========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                           REAL                                    TOTAL
                          ESTATE       GROWTH &                    RETURN     SHORT-TERM
                          EQUITY        INCOME       MANAGED        BOND         BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  ------------  ------------  ----------   -----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . . $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
  Outside Trust, at
  value . . . . . . . .          --            --            --          --            --
                        -----------  ------------  ------------  ----------   -----------
Total Assets. . . . . . $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . . . $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        -----------  ------------  ------------  ----------   -----------
Total net assets. . . . $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
Units outstanding . . .   1,034,584     6,073,982     4,069,197     659,225     3,535,438
                        ===========  ============  ============  ==========   ===========
Unit value (in
 accumulation). . . . . $     28.33  $      22.71  $      31.21  $    10.20   $     16.20
                        ===========  ============  ============  ==========   ===========

                         SMALL CAP
                         EMERGING    INTERNATIONAL     EQUITY     HIGH YIELD      GLOBAL
                          GROWTH     OPPORTUNITIES     INDEX         BOND          BOND
                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -------------  ------------  -----------   -----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . . $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
  Outside Trust, at
  value . . . . . . . .          --            --             --           --            --
                        -----------   -----------   ------------  -----------   -----------
Total Assets. . . . . . $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . . . $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        -----------   -----------   ------------  -----------   -----------
Total net assets. . . . $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
Units outstanding . . .   3,223,829     3,589,916     16,779,865    2,316,918     1,308,518
                        ===========   ===========   ============  ===========   ===========
Unit value (in
 accumulation). . . . . $     11.33   $     11.73   $      17.69  $     10.20   $     18.32
                        ===========   ===========   ============  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                           BRANDES       TURNER       FRONTIER       BUSINESS      AIM V.I.
                        INTERNATIONAL     CORE        CAPITAL     OPPORTUNITIES    PREMIER
                           EQUITY        GROWTH     APPRECIATION      VALUE         EQUITY
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -------------  -----------  ------------  -------------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . .           --            --           --            --             --
  Outside Trust, at
  value . . . . . . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         -----------   -----------  -----------    ----------     ----------
Total Assets. . . . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         ===========   ===========  ===========    ==========     ==========
NET ASSETS:
Contracts in
 accumulation . . . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         -----------   -----------  -----------    ----------     ----------
Total net assets. . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         ===========   ===========  ===========    ==========     ==========
Units outstanding . . .    3,927,662     1,783,647    2,323,728       275,273        261,213
                         ===========   ===========  ===========    ==========     ==========
Unit value (in
 accumulation). . . . .  $     19.25   $     17.42  $     24.51    $    10.17     $     9.91
                         ===========   ===========  ===========    ==========     ==========

                         AIM V.I.
                          CAPITAL                                                      JANUS ASPEN
                        DEVELOPMENT  FIDELITY VIP  FIDELITY VIP II   FIDELITY VIP II     GLOBAL
                          SERIES        GROWTH        CONTRAFUND      OVERSEAS (SC)    TECHNOLOGY
                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                        -----------  ------------  ----------------  ---------------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . .        --             --              --               --              --
  Outside Trust, at
  value . . . . . . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         --------    -----------     -----------       ----------      ----------
Total Assets. . . . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         ========    ===========     ===========       ==========      ==========
NET ASSETS:
Contracts in
 accumulation . . . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         --------    -----------     -----------       ----------      ----------
Total net assets. . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         ========    ===========     ===========       ==========      ==========
Units outstanding . . .    35,341        776,980       1,807,728           69,065         416,541
                         ========    ===========     ===========       ==========      ==========
Unit value (in
 accumulation). . . . .  $  10.13    $     14.69     $     14.46       $    15.26      $     3.64
                         ========    ===========     ===========       ==========      ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                          JANUS
                          ASPEN       MFS NEW       MFS         MFS
                        WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                          GROWTH      SERIES       GROWTH    SERIES IC      EQUITY
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  -----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value . .         --           --          --         --          --
  Outside Trust, at
  value . . . . . . . . $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total Assets. . . . . . $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
NET ASSETS:
Contracts in
 accumulation . . . . . $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total net assets. . . . $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
Units outstanding . . .    546,498    1,237,879     276,080     15,403       6,495
                        ==========  ===========  ==========   ========     =======
Unit value (in
 accumulation). . . . . $     5.90  $      9.48  $     8.50   $  14.69     $ 12.43
                        ==========  ===========  ==========   ========     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                             STATEMENT OF OPERATIONS


                                DECEMBER 31, 2003

                                   LARGE                                   EMERGING
                                    CAP        FUNDAMENTAL    ACTIVE       MARKETS      FINANCIAL
                                   GROWTH        GROWTH        BOND         EQUITY     INDUSTRIES
                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                ------------   -----------  -----------   ----------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . .       $    483,479    $     --    $ 3,261,437   $  216,706    $  6,705
                                ------------    --------    -----------   ----------    --------
Total investment
 income . . . . . . . . .            483,479          --      3,261,437      216,706       6,705
Expenses:
 Mortality & expense
  risk. . . . . . . . . .            213,393       2,796        112,318       25,417         898
                                ------------    --------    -----------   ----------    --------
Net investment income
 (loss) . . . . . . . . .            270,086      (2,796)     3,149,119      191,289       5,807
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .        (19,176,158)     44,758        955,602      739,013       7,636
  Distributions
  received from
  realized capital
  gains of the
  underlying portfolio. .            141,182     118,261      1,816,450      634,949       1,083
                                ------------    --------    -----------   ----------    --------
Realized gains
 (losses) . . . . . . . .        (19,034,976)    163,019      2,772,052    1,373,962       8,719
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .         40,182,443     308,423     (1,419,934)   4,389,813      86,713
                                ------------    --------    -----------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . . . .       $ 21,417,553    $468,646    $ 4,501,237   $5,955,064    $101,239
                                ============    ========    ===========   ==========    ========

                               INTERNATIONAL     SMALL
                                  EQUITY          CAP         HEALTH     OVERSEAS     EARNINGS
                                   INDEX        GROWTH       SCIENCES     EQUITY       GROWTH
                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                               -------------  -----------   ----------  ----------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . .      $   949,642    $        --    $  4,732   $  265,114   $    19,824
                               -----------    -----------    --------   ----------   -----------
Total investment
 income . . . . . . . . .          949,642             --       4,732      265,114        19,824
Expenses:
 Mortality & expense
  risk. . . . . . . . . .           74,364         64,816       2,956       17,051        79,577
                               -----------    -----------    --------   ----------   -----------
Net investment income
 (loss) . . . . . . . . .          875,278        (64,816)      1,776      248,063       (59,753)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .       (1,009,356)    (2,147,497)    (13,768)     161,939    (6,263,495)
  Distributions
  received from
  realized capital
  gains of the
  underlying portfolio. .          275,332        429,866      47,556      187,035       561,908
                               -----------    -----------    --------   ----------   -----------
Realized gains
 (losses) . . . . . . . .         (734,024)    (1,717,631)     33,788      348,974    (5,701,587)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .       14,131,864      8,976,914     373,349    1,295,568    13,140,170
                               -----------    -----------    --------   ----------   -----------
Net increase in net
 assets resulting from
 operations . . . . . . .      $14,273,118    $ 7,194,467    $408,913   $1,892,605   $ 7,378,830
                               ===========    ===========    ========   ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                             MID CAP VALUE
                               SUBACCOUNT                     LARGE
                              PERIOD FROM        LARGE         CAP
                             MAY 1, 2003(*)       CAP         VALUE      FUNDAMENTAL      MONEY
                            TO DECEMBER 31,      VALUE         CORE         VALUE         MARKET
                                 2003         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                            ---------------   -----------   ----------   -----------    ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . .       $  9,560      $ 2,016,844   $   56,028   $   422,692    $2,593,780
                                --------      -----------   ----------   -----------    ----------
Total investment
 income . . . . . . . . .          9,560        2,016,844       56,028       422,692     2,593,780
Expenses:
 Mortality & expense
  risk. . . . . . . . . .            477          151,098        4,609        72,701       276,212
                                --------      -----------   ----------   -----------    ----------
Net investment income              9,083        1,865,746       51,419       349,991     2,317,568
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .         31,323       (3,263,559)     (23,957)   (1,429,196)           --
  Distributions
  received from
  realized capital
  gains of the
  underlying portfolio. .        241,277        1,775,383      173,542        31,771            --
                                --------      -----------   ----------   -----------    ----------
Realized gains
 (losses) . . . . . . . .        272,600       (1,488,176)     149,585    (1,397,425)           --
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .        546,210       25,249,562      885,494     8,589,623            --
                                --------      -----------   ----------   -----------    ----------
Net increase in net
 assets resulting from
 operations . . . . . . .       $827,893      $25,627,132   $1,086,498   $ 7,542,189    $2,317,568
                                ========      ===========   ==========   ===========    ==========

                                 SMALL/MID       BOND       LARGE CAP    SMALL/MID     SMALL CAP
                                CAP GROWTH       INDEX       GROWTH B    CAP CORE        VALUE
                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                -----------   -----------   ----------  -----------   ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . .       $        --   $ 2,756,710   $      --   $   136,852   $   252,432
                                -----------   -----------   ---------   -----------   -----------
Total investment
 income . . . . . . . . .                --     2,756,710          --       136,852       252,432
Expenses:
 Mortality & expense
  risk. . . . . . . . . .            56,087        62,844       2,288        35,468        37,379
                                -----------   -----------   ---------   -----------   -----------
Net investment income
 (loss) . . . . . . . . .           (56,087)    2,693,866      (2,288)      101,384       215,053
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .           (65,884)      725,817    (274,135)       79,845       385,489
  Distributions
  received from
  realized capital
  gains of the
  underlying portfolio. .         2,777,295       247,517     392,561     3,351,041     1,904,310
                                -----------   -----------   ---------   -----------   -----------
Realized gains. . . . . .         2,711,411       973,334     118,426     3,430,886     2,289,799
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .        10,132,667    (1,818,040)    515,948     8,521,567     9,889,844
                                -----------   -----------   ---------   -----------   -----------
Net increase in net
 assets resulting from
 operations . . . . . . .       $12,787,991   $ 1,849,160   $ 632,086   $12,053,837   $12,394,696
                                ===========   ===========   =========   ===========   ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                                                      TOTAL RETURN BOND
                                                                          SUBACCOUNT
                                 REAL                                     PERIOD FROM
                                ESTATE      GROWTH &                    MAY 1, 2003(*)     SHORT-TERM
                                EQUITY       INCOME        MANAGED      TO DECEMBER 31,       BOND
                              SUBACCOUNT   SUBACCOUNT    SUBACCOUNT          2003          SUBACCOUNT
                              ----------   ----------    ----------    ------------------  ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $1,223,849  $  1,228,319   $ 3,996,043         $31,073       $1,857,677
                              ----------  ------------   -----------         -------       ----------
Total investment
 income . . . . . . . . . .    1,223,849     1,228,319     3,996,043          31,073        1,857,677
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .       43,911       425,394       559,002             461           76,719
                              ----------  ------------   -----------         -------       ----------
Net investment income          1,179,938       802,925     3,437,041          30,612        1,780,958
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .       10,565   (16,445,257)   (5,363,585)         (2,781)         232,006
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .      819,953       661,563       531,884          27,871               --
                              ----------  ------------   -----------         -------       ----------
Realized gains
 (losses) . . . . . . . . .      830,518   (15,783,694)   (4,831,701)         25,090          232,006
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .    5,994,959    42,194,328    23,017,640          22,417         (744,427)
                              ----------  ------------   -----------         -------       ----------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $8,005,415  $ 27,213,559   $21,622,980         $78,119       $1,268,537
                              ==========  ============   ===========         =======       ==========

                               SMALL CAP
                               EMERGING     INTERNATIONAL     EQUITY      HIGH YIELD     GLOBAL
                                GROWTH      OPPORTUNITIES     INDEX          BOND         BOND
                              SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                              -----------   -------------  ------------   ----------   -----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $    27,497   $   504,912    $  6,195,035   $1,438,291   $1,195,342
                              -----------   -----------    ------------   ----------   ----------
Total investment
 income . . . . . . . . . .        27,497       504,912       6,195,035    1,438,291    1,195,342
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .        53,403        82,452         364,573       37,937       43,067
                              -----------   -----------    ------------   ----------   ----------
Net investment income
 (loss) . . . . . . . . . .       (25,906)      422,460       5,830,462    1,400,354    1,152,275
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .    (1,245,126)     (852,203)    (16,521,389)      28,942      718,554
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .     4,894,125            --       1,411,441       60,598      422,730
                              -----------   -----------    ------------   ----------   ----------
Realized gains
 (losses) . . . . . . . . .     3,648,999      (852,203)    (15,109,948)      89,540    1,141,284
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .     8,251,266    10,673,193      72,853,821    1,664,579      755,398
                              -----------   -----------    ------------   ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $11,874,359   $10,243,450    $ 63,574,335   $3,154,473   $3,048,957
                              ===========   ===========    ============   ==========   ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                   BRANDES       TURNER        FRONTIER      BUSINESS       AIM V.I.
                                INTERNATIONAL     CORE         CAPITAL     OPPORTUNITIES    PREMIER
                                   EQUITY        GROWTH      APPRECIATION      VALUE         EQUITY
                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                -------------  -----------   ------------  -------------   ----------
Investment Income:
 Distributions
  received from the net
  investment income of
  the underlying
  portfolio . . . . . . . .     $   686,914    $    60,806   $        --     $ 16,953      $   7,334
                                -----------    -----------   -----------     --------      ---------
Total investment
 income . . . . . . . . . .         686,914         60,806            --       16,953          7,334
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .          28,692         12,077        19,370          826          4,062
                                -----------    -----------   -----------     --------      ---------
Net investment income
 (loss) . . . . . . . . . .         658,222         48,729       (19,370)      16,127          3,272
Realized gain (loss)
 on investments:
 Realized (losses) on
  sale of portfolio
  shares. . . . . . . . . .      (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio. . .              --             --            --           --             --
                                -----------    -----------   -----------     --------      ---------
Realized (losses) . . . . .      (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .      25,475,792     10,420,662    18,593,925      504,092        763,075
                                -----------    -----------   -----------     --------      ---------
Net increase in net
 assets resulting from
 operations . . . . . . . .     $22,132,824    $ 6,281,416   $15,909,835     $501,230      $ 546,341
                                ===========    ===========   ===========     ========      =========

                                     AIM V.I.                                                        JANUS ASPEN
                                     CAPITAL        FIDELITY VIP II  FIDELITY VIP  FIDELITY VIP II     GLOBAL
                                DEVELOPMENT SERIES    CONTRAFUND        GROWTH      OVERSEAS (SC)    TECHNOLOGY
                                    SUBACCOUNT        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                ------------------  ---------------  ------------  ---------------  -------------
Investment Income:
 Distributions
  received from the net
  investment income of
  the underlying
  portfolio . . . . . . . .          $    --          $   55,294     $   14,576       $    703       $      --
                                     -------          ----------     ----------       --------       ---------
Total investment
 income . . . . . . . . . .               --              55,294         14,576            703              --
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .              147              20,539          8,308          1,303           2,318
                                     -------          ----------     ----------       --------       ---------
Net investment income
 (loss) . . . . . . . . . .             (147)             34,755          6,268           (600)         (2,318)
Realized gain (loss)
 on investments:
 Realized gains (losses)
  on sale of portfolio
  shares. . . . . . . . . .             (740)            (11,434)      (409,481)        98,617        (157,406)
  Distributions received
  from realized capital
  gains of the
  underlying portfolio. . .               --                  --             --             --              --
                                     -------          ----------     ----------       --------       ---------
Realized gains (losses) . .             (740)            (11,434)      (409,481)        98,617        (157,406)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .           57,475           4,479,688      3,033,463        151,169         583,913
                                     -------          ----------     ----------       --------       ---------
Net increase in net
 assets resulting from
 operations . . . . . . . .          $56,588          $4,503,009     $2,630,250       $249,186       $ 424,189
                                     =======          ==========     ==========       ========       =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                              JANUS ASPEN    MFS NEW       MFS         MFS
                               WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH      CSI
                                GROWTH       SERIES       GROWTH    SERIES IC     EQUITY
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                              -----------  ----------   ----------  ----------  ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $  23,822    $       --   $     --     $ 1,778      $   123
                              ---------    ----------   --------     -------      -------
Total investment
 income . . . . . . . . . .      23,822            --         --       1,778          123
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .       4,499         7,939      1,536         478           --
                              ---------    ----------   --------     -------      -------
Net investment income
 (loss) . . . . . . . . . .      19,323        (7,939)    (1,536)      1,300          123
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .    (248,485)     (445,340)    (2,347)     (3,377)       1,528
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .          --            --         --          --          356
                              ---------    ----------   --------     -------      -------
Realized gains
 (losses) . . . . . . . . .    (248,485)     (445,340)    (2,347)     (3,377)       1,884
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .     856,960     3,314,067    206,518      49,117        9,252
                              ---------    ----------   --------     -------      -------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $ 627,798    $2,860,788   $202,635     $47,040      $11,259
                              =========    ==========   ========     =======      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                          LARGE CAP GROWTH            FUNDAMENTAL GROWTH
                                             SUBACCOUNT                   SUBACCOUNT
                                     ---------------------------   --------------------------
                                         2003           2002          2003           2002
                                     ------------   ------------   -----------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .          $    270,086   $     83,397   $    (2,796)   $    (2,293)
 Realized gains
  (losses). . . . . . . . .           (19,034,976)   (28,665,386)      163,019       (125,623)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .            40,182,443     (2,921,044)      308,423       (245,274)
                                     ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .            21,417,553    (31,503,033)      468,646       (373,190)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .            34,288,046     37,876,263     1,606,326      2,165,262
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .           (30,551,344)   (37,675,151)   (2,208,482)    (1,126,213)
                                     ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .             3,736,702        201,112      (602,156)     1,039,049
                                     ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .            25,154,255    (31,301,921)     (133,510)       665,859
Net assets at the
 beginning of the year. . .            80,402,878    111,704,799     1,584,302        918,443
                                     ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . .          $105,557,133   $ 80,402,878   $ 1,450,792    $ 1,584,302
                                     ============   ============   ===========    ===========

                                           ACTIVE BOND             EMERGING MARKETS EQUITY
                                           SUBACCOUNT                    SUBACCOUNT
                                   ---------------------------   ----------------------------
                                       2003           2002           2003            2002
                                   ------------   ------------   ------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .        $  3,149,119   $  3,407,605   $    191,289    $      4,053
 Realized gains . . . . . .           2,772,052        681,395      1,373,962         465,979
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .          (1,419,934)       571,777      4,389,813      (1,366,976)
                                   ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .           4,501,237      4,660,777      5,955,064        (896,944)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .          55,635,739     39,617,023     40,300,271      41,707,506
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .         (58,513,353)   (38,963,331)   (36,386,971)    (38,386,989)
                                   ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .          (2,877,614)       653,692      3,913,300       3,320,517
                                   ------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . . . . .           1,623,623      5,314,469      9,868,364       2,423,573
Net assets at the
 beginning of the year. . .          71,583,878     66,269,409      8,442,791       6,019,218
                                   ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .        $ 73,207,501   $ 71,583,878   $ 18,311,155    $  8,442,791
                                   ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                               FINANCIAL INDUSTRIES     INTERNATIONAL EQUITY INDEX
                                    SUBACCOUNT,                 SUBACCOUNT
                              -----------------------   ----------------------------
                                2003         2002           2003            2002
                              ---------   -----------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $   5,807   $     2,062   $    875,278    $    489,153
 Realized gains
  (losses). . . . . . . . .       8,719       (88,357)      (734,024)     (3,024,346)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      86,713       (20,939)    14,131,864      (2,137,219)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     101,239      (107,234)    14,273,118      (4,672,412)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     732,297     2,052,380     53,194,854      52,080,239
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (478,505)   (1,827,686)   (49,657,614)    (49,462,024)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     244,792       224,694      3,537,240       2,618,215
                              ---------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     346,031       117,460     17,810,358      (2,054,197)
Net assets at the
 beginning of the year. . .     260,548       143,088     26,807,353      28,861,550
                              ---------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .   $ 606,579   $   260,548   $ 44,617,711    $ 26,807,353
                              =========   ===========   ============    ============

                                   SMALL CAP GROWTH              HEALTH SCIENCES
                                      SUBACCOUNT                   SUBACCOUNT
                              ---------------------------   --------------------------
                                  2003           2002          2003           2002
                              ------------   ------------   -----------    -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $    (64,816)  $    (67,628)  $     1,776    $      (121)
 Realized gains
  (losses). . . . . . . . .     (1,717,631)    (7,375,528)       33,788       (247,244)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      8,976,914     (3,121,699)      373,349       (146,395)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      7,194,467    (10,564,855)      408,913       (393,760)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     36,717,076     36,888,883     4,016,274      3,298,777
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (37,620,257)   (38,536,363)   (3,131,327)    (3,442,934)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .       (903,181)    (1,647,480)      884,947       (144,157)
                              ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .      6,291,286    (12,212,335)    1,293,860       (537,917)
Net assets at the
 beginning of the year. . .     24,739,182     36,951,517     1,002,739      1,540,656
                              ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . .   $ 31,030,468   $ 24,739,182   $ 2,296,599    $ 1,002,739
                              ============   ============   ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                    OVERSEAS EQUITY               EARNINGS GROWTH
                                       SUBACCOUNT                   SUBACCOUNT
                               --------------------------   ----------------------------
                                   2003          2002           2003            2002
                               -------------  -----------   -------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .    $    248,063   $    34,981   $    (59,753)   $    (83,648)
 Realized gains
  (losses). . . . . . . . .         348,974      (172,452)    (5,701,587)    (25,770,661)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .       1,295,568       (72,467)    13,140,170      11,561,491
                               ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .       1,892,605      (209,938)     7,378,830     (14,292,818)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .      12,037,606     2,259,080     18,717,634      24,299,152
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .     (10,130,778)   (1,716,808)   (20,794,472)    (23,438,724)
                               ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .       1,906,828       542,272     (2,076,838)        860,428
                               ------------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .       3,799,433       332,334      5,301,992     (13,432,390)
Net assets at the
 beginning of the year. . .       4,503,560     4,171,226     30,566,412      43,998,802
                               ------------   -----------   ------------   -------------
Net assets at the end
 of the year. . . . . . . .    $  8,302,993   $ 4,503,560   $ 35,868,404    $ 30,566,412
                               ============   ===========   ============    ============



                                  MID CAP VALUE            LARGE CAP VALUE
                                SUBACCOUNT PERIOD            SUBACCOUNT
                               FROM MAY 1, 2003(*)   ----------------------------
                               TO DECEMBER 31, 2003      2003            2002
                               --------------------  ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .        $     9,083       $  1,865,746    $  1,216,297
 Realized gains
  (losses). . . . . . . . .            272,600         (1,488,176)       (230,566)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .            546,210         25,249,562     (12,624,257)
                                   -----------       ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .            827,893         25,627,132     (11,638,526)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .         10,915,880        101,763,482      57,052,514
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .         (3,917,076)       (82,592,321)    (44,499,260)
                                   -----------       ------------    ------------
Net increase in net
 assets resulting from
 policy transactions. . . .          6,998,804         19,171,161      12,553,254
                                   -----------       ------------    ------------
Total increase in net
 assets . . . . . . . . . .          7,826,697         44,798,293         914,728
Net assets at the
 beginning of the year. . .                 --         83,400,781      82,486,053
                                   -----------       ------------    ------------
Net assets at the end of
 the year . . . . . . . . .        $ 7,826,697       $128,199,074    $ 83,400,781
                                   ===========       ============    ============

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                 LARGE CAP VALUE CORE           FUNDAMENTAL VALUE
                                      SUBACCOUNT                   SUBACCOUNT
                               -------------------------   ----------------------------
                                  2003          2002           2003            2002
                               ------------  -----------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .    $    51,419   $    33,921   $    349,991    $    380,817
 Realized gains
  (losses). . . . . . . . .        149,585      (204,465)    (1,397,425)     (2,241,603)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .        885,494      (489,473)     8,589,623      (5,879,168)
                               -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      1,086,498      (660,017)     7,542,189      (7,739,954)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .      4,500,988     4,589,142     23,609,822      28,755,601
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .     (3,634,461)   (2,973,259)   (29,754,228)    (32,019,285)
                               -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .        866,527     1,615,883     (6,144,406)     (3,263,684)
                               -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .      1,953,025       955,866      1,397,783     (11,003,638)
Net assets at the
 beginning of the year. . .      3,401,244     2,445,378     30,881,929      41,885,567
                               -----------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .    $ 5,354,269   $ 3,401,244   $ 32,279,712    $ 30,881,929
                               ===========   ===========   ============    ============

                                       MONEY MARKET               SMALL/MID CAP GROWTH
                                        SUBACCOUNT                     SUBACCOUNT
                               -----------------------------   ----------------------------
                                   2003            2002            2003            2002
                               -------------   -------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .    $   2,317,568   $   3,015,486   $    (56,087)   $    (45,236)
 Realized gains
  (losses). . . . . . . . .               --              --      2,711,411        (652,613)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .               --              --     10,132,667      (5,141,752)
                               -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .        2,317,568       3,015,486     12,787,991      (5,839,601)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .      470,866,873     622,926,042     53,573,957      26,500,998
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .     (545,082,074)   (524,941,640)   (45,599,890)    (25,896,023)
                               -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .      (74,215,201)     97,984,402      7,974,067         604,975
                               -------------   -------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .      (71,897,633)    100,999,888     20,762,058      (5,234,626)
Net assets at the
 beginning of the year. . .      295,899,299     194,899,411     22,211,720      27,446,346
                               -------------   -------------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .    $ 224,001,666   $ 295,899,299   $ 42,973,778    $ 22,211,720
                               =============   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                     BOND INDEX              LARGE CAP GROWTH B
                                     SUBACCOUNT                  SUBACCOUNT
                             --------------------------  -------------------------
                                 2003          2002          2003          2002
                             ------------  ------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .  $  2,693,866  $  2,507,741  $     (2,288) $    (3,601)
 Realized gains
  (losses). . . . . . . . .       973,334     1,151,547       118,426     (480,738)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .    (1,818,040)    1,139,417       515,948     (557,545)
                             ------------  ------------  ------------  -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     1,849,160     4,798,705       632,086   (1,041,884)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    99,287,622    80,399,233     3,265,651    4,377,608
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (94,834,398)  (63,484,146)   (2,866,954)  (3,888,337)
                             ------------  ------------  ------------  -----------
Net increase in net
 assets resulting from
 policy transactions. . . .     4,453,224    16,915,087       398,697      489,271
                             ------------  ------------  ------------  -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     6,302,384    21,713,792     1,030,783     (552,613)
Net assets at the
 beginning of the year. . .    49,916,875    28,203,083     1,995,528    2,548,141
                             ------------  ------------  ------------  -----------
Net assets at the end
 of the year. . . . . . . .  $ 56,219,259  $ 49,916,875  $  3,026,311  $ 1,995,528
                             ============  ============  ============  ===========

                                 SMALL/MID CAP CORE            SMALL CAP VALUE
                                     SUBACCOUNT                   SUBACCOUNT
                             --------------------------   ---------------------------
                                 2003           2002          2003           2002
                             ------------  ------------   ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .  $    101,384  $     63,156   $    215,053   $    122,331
 Realized gains
  (losses). . . . . . . . .     3,430,886      (308,323)     2,289,799        635,407
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     8,521,567    (3,202,266)     9,889,844     (2,727,447)
                             ------------  ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .    12,053,837    (3,447,433)    12,394,696     (1,969,709)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    51,293,724    36,033,748     64,341,888     40,409,930
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (41,969,316)  (30,066,959)   (51,449,032)   (25,090,783)
                             ------------  ------------   ------------   ------------
Net increase in net
 assets resulting from
 policy transactions. . . .     9,324,408     5,966,789     12,892,856     15,319,147
                             ------------  ------------   ------------   ------------
Total increase in net
 assets . . . . . . . . . .    21,378,245     2,519,356     25,287,552     13,349,438
Net assets at the
 beginning of the year. . .    19,376,202    16,856,846     25,592,153     12,242,715
                             ------------  ------------   ------------   ------------
Net assets at the end
 of the year. . . . . . . .  $ 40,754,447  $ 19,376,202   $ 50,879,705   $ 25,592,153
                             ============  ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                   REAL ESTATE EQUITY             GROWTH & INCOME
                                       SUBACCOUNT                   SUBACCOUNT
                              ---------------------------   ----------------------------
                                  2003           2002           2003            2002
                              ------------   ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .   $  1,179,938   $  1,384,016   $    802,925    $    470,951
 Realized gains
  (losses). . . . . . . . .        830,518       (148,573)   (15,783,694)    (20,620,173)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      5,994,959     (1,559,197)    42,194,328     (12,527,093)
                              ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      8,005,415       (323,754)    27,213,559     (32,676,315)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     31,833,178     37,290,451     45,145,404      32,448,597
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (35,289,899)   (37,766,610)   (46,006,635)    (29,961,195)
                              ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     (3,456,721)      (476,159)      (861,231)      2,487,402
                              ------------   ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .      4,548,694       (799,913)    26,352,328     (30,188,913)
Net assets at the
 beginning of the year. . .     24,763,040     25,562,953    111,605,295     141,794,208
                              ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .   $ 29,311,734   $ 24,763,040   $137,957,623    $111,605,295
                              ============   ============   ============    ============


                                                                TOTAL RETURN BOND
                                            MANAGED                   SUBACCOUNT
                                          SUBACCOUNT                PERIOD FROM
                                  ---------------------------       MAY 1, 2003(*)
                                      2003           2002        TO DECEMBER 31, 2003
                                  ------------   ------------    --------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income . . . .    $  3,437,041   $  1,632,444        $   30,612
 Realized gains (losses) . . .      (4,831,701)    (5,214,161)           25,090
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . . . .      23,017,640    (14,642,077)           22,417
                                  ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from operations . . . . . . .      21,622,980    (18,223,794)           78,119
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans. . . . . . .      17,009,077     26,991,042         7,477,407
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans . . . . . .     (29,438,305)   (20,990,178)         (833,329)
                                  ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from
 policy transactions . . . . .     (12,429,228)     6,000,864         6,644,078
                                  ------------   ------------        ----------
Total increase (decrease)
 in net assets . . . . . . . .       9,193,752    (12,222,930)        6,722,197
Net assets at the
 beginning of the year . . . .     117,787,335    130,010,265                --
                                  ------------   ------------        ----------
Net assets at the end of
 the year. . . . . . . . . . .    $126,981,087   $117,787,335        $6,722,197
                                  ============   ============        ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                  SHORT-TERM BOND          SMALL CAP EMERGING GROWTH
                                     SUBACCOUNT                   SUBACCOUNT
                             --------------------------   ----------------------------
                                 2003           2002          2003            2002
                             ------------  ------------   ------------    ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .  $  1,780,958  $  1,315,066   $    (25,906)   $    (11,292)
 Realized gains
  (losses). . . . . . . . .       232,006       124,668      3,648,999      (3,197,140)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      (744,427)      336,180      8,251,266      (2,650,422)
                             ------------  ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     1,268,537     1,775,914     11,874,359      (5,858,854)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    54,405,518    47,343,670     34,150,763      32,771,648
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (45,262,489)  (19,861,486)   (26,448,637)    (35,471,871)
                             ------------  ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     9,143,029    27,482,184      7,702,126      (2,700,223)
                             ------------  ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .    10,411,566    29,258,098     19,576,485      (8,559,077)
Net assets at the
 beginning of the year. . .    46,860,085    17,601,987     16,938,336      25,497,413
                             ------------  ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .  $ 57,271,651  $ 46,860,085   $ 36,514,821    $ 16,938,336
                             ============  ============   ============    ============

                             INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                    SUBACCOUNT                     SUBACCOUNT
                             ---------------------------  ---------------------------
                                 2003          2002           2003           2002
                             ------------  -------------  ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .  $    422,460  $    160,245   $  5,830,462   $  2,368,859
 Realized gains
  (losses). . . . . . . . .      (852,203)   (4,374,098)   (15,109,948)   (26,127,393)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .    10,673,193    (3,202,672)    72,853,821    (26,397,068)
                             ------------  ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .    10,243,450    (7,416,525)    63,574,335    (50,155,602)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    45,958,954    69,682,177    131,492,733    140,749,405
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (41,761,717)  (70,825,832)   (94,941,983)   (81,159,243)
                             ------------  ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     4,197,237    (1,143,655)    36,550,750     59,590,162
                             ------------  ------------   ------------   ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .    14,440,687    (8,560,180)   100,125,085      9,434,560
Net assets at the
 beginning of the year. . .    27,666,351    36,226,531    196,772,070    187,337,510
                             ------------  ------------   ------------   ------------
Net assets at the end
 of the year. . . . . . . .  $ 42,107,038  $ 27,666,351   $296,897,155   $196,772,070
                             ============  ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                     HIGH YIELD BOND                  GLOBAL BOND
                                       SUBACCOUNT                     SUBACCOUNT
                             -----------------------------   -----------------------------
                                 2003            2002            2003            2002
                             -------------   -------------   -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  . .  $   1,400,354   $   1,559,443   $   1,152,275   $     554,381
 Realized gains
  (losses). . . . . . . . .         89,540      (1,388,367)      1,141,284         608,464
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      1,664,579        (775,067)        755,398       1,309,345
                             -------------   -------------   -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      3,154,473        (603,991)      3,048,957       2,472,190
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    108,946,619      61,038,950      33,309,394      21,345,134
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (105,994,858)    (53,858,143)    (28,530,267)    (20,374,987)
                             -------------   -------------   -------------   -------------
Net increase in net
 assets resulting from
 policy transactions. . . .      2,951,761       7,180,807       4,779,127         970,147
                             -------------   -------------   -------------   -------------
Total increase in net
 assets . . . . . . . . . .      6,106,234       6,576,816       7,828,084       3,442,337
Net assets at the
 beginning of the year. . .     17,517,358      10,940,542      16,140,039      12,697,702
                             -------------   -------------   -------------   -------------
Net assets at the end
 of the year. . . . . . . .  $  23,623,592   $  17,517,358   $  23,968,123   $  16,140,039
                             =============   =============   =============   =============

                             BRANDES INTERNATIONAL EQUITY          TURNER CORE GROWTH
                                      SUBACCOUNT                       SUBACCOUNT
                             -----------------------------   -----------------------------
                                 2003            2002            2003            2002
                             -------------   -------------   -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . .  $     658,222   $     631,529   $      48,729   $      37,717
 Realized (losses). . . . .     (4,001,190)     (3,005,405)     (4,187,975)     (3,926,299)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     25,475,792      (5,765,305)     10,420,662      (2,303,152)
                             -------------   -------------   -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     22,132,824      (8,139,181)      6,281,416      (6,191,734)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     62,761,778      36,972,167      20,060,733      10,365,878
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (56,890,071)    (29,301,027)    (14,067,510)     (7,264,247)
                             -------------   -------------   -------------   -------------
Net increase in net
 assets resulting from
 policy transactions. . . .      5,871,707       7,671,140       5,993,223       3,101,631
                             -------------   -------------   -------------   -------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     28,004,531        (468,041)     12,274,639      (3,090,103)
Net assets at the
 beginning of the year. . .     47,583,460      48,051,501      18,790,378      21,880,481
                             -------------   -------------   -------------   -------------
Net assets at the end
 of the year. . . . . . . .  $  75,587,991   $  47,583,460   $  31,065,017   $  18,790,378
                             =============   =============   =============   =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                    FRONTIER CAPITAL                    BUSINESS
                                      APPRECIATION                 OPPORTUNITIES VALUE
                                       SUBACCOUNT                      SUBACCOUNT
                             -----------------------------   -------------------------------
                                                                               PERIOD FROM
                                                                              MAY 3, 2002(*)
                                 2003            2002            2003        TO DEC. 31,2002
                             -------------   -------------   ------------    ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .    $     (19,370)  $     (18,241)  $      16,127       $  4,548
 Realized (losses). . . .       (2,664,720)     (4,373,502)        (18,989)        (2,492)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .       18,593,925      (4,993,417)        504,092        (89,852)
                             -------------   -------------   -------------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .       15,909,835      (9,385,160)        501,230        (87,796)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .       37,438,160      22,057,385       3,628,408        880,705
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .      (26,071,820)    (15,648,234)     (2,078,354)       (45,457)
                             -------------   -------------   -------------       --------
Net increase in net
 assets resulting from
 policy transactions. . .       11,366,340       6,409,151       1,550,054        835,248
                             -------------   -------------   -------------       --------
Total increase
 (decrease) in net
 assets . . . . . . . . .       27,276,175      (2,976,009)      2,051,284        747,452
Net assets at the
 beginning of the year. .       29,688,260      32,664,269         747,452             --
                             -------------   -------------   -------------       --------
Net assets at the end
 of the year. . . . . . .    $  56,964,435   $  29,688,260   $   2,798,736       $747,452
                             =============   =============   =============       ========

                                       AIM V.I.                    AIM V.I. CAPITAL
                                    PREMIER EQUITY                DEVELOPMENT SERIES
                                      SUBACCOUNT                      SUBACCOUNT
                             -----------------------------   --------------------------------
                                                                               PERIOD FROM
                                                                             JULY 18, 2002(*)
                                 2003            2002            2003        TO DEC. 31, 2002
                             -------------   -------------   ------------    ----------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .    $       3,272    $      4,811   $        (147)       $    (2)
 Realized gains
  (losses). . . . . . . .         (220,006)       (163,108)           (740)             2
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .          763,075        (743,761)         57,475          2,134
                             -------------    ------------   -------------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .          546,341        (902,058)         56,588          2,134
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .        2,631,649       3,024,700         414,179         85,712
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .       (2,606,886)     (2,684,355)       (200,420)          (168)
                             -------------    ------------   -------------        -------
Net increase in net
 assets resulting from
 policy transactions. . .           24,763         340,345         213,759         85,544
                             -------------    ------------   -------------        -------
Total increase
 (decrease) in net
 assets . . . . . . . . .          571,104        (561,713)        270,347         87,678
Net assets at the
 beginning of the year. .        2,017,240       2,578,953          87,678             --
                             -------------    ------------   -------------        -------
Net assets at the end
 of the year. . . . . . .    $   2,588,344    $  2,017,240   $     358,025        $87,678
                             =============    ============   =============        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                              FIDELITY VIP II CONTRAFUND          FIDELITY VIP GROWTH
                                       SUBACCOUNT                     SUBACCOUNT
                             -----------------------------   -----------------------------
                                 2003            2002            2003            2002
                             -------------   -------------   -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . .    $      34,755   $      33,360   $       6,268   $        (488)
 Realized (losses). . . .          (11,434)       (216,612)       (409,481)       (577,070)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .        4,479,688        (666,116)      3,033,463      (1,412,909)
                             -------------   -------------   -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .        4,503,009        (849,368)      2,630,250      (1,990,467)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .       20,754,776      11,666,620       7,647,310       6,021,543
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .      (12,409,687)     (2,775,791)     (5,002,385)     (2,078,066)
                             -------------   -------------   -------------   -------------
Net increase in net
 assets resulting from
 policy transactions. . .        8,345,089       8,890,829       2,644,925       3,943,477
                             -------------   -------------   -------------   -------------
Total increase in net
 assets . . . . . . . . .       12,848,098       8,041,461       5,275,175       1,953,010
Net assets at the
 beginning of the year. .       13,283,126       5,241,665       6,141,922       4,188,912
                             -------------   -------------   -------------   -------------
Net assets at the end
 of the year. . . . . . .    $  26,131,224   $  13,283,126   $  11,417,097   $   6,141,922
                             =============   =============   =============   =============

                                     FIDELITY VIP II                  JANUS ASPEN
                                       OVERSEAS (SC)               GLOBAL TECHNOLOGY
                                        SUBACCOUNT                    SUBACCOUNT
                             ------------------------------- -----------------------------
                                               PERIOD FROM
                                             JULY 10,2002(*)
                                 2003       TO DEC. 31, 2002     2003            2002
                             -------------  ---------------- -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment (loss). .    $        (600)  $          (5)  $      (2,318)  $      (2,146)
 Realized gains
  (losses). . . . . . . .           98,617            (403)       (157,406)       (902,648)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .          151,169          (2,366)        583,913        (314,041)
                             -------------   -------------   -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .          249,186          (2,774)        424,189      (1,218,835)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .       23,669,738          78,633       3,195,824       2,214,702
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .      (22,929,794)        (11,017)     (2,956,100)     (2,927,474)
                             -------------   -------------   -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .          739,944          67,616         239,724        (712,772)
                             -------------   -------------   -------------   -------------
Total increase
 (decrease) in net
 assets . . . . . . . . .          989,130          64,842         663,913      (1,931,607)
Net assets at the
 beginning of the year. .           64,842              --         853,509       2,785,116
                             -------------   -------------   -------------   -------------
Net assets at the end
 of the year. . . . . . .   $   1,053,972   $      64,842   $   1,517,422   $     853,509
                            =============   =============   =============   =============

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                     JANUS ASPEN              MFS INVESTORS
                                   WORLDWIDE GROWTH              GROWTH
                                      SUBACCOUNT               SUBACCOUNT
                              ------------------------   -----------------------
                                  2003         2002         2003          2002
                              -----------  -----------   ----------     --------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . .   $    19,323  $    12,238   $    (1,536)   $   (423)
 Realized (losses). . . . .      (248,485)    (290,276)       (2,347)    (14,397)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .       856,960     (534,281)      206,518     (64,477)
                              -----------  -----------   -----------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .       627,798     (812,319)      202,635     (79,297)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     2,041,150    2,122,783     1,998,924     493,771
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . .    (2,047,720)    (859,180)     (374,615)    (49,036)
                              -----------  -----------   -----------    --------
Net increase (decrease) in
 net assets resulting from
 policy transactions. . . .        (6,570)   1,263,603     1,624,309     444,735
                              -----------  -----------   -----------    --------
Total increase in net
 assets . . . . . . . . . .       621,228      451,284     1,826,944     365,438
Net assets at the
 beginning of the year. . .     2,605,132    2,153,848       518,651     153,213
                              -----------  -----------   -----------    --------
Net assets at the end of
 the year . . . . . . . . .   $ 3,226,360  $ 2,605,132   $ 2,345,595    $518,651
                              ===========  ===========   ===========    ========

                              MFS NEW DISCOVERY SERIES    MFS RESEARCH SERIES IC
                                     SUBACCOUNT                 SUBACCOUNT
                              ------------------------   -----------------------
                                  2003         2002         2003          2002
                              -----------  -----------   -----------    --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $    (7,939) $    (7,393)  $     1,300    $    275
 Realized (losses). . . . .      (445,340)    (679,836)       (3,377)     (2,909)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     3,314,067   (1,914,660)       49,117     (41,286)
                              -----------  -----------   -----------    --------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . .     2,860,788   (2,601,889)       47,040     (43,920)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     8,878,337    4,118,421       549,448     201,920
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . .    (5,320,643)  (5,001,516)     (596,149)    (13,762)
                              -----------  -----------   -----------    --------
Net increase (decrease)
 in net assets resulting
 from
 policy transactions. . . .     3,557,694     (883,095)      (46,701)    188,158
                              -----------  -----------   -----------    --------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     6,418,482   (3,484,984)          339     144,238
Net assets at the
 beginning of the year. . .     5,311,332    8,796,316       225,905      81,667
                              -----------  -----------   -----------    --------
Net assets at the end of
 the year . . . . . . . . .   $11,729,814  $ 5,311,332   $   226,244    $225,905
                              ===========  ===========   ===========    ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                         CSI EQUITY
                                                         SUBACCOUNT
                                                 ------------------------------
                                                                PERIOD FROM
                                                             SEPT. 16, 2002(*)
                                                   2003      TO DEC. 31, 2002
                                                 ---------  -------------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . .   $    123        $    --
 Realized gains. . . . . . . . . . . . . . . .      1,884             13
 Change in unrealized appreciation
  (depreciation)
  during the year. . . . . . . . . . . . . . .      9,252           (193)
                                                 --------        -------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .     11,259           (180)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . .     60,837         31,930
 Transfers to policyholders for benefits,
  terminations
  and policy loans . . . . . . . . . . . . . .    (18,707)        (4,381)
                                                 --------        -------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . . .     42,130         27,549
                                                 --------        -------
Total increase in net assets . . . . . . . . .     53,389         27,369
Net assets at the beginning of the year. . . .     27,369             --
                                                   -----         -------
Net assets at the end of the year. . . . . . .   $ 80,758        $27,369
                                                 ========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                          NOTES TO FINANCIAL STATEMENTS


                                DECEMBER 31, 2003


1.  ORGANIZATION

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Majestic Variable Master Plan Plus, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Medallion Executive Variable Life, Medallion Executive Variable Life Edge, Variable Master Plan Plus, Variable Estate Protection, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other outside investment trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity SC, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series IC, and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/ or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3.  TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                                     SHARES OWNED      COST          VALUE
----------                                                                     ------------  ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,562,849   $123,386,538   $105,557,133
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       203,406      1,447,205      1,450,792
Active Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,593,986     73,377,460     73,207,501
Emerging Markets Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .     2,056,419     14,484,922     18,311,155
Financial Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42,219        529,880        606,579
International Equity Index . . . . . . . . . . . . . . . . . . . . . . . . .     3,228,624     35,857,641     44,617,711
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,982,856     28,146,946     31,030,468
Health Sciences. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       227,966      2,074,579      2,296,599
Overseas Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       796,585      7,333,197      8,302,993
Earnings Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,391,624     35,982,460     35,868,404
Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       592,656      7,280,487      7,826,697
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8,864,272    115,045,771    128,199,074
Large Cap Value CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . .       548,743      4,955,914      5,354,269
Fundamental Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,929,075     29,178,624     32,279,712
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   224,001,665    224,001,666    224,001,666
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,851,671     36,503,395     42,973,778
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,548,108     56,865,502     56,219,259
Large Cap Growth B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       475,957      2,973,878      3,026,311
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,712,781     35,038,705     40,754,447
Small Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,073,285     42,767,253     50,879,705
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,807,344     25,293,558     29,311,734
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12,215,767    176,476,003    137,957,623
Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,923,135    137,335,184    126,981,087
Total Return Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       669,872      6,699,780      6,722,197
Short-Term Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,650,953     57,698,492     57,271,651
Small Cap Emerging Growth. . . . . . . . . . . . . . . . . . . . . . . . . .     4,506,157     33,166,484     36,514,821
International Opportunities. . . . . . . . . . . . . . . . . . . . . . . . .     4,274,291     37,549,357     42,107,038
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20,931,570    285,999,687    296,897,155
High Yield Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,680,652     23,035,477     23,623,592
Global Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,002,724     22,478,000     23,968,123
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . .     5,191,483     62,496,043     75,587,991
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,355,195     29,022,508     31,065,017
Frontier Capital Appreciation. . . . . . . . . . . . . . . . . . . . . . . .     2,888,663     45,850,179     56,964,435
Business Opportunities Value . . . . . . . . . . . . . . . . . . . . . . . .       277,377      2,384,496      2,798,736
AIM V.I. Premier Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       127,946      2,479,315      2,588,344

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                               SHARES OWNED     COST          VALUE
----------                               ------------  -----------  -------------
AIM V.I. Capital Development Series. .       28,325    $   298,416   $   358,025
Fidelity VIP Growth. . . . . . . . . .      369,246      9,961,387    11,417,097
Fidelity VIP II Contrafund . . . . . .    1,133,184     22,293,233    26,131,224
Fidelity VIP II Overseas (SC). . . . .       67,867        905,169     1,053,972
Janus Aspen Global Technology. . . . .      429,865      1,342,080     1,517,422
Janus Aspen Worldwide Growth . . . . .      125,539      3,038,100     3,226,360
MFS New Discovery Series . . . . . . .      840,245     10,213,289    11,729,814
MFS Investors Growth . . . . . . . . .      269,299      2,204,145     2,345,595
MFS Research Series IC . . . . . . . .       16,947        215,430       226,244
CSI Equity . . . . . . . . . . . . . .        6,534         71,699        80,758

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                            PURCHASES        SALES
----------                                           ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . .     $ 26,303,950   $ 22,155,980
Fundamental Growth . . . . . . . . . . . . . . .        1,284,669      1,771,361
Active Bond. . . . . . . . . . . . . . . . . . .       41,348,640     39,260,684
Emerging Markets Equity. . . . . . . . . . . . .       27,267,965     22,528,427
Financial Industries . . . . . . . . . . . . . .        1,030,754        485,210
International Equity Index . . . . . . . . . . .       45,309,483     40,621,632
Small Cap Growth . . . . . . . . . . . . . . . .       26,561,618     27,099,749
Health Sciences. . . . . . . . . . . . . . . . .        2,711,046      1,776,767
Overseas Equity. . . . . . . . . . . . . . . . .        9,158,117      6,816,191
Earnings Growth. . . . . . . . . . . . . . . . .       14,806,738     16,381,422
Mid Cap Value. . . . . . . . . . . . . . . . . .        9,489,088      2,239,924
Large Cap Value. . . . . . . . . . . . . . . . .       67,043,041     44,230,751
Large Cap Value CORE . . . . . . . . . . . . . .        4,126,510      3,035,021
Fundamental Value. . . . . . . . . . . . . . . .       15,815,562     21,578,207
Money Market . . . . . . . . . . . . . . . . . .      332,859,831    404,757,465
Small/Mid Cap Growth . . . . . . . . . . . . . .       38,497,650     27,802,375
Bond Index . . . . . . . . . . . . . . . . . . .       55,456,953     48,062,346
Large Cap Growth B . . . . . . . . . . . . . . .        2,584,759      1,795,789
Small/Mid Cap CORE . . . . . . . . . . . . . . .       33,889,967     21,113,134
Small Cap Value. . . . . . . . . . . . . . . . .       33,574,818     18,562,599
Real Estate Equity . . . . . . . . . . . . . . .       20,022,931     21,479,761
Growth & Income. . . . . . . . . . . . . . . . .       31,679,671     31,076,413

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                            PURCHASES       SALES
----------                                           -----------  -------------
Managed. . . . . . . . . . . . . . . . . . . . . .   $18,487,570   $26,947,873
Total Return Bond. . . . . . . . . . . . . . . . .     7,298,273       595,712
Short-Term Bond. . . . . . . . . . . . . . . . . .    36,782,754    25,858,768
Small Cap Emerging Growth. . . . . . . . . . . . .    31,527,170    18,956,824
International Opportunities. . . . . . . . . . . .    39,601,071    34,981,374
Equity Index . . . . . . . . . . . . . . . . . . .    87,892,331    44,099,678
High Yield Bond. . . . . . . . . . . . . . . . . .    45,590,270    41,177,556
Global Bond. . . . . . . . . . . . . . . . . . . .    23,416,481    17,062,348
Brandes International Equity . . . . . . . . . . .    21,376,671    14,846,743
Turner Core Growth . . . . . . . . . . . . . . . .    12,983,400     6,941,448
Frontier Capital Appreciation. . . . . . . . . . .    22,480,220    11,133,250
Business Opportunities Value . . . . . . . . . . .     1,881,683       315,503
AIM V.I. Premier Equity. . . . . . . . . . . . . .     1,943,704     1,915,668
AIM V.I. Capital Development Series. . . . . . . .       384,944       171,331
Fidelity VIP II Contrafund . . . . . . . . . . . .    15,241,761     6,861,916
Fidelity VIP Growth. . . . . . . . . . . . . . . .     5,918,298     3,267,104
Fidelity VIP II Overseas (SC). . . . . . . . . . .    19,878,341    19,138,997
Janus Aspen Worldwide Growth . . . . . . . . . . .     1,805,191     1,792,437
Janus Aspen Global Technology. . . . . . . . . . .     2,792,596     2,555,190
MFS Investors Growth . . . . . . . . . . . . . . .     1,837,157       214,383
MFS New Discovery Series . . . . . . . . . . . . .     7,870,075     4,320,321
MFS Research Series IC . . . . . . . . . . . . . .       540,487       585,888
CSI Equity . . . . . . . . . . . . . . . . . . . .        59,405        16,796

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES

A summary of unit values and Units outstanding for the Variable Life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                      FOR THE YEARS AND PERIODS ENDED
                                                 AT DECEMBER 31,                                 DECEMBER 31,
                                       -----------------------------------  ------------------------------------------------------
                                                     UNIT                       EXPENSES       INVESTMENT            TOTAL
                                       UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
        SUBACCOUNT                     (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------------             ------  -----------------  --------  -----------------  -----------  ----------------------
Large Cap Growth. . . . . . .    2003  5,150   $50.04 to $20.47   $105,557    0.625% to 0%        0.52%         25.62% to 24.83%
                                 2002  4,989    41.17 to 11.11      80,403     0.625 to 0         0.33         (25.40) to (25.85)
                                 2001  5,041    55.19 to 14.90     111,705    0.625 to 0.05       0.25        (17.54)  to (18.24)

Fundamental Growth. . . . . .    2003    200     9.33 to 6.29        1,451      0.625 to 0        --/a/          31.76 to 30.94
                                 2002    321     7.32 to 4.36        1,584     0.625 to 0         --/a/        (27.94) to (28.43)
                                 2001    124     10.16 to 6.14         918    0.625 to 0.05       --/a/         1.60 to (32.67)

Active Bond . . . . . . . . .    2003  3,600    38.32 to 18.24      73,208      0.625 to 0        4.40            6.48 to 5.81
                                 2002  3,869    35.78 to 14.75      71,584     0.625 to 0         5.12            6.62 to 5.97
                                 2001  3,557    33.56 to 13.84      66,269    0.625 to 0.05       7.43          235.60 to 6.80/c/

Emerging Markets Equity . . .    2003  1,705    10.91 to 10.53      18,311      0.625 to 0        1.80           56.90 to 55.95
                                 2002  1,232     7.07 to 6.87        8,443     0.625 to 0         0.29          (5.23) to (5.76)
                                 2001    818     7.46 to 7.29        6,019    0.625 to 0.05       0.34          (4.20) to (25.40)/c/

Financial Industries. . . . .    2003     54     15.87 to 9.11         607      0.625 to 0        0.91           26.03 to 25.25
                                 2002     30     13.00 to 7.51         261     0.625 to 0         1.57         (16.83) to (17.38)
                                 2001     14     15.63 to 9.09         143    0.625 to 0.05       1.60/c/       56.30 to (9.10)/c/

International Equity Index. .    2003  3,105    23.06 to 13.55      44,618      0.625 to 0        2.62           41.99 to 41.11
                                 2002  2,510     16.51 to 8.51      26,807     0.625 to 0         1.91         (13.75) to (14.31)
                                 2001  2,265     19.15 to 9.87      28,862    0.625 to 0.05       2.11        91.50 to (20.79)/c/

Small Cap Growth. . . . . . .    2003  2,291    13.64 to 13.00      31,030      0.625 to 0        --/a/          27.88 to 27.09
                                 2002  2,332    12.04 to 10.48      24,739      0.6 to 0          --/a/        (28.39) to (28.83)
                                 2001  2,437    16.83 to 14.70      36,952    0.625 to 0.05       --/a/         52.30 to (13.09)/c/

Health Sciences . . . . . . .    2003    223    10.35 to 10.17       2,297      0.625 to 0        0.29           31.74 to 30.92
                                 2002    128     8.01 to 7.93        1,003      0.6 to 0          0.14         (18.35) to (18.92)
                                 2001    157      9.81 to 9.77       1,541    0.625 to 0.05       --/a/       (1.90) to (2.30)/c/

Overseas Equity . . . . . . .    2003    563    15.14 to 14.43       8,303      0.625 to 0        4.88           39.85 to 38.98
                                 2002    430    10.94 to 10.29       4,504     0.625 to 0         1.23          (5.32) to (5.92)
                                 2001    371    11.56 to 10.88       4,171    0.625 to 0.05       1.61          (6.40) to (7.01)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                         FOR THE YEARS AND PERIODS ENDED
                                    AT DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------  -----------------------------------------------------
                                           UNIT                       EXPENSES       INVESTMENT            TOTAL
                              UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
   SUBACCOUNT                 (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-----------------            ------  -----------------  --------  -----------------  -----------  ---------------------
Earnings Growth. . .   2003   2,917  $12.42 to $11.84   $ 35,868     0.625% to 0%       0.06%         24.81% to 24.03%
                       2002   3,094    11.21 to 9.87      30,566     0.625 to 0         --/a/       (30.05) to (30.51)
                       2001   3,002   16.04 to 14.20      43,999    0.625 to 0.05       --/a/       47.10 to (37.33)/c/

Mid Cap Value. . . .   2003     572   13.68 to 13.62       7,827      0.625 to 0        0.28/c/      25.58 to 12.77/c/

Large Cap Value. . .   2003   6,516   20.58 to 19.62     128,199      0.625 to 0        1.94          25.50 to 24.73
                       2002   5,310    16.88 to 14.18     83,401      0.625 to 0        1.67        (10.69) to (11.24)
                       2001   4,594   18.90 to 15.58      82,486    0.625 to 0.05       1.83         89.00 to 0.61/c/

Large Cap Value
 CORE. . . . . . . .   2003     517    10.93 to 9.98       5,354      0.625 to 0        1.38          28.85 to 28.06
                       2002     423    8.73 to 8.03        3,401       0.6 to 0         1.23        (15.80) to (16.27)
                       2001     251    10.37 to 9.59       2,445    0.625 to 0.05       0.52/c/      3.70 to (4.10)/c/

Fundamental Value. .   2003   3,170    11.74 to 9.86      32,280      0.625 to 0        1.42          28.71 to 27.91
                       2002   3,885    9.41 to 7.95       30,882      0.625 to 0        1.25        (14.84) to (15.43)
                       2001   4,362    11.05 to 9.40      41,886    0.625 to 0.05       0.15/c/     10.50 to (6.00)/c/

Money Market . . . .   2003  16,166   14.80 to 14.44     224,002      0.625 to 0        0.95           0.95 to 0.33
                       2002  21,563   14.66 to 12.74     295,899      0.625 to 0        1.41           1.52 to 0.84
                       2001  14,320   19.75 to 12.56     194,899    0.625 to 0.05       4.52          44.40 to 3.26/c/

Small/Mid Cap
 Growth. . . . . . .   2003   2,167   26.65 to 25.09      42,974      0.625 to 0        --/a/         46.87 to 45.96
                       2002   1,448   18.66 to 11.45      22,212      0.625 to 0        --/a/       (18.87) to (19.38)
                       2001   1,541   23.00 to 14.13      27,446    0.625 to 0.05       --/a/          2.78 to 2.14

Bond Index . . . . .   2003   3,960   14.33 to 13.84      56,219      0.625 to 0        4.70           3.60 to 2.96
                       2002   3,637   13.73 to 13.34      49,917      0.625 to 0        5.50           9.14 to 8.46
                       2001   2,263   12.58 to 12.30      28,203    0.625 to 0.05       6.79          25.80 to 7.05/c/

Large Cap
 Growth B. . . . . .   2003     450    7.53 to 6.16        3,026      0.625 to 0        --/a/         31.72 to 30.91
                       2002     403    5.93 to 4.72        1,996      0.625 to 0        --/a/       (28.76) to (29.24)
                       2001     369    8.33 to 6.67        2,548    0.625 to 0.05       --/a/      (14.65) to (16.70)/c/

Small/Mid Cap
 CORE. . . . . . . .   2003   2,932   14.08 to 13.59      40,754      0.625 to 0        0.47          45.15 to 44.24
                       2002   2,018    9.93 to 9.64       19,376      0.625 to 0        0.51        (13.16) to (17.96)
                       2001   1,488   11.75 to 11.19      16,857    0.625 to 0.05       0.48         14.40 to 0.35/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                           FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                 DECEMBER 31,
                                 -----------------------------------  ------------------------------------------------------
                                               UNIT                       EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
    SUBACCOUNT                   (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-------------------              ------  -----------------  --------  -----------------  -----------  ----------------------
Small Cap Value. . . .     2003   3,406  $21.68 to $13.32   $ 50,880     0.625% to 0%       0.70%         37.97% to 37.11%
                           2002   2,446    16.06 to 9.92      25,592      0.625 to 0        0.71          (4.35) to (4.98)
                           2001   1,125   16.79 to 10.44      12,243    0.625 to 0.05      1.03/c/        67.90 to 4.40/c/

Real Estate Equity . .     2003   1,035   44.99 to 27.27      29,312      0.625 to 0        4.80           36.90 to 36.05
                           2002   1,174   33.08 to 13.55      24,763      0.625 to 0        4.64            2.01 to 1.36
                           2001   1,239   32.43 to 13.29      25,563    0.625 to 0.05       5.34          224.30 to 5.07/c/

Growth & Income. . . .     2003   6,074   57.94 to 21.43     137,958      0.625 to 0        1.00           24.35 to 23.57
                           2002   6,132   48.11 to 11.24     111,605      0.625 to 0        0.74         (19.62) to (20.16)
                           2001   6,069   59.88 to 13.99     141,794    0.625 to 0.05       0.64         (15.45) to (16.00)

Managed. . . . . . . .     2003   4,069   47.03 to 20.44     126,981      0.625 to 0        3.16           19.00 to 18.26
                           2002   4,653   40.28 to 13.15     117,787      0.625 to 0        1.79         (11.57) to (12.13)
                           2001   4,490   45.55 to 14.88     130,010    0.625 to 0.05       2.69          (2.84) to (3.47)

Total Return Bond. . .     2003     659   10.20 to 10.16       6,722      0.625 to 0       0.96/c/       2.29 to (0.06)/c/

Short-Term Bond. . . .     2003   3,535   17.03 to 16.03      57,272      0.625 to 0        3.66            2.76 to 2.12
                           2002   2,991   16.54 to 14.01      46,860     0.625 to 0         4.44            5.48 to 4.81
                           2001   1,192   15.68 to 13.29      17,602    0.625 to 0.05       6.60           56.80 to 7.40/c/
Small Cap Emerging
 Growth. . . . . . . .     2003   3,224   11.79 to 11.24      36,515      0.625 to 0        0.10           48.82 to 47.90
                           2002   2,199    8.12 to 7.57       16,938     0.625 to 0         0.17         (26.45) to (26.90)
                           2001   2,371   11.04 to 10.30      25,497    0.625 to 0.05       0.07          10.40 to (4.40)/c/

International
 Opportunities . . . .     2003   3,590   12.10 to 11.53      42,107      0.625 to 0        1.54           32.36 to 31.54
                           2002   3,121    9.28 to 8.73       27,666     0.625 to 0         0.71         (16.94) to (17.52)
                           2001   3,321   11.18 to 10.79      36,227    0.625 to 0.05       1.01         (20.88) to (21.41)

Equity Index . . . . .     2003  16,780   18.82 to 17.94     296,897      0.625 to 0        2.55           28.42 to 27.63
                           2002  14,262   15.15 to 12.69     196,772      0.6 to 0          1.40         (19.71) to (20.23)
                           2001  10,568   18.87 to 15.82     187,338    0.625 to 0.05       1.51          88.70 to (12.54)/c/

High Yield Bond. . . .     2003   2,317    10.34 to 9.98      23,624      0.625 to 0        6.81           16.50 to 15.78
                           2002   1,997    8.87 to 8.62       17,517     0.625 to 0        10.61          (4.52) to (5.07)
                           2001   1,191    9.29 to 9.08       10,941    0.625 to 0.05      10.95         2.09 to (7.10)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                             FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                 DECEMBER 31,
                                  ----------------------------------  ------------------------------------------------------
                                                UNIT                      EXPENSES       INVESTMENT            TOTAL
                                  UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
      SUBACCOUNT                  (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
----------------------            ------  -----------------  -------  -----------------  -----------  ----------------------
Global Bond . . . . . . .   2003  1,309   $18.89 to $18.01   $23,968     0.625% to 0%       5.74%         15.90% to 15.18%
                            2002  1,023    16.08 to 14.92     16,140     0.625 to 0         3.75           17.26 to 16.54
                            2001    948    13.72 to 12.73     12,698    0.625 to 0.05       7.05         37.20 to (2.07)/c/

Brandes International
 Equity . . . . . . . . .   2003  3,928    19.80 to 18.84     75,588      0.625 to 0        1.26           47.42 to 46.51
                            2002  3,638    13.88 to 12.99     47,583     0 to 0.625         1.34         (13.68) to (14.27)
                            2001  3,104    16.10 to 15.28     48,052    0.625 to 0.05       1.88          58.60 to (13.30)/c/

Turner Core Growth. . . .   2003  1,784    19.47 to 18.52     31,065      0.625 to 0        0.29           34.59 to 33.74
                            2002  1,432    15.01 to 12.71     18,790     0.625 to 0         0.25         (23.76) to (24.25)
                            2001  1,231    19.69 to 16.67     21,880    0.625 to 0.05       0.15          96.90 to (24.06)/c/

Frontier Capital
 Appreciation . . . . . .   2003  2,324    27.82 to 27.55     56,964      0.625 to 0        --/a/          55.89 to 54.92
                            2002  1,862    18.93 to 15.17     29,688     0.625 to 0         --/a/        (23.23) to (23.72)
                            2001  1,548     24.69 to 19.76    32,664    0.625 to 0.05       --/a/         (0.99) to (1.60)

Business Opportunities
 Value. . . . . . . . . .   2003    275    10.18 to 10.07      2,799      0.625 to 0        1.02           18.73 to 18.15
                            2002     95         8.06             747        0.05            1.29/c/          (19.08)/c/

AIM V.I.
 Premier Equity . . . . .   2003    261     25.93 to 6.31      2,588      0.625 to 0        0.33           25.08 to 24.30
                            2002    249     21.43 to 5.07      2,017     0.625 to 0         0.36         (26.33) to (31.21)
                            2001    251     29.72 to 7.08      2,579    0.625 to 0.05       0.15         (12.56) to (15.30)

AIM V.I. Capital
 Development
 Series . . . . . . . . .   2003     35    10.15 to 10.04        358      0.625 to 0        --/a/          35.05 to 34.21
                            2002     12         7.69              88          0             --/a/            (1.79)/c/

Fidelity VIP II
 Contrafund . . . . . . .   2003  1,808     32.22 to 9.64     26,131      0.625 to 0        0.32           28.35 to 27.56
                            2002  1,418     25.59 to 7.53     13,283      0.625 to 0        0.53         (39.15) to (39.67)
                            2001    512     27.72 to 8.20      5,242    0.625 to 0.05       0.22         (12.36) to (12.97)

Fidelity VIP Growth . . .   2003    777     65.87 to 6.73     11,417      0.625 to 0        0.16           32.78 to 31.94
                            2002    613     51.31 to 5.07      6,142      0.625 to 0        0.10         (27.77) to (28.29)
                            2001    266     71.07 to 7.07      4,189    0.625 to 0.05       --/a/      610.70 to (18.22)/c/


                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                               FOR THE YEARS AND PERIODS ENDED
                                              AT DECEMBER 31,                               DECEMBER 31,
                                     ----------------------------------  ---------------------------------------------------
                                                   UNIT                      EXPENSES      INVESTMENT         TOTAL
                                     UNITS       FAIR VALUE     ASSETS        RATIO*         INCOME           RETURN***
       SUBACCOUNT                    (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST   RATIO**      HIGHEST TO LOWEST
-------------------------            ------  -----------------  -------  -----------------  ---------  ---------------------
Fidelity VIP II Overseas
 (SC). . . . . . . . . . . .   2003     69   $27.63 to $11.14   $ 1,054     0.625% to 0%      0.17%       43.21% to 42.31%
                               2002      6     19.65 to 8.00         65      0.05 to 0        --/a/       (2.53) to (14.86)/c/

Janus Aspen Worldwide
 Growth. . . . . . . . . . .   2003    546     5.94 to 5.81       3,226      0.625 to 0       0.85         23.67 to 22.92
                               2002    545     4.90 to 4.82       2,605     0.625 to 0        0.66       (24.15) to (24.69)
                               2001    335     6.46 to 6.40       2,154    0.625 to 0.05      0.40       (22.63) to (23.05)

Janus Aspen Global
 Technology. . . . . . . . .   2003    417     3.67 to 3.59       1,517      0.625 to 0       --/a/        46.46 to 45.54
                               2002    342     2.58 to 2.54         854     0.625 to 0        --/a/      (39.15) to (39.67)
                               2001    658     4.24 to 4.20       2,785    0.625 to 0.05      1.15       (37.37) to (57.60)/c/

MFS Investors
 Growth. . . . . . . . . . .   2003    276      8.88 to 7.68      2,346      0.625 to 0       --/a/        23.02 to 22.25
                               2002     79     7.45 to 6.47         519     0.625 to 0        --/a/      (25.28) to (25.80)
                               2001     17      9.97 to 8.72        153    0.625 to 0.05      --/a/       (0.30) to (12.80)/c/

MFS New Discovery Series . .   2003  1,238     15.08 to 8.53     11,730      0.625 to 0       --/a/        33.72 to 32.88
                               2002    745     11.49 to 6.27      5,311     0.625 to 0        --/a/       (30.32) to (30.79)

MFS Research
 Series IC . . . . . . . . .   2003     15     17.57 to 7.98        226      0.625 to 0       0.70         24.71 to 23.92
                               2002     23     14.49 to 6.62        226     0.625 to 0        0.25       (22.39) to (22.93)
                               2001      5     18.67 to 8.59         82    0.625 to 0.05      ---/a/      86.70 to (14.10)/c/

CSI Equity . . . . . . . . .   2003      6       12.43/b/            81          0            0.23            25.22/b/
                               2002      3         9.93              27          0            --/a/           (0.70)/c/

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a    Portfolio distributed no dividends during the period.

b    For the year ended December 31, 2003, the Subaccount had one share class.

c    Inception date of Subaccount operations are as follows:


SUBACCOUNT                                  2003          2002           2001
----------                               -----------  -------------  -----------
Health Sciences . . . . . . . . . . . .                                 June 4
Large Cap Value CORE. . . . . . . . . .                                 May 11
Fundamental Value . . . . . . . . . . .                                  May 2
Small Cap Value . . . . . . . . . . . .                                 May 15
MFS Investors Growth. . . . . . . . . .                                 June 15
MFS Research Series IC. . . . . . . . .                                August 23
AIM V.I. Capital Development Series . .                  July 18
CSI Equity. . . . . . . . . . . . . . .                 September 16
Fidelity VIP II Overseas. . . . . . . .                  July 10
Business Opportunities Value. . . . . .                   May 3
Mid Cap Value . . . . . . . . . . . . .    May 15
Total Return Bond . . . . . . . . . . .    May 27

     In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                  EXPRESS DELIVERY            MAIL DELIVERY
                  ----------------            -------------
               529 Main Street (X-4)           P.O. Box 111
               Charlestown, MA 02129         Boston, MA 02117

                       PHONE:                      FAX:
                       ------                      ----
                   1-800-521-1234             1-617-572-6956














     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-7782

                          Prospectus dated May 1, 2004

                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

--------------------------------------------------------------------------------
                     MAJESTIC VARIABLE ESTATE PROTECTION 98
--------------------------------------------------------------------------------

a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

--------------------------------------------------------------------------------
Variable Investment Option:            Underlying Fund Managed By:
---------------------------            ---------------------------
Equity Options:
   Equity Index ....................   SSgA Funds Management, Inc.
   Large Cap Value .................   T. Rowe Price Associates, Inc.
   Large Cap Growth ................   Independence Investment LLC
   Earnings Growth .................   Fidelity Management & Research Company
   Growth & Income .................   Independence Investment LLC and T. Rowe
                                        Price Associates, Inc.
   Fundamental Value ...............   Wellington Management Company, LLP
   Mid Cap Value B .................   T. Rowe Price Associates, Inc.
   Mid Cap Growth ..................   Wellington Management Company, LLP
   Small Cap Value .................   T. Rowe Price Associates, Inc. and
                                        Wellington Management Company, LLP
   Small Cap Emerging Growth .......   Wellington Management Company, LLP
   AIM V.I. Capital Development ....   A I M Advisors, Inc.
   Fidelity VIP Contrafund/(R)/ ....   Fidelity Management & Research Company
   MFS Investors Growth Stock ......   MFS Investment Management/(R)/
   International Equity Index ......   SSgA Funds Management, Inc.
   Overseas Equity B ...............   Capital Guardian Trust Company
   Fidelity VIP Overseas ...........   Fidelity Management & Research Company
   Real Estate Equity ..............   RREEF America LLC and Van Kampen
                                        (a registered trade name of Morgan
                                        Stanley Investment Management Inc.)
   Health Sciences .................   Wellington Management Company, LLP
   Financial Industries ............   John Hancock Advisers, LLC
   Brandes International Equity ....   Brandes Investment Partners, L.P.
   Business Opportunity Value ......   Iridian Asset Management LLC
   Frontier Capital Appreciation ...   Frontier Capital Management Company, LLC
   Turner Core Growth ..............   Turner Investment Partners, Inc.
Balanced Option:
   Managed .........................   Independence Investment LLC and Capital
                                       Guardian Trust Company
Bond & Money Market Options:
   Short-Term Bond .................   Independence Investment LLC
   Bond Index ......................   Standish Mellon Asset Management
                                        Company LLC
   Active Bond .....................   John Hancock Advisers, LLC, Pacific
                                        Investment Management Company LLC and
                                        Declaration Management & Research
                                        Company
   Total Return Bond ...............   Pacific Investment Management Company LLC
   High Yield Bond .................   Wellington Management Company, LLP
   Global Bond .....................   Capital Guardian Trust Company
   Money Market ....................   Wellington Management Company, LLP
--------------------------------------------------------------------------------

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.

     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 35.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS

The Nature of the Policy

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges . We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of Policy Benefits

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount .

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .  the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .  minus all charges we deduct, and

     .  minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 24.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time . Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of Policy Risks

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the po licy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, we cannot assess a charge that is greater than the single charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

--------------------------------------------------------------------------------
                                Transaction Fees
--------------------------------------------------------------------------------
       Charge          When Charge is Deducted          Amount Deducted
--------------------------------------------------------------------------------
Maximum Sales Charge   Upon payment of premium   30% of Target Premiums paid
                                                 in policy year 1
                                                 15% of Target Premiums paid
                                                 in policy years 2-5
                                                 10% of Target Premiums paid
                                                 in policy years 6-10
                                                 4% of Target Premiums paid
                                                 in policy years 11-20
                                                 3% of Target Premiums paid
                                                 in policy years 21 and
                                                 thereafter
                                                 3.5% of any premiums paid in
                                                 excess of Target Premiums in
                                                 Policy years 1-10
                                                 3% of any premiums paid in
                                                 excess of Target Premiums in
                                                 policy year 11 and
                                                 thereafter*
--------------------------------------------------------------------------------
Premium tax charge     Upon payment of premium   2.35% of each premium paid
--------------------------------------------------------------------------------
DAC tax charge         Upon payment of premium   1.25% of each premium paid
--------------------------------------------------------------------------------
Premium processing     Upon payment of premium   1.25% of each premium paid**
 charge
--------------------------------------------------------------------------------
Maximum partial        Upon making a partial     $20
 withdrawal charge     withdrawal
--------------------------------------------------------------------------------

     * The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. If premium received in policy year 1 is less than the Target, then premium received in policy year 2 will be treated as if received in policy year 1 until the sum of premiums received in policy years 1 and 2 equal the policy year 1 Target Premium. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

     ** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

---------------------------------------------------------------------------------------------------------------
                            Periodic Charges Other Than Fund Operating Expenses
---------------------------------------------------------------------------------------------------------------
                                                                            Amount Deducted
                                                     ----------------------------------------------------------
        Charge                     When Charge is Deducted         Guaranteed Rate                Current Rate
---------------------------------------------------------------------------------------------------------------
Insurance charge*
   Minimum charge ......   Monthly                   $0.0001 per $1,000 of AAR     $0.0001 per $1,000 of AAR
   Maximum charge ......   Monthly                   $83.20 per $1,000 of AAR      $83.20 per $1,000 of AAR
   Charge for
   representative
   insured persons         Monthly                   $0.003 per $1,000 of AAR      $0.003 per $1,000 of AAR
---------------------------------------------------------------------------------------------------------------
Issue charge               Monthly                   $55.55 only during policy     $55.55 only during policy
                                                     years 1-5 plus 2CENTS per     years 1-5 plus 2CENTS per
                                                     $1,000 of Total Sum Insured   $1,000 of Total Sum Insured
                                                     at issue only during          at issue only during policy
                                                     policy years 1-3**            years 1-3**
---------------------------------------------------------------------------------------------------------------
Administrative charge      Monthly                   $10 in all policy years       $7.50 in all policy years
                                                     plus 3CENTS per $1,000        plus 1CENTS per $1,000 of
                                                     of Total Sum Insured at       Total Sum Insured at issue
                                                     issue in all policy years     in policy years 1-10***
---------------------------------------------------------------------------------------------------------------
Guaranteed minimum         Monthly, starting in      3CENTS per $1,000 of Basic    1CENTS per $1,000 of Basic
death benefit              policy year 11            Sum Insured at issue          Sum Insured at issue
charge****
---------------------------------------------------------------------------------------------------------------
M&E charge*****            Daily from separate       .00164% of assets             .00014% of assets
                           account assets
---------------------------------------------------------------------------------------------------------------
Maximum policy loan        Accrues daily             5.0%                          5.0%
interest rate******        Payable annually
---------------------------------------------------------------------------------------------------------------

     * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a $1,000,000 policy issued to cover two 25 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for a $100,000 policy issued to cover two 99 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

     ** The second part of this charge is guaranteed not to exceed $200.

     *** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

     **** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

     ***** This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to any fixed investment option.The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .05%, respectively.

     ****** 5.0% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.50% for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

--------------------------------------------------------------------------------
                                Rider Charges
--------------------------------------------------------------------------------
        Charge             When Charge is Deducted        Amount Deducted
--------------------------------------------------------------------------------
Optional Enhanced          Upon payment of premium   2% of premiums paid in the
 Cash Value Rider                                    first two policy years
                                                     until total charges equal
                                                     2% of one year's Target
                                                     Premiums.
--------------------------------------------------------------------------------
Policy Split Option        Monthly                   3CENTS per $1,000 of
Rider                                                current Total Sum Insured
--------------------------------------------------------------------------------
Age 100 Waiver of
   Charges Rider*
   Minimum charge ......   Monthly                   $.10 per $1,000 of AAR
   Maximum charge ......   Monthly                   $2.00 per $1,000 of AAR
   Charge For
   representative
   insured person ......   Monthly                   $.10 per $1,000 of AAR
--------------------------------------------------------------------------------

     * The charge for this rider is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable rate. The rate varies by the attained age of the insured person. The "minimum" rate shown in the table is for an 80 year old because the charge is not deducted until the insured person reaches age 80. The "maximum" rate shown in the table is for a 99 year old. The "representative insured person" referred to in the table is an 80 year old.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

------------------------------------------------------------------
Total Annual Fund Operating Expenses       Minimum       Maximum
------------------------------------------------------------------
Range of expenses without taking                0.21%         1.53%*
account of certain reimbursement
arrangements
------------------------------------------------------------------
Range of expenses after taking                  0.21%         1.44%
account of certain reimbursement
arrangements
------------------------------------------------------------------

* For the period May 1, 2004 to April 30, 2005, M Fund Inc.'s adviser has contractually agreed to reimburse each of the Funds of M Fund Inc. for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of that Fund's annualized average daily net assets. Expenses shown are prior to reimbursement and are for the year ended December 31, 2003.

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Other        Total Fund                      Total Fund
                                                                     Operating       Operating                      Operating
                                      Investment    Distribution      Expenses        Expenses                       Expenses
                                      Management    and Service       Without         Without         Expense          With
            Fund Name                    Fee        (12B-1) Fees   Reimbursement   Reimbursement   Reimbursement   Reimbursement
--------------------------------------------------------------------------------------------------------------------------------
John Hancock Variable Series Trust
 I - NAV Class Shares (Note 1):
--------------------------------------------------------------------------------------------------------------------------------
Equity Index .........................      0.13%        N/A                0.08%           0.21%           0.00%           0.21%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value ......................      0.75%        N/A                0.07%           0.82%           0.00%           0.82%
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth                            0.80%        N/A                0.06%           0.86%           0.00%           0.86%
--------------------------------------------------------------------------------------------------------------------------------
Earnings Growth ......................      0.96%        N/A                0.11%           1.07%           0.01%           1.06%
--------------------------------------------------------------------------------------------------------------------------------
Growth & Income ......................      0.67%        N/A                0.06%           0.73%           0.00%           0.73%
--------------------------------------------------------------------------------------------------------------------------------
Fundamental Value ....................      0.79%        N/A                0.11%           0.90%           0.01%           0.89%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B*                            1.05%        N/A                0.14%           1.19%           0.04%           1.15%
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth* ......................      0.96%        N/A                0.10%           1.06%           0.00%           1.06%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value ......................      0.95%        N/A                0.11%           1.06%           0.01%           1.05%
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth                   1.01%        N/A                0.20%           1.21%           0.10%           1.11%
--------------------------------------------------------------------------------------------------------------------------------
International Equity Index ...........      0.17%        N/A                0.05%           0.22%           0.00%           0.22%
--------------------------------------------------------------------------------------------------------------------------------
Overseas Equity B* ...................      1.13%        N/A                0.31%           1.44%           0.00%           1.44%
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity ...................      0.98%        N/A                0.09%           1.07%           0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------------
Health Sciences ......................      1.00%        N/A                0.25%           1.25%           0.00%           1.25%
--------------------------------------------------------------------------------------------------------------------------------
Financial Industries .................      0.80%        N/A                0.06%           0.86%           0.00%           0.86%
--------------------------------------------------------------------------------------------------------------------------------
Managed ..............................      0.68%        N/A                0.06%           0.74%           0.00%           0.74%
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond ......................      0.60%        N/A                0.07%           0.67%           0.00%           0.67%
--------------------------------------------------------------------------------------------------------------------------------
Bond Index ...........................      0.14%        N/A                0.10%           0.24%           0.00%           0.24%
---------------------------------------------------------------------------------------------------------------------------------
Active Bond ..........................      0.61%        N/A                0.09%           0.70%           0.00%           0.70%
--------------------------------------------------------------------------------------------------------------------------------
Total Return Bond ....................      0.70%        N/A                0.07%           0.77%           0.00%           0.77%
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond ......................      0.80%        N/A                0.15%           0.95%           0.05%           0.90%
--------------------------------------------------------------------------------------------------------------------------------
Global Bond ..........................      0.85%        N/A                0.13%           0.98%           0.00%           0.98%
--------------------------------------------------------------------------------------------------------------------------------
Money Market .........................      0.25%        N/A                0.06%           0.31%           0.00%           0.31%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds -
 Series II Shares:
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development
  Fund ...............................      0.75%           0.25%           0.38%           1.38%           0.00%           1.38%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund
 - Service Class
(Note 2):
--------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Overseas ...........      0.73%           0.10%           0.17%           1.00%           0.00%           1.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund
 II - Service Class
(Note 2):
--------------------------------------------------------------------------------------------------------------------------------

                                       9

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Other        Total Fund                      Total Fund
                                                                     Operating       Operating                      Operating
                                      Investment    Distribution      Expenses        Expenses                       Expenses
                                      Management    and Service       Without         Without         Expense          With
            Fund Name                    Fee        (12B-1) Fees   Reimbursement   Reimbursement   Reimbursement   Reimbursement
--------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Contrafund .........      0.58%           0.10%           0.09%           0.77%           0.00%           0.77%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Variable Insurance Trust
 - Initial Class Shares (Note 3):
--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Investors Growth Stock ......      0.75%        N/A                0.13%           0.88%           0.00%           0.88%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
M Fund, Inc. (Note 4):
--------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity .........      0.72%        N/A                0.25%           0.97%           0.00%           0.97%
--------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value ...........      0.65%        N/A                0.88%           1.53%           0.63%           0.90%
--------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation               0.90%        N/A                0.21%           1.11%           0.00%           1.11%
--------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth ...................      0.45%        N/A                0.27%           0.72%           0.02%           0.70%
--------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity B, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

     * Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/," Mid Cap Growth was formerly "Small/Mid Cap Growth," and Overseas Equity B was formerly "International Opportunities." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP/(R)/ funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity/(R)/ VIP Overseas Fund and the Fidelity/(R)/ VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity/(R)/ VIP Overseas Fund and Fidelity/(R)/ VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" for MFS Investors Growth Stock would equal 0.87%.

(4) For the period May 1, 2004 to April 30, 2005, the adviser has contractually agreed to reimburse each of the Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of that Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2003.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

                                                                       Beginning
Contents of this section                                                on page

Description of JHVLICO ................................................    13
Description of John Hancock Variable Life Account S ...................    13
Description of the Underlying Funds ...................................    13
   Voting privileges that you will have ...............................    14
   Changes we can make to a Series Fund or the Account ................    14
The Fixed Investment Options ..........................................    15
Premiums ..............................................................    15
   Planned Premiums ...................................................    15
   Minimum premium payments ...........................................    15
   Maximum premium payments ...........................................    15
   Ways to pay premiums ...............................................    15
   Processing premium payments ........................................    16
Lapse and reinstatement ...............................................    16
   Guaranteed minimum death benefit feature ...........................    17
The Death Benefit .....................................................    17
   Optional extra death benefit feature ...............................    18
   Limitations on payment of death benefit ............................    18
   Basic Sum Insured vs. Additional Sum Insured .......................    18
   The minimum insurance amount .......................................    19
   Requesting an increase in coverage .................................    19
   Requesting a decrease in coverage ..................................    19
   Change of death benefit option .....................................    19
   Effective date of certain policy transactions ......................    19
   Tax consequences of coverage changes ...............................    20
   Your beneficiary ...................................................    20
   Ways in which we pay out policy proceeds ...........................    20
   Changing a payment option ..........................................    20
   Tax impact of payment option chosen ................................    20
The Account Value .....................................................    20
   Commencement of investment performance .............................    21
   Allocation of future premium payments ..............................    21
   Transfers of existing account value ................................    21
Dollar cost averaging .................................................    22
Surrenders and Partial Withdrawals ....................................    22
   Full surrender .....................................................    22
   Partial withdrawals ................................................    22

                                                                       Beginning
Contents of this section                                                on page

Policy loans ..........................................................    23
   Repayment of policy loans ..........................................    23
   Effects of policy loans ............................................    23
Description of Charges at the Policy Level ............................    24
   Deductions from premium payments ...................................    24
   Deductions from account value ......................................    24
   Additional information about how certain policy charges work .......    25
   Other charges we could impose in the future ........................    26
Description of Charges at the Fund Level ..............................    26
Other Policy Benefits, Rights and Limitations .........................    26
   Optional benefit riders you can add ................................    26
   Variations in policy terms .........................................    27
   Procedures for issuance of a policy ................................    27
   Changes that we can make as to your policy .........................    28
   The owner of the policy ............................................    29
   Policy Cancellation Right ..........................................    29
   Reports that you will receive ......................................    29
   Assigning your policy ..............................................    29
   When we pay policy proceeds ........................................    30
   How you communicate with us ........................................    30
Tax considerations ....................................................    31
   General ............................................................    32
   Policy proceeds ....................................................    32
   Other policy distributions .........................................    32
   Diversification rules and ownership of the Account .................    33
   7-pay premium limit ................................................    33
   Corporate and H.R. 10 plans ........................................    34
Legal matters .........................................................    34
Financial Statements Reference ........................................    34
Registration statement filed with the SEC .............................    34
Accounting and actuarial experts ......................................    34

Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Description of the Underlying Funds

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares) , and the M Fund, Inc. (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

The Fixed Investment Options

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options -- the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 16).

Minimum premium payments

     Each premium payment must be at least $50

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 31. Also, we may refuse to accept any amount of an additional premium if:

     .  that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .  by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .  if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

     . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 28. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below). The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured persons (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policyand if still in effect at the time of that policy anniversary, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The Death Benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     .  We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurnace amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 31).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 31). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year may request a reduction in the Additional Sum Insured, but only if:

     .  the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .  Total Sum Insured decreases

     .  Additional Sum Insured increases

     . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 31 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .  Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .  Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .  Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The Account Value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 24. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 24.

     The amount you've invested in any of the fixed investment options will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in the fixed investment options will not be subject to the mortality and expense risk charge described on page 24. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options:

     . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

     . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of the fixed investment options are currently subject to the following restrictions:

     . You can only make one transfer out of either fixed investment option in each policy year.

     . Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

     . The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

     . The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

     We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-521-1234.

Surrenders and Partial Withdrawals

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 24). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000 Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "The Death Benefit" on page 3) and under the guaranteed minimum death benefit feature (see page 17). Under Option A such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 16. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement"). The maximum amount you can borrow is determined as follows:

     .  We first determine the account value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% thereafter.

     .  We then subtract the third item above from the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

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

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 31).

Description of Charges at the Policy Level

Deductions from premium payments

.. Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

.. DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

..  Premium processing charge - A charge to help defray our administrative costs.
   This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

.. Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If premium received in the first policy year is less than the Traget Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1998, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

.. Optional enhanced cash value rider charge - A charge imposed if you elect this rider. It is deducted only from premiums received in the first two policy years. The charge is 2% of premiums paid in the first two policy years until the total charges deducted equal 2% of one year's Target Premium.

Deductions from account value

.. Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2CENTS per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

.. Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3CENTS per $1,000 of Total Sum Insured at issue (currently 1CENTS per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

.. Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum

   Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

.. Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

.. M&E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any current fixed investment option. The current charge is at an effective annual rate of .05% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .05%.

.. Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1CENTS per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3CENTS per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1998, this charge is not yet applicable to any policy at the current rate.

..  Optional benefits charge - Monthly charges for optional insurance benefits
   (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 26.

.. Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 31.)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

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

Reduced charges for eligible classes

     The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of Charges at the Fund Level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 9 and 10) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 9 and 10 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other Policy Benefits, Rights and Limitations

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

.. Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

.. Optional enhanced cash value rider - In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

.. Age 100 waiver of charges rider - At the time of policy issue, you may elect a rider that will allow for the policy to stop deducting any monthly charges beginning on the policy annviersary nearest the 100th birthday of the younger insured (whether or not such insured person is then alive), if the policy and the rider are still in effect at that time. We will also stop accepting any premium payments, the death benefit option in effect at that time will cease to apply and we will automatically set the amount of any Additional Sum Insured equal to zero. The death benefit thereafter will be equal to the greater of (a) the Basic Sum Insured plus a portion of the account value on the date of death when the last insured person dies and (b) the account value on the date of death when the last insured person dies. In (a) above, the portion of the account value added to the Basic Sum Insured will be the lesser of the account value on the date of death when the last insured person dies and the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive).

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 26. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, theTotal Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .  The policy is delivered to and received by the applicant.

     .  The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .  Combining or removing investment options

     .  Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

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

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     .  Determine when and how much you invest in the various investment options

     .  Borrow or withdraw amounts you have in the investment options

     .  Change the beneficiary who will receive the death benefit

     .  Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

     You have the right to cancel your policy within the latest of the following periods:

     .  10 days after you receive it (this period may be longer in some states);

     .  10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

     .  45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .  surrenders or partial withdrawals

     .  change of death benefit option

     .  increase or decrease in Total Sum Insured

     .  change of beneficiary

     .  election of payment option for policy proceeds

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

     .  tax withholding elections

     .  election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .  loans

     .  transfers of account value among investment options

     .  change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-6956. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Financial Statements Reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Deborah
A. Poppel, F.S.A., an Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                          Page

Account ......................................................................13
account value .................................................................3
Additional Sum Insured .......................................................17
attained age .................................................................25
Basic Sum Insured ............................................................17
beneficiary ..................................................................20
business day .................................................................14
changing Option A or B .......................................................19
changing the Total Sum Insured ...............................................19
charges ......................................................................24
code .........................................................................32
cost of insurance rates ......................................................24
date of issue ................................................................28
death benefit .................................................................3
deductions ...................................................................24
dollar cost averaging ........................................................22
enhanced cash value rider ....................................................27 expenses of the Series Funds .................................................26
full surrender ...............................................................22
fund .........................................................................13
grace period .................................................................16
guaranteed minimum death benefit .............................................17
Guaranteed Minimum Death Benefit Premium .....................................17
insurance charge .............................................................24
insured person ................................................................3
investment options ............................................................1
JHVLICO ......................................................................13
lapse ........................................................................16
loan .........................................................................23
loan interest ................................................................23
Market Timing ................................................................21
maximum premiums .............................................................15
minimum insurance amount .....................................................19
modified endowment ...........................................................33
monthly deduction date .......................................................28
mortaility and expense risk charge ...........................................25
Option A; Option B ............................................................3
owner ........................................................................29
partial withdrawal ...........................................................22
partial withdrawal charge ....................................................25
payment options ..............................................................20
Planned Premium ..............................................................15
policy anniversary ...........................................................28
policy split option ..........................................................26
policy year ..................................................................28
premium; premium payment ......................................................3
prospectus ....................................................................2
receive; receipt .............................................................31
reinstate; reinstatement .....................................................16
sales charge .................................................................24
SEC ..........................................................................14
Separate Account S ...........................................................13
Series Funds .................................................................13
special loan account .........................................................23
subaccount ...................................................................13
surrender .....................................................................3
surrender value ...............................................................3
Target Premium ...............................................................24
tax considerations ...........................................................31
telephone transactions .......................................................31
Total Sum Insured ............................................................17
transfers of account value ...................................................21 variable investment options ..................................................13 we; us .......................................................................13
withdrawal ...................................................................22
withdrawal charges ...........................................................25
withdrawal charges ...........................................................25
you; your ....................................................................29

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.


                            JHVLICO SERVICING OFFICE
                            ------------------------

                   Express Delivery            Mail Delivery
                ---------------------         ----------------
                529 Main Street (X-4)           P.O. Box 111
                Charlestown, MA 02129         Boston, MA 02117

                        Phone:                      Fax:
                ---------------------         ----------------
                    1-800-521-1234             1-617-572-6956


     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


Investment Company Act File No. 811-7782

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2004
                                FOR INTERESTS IN

              JOHN HANCOCK VARIABLE LIFE ACCOUNT S ("REGISTRANT")
                       INTERESTS ARE MADE AVAILABLE UNDER

                     MAJESTIC VARIABLE ESTATE PROTECTION 98
    A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE SURVIVORSHIP INSURANCE POLICY
                                   ISSUED BY

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS

CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            4

DESCRIPTION OF THE DEPOSITOR

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF THE REGISTRANT

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  As a consequence of the additional cash and non-cash incentives paid by JHVLICO to Signator, other broker-dealers and their respective representatives in connection with the sale of policies issued by JHVLICO, such broker-dealers and representatives (including, but not limited to, Signator and its representatives) may be motivated to sell JHVLICO policies instead of policies issued by other insurance companies.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

                 2003. . . . . . . . . .       $ 67,837,010
                 2002. . . . . . . . . .       $ 97,422,735
                 2001. . . . . . . . . .       $111,710,560

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation and modified coinsurance contracts. In 2001, the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 19, 2004

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         --------    ---------
                                                            (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $78.8; 2002 -- $83.3). . . . . . . . . . . .   $    78.7   $    83.8
 Available-for-sale -- at fair value (cost: 2003 --
  $3,621.5, 2002 -- $2,949.3). . . . . . . . . . . . .     3,786.9     3,011.3
Equity securities:
 Available-for-sale - at fair value (cost: 2003 --
  $39.6; 2002 -- $11.1). . . . . . . . . . . . . . . .        41.7        11.9
 Mortgage loans on real estate . . . . . . . . . . . .       883.0       668.4
Real estate. . . . . . . . . . . . . . . . . . . . . .        13.4        20.4
Policy loans . . . . . . . . . . . . . . . . . . . . .       370.9       359.4
Short-term investments . . . . . . . . . . . . . . . .        10.1         0.1
Other invested assets. . . . . . . . . . . . . . . . .       158.5        88.8
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     5,343.2     4,244.1
Cash and cash equivalents. . . . . . . . . . . . . . .        67.7       202.9
Accrued investment income. . . . . . . . . . . . . . .        70.2        70.1
Premiums and accounts receivable . . . . . . . . . . .         4.5         3.8
Deferred policy acquisition costs. . . . . . . . . . .     1,205.7     1,164.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       205.2       149.2
Other assets . . . . . . . . . . . . . . . . . . . . .       117.0       122.9
Separate account assets. . . . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------   ---------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,852.6   $ 4,068.7
Policyholders' funds . . . . . . . . . . . . . . . . .         3.4         3.3
Unearned revenue . . . . . . . . . . . . . . . . . . .       264.5       243.5
Unpaid claims and claim expense reserves . . . . . . .        32.1        24.7
Dividends payable to policyholders . . . . . . . . . .         0.5         0.4
Income taxes -- Note 5 . . . . . . . . . . . . . . . .       295.1       229.8
Other liabilities. . . . . . . . . . . . . . . . . . .       312.5       298.5
Separate account liabilities . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    12,642.6    10,752.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       600.3       492.6
Accumulated other comprehensive income . . . . . . . .        77.6        21.4
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,252.8     1,088.9
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $13,895.4   $11,841.5
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    ------   ------    ------
                                                         (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 58.5    $ 60.1
Universal life and investment-type product charges   367.7    356.0     365.4
Net investment income - Note 3. . . . . . . . . .    316.3    270.1     227.0
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(5.4), $(7.5) and $(1.5),
 respectively - Notes 1, 3, and 9 . . . . . . . .    (24.8)   (20.8)     (9.0)
Other revenues. . . . . . . . . . . . . . . . . .      0.2      1.3      24.0
                                                    ------   ------    ------
 Total revenues . . . . . . . . . . . . . . . . .    726.6    665.1     667.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . . . . .    337.9    344.1     294.1
Other operating costs and expenses. . . . . . . .     96.4     69.0      76.2
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment and other gains (losses) of $(5.4),
 $(7.5) and $(1.5), respectively -- Notes 1, 3 and
 9. . . . . . . . . . . . . . . . . . . . . . . .    104.8     60.0      67.1
Dividends to policyholders. . . . . . . . . . . .     17.5     18.8      21.4
                                                    ------   ------    ------
 Total benefits and expenses. . . . . . . . . . .    556.6    491.9     458.8
                                                    ------   ------    ------
Income before income taxes and cumulative effect
 of accounting change . . . . . . . . . . . . . .    170.0    173.2     208.7
Income taxes - Note 5 . . . . . . . . . . . . . .     55.8     58.4      62.2
                                                    ------   ------    ------
Income before cumulative effect of accounting
 change . . . . . . . . . . . . . . . . . . . . .    114.2    114.8     146.5
Cumulative effect of accounting change, net of tax    (6.5)      --      (1.6)
                                                    ------   ------    ------
Net income. . . . . . . . . . . . . . . . . . . .   $107.7   $114.8    $144.9
                                                    ======   ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                        ACCUMULATED
                                ADDITIONAL                 OTHER          TOTAL
                        COMMON     PAID      RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                        STOCK   IN CAPITAL   EARNINGS      INCOME         EQUITY          SHARES
                        ------  ----------   --------  -------------  -------------    -----------
                                         (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . .    $2.5     $572.4      $232.9       $(2.2)        $  805.6          50.0
Comprehensive income:
 Net income . . . . .                          144.9                        144.9
Other comprehensive
 income, net of tax:
 Net unrealized gains                                        7.9              7.9
                                                                         --------
Comprehensive income.                                                       152.8
Change in accounting
 principle. . . . . .                                        7.2              7.2
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4      $377.8       $12.9         $  965.6          50.0
                         ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . .                          114.8                        114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                        8.5              8.5
                                                                         --------
Comprehensive income.                                                       123.3
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4      $492.6       $21.4         $1,088.9          50.0
                         ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . .                          107.7                        107.7
Other comprehensive
 income, net of tax:
 Net unrealized gains                                       56.2             56.2
                                                                         --------
Comprehensive income.                                                       163.9
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2003 . . . . . .    $2.5     $572.4      $600.3       $77.6         $1,252.8          50.0
                         ====     ======      ======       =====         ========          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   YEARS ENDED DECEMBER 31,
                                               ----------------------------------
                                                 2003        2002         2001
                                               ---------   ---------   ----------
                                                         (IN MILLIONS)
Cash flows from operating activities:
Net income                                     $   107.7   $   114.8    $   144.9
Adjustments to reconcile net income to
 net cash (used in) provided by operating
 activities:
 Amortization of discount - fixed
  maturities . . . . . . . . . . . . . . . .       (10.7)       (0.3)        (0.4)
 Net realized investment and other losses           24.8        20.8          9.0
 Change in deferred policy acquisition
  costs. . . . . . . . . . . . . . . . . . .       (49.6)     (124.6)       (74.1)
 Depreciation and amortization . . . . . . .         1.8         1.3          0.3
 Increase in accrued investment income . . .        (0.1)       (9.3)        (8.6)
 Decrease (increase) in premiums and
  accounts receivable. . . . . . . . . . . .        (0.7)        8.7         (5.5)
 (Increase) decrease in other assets and
  other liabilities, net . . . . . . . . . .       (61.9)      (28.0)      (159.2)
 (Decrease) increase in policy
  liabilities and accruals, net. . . . . . .       216.6       (53.3)       289.1
 Increase in income taxes. . . . . . . . . .        35.1        33.5        118.7
                                               ---------   ---------    ---------
  Net cash (used in) provided by
     operating activities. . . . . . . . . .       263.0       (36.4)       314.2
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale. . . .       690.1       460.2        184.6
  Equity securities available-for-sale . . .        38.3         7.4          6.0
  Real estate. . . . . . . . . . . . . . . .         5.8         0.3          3.3
  Short-term investments and other
     invested assets . . . . . . . . . . . .        31.6           -            -
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity. . . . .         4.1         3.2          4.5
  Fixed maturities available-for-sale. . . .       241.1       155.7        180.4
  Short-term investments and other
     invested assets . . . . . . . . . . . .         0.1        24.9         46.5
  Mortgage loans on real estate. . . . . . .       102.9        90.7         66.4
 Purchases of:
  Fixed maturities held-to-maturity. . . . .        (1.1)       (3.1)        (5.1)
  Fixed maturities available-for-sale. . . .    (1,625.0)   (1,174.5)    (1,112.3)
  Equity securities available-for-sale . . .       (60.4)       (3.9)        (6.1)
  Real estate. . . . . . . . . . . . . . . .        (0.2)       (0.1)        (0.6)
  Short-term investments and other
     invested assets . . . . . . . . . . . .       (93.9)      (73.3)       (39.6)
Mortgage loans on real estate issued . . . .      (321.4)     (170.4)       (85.0)
Other, net . . . . . . . . . . . . . . . . .       (11.0)      (10.1)       (25.6)
                                               ---------   ---------    ---------
 Net cash used in investing activities . . .   $  (999.0)  $  (693.0)   $  (782.6)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                       YEARS ENDED DECEMBER 31,
                                                    -------------------------------
                                                      2003       2002        2001
                                                    --------   --------    --------
                                                            (IN MILLIONS)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . . . . .   $1,097.2   $1,232.1    $1,220.7
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . . . . .     (496.4)    (415.2)     (914.2)
                                                    --------   --------    --------
 Net cash provided by financing activities. . . .      600.8      816.9       306.5
                                                    --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . . . . .     (135.2)      87.5      (161.9)
Cash and cash equivalents at beginning of year. .      202.9      115.4       277.3
                                                    --------   --------    --------
Cash and cash equivalents at end of year. . . . .   $   67.7   $  202.9    $  115.4
                                                    ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) whose ultimate parent company is John Hancock Financial Services, Inc. (JHFS). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be Manulife's primary U.S. brand. This filing does not reflect or assume any changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

INVESTMENTS

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $3.7 million and $10.6 million at December 31, 2003 and 2002, and is reported in real estate in the investment section of the consolidated balance sheets.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

DEFERRED POLICY ACQUISITION COSTS

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 6.0% and the total amortization period life was 30 years for universal life products. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amoritization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million in unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 6 -- Reinsurance below for additional disclosures regarding reinsurance.

VALUE OF BUSINESS ACQUIRED

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 -- Value of Business Acquired for presentation of summarized financial information regarding VOBA.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

PARTICIPATING INSURANCE

Participating business represents approximately 4.9% and 5.4% of the Company's life insurance in-force at December 31, 2003 and 2002, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FEDERAL INCOME TAXES

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 5 -- Income Taxes for additional disclosures on this topic.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

SFAS No. 133 -- Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interest holders are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities
(SPEs), and otherwise will be applicable at March 31, 2004.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003, which the Company recorded through net income as a cumulative effect of an accounting change.

SFAS No. 148 -- Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company's parent adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. As a result of the adoption, JHFS allocated $0.1 million of expenses to the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 141 -- Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Issue No. 99-20 -- Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 140 -- Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL used to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $144.3 million, $161.8 million and $155.1 million for the year ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, respectively, the Company owed John Hancock $57.4 million and $49.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002 and 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $20.7 million, $42.0 million and $45.4 million of cash for the combined tax, commission and expense allowances for the years ended December 31, 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $5.0 million, $1.1 million and $1.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.6 million and $115.2 million as of December 31, 2003 and 2002, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.8 million and $0.4 million from the Company in 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million for the years 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2003 and 2002, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 6.0 million, $9.3 million and $10.4 million in 2003, 2002 and 2001, respectively. The pension plan prepaid expense allocated to the Company amounted to $76.4 million and $72.6 million at December 31, 2003 and 2002, respectively.

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                      YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2003     2002      2001
                                                      ------   ------    ------
                                                            (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities. . . . . . . . . . . . . . . . . .   $242.3   $201.3    $160.1
Equity securities . . . . . . . . . . . . . . . . .      0.8      0.1       0.3
Mortgage loans on real estate . . . . . . . . . . .     52.4     46.8      42.3
Real estate . . . . . . . . . . . . . . . . . . . .      4.6      4.5       2.3
Policy loans. . . . . . . . . . . . . . . . . . . .     20.3     20.9      21.1
Short-term investments. . . . . . . . . . . . . . .      1.2      1.6       6.3
Other . . . . . . . . . . . . . . . . . . . . . . .      6.8      2.5       3.3
                                                      ------   ------    ------
Gross investment income . . . . . . . . . . . . . .    328.4    277.7     235.7
 Less investment expenses . . . . . . . . . . . . .     12.1      7.6       8.7
                                                      ------   ------    ------
 Net investment income. . . . . . . . . . . . . . .   $316.3   $270.1    $227.0
                                                      ======   ======    ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
Fixed maturities. . . . . . . . . . . . . . . . . .   $(10.3)  $(39.9)   $(25.1)
Equity securities . . . . . . . . . . . . . . . . .      3.6      2.5       3.8
Mortgage loans on real estate and real estate . . .     (3.2)     0.8      (1.2)
Derivatives and other invested assets . . . . . . .    (20.3)     8.3      12.0
Amortization adjustment for deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .      5.4      7.5       1.5
                                                      ------   ------    ------
Net realized investment and other losses, net of
 related amortization of deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .   $(24.8)  $(20.8)   $ (9.0)
                                                      ======   ======    ======

Gross gains of $38.2 million, $12.7 million, and $6.5 million and gross losses of $8.8 million, $13.3 million, and $3.3 million in 2003, 2002 and 2001, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                               GROSS       GROSS
                                  AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                    COST       GAINS       LOSSES      VALUE
                                  ---------  ----------  ----------  ---------
                                                 (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   71.0     $  0.3     $ (0.4)     $   70.9
Mortgage-backed securities. . .        7.7        0.2         --           7.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   78.7     $  0.5     $ (0.4)     $   78.8
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $3,080.0     $181.2     $(26.3)     $3,234.9
Mortgage-backed securities. . .      502.4       20.9      (12.4)        510.9
Obligations of states and
 political subdivisions . . . .       12.5        0.3         --          12.8
Debt securities issued by
 foreign governments. . . . . .        2.2        0.3         --           2.5
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       24.4        1.4         --          25.8
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    3,621.5      204.1      (38.7)      3,786.9
Equity securities . . . . . . .       39.6        2.1         --          41.7
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $3,661.1     $206.2     $(38.7)     $3,828.6
                                  ========     ======     ======      ========
DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
Mortgage-backed securities. . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
Mortgage-backed securities. . .      489.9       28.6      (14.1)        504.4
Obligations of states and
 political subdivisions . . . .        6.2        0.3         --           6.5
Debt securities issued by
 foreign governments. . . . . .        3.6        0.3       (0.1)          3.8
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    2,949.3      158.5      (96.5)      3,011.3
Equity securities . . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                          ---------  ---------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $    0.1    $    0.1
Due after one year through five years . . . . . . . . .        1.8         1.8
Due after five years through ten years. . . . . . . . .       15.4        15.4
Due after ten years . . . . . . . . . . . . . . . . . .       53.7        53.6
                                                          --------    --------
                                                              71.0        70.9
Mortgage-backed securities. . . . . . . . . . . . . . .        7.7         7.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $   78.7    $   78.8
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $  146.7    $  152.1
Due after one year through five years . . . . . . . . .      987.5     1,039.7
Due after five years through ten years. . . . . . . . .    1,206.8     1,281.6
Due after ten years . . . . . . . . . . . . . . . . . .      778.1       802.6
                                                          --------    --------
                                                           3,119.1     3,276.0
Mortgage-backed securities. . . . . . . . . . . . . . .      502.4       510.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $3,621.5    $3,786.9
                                                          ========    ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $212.5 million and $169.9 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Bonds with amortized cost of $18.6 million were non-income producing for year ended December 31, 2003.

No significant depreciation expense on investment real estate was recorded for the years ended December 31, 2003 and 2002. Depreciation expense on investment real estate was $0.3 million in 2001. Accumulated depreciation was $1.7 million, and $2.8 million at December 31, 2003, and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company relies on its Parent's, JHFS', process to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At the end of each quarter, JHFS' Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the JHFS Chief Investment Officer and the JHFS Corporate Risk Officer who reports to the JHFS Chief Financial Officer. The analysis focuses on each issuer's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

Through JHFS' Investment Review Committee, the Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and
(3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                           UNREALIZED LOSSES ON ASSETS

                                                                          AS OF DECEMBER 31, 2003
                                                                        ---------------------------
                                               LESS THAN 12 MONTHS           12 MONTHS OR MORE                  TOTAL
                                           ---------------------------  ---------------------------  ---------------------------
                                           CARRYING VALUE               CARRYING VALUE               CARRYING VALUE
                                            OF SECURITIES                OF SECURITIES                OF SECURITIES
                                             WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED
                                           UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES
                                           ---------------  ----------  ---------------  ----------  ---------------  ----------
DESCRIPTION OF SECURITIES:
Federal agency mortgage backed securities      $ 92.0        $ (6.6)        $ 54.8        $ (5.8)        $146.8         $(12.4)
Corporate bonds. . . . . . . . . . . . .        378.1         (12.1)         283.1         (14.6)         661.2          (26.7)
                                               ------        ------         ------        ------         ------         ------
Total debt securities. . . . . . . . . .        470.1         (18.7)         337.9         (20.4)         808.0          (39.1)
Common stocks. . . . . . . . . . . . . .           --            --            2.3            --            2.3             --
                                               ------        ------         ------        ------         ------         ------
Total. . . . . . . . . . . . . . . . . .       $470.1        $(18.7)        $340.2        $(20.4)        $810.3         $(39.1)
                                               ======        ======         ======        ======         ======         ======

The table above shows the Company's securities that were in a loss position at December 31, 2003 for more than one year and less than one year. Gross unrealized losses consist of a hedging adjustment, the impact of interest rates on the non hedged portion of the portfolio, and the impact of creditworthiness. Unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $39.1 million excluding basis adjustments related to hedging relationships. Of this total, $20.4 million are due to securities that have had various amounts of unrealized loss for more than twelve months. Of the total unrealized losses, $20.1 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds. The gross unrealized losses on below investment grade fixed maturity securities declined to $19.1 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening. Although the gross unrealized losses on below investment grade fixed maturity securities are approximately 50% of the total unrealized losses, they only represent 1.4% of the total carrying value of fixed maturity securities with gross unrealized losses.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                         BALANCE AT
                                                       BEGINNING                            END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS     YEAR
                                                       ----------  ---------  ----------  ----------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
 Real estate to be disposed of . . . . . . . . . . .        --         --          --           --
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
                                                          ====       ====        ====         ====
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .      $5.5         --        $2.6         $2.9
 Real estate to be disposed of . . . . . . . . . . .       0.8         --         0.8            -
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                                          ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of . . . . . . . . . . .       0.7        0.1          --          0.8
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                                          ====       ====        ====         ====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

At December 31, 2003 and 2002 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 DECEMBER 31,
                                                                --------------
                                                                 2003    2002
                                                                ------  ------
                                                                (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.8       --
Provision for losses. . . . . . . . . . . . . . . . . . . . .   (0.2)      --
                                                                ----      ---
Net impaired mortgage loans on real estate. . . . . . . . . .    0.6       --
                                                                ====      ===

The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    ------   ------    ------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $0.4     $1.2      $3.3
Interest income recognized on impaired loans. . .      --       --       0.5

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $11.9 million as of December 31, 2003 and $3.5 million as of December 31, 2002. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2003     2002      2001
                                                              ------   ------    ------
                                                                    (IN MILLIONS)
Expected. . . . . . . . . . . . . . . . . . . . . . . . . .    $0.5     $0.3      $0.4
Actual. . . . . . . . . . . . . . . . . . . . . . . . . . .     0.4      0.2       0.4

At December 31, 2003, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                              CARRYING AMOUNT  GEOGRAPHIC                                CARRYING AMOUNT
PROPERTY TYPE                                  (IN MILLIONS)   CONCENTRATION                              (IN MILLIONS)
-------------------------------------------   ---------------  ---------------------------------------   ---------------
Apartments. . . . . . . . . . . . . . . . .       $102.6       East North Central. . . . . . . . . . .        $ 94.7
Hotels. . . . . . . . . . . . . . . . . . .         24.0       East South Central. . . . . . . . . . .          34.7
Industrial. . . . . . . . . . . . . . . . .        131.8       Middle Atlantic . . . . . . . . . . . .          63.6
Office buildings. . . . . . . . . . . . . .        173.5       Mountain. . . . . . . . . . . . . . . .          55.3
Retail. . . . . . . . . . . . . . . . . . .        150.8       New England . . . . . . . . . . . . . .          75.0
Mixed Use . . . . . . . . . . . . . . . . .         55.4       Pacific . . . . . . . . . . . . . . . .         207.4
Agricultural. . . . . . . . . . . . . . . .        224.6       South Atlantic. . . . . . . . . . . . .         234.0
Other . . . . . . . . . . . . . . . . . . .         22.8       West North Central. . . . . . . . . . .          26.3
                                                               West South Central. .                            89.7
                                                               Canada/Other. . . . .                             4.8
Allowance for losses. . . . . . . . . . . .         (2.5)      Allowance for losses. . . . . . . . . .          (2.5)
                                                  ------                                                      ------
Total . . . . . . . . . . . . . . . . . . .       $883.0       Total . . . . . . . . . . . . . . . . .        $883.0
                                                  ======                                                      ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2003 and 2002 was $6.3 million and $6.4 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2003 and 2002 was $63.1 million and $45.8 million and appears on the consolidated balance sheet in other liabilities.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

In 2003 and 2002, the Company recognized net loss of $4.0 million and a net gain of $0.9 million, respectively, related to the ineffective portion of its fair value hedges, and no net gain for either period, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2003, all of the Company's hedged firm commitments qualified as fair value hedges.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreeements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 5 -- INCOME TAXES

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                     -------------------------
                                                      2003     2002      2001
                                                     ------   ------    ------
                                                           (IN MILLIONS)
Current taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .   $25.2    $ (9.8)   $30.1
 Foreign . . . . . . . . . . . . . . . . . . . . .     0.2      (0.2)      --
                                                     -----    ------    -----
                                                      25.4     (10.0)    30.1
Deferred taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .    30.4      68.4     32.1
                                                     -----    ------    -----
Total income taxes . . . . . . . . . . . . . . . .   $55.8    $ 58.4    $62.2
                                                     =====    ======    =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                     2003     2002     2001
                                                    ------   ------   ------
                                                          (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $59.5    $60.6     $73.0
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .      --       --      (9.0)
 Prior years taxes. . . . . . . . . . . . . . . .     1.2      2.2       2.1
 Tax credits. . . . . . . . . . . . . . . . . . .    (1.5)    (0.8)     (0.4)
 Foreign taxes. . . . . . . . . . . . . . . . . .     0.2      0.2        --
 Tax exempt investment income . . . . . . . . . .    (0.3)    (3.6)     (5.6)
 Other. . . . . . . . . . . . . . . . . . . . . .    (3.3)    (0.2)      2.1
                                                    -----    -----     -----
  Total income taxes. . . . . . . . . . . . . . .   $55.8    $58.4     $62.2
                                                    =====    =====     =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                                2003    2002
                                                               ------  ------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . . . .   $210.5  $250.0
Other employee benefits. . . . . . . . . . . . . . . . . . .     25.5    20.2
Book over tax basis of investments . . . . . . . . . . . . .     12.0    12.0
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .     12.1      --
                                                               ------  ------
 Total deferred tax assets . . . . . . . . . . . . . . . . .    260.1   282.2
                                                               ------  ------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . . . .    405.2   419.5
Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.3     2.1
Basis in partnerships. . . . . . . . . . . . . . . . . . . .      0.1      --
Market discount on bonds . . . . . . . . . . . . . . . . . .      2.1     2.9
Lease income . . . . . . . . . . . . . . . . . . . . . . . .    102.9    71.5
Unrealized gains . . . . . . . . . . . . . . . . . . . . . .     42.3    12.8
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .       --    10.6
                                                               ------  ------
 Total deferred tax liabilities. . . . . . . . . . . . . . .    554.9   519.4
                                                               ------  ------
 Net deferred tax liabilities. . . . . . . . . . . . . . . .   $294.8  $237.2
                                                               ======  ======

The Company made income tax payments of $17.7 million and $27.2 million in 2003 and 2002, respectively and received an income tax refund of $32.4 million in 2001.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6 -- REINSURANCE

The effect of reinsurance on premiums written and earned was as follows:

                                                                              2003               2002               2001
                                                                        -----------------  -----------------  -----------------
                                                                                 PREMIUMS           PREMIUMS           PREMIUMS
                                                                        WRITTEN   EARNED   WRITTEN   EARNED   WRITTEN   EARNED
                                                                        -------  --------  -------  --------  -------  --------
                                                                                             (IN MILLIONS)
Life Insurance:
Direct. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $160.2   $160.2    $105.3   $105.3    $ 82.0    $ 82.0
Ceded . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (93.0)   (93.0)    (46.8)   (46.8)    (21.9)    (21.9)
                                                                        ------   ------    ------   ------    ------    ------
Net life insurance premiums . . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 67.2    $ 58.5   $ 58.5    $ 60.1    $ 60.1
                                                                        ======   ======    ======   ======    ======    ======

For the year ended December 31, 2003, 2002 and 2001, benefits to policyholders under life ceded reinsurance contracts were $8.5 million, $7.9 million and $3.8 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements, refer to Note 2 -- Related Party Transactions.

NOTE 7 -- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $55.3 million, $58.7 million, $8.2 million and $101.7 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $229.7 million at December 31, 2003. The majority of these commitments expire in 2004.

CONTINGENCIES

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $0.7 million and $2.7 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 8 -- SHAREHOLDER'S EQUITY

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                               ---------------
                                                                (IN MILLIONS)
                                                               ---------------
Balance at January 1, 2001. . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $7.2 million) . . . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax
 expense of $1.1 million) . . . . . . . . . . . . . . . . .           2.1
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $3.2 million) . . .          (6.0)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           7.9
Change in accounting principle. . . . . . . . . . . . . . .           7.2
                                                                   ------
Balance at December 31, 2001. . . . . . . . . . . . . . . .        $ 12.9
                                                                   ======
Balance at January 1, 2002. . . . . . . . . . . . . . . . .        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $12.9 million). . . . . . . . . . . . . . . . .          21.4
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $0.2 million). . . . . .          (0.4)
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $6.7 million) . . .         (12.5)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           8.5
                                                                   ------
Balance at December 31, 2002. . . . . . . . . . . . . . . .        $ 21.4
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                               ---------------
                                                                (IN MILLIONS)
                                                               ---------------
Balance at January 1, 2003. . . . . . . . . . . . . . . . .        $ 21.4
Gross unrealized gains (losses) (net of deferred income tax
 expense of $27.4 million). . . . . . . . . . . . . . . . .          52.2
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $10.3 million) . . . . .          19.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax
 benefit of $8.2  million). . . . . . . . . . . . . . . . .         (15.1)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .          56.2
                                                                   ------
Balance at December 31, 2003. . . . . . . . . . . . . . . .        $ 77.6
                                                                   ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                         2003     2002     2001
                                                                        ------   ------   ------
                                                                             (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . . . . . . . . . . . . . . . .   $165.4   $ 62.0   $ 20.6
  Equity investments. . . . . . . . . . . . . . . . . . . . . . . . .      2.1      0.8      1.0
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.9     (2.4)     5.2
                                                                        ------   ------   ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    169.4     60.4     26.8
Amounts of unrealized investment (gains) losses attributable to:
 Deferred policy acquisition cost and present value of future profits    (49.5)   (26.2)    (7.1)
 Deferred federal income taxes. . . . . . . . . . . . . . . . . . . .    (42.3)   (12.8)    (6.8)
                                                                        ------   ------   ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (91.8)   (39.0)   (13.9)
                                                                        ------   ------   ------
Net unrealized investment gains (losses)                                $ 77.6   $ 21.4   $ 12.9
                                                                        ======   ======   ======

(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principal balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining balance of these securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There were no other permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                                      2003    2002     2001
                                                                     ------  ------  --------
                                                                         (IN MILLIONS)
Statutory net income . . . . . . . . . . . . . . . . . . . . . . .   $ 82.1  $ 52.7   $  4.0
Statutory surplus. . . . . . . . . . . . . . . . . . . . . . . . .    669.4   589.6    561.0


Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

ASSET GATHERING SEGMENT. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                        ASSET
YEAR ENDED DECEMBER 31, 2003              PROTECTION  GATHERING  CONSOLIDATED
----------------------------------------  ----------  ---------  ------------
                                                     (IN MILLIONS)
REVENUES:
Revenue from external customers . . . .   $   408.8   $   26.3     $   435.1
Net investment income . . . . . . . . .       302.8       13.5         316.3
                                          ---------   --------     ---------
Segment revenues. . . . . . . . . . . .       711.6       39.8         751.4
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
                                          ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . .       684.6       42.0         726.6
                                          =========   ========     =========
NET INCOME:
Segment after-tax operating income. . .       128.8        1.5         130.3
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (17.5)       1.4         (16.1)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . .        (6.2)      (0.3)         (6.5)
                                          ---------   --------     ---------
Net income. . . . . . . . . . . . . . .       105.1        2.6         107.7
                                          =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . .         8.6        0.2           8.8
Carrying value of investments accounted
 for by the equity method . . . . . . .       103.1        7.4         110.5
Amortization of deferred policy
 acquisition costs. . . . . . . . . . .        90.1       14.7         104.8
Income tax expense. . . . . . . . . . .        55.3        0.5          55.8
Segment assets. . . . . . . . . . . . .    12,256.6    1,638.8      13,895.4
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (34.0)       3.8         (30.2)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . .         7.0       (1.6)          5.4
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization
 of deferred policy acquisition costs
 -- per consolidated financial
 statements . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
Less income tax effect. . . . . . . . .         9.5       (0.8)          8.7
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment
 made to calculate segment operating
 income . . . . . . . . . . . . . . . .   $   (17.5)  $    1.4     $   (16.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                          ASSET
YEAR ENDED DECEMBER 31, 2002                PROTECTION  GATHERING  CONSOLIDATED
-----------------------------------------   ----------  ---------  ------------
                                                       (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . .   $   384.2   $   31.6     $   415.8
Net investment income . . . . . . . . . .       266.8        3.3         270.1
                                            ---------   --------     ---------
Segment revenues. . . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                            ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                            =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . .       140.2       (8.1)        132.1
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
Class action lawsuit. . . . . . . . . . .        (4.5)        --          (4.5)
Restructuring charges . . . . . . . . . .         0.3         --           0.3
                                            ---------   --------     ---------
Net income. . . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                            =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $     4.2   $     --     $     4.2
Carrying value of investments accounted
 for by the equity method . . . . . . . .        50.1        1.7          51.8
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .        28.8       31.2          60.0
Income tax expense. . . . . . . . . . . .        65.3       (6.9)         58.4
Segment assets. . . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .         7.5         --           7.5
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (20.4)      (0.4)        (20.8)
Less income tax effect. . . . . . . . . .         7.5        0.2           7.7
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (12.9)  $   (0.2)    $   (13.1)
                                            =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                          ASSET
YEAR ENDED DECEMBER 31, 2001                PROTECTION  GATHERING  CONSOLIDATED
-----------------------------------------   ----------  ---------  ------------
                                                       (IN MILLIONS)
REVENUES:
Revenues from external customers. . . . .   $  385.1    $   64.4     $   449.5
Net investment income . . . . . . . . . .      229.2        (2.2)        227.0
                                            --------    --------     ---------
Segment revenues. . . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                            --------    --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                            ========    ========     =========
NET INCOME:
Segment after-tax operating income. . . .   $  130.0    $   22.2     $   152.2
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (5.6)         --          (5.6)
Surplus tax . . . . . . . . . . . . . . .        9.1          --           9.1
Class action lawsuit. . . . . . . . . . .       (9.2)         --          (9.2)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                            --------    --------     ---------
Net income. . . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                            ========    ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $    2.7          --     $     2.7
Carrying value of investments accounted
 for by the equity method . . . . . . . .       27.7          --          27.7
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .       46.6    $   20.5          67.1
Income tax expense. . . . . . . . . . . .       54.8         7.4          62.2
Segment assets. . . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .        1.5          --           1.5
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (9.0)         --          (9.0)
Less income tax effect. . . . . . . . . .        3.4          --           3.4
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (5.6)         --     $    (5.6)
                                            ========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  The fair value for equity securities is based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                    DECEMBER 31,
                                       ---------------------------------------
                                              2003                2002
                                       ------------------  -------------------
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------   --------
                                                   (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . . . .   $   78.7  $   78.8  $   83.8   $   83.3
 Available-for-sale. . . . . . . . .    3,786.9   3,786.9   3,011.3    3,011.3
Equity securities:
 Available-for-sale. . . . . . . . .       41.7      41.7      11.9       11.9
Mortgage loans on real estate. . . .      883.0     943.4     668.4      718.8
Policy loans . . . . . . . . . . . .      370.9     370.9     359.4      359.4
Short-term investments . . . . . . .       10.1      10.1       0.1        0.1
Cash and cash equivalents. . . . . .       67.7      67.7     202.9      202.9
Derivatives:
 Interest rate swap agreements . . .        4.4       4.4       3.7        3.7
 Interest rate cap agreements. . . .        1.1       1.1       1.4        1.4
 Interest rate floor agreements. . .       12.6      12.6      14.2       14.2
 Equity collar agreements. . . . . .        0.1       0.1       0.3        0.3
LIABILITIES:
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .   $  276.6  $  281.1  $  203.6   $  186.7
Derivatives:
 Interest rate swap agreements . . .       54.8      54.8      59.0       59.0
Commitments. . . . . . . . . . . . .         --     229.7        --       93.3

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                                                ACCUMULATED
                                                             GROSS CARRYING    AMORTIZATION     NET CARRYING
                                                                 AMOUNT      AND OTHER CHANGES     AMOUNT
                                                             --------------  -----------------  ------------
                                                                              (IN MILLIONS)
DECEMBER 31, 2003
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .        $25.0            $(22.7)            $2.3
DECEMBER 31, 2002
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .         25.0             (19.0)             6.0

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                --------------------------------
                                                                  2003        2002        2001
                                                                --------    --------    --------
                                                                          (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
VOBA amortization, net of tax of $0.3
 million,  $0.4 million and $0.6 million. . . . . . . . .          $0.6        $0.7        $1.0

                                                                                   TAX EFFECT    NET EXPENSE
                                                                                   ----------    -----------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,        (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.2           0.4
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.2           0.4
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.2           0.4
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.2           0.4
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.2           0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET
                                          PROTECTION  GATHERING  CONSOLIDATED
                                          ----------  ---------  ------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:                                                    --
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----        ---         -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====        ===         =====

                                                        ASSET
                                          PROTECTION  GATHERING  CONSOLIDATED
                                          ----------  ---------  ------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .     $ 6.0         --         $ 6.0
Amortization and other changes during
 2003:                                                    --
Amortization. . . . . . . . . . . . . .      (0.9)        --          (0.9)
Adjustment to unrealized gains on
 securities available-for-sale. . . . .      (2.8)        --          (2.8)
                                            -----        ---         -----
VOBA balance at December 31, 2003 . . .     $ 2.3         --         $ 2.3
                                            =====        ===         =====

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S of
 John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas (SC), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Investors Growth, MFS Research Series IC, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2003

                           LARGE                                 EMERGING
                            CAP       FUNDAMENTAL    ACTIVE       MARKETS     FINANCIAL
                           GROWTH       GROWTH        BOND        EQUITY      INDUSTRIES
                         SUBACCOUT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  -----------  -----------  -----------   ----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
  Outside Trust, at
  value . . . . . . .             --          --            --           --          --
                        ------------  ----------   -----------  -----------    --------
Total Assets. . . . .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
NET ASSETS:
Contracts in
 accumulation . . . .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ------------  ----------   -----------  -----------    --------
Total net assets. . .   $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
Units outstanding . .      5,149,639     199,811     3,600,381    1,704,956      53,736
                        ============  ==========   ===========  ===========    ========
Unit value (in
 accumulation). . . .   $      20.50  $     7.26   $     20.33  $     10.74    $  11.29
                        ============  ==========   ===========  ===========    ========

                        INTERNATIONAL    SMALL
                           EQUITY          CAP        HEALTH     OVERSEAS     EARNINGS
                            INDEX        GROWTH      SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  -----------  ----------  ----------   -----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
  Outside Trust, at
  value . . . . . . .             --            --          --          --            --
                         -----------   -----------  ----------  ----------   -----------
Total Assets. . . . .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         -----------   -----------  ----------  ----------   -----------
Total net assets. . .    $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
Units outstanding . .      3,105,455     2,291,067     222,953     563,169     2,917,248
                         ===========   ===========  ==========  ==========   ===========
Unit value (in
 accumulation). . . .    $     14.37   $     13.54  $    10.30  $    14.74   $     12.30
                         ===========   ===========  ==========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                                       LARGE      LARGE CAP
                         MID CAP        CAP         VALUE     FUNDAMENTAL      MONEY
                          VALUE        VALUE         CORE        VALUE         MARKET
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                        ----------  ------------  ----------  -----------   ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
  Outside Trust, at
  value . . . . . . .           --            --          --           --             --
                        ----------  ------------  ----------  -----------   ------------
Total Assets. . . . .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
NET ASSETS:
Contracts in
 accumulation . . . .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ----------  ------------  ----------  -----------   ------------
Total net assets. . .   $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
Units outstanding . .      572,396     6,515,929     517,429    3,170,458     16,166,195
                        ==========  ============  ==========  ===========   ============
Unit value (in
 accumulation). . . .   $    13.67  $      19.67  $    10.35  $     10.18   $      13.86
                        ==========  ============  ==========  ===========   ============

                         SMALL/MID                  LARGE
                            CAP         BOND         CAP       SMALL/MID     SMALL CAP
                          GROWTH        INDEX      GROWTH B    CAP CORE        VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ----------  -----------   -----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
  Outside Trust, at
  value . . . . . . .            --           --          --           --            --
                        -----------  -----------  ----------  -----------   -----------
Total Assets. . . . .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        -----------  -----------  ----------  -----------   -----------
Total net assets. . .   $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
Units outstanding . .     2,167,472    3,959,604     450,211    2,931,984     3,406,357
                        ===========  ===========  ==========  ===========   ===========
Unit value (in
 accumulation). . . .   $     19.83  $     14.20  $     6.72  $     13.90   $     14.94
                        ===========  ===========  ==========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                           REAL                                    TOTAL
                          ESTATE       GROWTH &                    RETURN     SHORT-TERM
                          EQUITY        INCOME       MANAGED        BOND         BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  ------------  ------------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
  Outside Trust, at
  value . . . . . . .            --            --            --          --            --
                        -----------  ------------  ------------  ----------   -----------
Total Assets. . . . .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        -----------  ------------  ------------  ----------   -----------
Total net assets. . .   $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
Units outstanding . .     1,034,584     6,073,982     4,069,197     659,225     3,535,438
                        ===========  ============  ============  ==========   ===========
Unit value (in
 accumulation). . . .   $     28.33  $      22.71  $      31.21  $    10.20   $     16.20
                        ===========  ============  ============  ==========   ===========



                         SMALL CAP
                         EMERGING    INTERNATIONAL     EQUITY     HIGH YIELD      GLOBAL
                          GROWTH     OPPORTUNITIES     INDEX         BOND          BOND
                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -------------  ------------  -----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
  Outside Trust, at
  value . . . . . . .            --            --             --           --            --
                        -----------   -----------   ------------  -----------   -----------
Total Assets. . . . .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        -----------   -----------   ------------  -----------   -----------
Total net assets. . .   $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
Units outstanding . .     3,223,829     3,589,916     16,779,865    2,316,918     1,308,518
                        ===========   ===========   ============  ===========   ===========
Unit value (in
 accumulation). . . .   $     11.33   $     11.73   $      17.69  $     10.20   $     18.32
                        ===========   ===========   ============  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                           BRANDES       TURNER       FRONTIER       BUSINESS      AIM V.I.
                        INTERNATIONAL     CORE        CAPITAL     OPPORTUNITIES    PREMIER
                           EQUITY        GROWTH     APPRECIATION      VALUE         EQUITY
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -------------  -----------  ------------  -------------   ----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .             --            --           --            --             --
  Outside Trust, at
  value . . . . . . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         -----------   -----------  -----------    ----------     ----------
Total Assets. . . . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         ===========   ===========  ===========    ==========     ==========
NET ASSETS:
Contracts in
 accumulation . . . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         -----------   -----------  -----------    ----------     ----------
Total net assets. . .    $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                         ===========   ===========  ===========    ==========     ==========
Units outstanding . .      3,927,662     1,783,647    2,323,728       275,273        261,213
                         ===========   ===========  ===========    ==========     ==========
Unit value (in
 accumulation). . . .    $     19.25   $     17.42  $     24.51    $    10.17     $     9.91
                         ===========   ===========  ===========    ==========     ==========

                         AIM V.I.
                          CAPITAL                                                      JANUS ASPEN
                        DEVELOPMENT  FIDELITY VIP  FIDELITY VIP II   FIDELITY VIP II     GLOBAL
                          SERIES        GROWTH        CONTRAFUND      OVERSEAS (SC)    TECHNOLOGY
                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                        -----------  ------------  ---------------   ---------------   -----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .          --             --              --               --              --
  Outside Trust, at
  value . . . . . . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         --------    -----------     -----------       ----------      ----------
Total Assets. . . . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         ========    ===========     ===========       ==========      ==========
NET ASSETS:
Contracts in
 accumulation . . . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         --------    -----------     -----------       ----------      ----------
Total net assets. . .    $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                         ========    ===========     ===========       ==========      ==========
Units outstanding . .      35,341        776,980       1,807,728           69,065         416,541
                         ========    ===========     ===========       ==========      ==========
Unit value (in
 accumulation). . . .    $  10.13    $     14.69     $     14.46       $    15.26      $     3.64
                         ========    ===========     ===========       ==========      ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                          JANUS
                          ASPEN       MFS NEW       MFS         MFS
                        WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                          GROWTH      SERIES       GROWTH    SERIES IC      EQUITY
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  -----------  ----------  ----------   ----------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
  Trust I, at value .           --           --          --         --          --
  Outside Trust, at
  value . . . . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total Assets. . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
NET ASSETS:
Contracts in
 accumulation . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total net assets. . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
Units outstanding . .      546,498    1,237,879     276,080     15,403       6,495
                        ==========  ===========  ==========   ========     =======
Unit value (in
 accumulation). . . .   $     5.90  $      9.48  $     8.50   $  14.69     $ 12.43
                        ==========  ===========  ==========   ========     =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                             STATEMENT OF OPERATIONS

                                DECEMBER 31, 2003

                                 LARGE                                   EMERGING
                                  CAP        FUNDAMENTAL    ACTIVE       MARKETS      FINANCIAL
                                 GROWTH        GROWTH        BOND         EQUITY     INDUSTRIES
                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                              -------------  -----------  ------------  ----------   ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $    483,479    $     --    $ 3,261,437   $  216,706    $  6,705
                              ------------    --------    -----------   ----------    --------
Total investment
 income . . . . . . . . . .        483,479          --      3,261,437      216,706       6,705
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .        213,393       2,796        112,318       25,417         898
                              ------------    --------    -----------   ----------    --------
Net investment income
 (loss) . . . . . . . . . .        270,086      (2,796)     3,149,119      191,289       5,807
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .    (19,176,158)     44,758        955,602      739,013       7,636
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .        141,182     118,261      1,816,450      634,949       1,083
                              ------------    --------    -----------   ----------    --------
Realized gains
 (losses) . . . . . . . . .    (19,034,976)    163,019      2,772,052    1,373,962       8,719
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .     40,182,443     308,423     (1,419,934)   4,389,813      86,713
                              ------------    --------    -----------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $ 21,417,553    $468,646    $ 4,501,237   $5,955,064    $101,239
                              ============    ========    ===========   ==========    ========


                              INTERNATIONAL     SMALL
                                 EQUITY          CAP         HEALTH     OVERSEAS     EARNINGS
                                  INDEX        GROWTH       SCIENCES     EQUITY       GROWTH
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              -------------  -----------   ----------  ----------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $   949,642    $        --   $  4,732    $  265,114   $    19,824
                              -----------    -----------   --------    ----------   -----------
Total investment
 income . . . . . . . . . .       949,642             --      4,732       265,114        19,824
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .        74,364         64,816      2,956        17,051        79,577
                              -----------    -----------   --------    ----------   -----------
Net investment income
 (loss) . . . . . . . . . .       875,278        (64,816)     1,776       248,063       (59,753)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .    (1,009,356)    (2,147,497)   (13,768)      161,939    (6,263,495)
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .       275,332        429,866     47,556       187,035       561,908
                              -----------    -----------   --------    ----------   -----------
Realized gains
 (losses) . . . . . . . . .      (734,024)    (1,717,631)    33,788       348,974    (5,701,587)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .    14,131,864      8,976,914    373,349     1,295,568    13,140,170
                              -----------    -----------   --------    ----------   -----------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $14,273,118    $ 7,194,467   $408,913    $1,892,605   $ 7,378,830
                              ===========    ===========   ========    ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                MID CAP VALUE
                                  SUBACCOUNT                      LARGE
                                 PERIOD FROM        LARGE          CAP
                                MAY 1, 2003(*)       CAP          VALUE     FUNDAMENTAL      MONEY
                               TO DECEMBER 31,      VALUE         CORE         VALUE         MARKET
                                     2003        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                               ---------------   -----------   ----------   -----------    ----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .        $  9,560      $ 2,016,844   $   56,028   $   422,692    $2,593,780
                                   --------      -----------   ----------   -----------    ----------
Total investment
 income . . . . . . . . . .           9,560        2,016,844       56,028       422,692     2,593,780
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .             477          151,098        4,609        72,701       276,212
                                   --------      -----------   ----------   -----------    ----------
Net investment income . . .           9,083        1,865,746       51,419       349,991     2,317,568
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .          31,323       (3,263,559)     (23,957)   (1,429,196)           --
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .         241,277        1,775,383      173,542        31,771            --
                                   --------      -----------   ----------   -----------    ----------
Realized gains
 (losses) . . . . . . . . .         272,600       (1,488,176)     149,585    (1,397,425)           --
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .         546,210       25,249,562      885,494     8,589,623            --
                                   --------      -----------   ----------   -----------    ----------
Net increase in net
 assets resulting from
 operations . . . . . . . .        $827,893      $25,627,132   $1,086,498   $ 7,542,189    $2,317,568
                                   ========      ===========   ==========   ===========    ==========


                                SMALL/MID       BOND       LARGE CAP    SMALL/MID     SMALL CAP
                               CAP GROWTH       INDEX       GROWTH B    CAP CORE        VALUE
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                               -----------   -----------   ----------  -----------   -----------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .    $        --   $ 2,756,710   $      --   $   136,852   $   252,432
                               -----------   -----------   ---------   -----------   -----------
Total investment
 income . . . . . . . . . .             --     2,756,710          --       136,852       252,432
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .         56,087        62,844       2,288        35,468        37,379
                               -----------   -----------   ---------   -----------   -----------
Net investment income
 (loss) . . . . . . . . . .        (56,087)    2,693,866      (2,288)      101,384       215,053
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . .        (65,884)      725,817    (274,135)       79,845       385,489
 Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .      2,777,295       247,517     392,561     3,351,041     1,904,310
                               -----------   -----------   ---------   -----------   -----------
Realized gains. . . . . . .      2,711,411       973,334     118,426     3,430,886     2,289,799
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .     10,132,667    (1,818,040)    515,948     8,521,567     9,889,844
                               -----------   -----------   ---------   -----------   -----------
Net increase in net
 assets resulting from
 operations . . . . . . . .    $12,787,991   $ 1,849,160   $ 632,086   $12,053,837   $12,394,696
                               ===========   ===========   =========   ===========   ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                                                       TOTAL RETURN BOND
                                                                           SUBACCOUNT
                                  REAL                                     PERIOD FROM
                                 ESTATE      GROWTH &                    MAY 1, 2003(*)     SHORT-TERM
                                 EQUITY       INCOME        MANAGED      TO DECEMBER 31,       BOND
                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT          2003          SUBACCOUNT
                               ----------  -------------  ------------  -----------------  -------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . . .  $1,223,849  $  1,228,319   $ 3,996,043       $31,073         $1,857,677
                               ----------  ------------   -----------       -------         ----------
Total investment
 income . . . . . . . . . . .   1,223,849     1,228,319     3,996,043        31,073          1,857,677
Expenses:
 Mortality & expense
  risk. . . . . . . . . . . .      43,911       425,394       559,002           461             76,719
                               ----------  ------------   -----------       -------         ----------
Net investment income           1,179,938       802,925     3,437,041        30,612          1,780,958
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . . .      10,565   (16,445,257)   (5,363,585)       (2,781)           232,006
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . . .     819,953       661,563       531,884        27,871                 --
                               ----------  ------------   -----------       -------         ----------
Realized gains
 (losses) . . . . . . . . . .     830,518   (15,783,694)   (4,831,701)       25,090            232,006
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . . .   5,994,959    42,194,328    23,017,640        22,417           (744,427)
                               ----------  ------------   -----------       -------         ----------
Net increase in net
 assets resulting from
 operations . . . . . . . . .  $8,005,415  $ 27,213,559   $21,622,980       $78,119         $1,268,537
                               ==========  ============   ===========       =======         ==========

                                SMALL CAP
                                EMERGING     INTERNATIONAL     EQUITY      HIGH YIELD       GLOBAL
                                 GROWTH      OPPORTUNITIES     INDEX          BOND           BOND
                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                               ------------  -------------  -------------  ----------    ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . . .  $    27,497   $   504,912    $  6,195,035   $1,438,291     $1,195,342
                               -----------   -----------    ------------   ----------     ----------
Total investment
 income . . . . . . . . . . .       27,497       504,912       6,195,035    1,438,291      1,195,342
Expenses:
 Mortality & expense
  risk. . . . . . . . . . . .       53,403        82,452         364,573       37,937         43,067
                               -----------   -----------    ------------   ----------     ----------
Net investment income
 (loss) . . . . . . . . . . .      (25,906)      422,460       5,830,462    1,400,354      1,152,275
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . . .   (1,245,126)     (852,203)    (16,521,389)      28,942        718,554
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . . .    4,894,125            --       1,411,441       60,598        422,730
                               -----------   -----------    ------------   ----------     ----------
Realized gains
 (losses) . . . . . . . . . .    3,648,999      (852,203)    (15,109,948)      89,540      1,141,284
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . . .    8,251,266    10,673,193      72,853,821    1,664,579        755,398
                               -----------   -----------    ------------   ----------     ----------
Net increase in net
 assets resulting from
 operations . . . . . . . . .  $11,874,359   $10,243,450    $ 63,574,335   $3,154,473     $3,048,957
                               ===========   ===========    ============   ==========     ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                 BRANDES       TURNER        FRONTIER      BUSINESS       AIM V.I.
                              INTERNATIONAL     CORE         CAPITAL     OPPORTUNITIES    PREMIER
                                 EQUITY        GROWTH      APPRECIATION      VALUE         EQUITY
                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                              -------------  ------------  ------------  -------------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . .   $   686,914    $    60,806   $        --     $ 16,953      $   7,334
                              -----------    -----------   -----------     --------      ---------
Total investment
 income . . . . . . . . . .       686,914         60,806            --       16,953          7,334
Expenses:
 Mortality & expense
  risk. . . . . . . . . . .        28,692         12,077        19,370          826          4,062
                              -----------    -----------   -----------     --------      ---------
Net investment income
 (loss) . . . . . . . . . .       658,222         48,729       (19,370)      16,127          3,272
Realized gain (loss)
 on investments:
 Realized (losses) on
  sale of portfolio
  shares. . . . . . . . . .    (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . .            --             --            --           --             --
                              -----------    -----------   -----------     --------      ---------
Realized (losses) . . . . .    (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . .    25,475,792     10,420,662    18,593,925      504,092        763,075
                              -----------    -----------   -----------     --------      ---------
Net increase in net
 assets resulting from
 operations . . . . . . . .   $22,132,824    $ 6,281,416   $15,909,835     $501,230      $ 546,341
                              ===========    ===========   ===========     ========      =========

                                                       AIM V.I.                                                        JANUS ASPEN
                                                       CAPITAL        FIDELITY VIP II  FIDELITY VIP  FIDELITY VIP II     GLOBAL
                                                  DEVELOPMENT SERIES    CONTRAFUND        GROWTH      OVERSEAS (SC)    TECHNOLOGY
                                                      SUBACCOUNT        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  ------------------  ---------------  ------------  ---------------  -------------
Investment Income:
 Distributions received from the net investment
 income of the underlying portfolio . . . . . .        $    --          $   55,294     $   14,576       $    703       $      --
                                                       -------          ----------     ----------       --------       ---------
Total investment income . . . . . . . . . . . .             --              55,294         14,576            703              --
Expenses:
 Mortality & expense risk . . . . . . . . . . .            147              20,539          8,308          1,303           2,318
                                                       -------          ----------     ----------       --------       ---------
Net investment income (loss). . . . . . . . . .           (147)             34,755          6,268           (600)         (2,318)
Realized gain (loss) on investments:
 Realized gains (losses) on sale of portfolio
  shares. . . . . . . . . . . . . . . . . . . .           (740)            (11,434)      (409,481)        98,617        (157,406)
  Distributions received from realized capital
  gains
  of the underlying portfolio . . . . . . . . .             --                  --             --             --              --
                                                       -------          ----------     ----------       --------       ---------
Realized gains (losses) . . . . . . . . . . . .           (740)            (11,434)      (409,481)        98,617        (157,406)
Change in unrealized appreciation (depreciation)
 during the year. . . . . . . . . . . . . . . .         57,475           4,479,688      3,033,463        151,169         583,913
                                                       -------          ----------     ----------       --------       ---------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .        $56,588          $4,503,009     $2,630,250       $249,186       $ 424,189
                                                       =======          ==========     ==========       ========       =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                  JANUS ASPEN    MFS NEW       MFS         MFS
                                   WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                                    GROWTH       SERIES       GROWTH    SERIES IC      EQUITY
                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                  -----------  -----------  ----------  ----------  ------------
Investment Income:
 Distributions
 received from the net
 investment
 income of the
 underlying portfolio . . . . .   $  23,822    $       --   $     --     $ 1,778      $   123
                                  ---------    ----------   --------     -------      -------
Total investment
 income . . . . . . . . . . . .      23,822            --         --       1,778          123
Expenses:
 Mortality & expense
  risk. . . . . . . . . . . . .       4,499         7,939      1,536         478           --
                                  ---------    ----------   --------     -------      -------
Net investment income
 (loss) . . . . . . . . . . . .      19,323        (7,939)    (1,536)      1,300          123
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . . . . .    (248,485)     (445,340)    (2,347)     (3,377)       1,528
  Distributions
  received from
  realized capital
  gains
  of the underlying
  portfolio . . . . . . . . . .          --            --         --          --          356
                                  ---------    ----------   --------     -------      -------
Realized gains
 (losses) . . . . . . . . . . .    (248,485)     (445,340)    (2,347)     (3,377)       1,884
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . . . . .     856,960     3,314,067    206,518      49,117        9,252
                                  ---------    ----------   --------     -------      -------
Net increase in net
 assets resulting from
 operations . . . . . . . . . .   $ 627,798    $2,860,788   $202,635     $47,040      $11,259
                                  =========    ==========   ========     =======      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                       STATEMENT OF CHANGES IN NET ASSETS


                        FOR THE YEARS ENDED DECEMBER 31,

                                  LARGE CAP GROWTH            FUNDAMENTAL GROWTH
                                     SUBACCOUNT                   SUBACCOUNT
                             ----------------------------  ----------------------------
                                 2003           2002          2003           2002
                             -------------  -------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .  $    270,086   $     83,397   $    (2,796)   $    (2,293)
 Realized gains
  (losses). . . . . . . . .   (19,034,976)   (28,665,386)      163,019       (125,623)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .    40,182,443     (2,921,044)      308,423       (245,274)
                             ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .    21,417,553    (31,503,033)      468,646       (373,190)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    34,288,046     37,876,263     1,606,326      2,165,262
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (30,551,344)   (37,675,151)   (2,208,482)    (1,126,213)
                             ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     3,736,702        201,112      (602,156)     1,039,049
                             ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .    25,154,255    (31,301,921)     (133,510)       665,859
Net assets at the
 beginning of the year         80,402,878    111,704,799     1,584,302        918,443
                             ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . .  $105,557,133   $ 80,402,878   $ 1,450,792    $ 1,584,302
                             ============   ============   ===========    ===========

                                    ACTIVE BOND             EMERGING MARKETS EQUITY
                                    SUBACCOUNT                    SUBACCOUNT
                            ----------------------------  ------------------------------
                                2003           2002           2003            2002
                            -------------  -------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income      $  3,149,119   $  3,407,605   $    191,289    $      4,053
 Realized gains . . . . .      2,772,052        681,395      1,373,962         465,979
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .     (1,419,934)       571,777      4,389,813      (1,366,976)
                            ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .      4,501,237      4,660,777      5,955,064        (896,944)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .     55,635,739     39,617,023     40,300,271      41,707,506
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .    (58,513,353)   (38,963,331)   (36,386,971)    (38,386,989)
                            ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .     (2,877,614)       653,692      3,913,300       3,320,517
                            ------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . . . .      1,623,623      5,314,469      9,868,364       2,423,573
Net assets at the
 beginning of the year        71,583,878     66,269,409      8,442,791       6,019,218
                            ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . .   $ 73,207,501   $ 71,583,878   $ 18,311,155    $  8,442,791
                            ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                               FINANCIAL INDUSTRIES     INTERNATIONAL EQUITY INDEX
                                    SUBACCOUNT,                 SUBACCOUNT
                              -----------------------   ------------------------------
                                2003         2002           2003            2002
                              ----------  ------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $   5,807   $     2,062   $    875,278    $    489,153
 Realized gains
  (losses). . . . . . . . .       8,719       (88,357)      (734,024)     (3,024,346)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      86,713       (20,939)    14,131,864      (2,137,219)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     101,239      (107,234)    14,273,118      (4,672,412)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     732,297     2,052,380     53,194,854      52,080,239
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (478,505)   (1,827,686)   (49,657,614)    (49,462,024)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     244,792       224,694      3,537,240       2,618,215
                              ---------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     346,031       117,460     17,810,358      (2,054,197)
Net assets at the
 beginning of the year          260,548       143,088     26,807,353      28,861,550
                              ---------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .   $ 606,579   $   260,548   $ 44,617,711    $ 26,807,353
                              =========   ===========   ============    ============

                                  SMALL CAP GROWTH               HEALTH SCIENCES
                                     SUBACCOUNT                     SUBACCOUNT
                             ----------------------------  ----------------------------
                                 2003           2002          2003           2002
                             -------------  -------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .  $    (64,816)  $    (67,628)  $     1,776    $      (121)
 Realized gains
  (losses). . . . . . . . .    (1,717,631)    (7,375,528)       33,788       (247,244)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     8,976,914     (3,121,699)      373,349       (146,395)
                             ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     7,194,467    (10,564,855)      408,913       (393,760)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    36,717,076     36,888,883     4,016,274      3,298,777
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (37,620,257)   (38,536,363)   (3,131,327)    (3,442,934)
                             ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .      (903,181)    (1,647,480)      884,947       (144,157)
                             ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     6,291,286    (12,212,335)    1,293,860       (537,917)
Net assets at the
 beginning of the year         24,739,182     36,951,517     1,002,739      1,540,656
                             ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . .  $ 31,030,468   $ 24,739,182   $ 2,296,599    $ 1,002,739
                             ============   ============   ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                  OVERSEAS EQUITY               EARNINGS GROWTH
                                     SUBACCOUNT                   SUBACCOUNT
                             ---------------------------   -----------------------------
                                 2003          2002           2003            2002
                             -------------  ------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .  $    248,063   $    34,981   $    (59,753)   $    (83,648)
 Realized gains
  (losses). . . . . . . . .       348,974      (172,452)    (5,701,587)    (25,770,661)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .     1,295,568       (72,467)    13,140,170      11,561,491
                             ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     1,892,605      (209,938)     7,378,830     (14,292,818)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    12,037,606     2,259,080     18,717,634      24,299,152
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .   (10,130,778)   (1,716,808)   (20,794,472)    (23,438,724)
                             ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     1,906,828       542,272     (2,076,838)        860,428
                             ------------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     3,799,433       332,334      5,301,992     (13,432,390)
Net assets at the
 beginning of the year          4,503,560     4,171,226     30,566,412      43,998,802
                             ------------   -----------   ------------   -------------
Net assets at the end
 of the year. . . . . . . .  $  8,302,993   $ 4,503,560   $ 35,868,404    $ 30,566,412
                             ============   ===========   ============    ============


                                       MID CAP VALUE             LARGE CAP VALUE
                                     SUBACCOUNT PERIOD             SUBACCOUNT
                                    FROM MAY 1, 2003(*)   ------------------------------
                                    TO DECEMBER 31, 2003      2003            2002
                                    --------------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income . . . . . .      $     9,083       $  1,865,746    $  1,216,297
 Realized gains (losses)                    272,600         (1,488,176)       (230,566)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . . . . . .          546,210         25,249,562     (12,624,257)
                                        -----------       ------------    ------------
Net increase (decrease)
 in net assets resulting
 from operations . . . . . . . . .          827,893         25,627,132     (11,638,526)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans. . . . . . . . .       10,915,880        101,763,482      57,052,514
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans . . . . . . . .       (3,917,076)       (82,592,321)    (44,499,260)
                                        -----------       ------------    ------------
Net increase in net
 assets resulting from
 policy transactions . . . . . . .        6,998,804         19,171,161      12,553,254
                                        -----------       ------------    ------------
Total increase in net
 assets. . . . . . . . . . . . . .        7,826,697         44,798,293         914,728
Net assets at the
 beginning of the year . . . . . .               --         83,400,781      82,486,053
                                        -----------       ------------    ------------
Net assets at the end of
 the year. . . . . . . . . . . . .      $ 7,826,697       $128,199,074    $ 83,400,781
                                        ===========       ============    ============

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                  LARGE CAP VALUE CORE           FUNDAMENTAL VALUE
                                       SUBACCOUNT                   SUBACCOUNT
                                --------------------------  ------------------------------
                                   2003          2002           2003            2002
                                ------------  ------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income          $    51,419   $    33,921   $    349,991    $    380,817
 Realized gains
  (losses). . . . . . . . . .       149,585      (204,465)    (1,397,425)     (2,241,603)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . .       885,494      (489,473)     8,589,623      (5,879,168)
                                -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . . .     1,086,498      (660,017)     7,542,189      (7,739,954)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . . .     4,500,988     4,589,142     23,609,822      28,755,601
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . . .    (3,634,461)   (2,973,259)   (29,754,228)    (32,019,285)
                                -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . . .       866,527     1,615,883     (6,144,406)     (3,263,684)
                                -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . . .     1,953,025       955,866      1,397,783     (11,003,638)
Net assets at the
 beginning of the year            3,401,244     2,445,378     30,881,929      41,885,567
                                -----------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . . . .   $ 5,354,269   $ 3,401,244   $ 32,279,712    $ 30,881,929
                                ===========   ===========   ============    ============

                                        MONEY MARKET               SMALL/MID CAP GROWTH
                                         SUBACCOUNT                     SUBACCOUNT
                                ------------------------------  ------------------------------
                                    2003            2002            2003            2002
                                --------------  --------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . . .   $   2,317,568   $   3,015,486   $    (56,087)   $    (45,236)
 Realized gains
  (losses). . . . . . . . . .              --              --      2,711,411        (652,613)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . .              --              --     10,132,667      (5,141,752)
                                -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . . .       2,317,568       3,015,486     12,787,991      (5,839,601)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . . .     470,866,873     622,926,042     53,573,957      26,500,998
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . . .    (545,082,074)   (524,941,640)   (45,599,890)    (25,896,023)
                                -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . . .     (74,215,201)     97,984,402      7,974,067         604,975
                                -------------   -------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . . .     (71,897,633)    100,999,888     20,762,058      (5,234,626)
Net assets at the
 beginning of the year            295,899,299     194,899,411     22,211,720      27,446,346
                                -------------   -------------   ------------    ------------
Net assets at the end
 of the year. . . . . . . . .   $ 224,001,666   $ 295,899,299   $ 42,973,778    $ 22,211,720
                                =============   =============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                BOND INDEX               LARGE CAP GROWTH B
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002           2003           2002
                        ------------   ------------   ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $  2,693,866   $  2,507,741   $     (2,288)  $     (3,601)
 Realized gains
  (losses). . . . . . .      973,334      1,151,547        118,426       (480,738)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .   (1,818,040)     1,139,417        515,948       (557,545)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    1,849,160      4,798,705        632,086     (1,041,884)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   99,287,622     80,399,233      3,265,651      4,377,608
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (94,834,398)   (63,484,146)    (2,866,954)    (3,888,337)
                        ------------   ------------   ------------   ------------
Net increase in net
 assets resulting from
 policy transactions. .    4,453,224     16,915,087        398,697        489,271
                        ------------   ------------   ------------   ------------
Total increase
 (decrease) in net
 assets . . . . . . . .    6,302,384     21,713,792      1,030,783       (552,613)
Net assets at the
 beginning of the year.   49,916,875     28,203,083      1,995,528      2,548,141
                        ------------   ------------   ------------   ------------
Net assets at the end
 of the year. . . . . . $ 56,219,259   $ 49,916,875   $  3,026,311   $  1,995,528
                        ============   ============   ============   ============

                            SMALL/MID CAP CORE              SMALL CAP VALUE
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002           2003           2002
                        ------------   ------------   ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $    101,384   $     63,156   $    215,053   $    122,331
 Realized gains
  (losses). . . . . . .    3,430,886       (308,323)     2,289,799        635,407
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .    8,521,567     (3,202,266)     9,889,844     (2,727,447)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .   12,053,837     (3,447,433)    12,394,696     (1,969,709)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   51,293,724     36,033,748     64,341,888     40,409,930
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (41,969,316)   (30,066,959)   (51,449,032)   (25,090,783)
                        ------------   ------------   ------------   ------------
Net increase in net
 assets resulting from
 policy transactions. .    9,324,408      5,966,789     12,892,856     15,319,147
                        ------------   ------------   ------------   ------------
Total increase in net
 assets . . . . . . . .   21,378,245      2,519,356     25,287,552     13,349,438
Net assets at the
 beginning of the year.   19,376,202     16,856,846     25,592,153     12,242,715
                        ------------   ------------   ------------   ------------
Net assets at the end
 of the year. . . . . . $ 40,754,447   $ 19,376,202   $ 50,879,705   $ 25,592,153
                        ============   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                            REAL ESTATE EQUITY              GROWTH & INCOME
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002           2003           2002
                        ------------   ------------   ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $  1,179,938   $  1,384,016   $    802,925   $    470,951
 Realized gains
  (losses). . . . . . .      830,518       (148,573)   (15,783,694)   (20,620,173)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .    5,994,959     (1,559,197)    42,194,328    (12,527,093)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    8,005,415       (323,754)    27,213,559    (32,676,315)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   31,833,178     37,290,451     45,145,404     32,448,597
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (35,289,899)   (37,766,610)   (46,006,635)   (29,961,195)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .   (3,456,721)      (476,159)      (861,231)     2,487,402
                        ------------   ------------   ------------   ------------
Total increase
 (decrease) in net
 assets . . . . . . . .    4,548,694       (799,913)    26,352,328    (30,188,913)
Net assets at the
 beginning of the year.   24,763,040     25,562,953    111,605,295    141,794,208
                        ------------   ------------   ------------   ------------
Net assets at the end
 of the year. . . . . . $ 29,311,734   $ 24,763,040   $137,957,623   $111,605,295
                        ============   ============   ============   ============


                                                           TOTAL RETURN BOND
                                     MANAGED                   SUBACCOUNT
                                   SUBACCOUNT                PERIOD FROM
                           ---------------------------       MAY 1, 2003(*)
                               2003           2002        TO DECEMBER 31, 2003
                           ------------   ------------    --------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income . . $  3,437,041   $  1,632,444        $   30,612
 Realized gains (losses)     (4,831,701)    (5,214,161)           25,090
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . . .   23,017,640    (14,642,077)           22,417
                           ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from operations . . . . .   21,622,980    (18,223,794)           78,119
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans. . . . .   17,009,077     26,991,042         7,477,407
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans . . . .  (29,438,305)   (20,990,178)         (833,329)
                           ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from
 policy transactions . . .  (12,429,228)     6,000,864         6,644,078
                           ------------   ------------        ----------
Total increase (decrease)
 in net assets . . . . . .    9,193,752    (12,222,930)        6,722,197
Net assets at the
 beginning of the year . .  117,787,335    130,010,265                --
                           ------------   ------------        ----------
Net assets at the end of
 the year. . . . . . . . . $126,981,087   $117,787,335        $6,722,197
                           ============   ============        ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                              SHORT-TERM BOND          SMALL CAP EMERGING GROWTH
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002           2003            2002
                        ------------   ------------   ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $  1,780,958   $  1,315,066   $    (25,906)  $    (11,292)
 Realized gains
  (losses). . . . . . .      232,006        124,668      3,648,999     (3,197,140)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     (744,427)       336,180      8,251,266     (2,650,422)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    1,268,537      1,775,914     11,874,359     (5,858,854)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   54,405,518     47,343,670     34,150,763     32,771,648
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (45,262,489)   (19,861,486)   (26,448,637)   (35,471,871)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .    9,143,029     27,482,184      7,702,126     (2,700,223)
                        ------------   ------------   ------------   ------------
Total increase
 (decrease) in net
 assets . . . . . . . .   10,411,566     29,258,098     19,576,485     (8,559,077)
Net assets at the
 beginning of the year.   46,860,085     17,601,987     16,938,336     25,497,413
                        ------------   ------------   ------------   ------------
Net assets at the end
 of the year. . . . . . $ 57,271,651   $ 46,860,085   $ 36,514,821   $ 16,938,336
                        ============   ============   ============   ============

                        INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                SUBACCOUNT                    SUBACCOUNT
                        ----------------------------  ---------------------------
                            2003           2002           2003            2002
                        ------------   ------------   ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $    422,460   $    160,245   $  5,830,462   $  2,368,859
 Realized gains
  (losses). . . . . . .     (852,203)    (4,374,098)   (15,109,948)   (26,127,393)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .   10,673,193     (3,202,672)    72,853,821    (26,397,068)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .   10,243,450     (7,416,525)    63,574,335    (50,155,602)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   45,958,954     69,682,177    131,492,733    140,749,405
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (41,761,717)   (70,825,832)   (94,941,983)   (81,159,243)
                        ------------   ------------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .    4,197,237     (1,143,655)    36,550,750     59,590,162
                        ------------   ------------   ------------   ------------
Total increase
 (decrease) in net
 assets . . . . . . . .   14,440,687     (8,560,180)   100,125,085      9,434,560
Net assets at the
 beginning of the year.   27,666,351     36,226,531    196,772,070    187,337,510
                        ------------   ------------   ------------   ------------
Net assets at the end
 of the year. . . . . . $ 42,107,038   $ 27,666,351   $296,897,155   $196,772,070
                        ============   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                HIGH YIELD BOND                  GLOBAL BOND
                                   SUBACCOUNT                    SUBACCOUNT
                        -----------------------------   -----------------------------
                            2003            2002            2003             2002
                        -------------   -------------   -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $   1,400,354   $   1,559,443   $   1,152,275   $     554,381
 Realized gains
  (losses). . . . . . .        89,540      (1,388,367)      1,141,284         608,464
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     1,664,579        (775,067)        755,398       1,309,345
                        -------------   -------------   -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .     3,154,473        (603,991)      3,048,957       2,472,190
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .   108,946,619      61,038,950      33,309,394      21,345,134
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .  (105,994,858)    (53,858,143)    (28,530,267)    (20,374,987)
                        -------------   -------------   -------------   -------------
Net increase in net
 assets resulting from
 policy transactions. .     2,951,761       7,180,807       4,779,127         970,147
                        -------------   -------------   -------------   -------------
Total increase in net
 assets . . . . . . . .     6,106,234       6,576,816       7,828,084       3,442,337
Net assets at the
 beginning of the year.    17,517,358      10,940,542      16,140,039      12,697,702
                        -------------   -------------   -------------   -------------
Net assets at the end
 of the year. . . . . . $  23,623,592   $  17,517,358   $  23,968,123   $  16,140,039
                        =============   =============   =============   =============

                        BRANDES INTERNATIONAL EQUITY        TURNER CORE GROWTH
                                  SUBACCOUNT                     SUBACCOUNT
                        -----------------------------   -----------------------------
                            2003            2002            2003            2002
                        -------------   -------------   -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. $     658,222   $     631,529   $      48,729   $      37,717
 Realized (losses). . .    (4,001,190)     (3,005,405)     (4,187,975)     (3,926,299)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .    25,475,792      (5,765,305)     10,420,662      (2,303,152)
                        -------------   -------------   -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    22,132,824      (8,139,181)      6,281,416      (6,191,734)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .    62,761,778      36,972,167      20,060,733      10,365,878
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .   (56,890,071)    (29,301,027)    (14,067,510)     (7,264,247)
                        -------------   -------------   -------------   -------------
Net increase in net
 assets resulting from
 policy transactions. .     5,871,707       7,671,140       5,993,223       3,101,631
                        -------------   -------------   -------------   -------------
Total increase
 (decrease) in net
 assets . . . . . . . .    28,004,531        (468,041)     12,274,639      (3,090,103)
Net assets at the
 beginning of the year.    47,583,460      48,051,501      18,790,378      21,880,481
                        -------------   -------------   -------------   -------------
Net assets at the end
 of the year. . . . . . $  75,587,991   $  47,583,460   $  31,065,017   $  18,790,378
                        =============   =============   =============   =============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                               FRONTIER CAPITAL                    BUSINESS
                                 APPRECIATION                OPPORTUNITIES VALUE
                                  SUBACCOUNT                      SUBACCOUNT
                        -----------------------------   -------------------------------
                                                                          PERIOD FROM
                                                                         MAY 3, 2002(*)
                            2003            2002            2003        TO DEC. 31,2002
                        -------------   -------------   -------------   ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $     (19,370)  $     (18,241)  $      16,127     $    4,548
 Realized (losses). . .    (2,664,720)     (4,373,502)        (18,989)        (2,492)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .    18,593,925      (4,993,417)        504,092        (89,852)
                        -------------   -------------   -------------     ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .    15,909,835      (9,385,160)        501,230        (87,796)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .    37,438,160      22,057,385       3,628,408        880,705
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .   (26,071,820)    (15,648,234)     (2,078,354)       (45,457)
                        -------------   -------------   -------------     ----------
Net increase in net
 assets resulting from
 policy transactions. .    11,366,340       6,409,151       1,550,054        835,248
                        -------------   -------------   -------------     ----------
Total increase
 (decrease) in net
 assets . . . . . . . .    27,276,175      (2,976,009)      2,051,284        747,452
Net assets at the
 beginning of the year.    29,688,260      32,664,269         747,452             --
                        -------------   -------------   -------------     ----------
Net assets at the end
 of the year. . . . . . $  56,964,435   $  29,688,260   $   2,798,736     $  747,452
                        =============   =============   =============     ==========

                                    AIM V.I.                   AIM V.I. CAPITAL
                                PREMIER EQUITY                DEVELOPMENT SERIES
                                  SUBACCOUNT                      SUBACCOUNT
                        -----------------------------   --------------------------------
                                                                          PERIOD FROM
                                                                        JULY 18, 2002(*)
                            2003             2002            2003       TO DEC. 31, 2002
                        -------------   -------------   -------------   ----------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $       3,272   $       4,811   $        (147)    $       (2)
 Realized gains
  (losses). . . . . . .      (220,006)       (163,108)           (740)             2
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .       763,075        (743,761)         57,475          2,134
                        -------------   -------------   -------------     ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .       546,341        (902,058)         56,588          2,134
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .     2,631,649       3,024,700         414,179         85,712
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .    (2,606,886)     (2,684,355)       (200,420)          (168)
                        -------------   -------------   -------------     ----------
Net increase in net
 assets resulting from
 policy transactions. .        24,763         340,345         213,759         85,544
                        -------------   -------------   -------------     ----------
Total increase
 (decrease) in net
 assets . . . . . . . .       571,104        (561,713)        270,347         87,678
Net assets at the
 beginning of the year.     2,017,240       2,578,953          87,678             --
                        -------------   -------------   -------------     ----------
Net assets at the end
 of the year. . . . . . $   2,588,344   $   2,017,240   $     358,025     $   87,678
                        =============   =============   =============     ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                          FIDELITY VIP II CONTRAFUND         FIDELITY VIP GROWTH
                                 SUBACCOUNT                       SUBACCOUNT
                        -----------------------------    -----------------------------
                             2003            2002             2003            2002
                        -------------   -------------    -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . $      34,755   $      33,360    $       6,268   $        (488)
 Realized (losses). . .       (11,434)       (216,612)        (409,481)       (577,070)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     4,479,688        (666,116)       3,033,463      (1,412,909)
                        -------------   -------------    -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .     4,503,009        (849,368)       2,630,250      (1,990,467)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .    20,754,776      11,666,620        7,647,310       6,021,543
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .   (12,409,687)     (2,775,791)      (5,002,385)     (2,078,066)
                        -------------   -------------    -------------   -------------
Net increase in net
 assets resulting from
 policy transactions. .     8,345,089       8,890,829        2,644,925       3,943,477
                        -------------   -------------    -------------   -------------
Total increase in net
 assets . . . . . . . .    12,848,098       8,041,461        5,275,175       1,953,010
Net assets at the
 beginning of the year.    13,283,126       5,241,665        6,141,922       4,188,912
                        -------------   -------------    -------------   -------------
Net assets at the end
 of the year. . . . . . $  26,131,224   $  13,283,126    $  11,417,097   $   6,141,922
                        =============   =============    =============   =============

                                FIDELITY VIP II                   JANUS ASPEN
                                 OVERSEAS (SC)                GLOBAL TECHNOLOGY
                                   SUBACCOUNT                     SUBACCOUNT
                        -------------------------------  -----------------------------
                                         PERIOD FROM
                                       JULY 10,2002(*)
                             2003      TO DEC. 31, 2002       2003            2002
                        -------------  ----------------  -------------   -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment (loss). $        (600)  $          (5)   $      (2,318)  $      (2,146)
 Realized gains
  (losses). . . . . . .        98,617            (403)        (157,406)       (902,648)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .       151,169          (2,366)         583,913        (314,041)
                        -------------   -------------    -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . .       249,186          (2,774)         424,189      (1,218,835)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .    23,669,738          78,633        3,195,824       2,214,702
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . .   (22,929,794)        (11,017)      (2,956,100)     (2,927,474)
                        -------------   -------------    -------------   -------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. .       739,944          67,616          239,724        (712,772)
                        -------------   -------------    -------------   -------------
Total increase
 (decrease) in net
 assets . . . . . . . .       989,130          64,842          663,913      (1,931,607)
Net assets at the
 beginning of the year.        64,842              --          853,509       2,785,116
                        -------------   -------------    -------------   -------------
Net assets at the end
 of the year. . . . . . $   1,053,972   $      64,842    $   1,517,422   $     853,509
                        =============   =============    =============   =============

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                    JANUS ASPEN                MFS INVESTORS
                                  WORLDWIDE GROWTH                GROWTH
                                     SUBACCOUNT                 SUBACCOUNT
                            --------------------------  --------------------------
                                2003          2002          2003          2002
                            ------------  ------------  ------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . . $     19,323  $     12,238  $     (1,536) $       (423)
 Realized (losses). . . . .     (248,485)     (290,276)       (2,347)      (14,397)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      856,960      (534,281)      206,518       (64,477)
                            ------------  ------------  ------------  ------------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      627,798      (812,319)      202,635       (79,297)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    2,041,150     2,122,783     1,998,924       493,771
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . .   (2,047,720)     (859,180)     (374,615)      (49,036)
                            ------------  ------------  ------------  ------------
Net increase (decrease) in
 net assets resulting from
 policy transactions. . . .       (6,570)    1,263,603     1,624,309       444,735
                            ------------  ------------  ------------  ------------
Total increase in net
 assets . . . . . . . . . .      621,228       451,284     1,826,944       365,438
Net assets at the
 beginning of the year. . .    2,605,132     2,153,848       518,651       153,213
                            ------------  ------------  ------------  ------------
Net assets at the end of
 the year . . . . . . . . . $  3,226,360  $  2,605,132  $  2,345,595  $    518,651
                            ============  ============  ============  ============

                             MFS NEW DISCOVERY SERIES     MFS RESEARCH SERIES IC
                                    SUBACCOUNT                   SUBACCOUNT
                            --------------------------  --------------------------
                                2003          2002          2003           2002
                            ------------  ------------  ------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . . $     (7,939) $     (7,393) $      1,300  $        275
 Realized (losses). . . . .     (445,340)     (679,836)       (3,377)       (2,909)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .    3,314,067    (1,914,660)       49,117       (41,286)
                            ------------  ------------  ------------  ------------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . .    2,860,788    (2,601,889)       47,040       (43,920)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .    8,878,337     4,118,421       549,448       201,920
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . .   (5,320,643)   (5,001,516)     (596,149)      (13,762)
                            ------------  ------------  ------------  ------------
Net increase (decrease)
 in net assets resulting
 from policy
 transactions . . . . . . .    3,557,694      (883,095)      (46,701)      188,158
                            ------------  ------------  ------------  ------------
Total increase
 (decrease) in net assets .    6,418,482    (3,484,984)          339       144,238
Net assets at the
 beginning of the year. . .    5,311,332     8,796,316       225,905        81,667
                            ------------  ------------  ------------  ------------
Net assets at the end of
 the year . . . . . . . . . $ 11,729,814  $  5,311,332  $    226,244  $    225,905
                            ============  ============  ============  ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                          CSI EQUITY
                                                          SUBACCOUNT
                                                 ----------------------------
                                                              PERIOD FROM
                                                            SEPT. 16, 2002(*)
                                                   2003     TO DEC. 31, 2002
                                                 ---------  -----------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . .   $    123        $    --
 Realized gains. . . . . . . . . . . . . . . .      1,884             13
 Change in unrealized appreciation
  (depreciation)
  during the year. . . . . . . . . . . . . . .      9,252           (193)
                                                 --------        -------
Net increase (decrease) in net assets
 resulting from operations . . . . . . . . . .     11,259           (180)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . .     60,837         31,930
 Transfers to policyholders for benefits,
  terminations
  and policy loans . . . . . . . . . . . . . .    (18,707)        (4,381)
                                                 --------        -------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . . .     42,130         27,549
                                                 --------        -------
Total increase in net assets . . . . . . . . .     53,389         27,369
Net assets at the beginning of the year. . . .     27,369             --
                                                   -----         -------
Net assets at the end of the year. . . . . . .   $ 80,758        $27,369
                                                 ========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

1.  ORGANIZATION

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Majestic Variable Master Plan Plus, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Medallion Executive Variable Life, Medallion Executive Variable Life Edge, Variable Master Plan Plus, Variable Estate Protection, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other outside investment trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity SC, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series IC, and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/ or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3.  TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                                     SHARES OWNED      COST          VALUE
----------                                                                     ------------  ------------  -------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,562,849   $123,386,538   $105,557,133
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       203,406      1,447,205      1,450,792
Active Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,593,986     73,377,460     73,207,501
Emerging Markets Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .     2,056,419     14,484,922     18,311,155
Financial Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42,219        529,880        606,579
International Equity Index . . . . . . . . . . . . . . . . . . . . . . . . .     3,228,624     35,857,641     44,617,711
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,982,856     28,146,946     31,030,468
Health Sciences. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       227,966      2,074,579      2,296,599
Overseas Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       796,585      7,333,197      8,302,993
Earnings Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,391,624     35,982,460     35,868,404
Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       592,656      7,280,487      7,826,697
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8,864,272    115,045,771    128,199,074
Large Cap Value CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . .       548,743      4,955,914      5,354,269
Fundamental Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,929,075     29,178,624     32,279,712
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   224,001,665    224,001,666    224,001,666
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,851,671     36,503,395     42,973,778
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,548,108     56,865,502     56,219,259
Large Cap Growth B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       475,957      2,973,878      3,026,311
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,712,781     35,038,705     40,754,447
Small Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,073,285     42,767,253     50,879,705
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,807,344     25,293,558     29,311,734
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12,215,767    176,476,003    137,957,623
Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,923,135    137,335,184    126,981,087
Total Return Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       669,872      6,699,780      6,722,197
Short-Term Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,650,953     57,698,492     57,271,651
Small Cap Emerging Growth. . . . . . . . . . . . . . . . . . . . . . . . . .     4,506,157     33,166,484     36,514,821
International Opportunities. . . . . . . . . . . . . . . . . . . . . . . . .     4,274,291     37,549,357     42,107,038
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20,931,570    285,999,687    296,897,155
High Yield Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,680,652     23,035,477     23,623,592
Global Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,002,724     22,478,000     23,968,123
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . .     5,191,483     62,496,043     75,587,991
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,355,195     29,022,508     31,065,017
Frontier Capital Appreciation. . . . . . . . . . . . . . . . . . . . . . . .     2,888,663     45,850,179     56,964,435
Business Opportunities Value . . . . . . . . . . . . . . . . . . . . . . . .       277,377      2,384,496      2,798,736
AIM V.I. Premier Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       127,946      2,479,315      2,588,344

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                       SHARES OWNED     COST          VALUE
----------                                       ------------  -----------  ------------
AIM V.I. Capital Development Series. . . . . . .     28,325    $   298,416   $   358,025
Fidelity VIP Growth. . . . . . . . . . . . . . .    369,246      9,961,387    11,417,097
Fidelity VIP II Contrafund . . . . . . . . . . .  1,133,184     22,293,233    26,131,224
Fidelity VIP II Overseas (SC). . . . . . . . . .     67,867        905,169     1,053,972
Janus Aspen Global Technology. . . . . . . . . .    429,865      1,342,080     1,517,422
Janus Aspen Worldwide Growth . . . . . . . . . .    125,539      3,038,100     3,226,360
MFS New Discovery Series . . . . . . . . . . . .    840,245     10,213,289    11,729,814
MFS Investors Growth . . . . . . . . . . . . . .    269,299      2,204,145     2,345,595
MFS Research Series IC . . . . . . . . . . . . .     16,947        215,430       226,244
CSI Equity . . . . . . . . . . . . . . . . . . .      6,534         71,699        80,758

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                          PURCHASES        SALES
----------                                         ------------   ------------
Large Cap Growth . . . . . . . . . . . . . . . .   $ 26,303,950   $ 22,155,980
Fundamental Growth . . . . . . . . . . . . . . .      1,284,669      1,771,361
Active Bond. . . . . . . . . . . . . . . . . . .     41,348,640     39,260,684
Emerging Markets Equity. . . . . . . . . . . . .     27,267,965     22,528,427
Financial Industries . . . . . . . . . . . . . .      1,030,754        485,210
International Equity Index . . . . . . . . . . .     45,309,483     40,621,632
Small Cap Growth . . . . . . . . . . . . . . . .     26,561,618     27,099,749
Health Sciences. . . . . . . . . . . . . . . . .      2,711,046      1,776,767
Overseas Equity. . . . . . . . . . . . . . . . .      9,158,117      6,816,191
Earnings Growth. . . . . . . . . . . . . . . . .     14,806,738     16,381,422
Mid Cap Value. . . . . . . . . . . . . . . . . .      9,489,088      2,239,924
Large Cap Value. . . . . . . . . . . . . . . . .     67,043,041     44,230,751
Large Cap Value CORE . . . . . . . . . . . . . .      4,126,510      3,035,021
Fundamental Value. . . . . . . . . . . . . . . .     15,815,562     21,578,207
Money Market . . . . . . . . . . . . . . . . . .    332,859,831    404,757,465
Small/Mid Cap Growth . . . . . . . . . . . . . .     38,497,650     27,802,375
Bond Index . . . . . . . . . . . . . . . . . . .     55,456,953     48,062,346
Large Cap Growth B . . . . . . . . . . . . . . .      2,584,759      1,795,789
Small/Mid Cap CORE . . . . . . . . . . . . . . .     33,889,967     21,113,134
Small Cap Value. . . . . . . . . . . . . . . . .     33,574,818     18,562,599
Real Estate Equity . . . . . . . . . . . . . . .     20,022,931     21,479,761
Growth & Income. . . . . . . . . . . . . . . . .     31,679,671     31,076,413

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                            PURCHASES       SALES
----------                                           -----------   -----------
Managed. . . . . . . . . . . . . . . . . . . . . .   $18,487,570   $26,947,873
Total Return Bond. . . . . . . . . . . . . . . . .     7,298,273       595,712
Short-Term Bond. . . . . . . . . . . . . . . . . .    36,782,754    25,858,768
Small Cap Emerging Growth. . . . . . . . . . . . .    31,527,170    18,956,824
International Opportunities. . . . . . . . . . . .    39,601,071    34,981,374
Equity Index . . . . . . . . . . . . . . . . . . .    87,892,331    44,099,678
High Yield Bond. . . . . . . . . . . . . . . . . .    45,590,270    41,177,556
Global Bond. . . . . . . . . . . . . . . . . . . .    23,416,481    17,062,348
Brandes International Equity . . . . . . . . . . .    21,376,671    14,846,743
Turner Core Growth . . . . . . . . . . . . . . . .    12,983,400     6,941,448
Frontier Capital Appreciation. . . . . . . . . . .    22,480,220    11,133,250
Business Opportunities Value . . . . . . . . . . .     1,881,683       315,503
AIM V.I. Premier Equity. . . . . . . . . . . . . .     1,943,704     1,915,668
AIM V.I. Capital Development Series. . . . . . . .       384,944       171,331
Fidelity VIP II Contrafund . . . . . . . . . . . .    15,241,761     6,861,916
Fidelity VIP Growth. . . . . . . . . . . . . . . .     5,918,298     3,267,104
Fidelity VIP II Overseas (SC). . . . . . . . . . .    19,878,341    19,138,997
Janus Aspen Worldwide Growth . . . . . . . . . . .     1,805,191     1,792,437
Janus Aspen Global Technology. . . . . . . . . . .     2,792,596     2,555,190
MFS Investors Growth . . . . . . . . . . . . . . .     1,837,157       214,383
MFS New Discovery Series . . . . . . . . . . . . .     7,870,075     4,320,321
MFS Research Series IC . . . . . . . . . . . . . .       540,487       585,888
CSI Equity . . . . . . . . . . . . . . . . . . . .        59,405        16,796

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES

A summary of unit values and Units outstanding for the Variable Life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                      FOR THE YEARS AND PERIODS ENDED
                                                AT DECEMBER 31,                                 DECEMBER 31,
                                      -----------------------------------  ------------------------------------------------------
                                                    UNIT                       EXPENSES       INVESTMENT            TOTAL
                                      UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
        SUBACCOUNT                    (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-----------------------------         ------  -----------------  --------  -----------------  ----------    ---------------------
Large Cap Growth. . . . . . .   2003  5,150   $50.04 to $20.47   $105,557    0.625% to 0%        0.52%         25.62% to 24.83%
                                2002  4,989    41.17 to 11.11      80,403     0.625 to 0         0.33         (25.40) to (25.85)
                                2001  5,041    55.19 to 14.90     111,705    0.625 to 0.05       0.25        (17.54)  to (18.24)

Fundamental Growth. . . . . .   2003    200     9.33 to 6.29        1,451      0.625 to 0        --/a/          31.76 to 30.94
                                2002    321     7.32 to 4.36        1,584     0.625 to 0         --/a/        (27.94) to (28.43)
                                2001    124     10.16 to 6.14         918    0.625 to 0.05       --/a/         1.60 to (32.67)

Active Bond . . . . . . . . .   2003  3,600    38.32 to 18.24      73,208      0.625 to 0        4.40            6.48 to 5.81
                                2002  3,869    35.78 to 14.75      71,584     0.625 to 0         5.12            6.62 to 5.97
                                2001  3,557    33.56 to 13.84      66,269    0.625 to 0.05       7.43          235.60 to 6.80/c/

Emerging Markets Equity . . .   2003  1,705    10.91 to 10.53      18,311      0.625 to 0        1.80           56.90 to 55.95
                                2002  1,232     7.07 to 6.87        8,443     0.625 to 0         0.29          (5.23) to (5.76)
                                2001    818     7.46 to 7.29        6,019    0.625 to 0.05       0.34        (4.20) to (25.40)/c/

Financial Industries. . . . .   2003     54     15.87 to 9.11         607      0.625 to 0        0.91           26.03 to 25.25
                                2002     30     13.00 to 7.51         261     0.625 to 0         1.57         (16.83) to (17.38)
                                2001     14     15.63 to 9.09         143    0.625 to 0.05       1.60/c/      56.30 to (9.10)/c/

International Equity Index. .   2003  3,105    23.06 to 13.55      44,618      0.625 to 0        2.62           41.99 to 41.11
                                2002  2,510     16.51 to 8.51      26,807     0.625 to 0         1.91         (13.75) to (14.31)
                                2001  2,265     19.15 to 9.87      28,862    0.625 to 0.05       2.11        91.50 to (20.79)/c/

Small Cap Growth. . . . . . .   2003  2,291    13.64 to 13.00      31,030      0.625 to 0        --/a/          27.88 to 27.09
                                2002  2,332    12.04 to 10.48      24,739      0.6 to 0          --/a/        (28.39) to (28.83)
                                2001  2,437    16.83 to 14.70      36,952    0.625 to 0.05       --/a/       52.30 to (13.09)/c/

Health Sciences . . . . . . .   2003    223    10.35 to 10.17       2,297      0.625 to 0        0.29           31.74 to 30.92
                                2002    128     8.01 to 7.93        1,003      0.6 to 0          0.14         (18.35) to (18.92)
                                2001    157      9.81 to 9.77       1,541    0.625 to 0.05       --/a/       (1.90) to (2.30)/c/

Overseas Equity . . . . . . .   2003    563    15.14 to 14.43       8,303      0.625 to 0        4.88           39.85 to 38.98
                                2002    430    10.94 to 10.29       4,504     0.625 to 0         1.23          (5.32) to (5.92)
                                2001    371    11.56 to 10.88       4,171    0.625 to 0.05       1.61          (6.40) to (7.01)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                              FOR THE YEARS AND PERIODS ENDED
                                        AT DECEMBER 31,                                DECEMBER 31,
                              -----------------------------------  -----------------------------------------------------
                                            UNIT                       EXPENSES       INVESTMENT            TOTAL
                              UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
   SUBACCOUNT                 (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------          ------  -----------------  --------  -----------------  ----------    --------------------
Earnings Growth. . .    2003   2,917  $12.42 to $11.84   $ 35,868     0.625% to 0%       0.06%         24.81% to 24.03%
                        2002   3,094    11.21 to 9.87      30,566     0.625 to 0         --/a/       (30.05) to (30.51)
                        2001   3,002   16.04 to 14.20      43,999    0.625 to 0.05       --/a/       47.10 to (37.33)/c/

Mid Cap Value. . . .    2003     572   13.68 to 13.62       7,827      0.625 to 0        0.28/c/      25.58 to 12.77/c/

Large Cap Value. . .    2003   6,516   20.58 to 19.62     128,199      0.625 to 0        1.94          25.50 to 24.73
                        2002   5,310    16.88 to 14.18     83,401      0.625 to 0        1.67        (10.69) to (11.24)
                        2001   4,594   18.90 to 15.58      82,486    0.625 to 0.05       1.83         89.00 to 0.61/c/

Large Cap Value
 CORE. . . . . . . .    2003     517    10.93 to 9.98       5,354      0.625 to 0        1.38          28.85 to 28.06
                        2002     423    8.73 to 8.03        3,401       0.6 to 0         1.23        (15.80) to (16.27)
                        2001     251    10.37 to 9.59       2,445    0.625 to 0.05       0.52/c/      3.70 to (4.10)/c/

Fundamental Value. .    2003   3,170    11.74 to 9.86      32,280      0.625 to 0        1.42          28.71 to 27.91
                        2002   3,885    9.41 to 7.95       30,882      0.625 to 0        1.25        (14.84) to (15.43)
                        2001   4,362    11.05 to 9.40      41,886    0.625 to 0.05       0.15/c/     10.50 to (6.00)/c/

Money Market . . . .    2003  16,166   14.80 to 14.44     224,002      0.625 to 0        0.95           0.95 to 0.33
                        2002  21,563   14.66 to 12.74     295,899      0.625 to 0        1.41           1.52 to 0.84
                        2001  14,320   19.75 to 12.56     194,899    0.625 to 0.05       4.52         44.40 to 3.26/c/

Small/Mid Cap
 Growth. . . . . . .    2003   2,167   26.65 to 25.09      42,974      0.625 to 0        --/a/         46.87 to 45.96
                        2002   1,448   18.66 to 11.45      22,212      0.625 to 0        --/a/       (18.87) to (19.38)
                        2001   1,541   23.00 to 14.13      27,446    0.625 to 0.05       --/a/          2.78 to 2.14

Bond Index . . . . .    2003   3,960   14.33 to 13.84      56,219      0.625 to 0        4.70           3.60 to 2.96
                        2002   3,637   13.73 to 13.34      49,917      0.625 to 0        5.50           9.14 to 8.46
                        2001   2,263   12.58 to 12.30      28,203    0.625 to 0.05       6.79         25.80 to 7.05/c/

Large Cap
 Growth B. . . . . .    2003     450    7.53 to 6.16        3,026      0.625 to 0        --/a/         31.72 to 30.91
                        2002     403    5.93 to 4.72        1,996      0.625 to 0        --/a/       (28.76) to (29.24)
                        2001     369    8.33 to 6.67        2,548    0.625 to 0.05       --/a/      (14.65) to (16.70)/c/

Small/Mid Cap
 CORE. . . . . . . .    2003   2,932   14.08 to 13.59      40,754      0.625 to 0        0.47          45.15 to 44.24
                        2002   2,018    9.93 to 9.64       19,376      0.625 to 0        0.51        (13.16) to (17.96)
                        2001   1,488   11.75 to 11.19      16,857    0.625 to 0.05       0.48         14.40 to 0.35/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                 DECEMBER 31,
                                 -----------------------------------  ------------------------------------------------------
                                               UNIT                       EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
    SUBACCOUNT                   (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------------         ------  -----------------  --------  -----------------  -----------  ----------------------
Small Cap Value. . . . .   2003   3,406  $21.68 to $13.32   $ 50,880     0.625% to 0%       0.70%         37.97% to 37.11%
                           2002   2,446    16.06 to 9.92      25,592      0.625 to 0        0.71          (4.35) to (4.98)
                           2001   1,125   16.79 to 10.44      12,243    0.625 to 0.05      1.03/c/        67.90 to 4.40/c/

Real Estate Equity . . .   2003   1,035   44.99 to 27.27      29,312      0.625 to 0        4.80           36.90 to 36.05
                           2002   1,174   33.08 to 13.55      24,763      0.625 to 0        4.64            2.01 to 1.36
                           2001   1,239   32.43 to 13.29      25,563    0.625 to 0.05       5.34          224.30 to 5.07/c/

Growth & Income. . . . .   2003   6,074   57.94 to 21.43     137,958      0.625 to 0        1.00           24.35 to 23.57
                           2002   6,132   48.11 to 11.24     111,605      0.625 to 0        0.74         (19.62) to (20.16)
                           2001   6,069   59.88 to 13.99     141,794    0.625 to 0.05       0.64         (15.45) to (16.00)

Managed. . . . . . . . .   2003   4,069   47.03 to 20.44     126,981      0.625 to 0        3.16           19.00 to 18.26
                           2002   4,653   40.28 to 13.15     117,787      0.625 to 0        1.79         (11.57) to (12.13)
                           2001   4,490   45.55 to 14.88     130,010    0.625 to 0.05       2.69          (2.84) to (3.47)

Total Return Bond. . . .   2003     659   10.20 to 10.16       6,722      0.625 to 0       0.96/c/       2.29 to (0.06)/c/

Short-Term Bond. . . . .   2003   3,535   17.03 to 16.03      57,272      0.625 to 0        3.66            2.76 to 2.12
                           2002   2,991   16.54 to 14.01      46,860     0.625 to 0         4.44            5.48 to 4.81
                           2001   1,192   15.68 to 13.29      17,602    0.625 to 0.05       6.60          56.80 to 7.40/c/
Small Cap Emerging
 Growth. . . . . . . . .   2003   3,224   11.79 to 11.24      36,515      0.625 to 0        0.10           48.82 to 47.90
                           2002   2,199    8.12 to 7.57       16,938     0.625 to 0         0.17         (26.45) to (26.90)
                           2001   2,371   11.04 to 10.30      25,497    0.625 to 0.05       0.07         10.40 to (4.40)/c/

International
 Opportunities . . . . .   2003   3,590   12.10 to 11.53      42,107      0.625 to 0        1.54           32.36 to 31.54
                           2002   3,121    9.28 to 8.73       27,666     0.625 to 0         0.71         (16.94) to (17.52)
                           2001   3,321   11.18 to 10.79      36,227    0.625 to 0.05       1.01         (20.88) to (21.41)

Equity Index . . . . . .   2003  16,780   18.82 to 17.94     296,897      0.625 to 0        2.55           28.42 to 27.63
                           2002  14,262   15.15 to 12.69     196,772      0.6 to 0          1.40         (19.71) to (20.23)
                           2001  10,568   18.87 to 15.82     187,338    0.625 to 0.05       1.51         88.70 to (12.54)/c/

High Yield Bond. . . . .   2003   2,317    10.34 to 9.98      23,624      0.625 to 0        6.81           16.50 to 15.78
                           2002   1,997    8.87 to 8.62       17,517     0.625 to 0        10.61          (4.52) to (5.07)
                           2001   1,191    9.29 to 9.08       10,941    0.625 to 0.05      10.95         2.09 to (7.10)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                  FOR THE YEARS AND PERIODS ENDED
                                            AT DECEMBER 31,                                 DECEMBER 31,
                                   ----------------------------------  ------------------------------------------------------
                                                 UNIT                      EXPENSES       INVESTMENT            TOTAL
                                   UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
      SUBACCOUNT                   (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-------------------------          ------  -----------------  -------  -----------------  ----------   ----------------------
Global Bond . . . . . . .    2003  1,309   $18.89 to $18.01   $23,968     0.625% to 0%       5.74%         15.90% to 15.18%
                             2002  1,023    16.08 to 14.92     16,140     0.625 to 0         3.75           17.26 to 16.54
                             2001    948    13.72 to 12.73     12,698    0.625 to 0.05       7.05         37.20 to (2.07)/c/

Brandes International
 Equity . . . . . . . . .    2003  3,928    19.80 to 18.84     75,588      0.625 to 0        1.26           47.42 to 46.51
                             2002  3,638    13.88 to 12.99     47,583     0 to 0.625         1.34         (13.68) to (14.27)
                             2001  3,104    16.10 to 15.28     48,052    0.625 to 0.05       1.88         58.60 to (13.30)/c/

Turner Core Growth. . . .    2003  1,784    19.47 to 18.52     31,065      0.625 to 0        0.29           34.59 to 33.74
                             2002  1,432    15.01 to 12.71     18,790     0.625 to 0         0.25         (23.76) to (24.25)
                             2001  1,231    19.69 to 16.67     21,880    0.625 to 0.05       0.15        96.90 to (24.06)/c/

Frontier Capital
 Appreciation . . . . . .    2003  2,324    27.82 to 27.55     56,964      0.625 to 0        --/a/          55.89 to 54.92
                             2002  1,862    18.93 to 15.17     29,688     0.625 to 0         --/a/        (23.23) to (23.72)
                             2001  1,548     24.69 to 19.76    32,664    0.625 to 0.05       --/a/         (0.99) to (1.60)

Business Opportunities
 Value. . . . . . . . . .    2003    275    10.18 to 10.07      2,799      0.625 to 0        1.02           18.73 to 18.15
                             2002     95         8.06             747        0.05            1.29/c/          (19.08)/c/

AIM V.I.
 Premier Equity . . . . .    2003    261     25.93 to 6.31      2,588      0.625 to 0        0.33           25.08 to 24.30
                             2002    249     21.43 to 5.07      2,017     0.625 to 0         0.36         (26.33) to (31.21)
                             2001    251     29.72 to 7.08      2,579    0.625 to 0.05       0.15         (12.56) to (15.30)

AIM V.I. Capital
 Development
 Series . . . . . . . . .    2003     35    10.15 to 10.04        358      0.625 to 0        --/a/          35.05 to 34.21
                             2002     12         7.69              88          0             --/a/            (1.79)/c/

Fidelity VIP II
 Contrafund . . . . . . .    2003  1,808     32.22 to 9.64     26,131      0.625 to 0        0.32           28.35 to 27.56
                             2002  1,418     25.59 to 7.53     13,283      0.625 to 0        0.53         (39.15) to (39.67)
                             2001    512     27.72 to 8.20      5,242    0.625 to 0.05       0.22         (12.36) to (12.97)

Fidelity VIP Growth . . .    2003    777     65.87 to 6.73     11,417      0.625 to 0        0.16           32.78 to 31.94
                             2002    613     51.31 to 5.07      6,142      0.625 to 0        0.10         (27.77) to (28.29)
                             2001    266     71.07 to 7.07      4,189    0.625 to 0.05       --/a/       610.70 to (18.22)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                     FOR THE YEARS AND PERIODS ENDED
                                                AT DECEMBER 31,                               DECEMBER 31,
                                       ----------------------------------  ---------------------------------------------------
                                                     UNIT                      EXPENSES       INVESTMENT          TOTAL
                                       UNITS       FAIR VALUE     ASSETS        RATIO*         INCOME           RETURN***
       SUBACCOUNT                      (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST   RATIO**      HIGHEST TO LOWEST
----------------------------           ------  -----------------  -------  -----------------  ----------  --------------------
Fidelity VIP II Overseas
 (SC). . . . . . . . . . . .     2003     69   $27.63 to $11.14   $ 1,054     0.625% to 0%      0.17%       43.21% to 42.31%
                                 2002      6     19.65 to 8.00         65      0.05 to 0        --/a/     (2.53) to (14.86)/c/

Janus Aspen Worldwide
 Growth. . . . . . . . . . .     2003    546     5.94 to 5.81       3,226      0.625 to 0       0.85         23.67 to 22.92
                                 2002    545     4.90 to 4.82       2,605     0.625 to 0        0.66       (24.15) to (24.69)
                                 2001    335     6.46 to 6.40       2,154    0.625 to 0.05      0.40       (22.63) to (23.05)

Janus Aspen Global
 Technology. . . . . . . . .     2003    417     3.67 to 3.59       1,517      0.625 to 0       --/a/        46.46 to 45.54
                                 2002    342     2.58 to 2.54         854     0.625 to 0        --/a/      (39.15) to (39.67)
                                 2001    658     4.24 to 4.20       2,785    0.625 to 0.05      1.15      (37.37) to (57.60)/c/

MFS Investors
 Growth. . . . . . . . . . .     2003    276      8.88 to 7.68      2,346      0.625 to 0       --/a/        23.02 to 22.25
                                 2002     79     7.45 to 6.47         519     0.625 to 0        --/a/      (25.28) to (25.80)
                                 2001     17      9.97 to 8.72        153    0.625 to 0.05      --/a/     (0.30) to (12.80)/c/

MFS New Discovery Series . .     2003  1,238     15.08 to 8.53     11,730      0.625 to 0       --/a/        33.72 to 32.88
                                 2002    745     11.49 to 6.27      5,311     0.625 to 0        --/a/      (30.32) to (30.79)

MFS Research
 Series IC . . . . . . . . .     2003     15     17.57 to 7.98        226      0.625 to 0       0.70         24.71 to 23.92
                                 2002     23     14.49 to 6.62        226     0.625 to 0        0.25       (22.39) to (22.93)
                                 2001      5     18.67 to 8.59         82    0.625 to 0.05      ---/a/     86.70 to (14.10)/c/

CSI Equity . . . . . . . . .     2003      6       12.43/b/            81          0            0.23            25.22/b/
                                 2002      3         9.93              27          0            --/a/           (0.70)/c/

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a   Portfolio distributed no dividends during the period.

b   For the year ended December 31, 2003, the Subaccount had one share class.

c   Inception date of Subaccount operations are as follows:

SUBACCOUNT                               2003          2002           2001
----------                            -----------  -------------  -----------
Health Sciences . . . . . . . . . .                                  June 4
Large Cap Value CORE. . . . . . . .                                  May 11
Fundamental Value . . . . . . . . .                                   May 2
Small Cap Value . . . . . . . . . .                                  May 15
MFS Investors Growth. . . . . . . .                                  June 15
MFS Research Series IC. . . . . . .                                 August 23
AIM V.I. Capital Development Series                   July 18
CSI Equity. . . . . . . . . . . . .                September 16
Fidelity VIP II Overseas. . . . . .                   July 10
Business Opportunities Value. . . .                    May 3
Mid Cap Value . . . . . . . . . . .     May 15
Total Return Bond . . . . . . . . .     May 27

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.






                            JHVLICO SERVICING OFFICE
                            ------------------------

             EXPRESS DELIVERY                      MAIL DELIVERY
             ----------------                      -------------
          529 Main Street (X-4)                    P.O. Box 111
          Charlestown, MA 02129                  Boston, MA 02117

                 PHONE:                                FAX:
                 ------                                ----
            1-800-521-1234                       1-617-572-6956






  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.






Investment Company Act File No. 811-7782

                          Prospectus dated May 1, 2004

                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

--------------------------------------------------------------------------------
                         VARIABLE ESTATE PROTECTION PLUS
--------------------------------------------------------------------------------
       a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:
--------------------------------------------------------------------------------
Variable Investment Option:         Underlying Fund Managed By:
---------------------------------   --------------------------------------------
Equity Options:
   Equity Index..................   SSgA Funds Management, Inc.
   Large Cap Value...............   T. Rowe Price Associates, Inc.
   Large Cap Growth..............   Independence Investment LLC
   Earnings Growth...............   Fidelity Management & Research Company
   Growth & Income...............   Independence Investment LLC and T. Rowe
                                     Price Associates, Inc.
   Fundamental Value.............   Wellington Management Company, LLP
   Mid Cap Value B...............   T. Rowe Price Associates, Inc.
   Mid Cap Growth................   Wellington Management Company, LLP
   Small Cap Value...............   T. Rowe Price Associates, Inc. and
                                     Wellington Management Company, LLP
   Small Cap Emerging Growth.....   Wellington Management Company, LLP
   AIM V.I. Capital Development..   A I M Advisors, Inc.
   Fidelity VIP Contrafund(R)....   Fidelity Management & Research Company
   MFS Investors Growth Stock....   MFS Investment Management(R)
   International Equity Index....   SSgA Funds Management, Inc.
   Overseas Equity B.............   Capital Guardian Trust Company
   Fidelity VIP Overseas.........   Fidelity Management & Research Company
   Real Estate Equity............   RREEF America LLC and Van Kampen (a
                                     registered trade name of Morgan Stanley
                                     Investment Management Inc.)
   Health Sciences...............   Wellington Management Company, LLP
   Financial Industries..........   John Hancock Advisers, LLC
Balanced Option:
   Managed.......................   Independence Investment LLC and Capital
                                     Guardian Trust Company
Bond & Money Market Options:
   Short-Term Bond...............   Independence Investment LLC
   Bond Index....................   Standish Mellon Asset Management Company LLC
   Active Bond...................   John Hancock Advisers, LLC, Pacific
                                     Investment Management Company LLC and
                                     Declaration Management & Research Company
   Total Return Bond.............   Pacific Investment Management Company LLC
   High Yield Bond...............   Wellington Management Company, LLP
   Global Bond...................   Capital Guardian Trust Company
   Money Market..................   Wellington Management Company, LLP
--------------------------------------------------------------------------------

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.

     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 35.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS

The Nature of the Policy

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges . We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of Policy Benefits

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .  the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .  minus all charges we deduct, and

     .  minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 24.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of Policy Risks

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
            Charge                      When Charge is Deducted                              Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge                Upon payment of premium            30% of Target Premiums paid in policy year 1
                                                                       15% of Target Premiums paid in policy years 2-5
                                                                       10% of Target Premiums paid in policy years 6-10
                                                                       4% of Target Premiums paid in policy years 11-20
                                                                       3% of Target Premiums paid in policy years 21 and thereafter
                                                                       3.5% of any premiums paid in excess of Target Premiums in
                                                                        Policy years 1-10
                                                                       3% of any premiums paid in excess of Target Premiums in
                                                                        policy year 11 and thereafter*
-----------------------------------------------------------------------------------------------------------------------------------
Premium tax charge                  Upon payment of premium            2.35% of each premium paid
-----------------------------------------------------------------------------------------------------------------------------------
DAC tax charge                      Upon payment of premium            1.25% of each premium paid
-----------------------------------------------------------------------------------------------------------------------------------
Premium processing charge           Upon payment of premium            1.25% of each premium paid**
-----------------------------------------------------------------------------------------------------------------------------------
Maximum partial withdrawal charge   Upon making a partial withdrawal   $20
-----------------------------------------------------------------------------------------------------------------------------------

* The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

-----------------------------------------------------------------------------------------------------------------------------------
                                        Periodic Charges Other Than Fund Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Amount Deducted
                                                                       ------------------------------------------------------------
                   Charge                     When Charge is Deducted       Guaranteed Rate                 Current Rate
-----------------------------------------------------------------------------------------------------------------------------------
Insurance charge:*
   Minimum charge ..........................  Monthly                  $0.0001 per $1,000 of AAR   $0.0001 per $1,000 of AAR
   Maximum charge ..........................  Monthly                  $83.20 per $1,000 of AAR    $54.74 per $1,000 of AAR
   Charge for representative insured persons  Monthly                  $0.003 per $1,000 of AAR    $0.003 per $1,000 of AAR
-----------------------------------------------------------------------------------------------------------------------------------
Issue charge                                  Monthly                  $55.55 only during policy   $55.55 only during policy year
                                                                       year 1-5 plus 2CENTS per    1-5 plus 2CENTS per 1,000 of
                                                                       $1,000 of Total Sum         Total Sum Insured at issue years
                                                                       Insured at issue only       1-3**
                                                                       during only during policy
                                                                       years 1-3**
-----------------------------------------------------------------------------------------------------------------------------------
Administrative charge                         Monthly                  $10 in all policy years     $7.50 in all policy years plus
                                                                       plus 3CENTS per $1,000 of   1CENTS per $1,000 of Total Sum
                                                                       Total Sum Insured at        Insured at issue in policy years
                                                                       issue in all policy years   1-10***
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed minimum death benefit charge****   Monthly, starting        3CENTS per $1,000 of Basic  1CENTS per $1,000 of Basic Sum
                                              in policy year 11        Sum Insured at issue        Insured at issue
-----------------------------------------------------------------------------------------------------------------------------------
Asset-based risk charge*****                  Monthly                  .08% of account value       .07% in policy years 1-15 for
                                                                                                   policies with Total Sum Insured
                                                                                                   at issue of less than $5 million
                                                                                                   .06% in policy years 1-15 for
                                                                                                   policies with Total Sum Insured
                                                                                                   at issue of $5 million - $15
                                                                                                   million
                                                                                                   .06% in policy years 1-15 for
                                                                                                   policies with Total Sum Insured
                                                                                                   at issue of $15 million or more
                                                                                                   .01% in policy years 16 and
                                                                                                   thereafter, regardless of Total
                                                                                                   Sum Insured at issue
-----------------------------------------------------------------------------------------------------------------------------------
Maximum policy loan interest rate******       Accrues daily            4.75%                       4.75%
                                              Payable annually
-----------------------------------------------------------------------------------------------------------------------------------

* The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

** The second part of this charge is guaranteed not to exceed $200.

*** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

**** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

***** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

****** 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

------------------------------------------------------------------------------------------------------------------------------------
                                                              Rider Charges
------------------------------------------------------------------------------------------------------------------------------------
            Charge                                   When Charge is Deducted                       Amount Deducted
------------------------------------------------------------------------------------------------------------------------------------
Age 100 waiver of Charges Rider*
   Minimum charge ...............................    Monthly                    $0.0001 per $1,000 of amount at risk
   Maximum charge ...............................    Monthly                    $2.28 per $1,000 of amount at risk
   Charge for representative insured persons ....    Monthly                    $0.0003 per $1,000 of amount at risk
------------------------------------------------------------------------------------------------------------------------------------
Optional Enhanced Cash Value Rider                   Upon payment of premium    2% of all premiums paid in the first policy year up
                                                                                to the Target Premium
------------------------------------------------------------------------------------------------------------------------------------
Policy Split Option Rider .......................    Monthly                    3CENTS per $1,000 of current Total Sum Insured
------------------------------------------------------------------------------------------------------------------------------------
Four Year Term Rider**
   Minimum charge ...............................    Monthly                    $0.004 per $1,000 of Term Death Benefit
   Maximum charge ...............................    Monthly                    $0.02 per $1,000 of Term Death Benefit
   Charge for representative insured persons ....    Monthly                    $0.005 per $1,000 of Term Death Benefit
------------------------------------------------------------------------------------------------------------------------------------

* The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rate vary by the issue age and the insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old tobacco underwriting risks. The "maximum" rate shown in the table is for two 85 year old preferred underwriting risks. The "representative insured persons" referred to in the table are two 50 year old preferred underwriting risks.

** The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

-------------------------------------------------------------------------------
          Total Annual Fund Operating Expenses                Minimum   Maximum
-------------------------------------------------------------------------------
Range of expenses, including management fees,
distribution and/or service (12b-1) fees, and other expenses     0.21%     1.44%
-------------------------------------------------------------------------------

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Total Fund                    Total Fund
                                                       Distribution    Other Operating    Operating                     Operating
                                          Investment        and           Expenses        Expenses                       Expenses
                                          Management  Service (12b-1)      Without         Without        Expense          With
             Fund Name                       Fee           Fees         Reimbursement   Reimbursement  Reimbursement  Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
John Hancock Variable Series Trust I -
 NAV Class Shares (Note 1):
Equity Index............................        0.13%             N/A             0.08%          0.21%          0.00%          0.21%
Large Cap Value.........................        0.75%             N/A             0.07%          0.82%          0.00%          0.82%
Large Cap Growth........................        0.80%             N/A             0.06%          0.86%          0.00%          0.86%
Earnings Growth.........................        0.96%             N/A             0.11%          1.07%          0.01%          1.06%
Growth & Income.........................        0.67%             N/A             0.06%          0.73%          0.00%          0.73%
Fundamental Value.......................        0.79%             N/A             0.11%          0.90%          0.01%          0.89%
Mid Cap Value B*........................        1.05%             N/A             0.14%          1.19%          0.04%          1.15%
Mid Cap Growth*.........................        0.96%             N/A             0.10%          1.06%          0.00%          1.06%
Small Cap Value.........................        0.95%             N/A             0.11%          1.06%          0.01%          1.05%
Small Cap Emerging Growth...............        1.01%             N/A             0.20%          1.21%          0.10%          1.11%
International Equity Index..............        0.17%             N/A             0.05%          0.22%          0.00%          0.22%
Overseas Equity B*......................        1.13%             N/A             0.31%          1.44%          0.00%          1.44%
Real Estate Equity......................        0.98%             N/A             0.09%          1.07%          0.00%          1.07%
Health Sciences.........................        1.00%             N/A             0.25%          1.25%          0.00%          1.25%
Financial Industries....................        0.80%             N/A             0.06%          0.86%          0.00%          0.86%
Managed.................................        0.68%             N/A             0.06%          0.74%          0.00%          0.74%
Short-Term Bond.........................        0.60%             N/A             0.07%          0.67%          0.00%          0.67%
Bond Index..............................        0.14%             N/A             0.10%          0.24%          0.00%          0.24%
Active Bond.............................        0.61%             N/A             0.09%          0.70%          0.00%          0.70%
Total Return Bond.......................        0.70%             N/A             0.07%          0.77%          0.00%          0.77%
High Yield Bond.........................        0.80%             N/A             0.15%          0.95%          0.05%          0.90%
Global Bond.............................        0.85%             N/A             0.13%          0.98%          0.00%          0.98%
Money Market............................        0.25%             N/A             0.06%          0.31%          0.00%          0.31%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds - Series II
 Shares:
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                         Total Fund                    Total Fund
                                                       Distribution    Other Operating    Operating                     Operating
                                          Investment        and           Expenses        Expenses                      Expenses
                                          Management  Service (12b-1)      Without          Without       Expense         With
             Fund Name                       Fee           Fees         Reimbursement   Reimbursement  Reimbursement  Reimbursement
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund.......        0.75%            0.25%            0.38%          1.38%          0.00%          1.38%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund -
 Service Class (Note 2):
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas................        0.73%            0.10%            0.17%          1.00%          0.00%          1.00%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products Fund II -
 Service Class (Note 2):
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund..............        0.58%            0.10%            0.09%          0.77%          0.00%          0.77%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust -
 Initial Class Shares (Note 3):
-----------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock...........        0.75%             N/A             0.13%          0.88%          0.00%          0.88%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity B, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

     * Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/," Mid Cap Growth was formerly "Small/Mid Cap Growth," and Overseas Equity B was formerly "International Opportunities." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP(R) funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity(R) VIP Overseas Fund and the Fidelity(R) VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity(R) VIP Overseas Fund and Fidelity(R) VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" for MFS Investors Growth Stock would equal 0.87%.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

Contents of this section                                       Beginning on page
Description of JHVLICO ........................................       13
Description of John Hancock Variable Life Account S ...........       13
Description of the Underlying Funds ...........................       13
   Voting privileges that you will have .......................       14
   Changes we can make to a Series Fund or the Account ........       14
The Fixed Investment Option ...................................       15
Premiums ......................................................       15
   Planned Premiums ...........................................       15
   Minimum premium payments ...................................       15
   Maximum premium payments ...................................       15
   Ways to pay premiums .......................................       15
   Processing premium payments ................................       16
Lapse and reinstatement .......................................       16
   Guaranteed minimum death benefit feature ...................       17
The Death Benefit .............................................       17
   Optional extra death benefit feature .......................       18
   Limitations on payment of death benefit ....................       18
   Basic Sum Insured vs. Additional Sum Insured ...............       18
   The minimum insurance amount ...............................       19
   When the younger insured person reaches 100 ................       19
   Requesting an increase in coverage .........................       19
   Requesting a decrease in coverage ..........................       20
   Change of death benefit option .............................       20
   Effective date of certain policy transactions ..............       20
   Tax consequences of coverage changes .......................       20
   Your beneficiary ...........................................       20
   Ways in which we pay out policy proceeds ...................       20
   Changing a payment option ..................................       21
   Tax impact of payment option chosen ........................       21
The Account Value .............................................       21
   Commencement of investment performance .....................       21
   Allocation of future premium payments ......................       21
   Transfers of existing account value ........................       22
   Dollar cost averaging ......................................       22
Surrender and Partial Withdrawals .............................       23
   Full surrender .............................................       23

Contents of this section                                       Beginning on page
   Partial withdrawals ........................................       23
Policy loans ..................................................       23
   Repayment of policy loans ..................................       23
   Effects of policy loans ....................................       24
Description of Charges at the Policy Level ....................       24
   Deductions from premium payments ...........................       24
   Deductions from account value ..............................       24
   Additional information about how certain policy
   charges work ...............................................       25
   Other charges we could impose in the future ................       26
Description of Charges at the Fund Level ......................       26
Other Policy Benefits, Rights and Limitations .................       27
   Optional benefit riders you can add ........................       27
   Variations in policy terms .................................       27
   Procedures for issuance of a policy ........................       28
   Changes that we can make as to your policy .................       29
   The owner of the policy ....................................       29
   Policy cancellation right ..................................       29
   Reports that you will receive ..............................       29
   Assigning your policy ......................................       30
   When we pay policy proceeds ................................       30
   How you communicate with us ................................       31
Tax considerations ............................................       32
   General ....................................................       32
   Policy proceeds ............................................       32
   Other policy distributions .................................       32
   Diversification rules and ownership of the Account .........       33
   7-pay premium limit ........................................       33
   Corporate and H.R. 10 plans ................................       34
Legal matters .................................................       34
Financial Statements Reference ................................       34
Registration statement filed with the SEC .....................       34
Accounting and actuarial experts ..............................       34

Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Description of the Underlying Funds

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

The Fixed Investment Option

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option -- the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 16).

Minimum premium payments

     Each premium payment must be at least $100.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 32. Also, we may refuse to accept any amount of an additional premium if:

     .  that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .  by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .  if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse , regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

     . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 28. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below). The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The Death Benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     .  We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 32).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 32). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

     If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

     If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

     The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

     .  the remaining Total Sum Insured will be at least $250,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     .  Total Sum Insured decreases

     .  Additional Sum Insured increases

     . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 32 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .  Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .  Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .  Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The Account Value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 24. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 25.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 25. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options:

     . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

     . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     .  You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     .  The most you can transfer at any one time is the greater of (i) $500,
        (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

Surrender and Partial Withdrawals

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 24). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 17) and under the guaranteed minimum death benefit feature (see page 17). Under Option A , such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 17. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement".) The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

     The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 32).

Description of Charges at the Policy Level

Deductions from premium payments

.. Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

.. DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

..  Premium processing charge - A charge to help defray our administrative costs.
   This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

.. Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

.. Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

.. Issue charge - A monthly charge to help defray our administrative costs. This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

.. Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

.. Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

.. Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk

.. Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum
   Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. (That monthly percentage equates to an effective annual percentage of .10%.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

.. Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

..  Optional benefits charge - Monthly charges for optional insurance benefits
   (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 27.

.. Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 32.)

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of Charges at the Fund Level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 8, 9 and 10) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 8, 9 and 10 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other Policy Benefits, Rights and Limitations

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

.. Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

.. Optional enhanced cash value rider - If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 25. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

.. Four year term rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

..  Age 100 waiver of charges rider - Provides for the continuation of the Total
   Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 26. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .  The policy is delivered to and received by the applicant.

     .  The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .  Combining or removing investment options

     .  Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     .  Determine when and how much you invest in the various investment options

     .  Borrow or withdraw amounts you have in the investment options

     .  Change the beneficiary who will receive the death benefit

     .  Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

     .  the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .  surrenders or partial withdrawals

     .  change of death benefit option

     .  increase or decrease in Total Sum Insured

     .  change of beneficiary

     .  election of payment option for policy proceeds

     .  tax withholding elections

     .  election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .  loans

     .  transfers of account value among investment options

     .  change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers amoung investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Tax considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Legal matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Financial Statements Reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                                                          Page

Account ......................................................................14
account value .................................................................3
Additional Sum Insured .......................................................17
asset-based risk charge......... .............................................25
attained age .................................................................25
Basic Sum Insured ............................................................17
beneficiary ..................................................................20
business day .................................................................15
changing Option A or B .......................................................20
changing the Total Sum Insured ...............................................19
charges ......................................................................24
code .........................................................................32
cost of insurance rates ......................................................25
date of issue ................................................................28
death benefit .................................................................3
deductions ...................................................................24
dollar cost averaging ........................................................22
expenses of the Series Funds .................................................26
fixed investment option ......................................................16
full surrender ...............................................................23
fund .........................................................................14
grace period .................................................................17
guaranteed minimum death benefit .............................................17
Guaranted Minimum Death Benefit Premium ......................................17
insurance charge .............................................................25
insured person ................................................................3
investment options ............................................................1
JHVLICO ......................................................................14
lapse ........................................................................16
loan .........................................................................23
loan interest ................................................................23
Market Timing ................................................................22
maximum premiums .............................................................16
minimum insurance amount .....................................................19
minimum premiums .............................................................16
modified endowment ...........................................................33
monthly deduction date .......................................................28
Option A; Option B ............................................................3
optional rider benefits ......................................................27
owner ........................................................................29
partial withdrawal ...........................................................23
partial withdrawal charge ....................................................25
payment options ..............................................................20
Planned Premium ..............................................................16
policy anniversary ...........................................................28
policy year ..................................................................28
premium; premium payment ......................................................3
prospectus ....................................................................2
receive; receipt .............................................................31
reinstate; reinstatement .....................................................16
sales charge .................................................................24
SEC ..........................................................................15
Separate Account S ...........................................................14
Series Funds .................................................................14
Servicing Office .....................................................Back Cover
special loan account .........................................................23
subaccount ...................................................................14
surrender .....................................................................3
surrender value ...............................................................3
Target Premium ...............................................................24
tax considerations ...........................................................32
telephone transactions .......................................................31
Total Sum Insured ............................................................17
transfers of account value ...................................................22 variable investment options ..................................................14 we; us .......................................................................14
withdrawal ...................................................................23
withdrawal charges ...........................................................25
you; your ....................................................................29

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.


                            JHVLICO SERVICING OFFICE
                            ------------------------

           Express Delivery                         Mail Delivery
           ----------------                         -------------
         529 Main Street (X-4)                      P.O. Box 111
         Charlestown, MA 02129                    Boston, MA 02117

               Phone:                                  Fax:
               ------                                  ----
           1-800-732-5543                         1-617-886-3048


     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2004

                                FOR INTERESTS IN


               JOHN HANCOCK VARIABLE LIFE ACCOUNT S ("REGISTRANT")

                       INTERESTS ARE MADE AVAILABLE UNDER

                         VARIABLE ESTATE PROTECTION PLUS

    A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE SURVIVORSHIP INSURANCE POLICY
                                    ISSUED BY

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            2
Financial Statements of Registrant and Depositor. . . . .            4

DESCRIPTION OF THE DEPOSITOR

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF THE REGISTRANT

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and JHVLICO. JHVLICO pay compensation to these broker-dealers for promoting, marketing and selling JHVLICO products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

   . 87.75% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 5% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. Signator representatives may also receive additional cash incentives (in the form of bonus payments, expense payments or the waiver of overhead costs or expenses) or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of policies issued by JHVLICO. From time to time, Signator, at its expense, may provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our policies instead of policies issued by other insurance companies.

  JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

                 2003. . . . . . . . . .       $ 67,837,010
                 2002. . . . . . . . . .       $ 97,422,735
                 2001. . . . . . . . . .       $111,710,560

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                         REPORT OF INDEPENDENT AUDITORS




The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation and modified coinsurance contracts. In 2001, the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 19, 2004

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------  ----------
                                                            (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $78.8; 2002 -- $83.3). . . . . . . . . . . .   $    78.7   $    83.8
 Available-for-sale -- at fair value (cost: 2003 --
  $3,621.5, 2002 -- $2,949.3). . . . . . . . . . . . .     3,786.9     3,011.3
Equity securities:
 Available-for-sale - at fair value (cost: 2003 --
  $39.6; 2002 -- $11.1). . . . . . . . . . . . . . . .        41.7        11.9
 Mortgage loans on real estate . . . . . . . . . . . .       883.0       668.4
Real estate. . . . . . . . . . . . . . . . . . . . . .        13.4        20.4
Policy loans . . . . . . . . . . . . . . . . . . . . .       370.9       359.4
Short-term investments . . . . . . . . . . . . . . . .        10.1         0.1
Other invested assets. . . . . . . . . . . . . . . . .       158.5        88.8
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     5,343.2     4,244.1
Cash and cash equivalents. . . . . . . . . . . . . . .        67.7       202.9
Accrued investment income. . . . . . . . . . . . . . .        70.2        70.1
Premiums and accounts receivable . . . . . . . . . . .         4.5         3.8
Deferred policy acquisition costs. . . . . . . . . . .     1,205.7     1,164.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       205.2       149.2
Other assets . . . . . . . . . . . . . . . . . . . . .       117.0       122.9
Separate account assets. . . . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $13,895.4   $11,841.5
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                              DECEMBER 31,
                                                         ---------------------
                                                           2003        2002
                                                         ---------  ----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,852.6   $ 4,068.7
Policyholders' funds . . . . . . . . . . . . . . . . .         3.4         3.3
Unearned revenue . . . . . . . . . . . . . . . . . . .       264.5       243.5
Unpaid claims and claim expense reserves . . . . . . .        32.1        24.7
Dividends payable to policyholders . . . . . . . . . .         0.5         0.4
Income taxes -- Note 5 . . . . . . . . . . . . . . . .       295.1       229.8
Other liabilities. . . . . . . . . . . . . . . . . . .       312.5       298.5
Separate account liabilities . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    12,642.6    10,752.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       600.3       492.6
Accumulated other comprehensive income . . . . . . . .        77.6        21.4
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,252.8     1,088.9
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $13,895.4   $11,841.5
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                       CONSOLIDATED STATEMENTS OF INCOME

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    -------  -------  --------
                                                         (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . . . . . . $ 67.2   $ 58.5    $ 60.1
Universal life and investment-type product
 charges. . . . . . . . . . . . . . . . . . . . . .   367.7    356.0     365.4
Net investment income - Note 3. . . . . . . . . . .   316.3    270.1     227.0
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(5.4), $(7.5) and $(1.5),
 respectively - Notes 1, 3, and 9 . . . . . . . . .  (24.8)   (20.8)     (9.0)
Other revenues. . . . . . . . . . . . . . . . . . .    0.2      1.3      24.0
                                                    ------   ------    ------
 Total revenues . . . . . . . . . . . . . . . . . .  726.6    665.1     667.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . . . . . .  337.9    344.1     294.1
Other operating costs and expenses. . . . . . . . .   96.4     69.0      76.2
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment and other gains (losses) of $(5.4),
 $(7.5) and $(1.5), respectively -- Notes 1, 3 and
 9. . . . . . . . . . . . . . . . . . . . . . . . .  104.8     60.0      67.1
Dividends to policyholders. . . . . . . . . . . . .   17.5     18.8      21.4
                                                    ------   ------    ------
 Total benefits and expenses. . . . . . . . . . . .  556.6    491.9     458.8
                                                    ------   ------    ------
Income before income taxes and cumulative effect
 of accounting change . . . . . . . . . . . . . . .  170.0    173.2     208.7
Income taxes - Note 5 . . . . . . . . . . . . . . .   55.8     58.4      62.2
                                                    ------   ------    ------
Income before cumulative effect of accounting
 change . . . . . . . . . . . . . . . . . . . . . .  114.2    114.8     146.5
Cumulative effect of accounting change, net of tax    (6.5)      --      (1.6)
                                                    ------   ------    ------
Net income. . . . . . . . . . . . . . . . . . . . . $107.7   $114.8    $144.9
                                                    ======   ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                             ACCUMULATED
                                    ADDITIONAL                  OTHER          TOTAL
                            COMMON     PAID      RETAINED   COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                            STOCK   IN CAPITAL   EARNINGS      INCOME         EQUITY           SHARES
                            ------  -----------  ---------  -------------  -------------  --------------
                                             (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . . . .    $2.5     $572.4      $232.9       $(2.2)        $  805.6          50.0
Comprehensive income:
 Net income . . . . . . .                          144.9                        144.9
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                        7.9              7.9
                                                                             --------
Comprehensive income. . .                                                       152.8
Change in accounting
 principle. . . . . . . .                                        7.2              7.2
                             ----     ------      ------       -----         --------          ----
Balance at December 31,
 2001 . . . . . . . . . .    $2.5     $572.4      $377.8       $12.9         $  965.6          50.0
                             ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . . . .                          114.8                        114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                        8.5              8.5
                                                                             --------
Comprehensive income. . .                                                       123.3
                             ----     ------      ------       -----         --------          ----
Balance at December 31,
 2002 . . . . . . . . . .    $2.5     $572.4      $492.6       $21.4         $1,088.9          50.0
                             ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . . . .                          107.7                        107.7
Other comprehensive
 income, net of tax:
 Net unrealized gains . .                                       56.2             56.2
                                                                             --------
Comprehensive income. . .                                                       163.9
                             ----     ------      ------       -----         --------          ----
Balance at December 31,
 2003 . . . . . . . . . .    $2.5     $572.4      $600.3       $77.6         $1,252.8          50.0
                             ====     ======      ======       =====         ========          ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               YEARS ENDED DECEMBER 31,
                                           ----------------------------------
                                              2003        2002        2001
                                           ---------   ---------   ----------
                                                     (IN MILLIONS)
Cash flows from operating activities:
Net income                                 $   107.7   $   114.8    $   144.9
Adjustments to reconcile net income to
 net cash (used in) provided by
 operating activities:
 Amortization of discount - fixed
  maturities . . . . . . . . . . . . . .       (10.7)       (0.3)        (0.4)
 Net realized investment and other
 losses. . . . . . . . . . . . . . . . .        24.8        20.8          9.0
 Change in deferred policy acquisition
  costs. . . . . . . . . . . . . . . . .       (49.6)     (124.6)       (74.1)
 Depreciation and amortization . . . . .         1.8         1.3          0.3
 Increase in accrued investment income .        (0.1)       (9.3)        (8.6)
 Decrease (increase) in premiums and
  accounts receivable. . . . . . . . . .        (0.7)        8.7         (5.5)
 (Increase) decrease in other assets and
  other liabilities, net . . . . . . . .       (61.9)      (28.0)      (159.2)
 (Decrease) increase in policy
  liabilities and accruals, net. . . . .       216.6       (53.3)       289.1
 Increase in income taxes. . . . . . . .        35.1        33.5        118.7
                                           ---------   ---------    ---------
  Net cash (used in) provided by
     operating activities. . . . . . . .       263.0       (36.4)       314.2
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale. .       690.1       460.2        184.6
  Equity securities available-for-sale .        38.3         7.4          6.0
  Real estate. . . . . . . . . . . . . .         5.8         0.3          3.3
  Short-term investments and other
     invested assets . . . . . . . . . .        31.6           -            -
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity. . .         4.1         3.2          4.5
  Fixed maturities available-for-sale. .       241.1       155.7        180.4
  Short-term investments and other
     invested assets . . . . . . . . . .         0.1        24.9         46.5
  Mortgage loans on real estate. . . . .       102.9        90.7         66.4
 Purchases of:
  Fixed maturities held-to-maturity. . .        (1.1)       (3.1)        (5.1)
  Fixed maturities available-for-sale. .    (1,625.0)   (1,174.5)    (1,112.3)
  Equity securities available-for-sale .       (60.4)       (3.9)        (6.1)
  Real estate. . . . . . . . . . . . . .        (0.2)       (0.1)        (0.6)
  Short-term investments and other
     invested assets . . . . . . . . . .       (93.9)      (73.3)       (39.6)
Mortgage loans on real estate issued . .      (321.4)     (170.4)       (85.0)
Other, net . . . . . . . . . . . . . . .       (11.0)      (10.1)       (25.6)
                                           ---------   ---------    ---------
 Net cash used in investing activities .   $  (999.0)  $  (693.0)   $  (782.6)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                       YEARS ENDED DECEMBER 31,
                                                    -------------------------------
                                                      2003       2002        2001
                                                    --------   --------   ---------
                                                            (IN MILLIONS)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . . . . .   $1,097.2   $1,232.1    $1,220.7
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . . . . .     (496.4)    (415.2)     (914.2)
                                                    --------   --------    --------
 Net cash provided by financing activities. . . .      600.8      816.9       306.5
                                                    --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . . . . .     (135.2)      87.5      (161.9)
Cash and cash equivalents at beginning of year. .      202.9      115.4       277.3
                                                    --------   --------    --------
Cash and cash equivalents at end of year. . . . .   $   67.7   $  202.9    $  115.4
                                                    ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) whose ultimate parent company is John Hancock Financial Services, Inc. (JHFS). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be Manulife's primary U.S. brand. This filing does not reflect or assume any changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

INVESTMENTS

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $3.7 million and $10.6 million at December 31, 2003 and 2002, and is reported in real estate in the investment section of the consolidated balance sheets.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

DEFERRED POLICY ACQUISITION COSTS

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 6.0% and the total amortization period life was 30 years for universal life products. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amoritization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million in unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 6 -- Reinsurance below for additional disclosures regarding reinsurance.

VALUE OF BUSINESS ACQUIRED

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 -- Value of Business Acquired for presentation of summarized financial information regarding VOBA.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.
 Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

PARTICIPATING INSURANCE

Participating business represents approximately 4.9% and 5.4% of the Company's life insurance in-force at December 31, 2003 and 2002, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 5 -- Income Taxes for additional disclosures on this topic.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

SFAS No. 133 -- Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interest holders are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities
(SPEs), and otherwise will be applicable at March 31, 2004.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1).
 SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150).
 SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an
obligation by issuing more equity shares.   The adoption of SFAS No. 150 had no
impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness
of the Obligor under Those Instruments" (DIG B36).   DIG B36 addresses whether
SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income.
 In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003, which the Company recorded through net income as a cumulative effect of an accounting change.

SFAS No. 148 -- Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company's parent adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. As a result of the adoption, JHFS allocated $0.1 million of expenses to the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No. 25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 141 -- Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Issue No. 99-20 -- Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 140 -- Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

      NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL used to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $144.3 million, $161.8 million and $155.1 million for the year ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, respectively, the Company owed John Hancock $57.4 million and $49.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002 and 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $20.7 million, $42.0 million and $45.4 million of cash for the combined tax, commission and expense allowances for the years ended December 31, 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $5.0 million, $1.1 million and $1.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.6 million and $115.2 million as of December 31, 2003 and 2002, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.8 million and $0.4 million from the Company in 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million for the years 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2003 and 2002, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 6.0 million, $9.3 million and $10.4 million in 2003, 2002 and 2001, respectively. The pension plan prepaid expense allocated to the Company amounted to $76.4 million and $72.6 million at December 31, 2003 and 2002, respectively.

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                               YEARS ENDED DECEMBER 31,
                                                             ----------------------------
                                                               2003      2002      2001
                                                             --------  --------  --------
                                                                   (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities. . . . . . . . . . . . . . . . . . . . . .   $242.3    $201.3    $160.1
Equity securities . . . . . . . . . . . . . . . . . . . . .      0.8       0.1       0.3
Mortgage loans on real estate . . . . . . . . . . . . . . .     52.4      46.8      42.3
Real estate . . . . . . . . . . . . . . . . . . . . . . . .      4.6       4.5       2.3
Policy loans. . . . . . . . . . . . . . . . . . . . . . . .     20.3      20.9      21.1
Short-term investments. . . . . . . . . . . . . . . . . . .      1.2       1.6       6.3
Other . . . . . . . . . . . . . . . . . . . . . . . . . . .      6.8       2.5       3.3
                                                              ------    ------    ------
Gross investment income . . . . . . . . . . . . . . . . . .    328.4     277.7     235.7
 Less investment expenses . . . . . . . . . . . . . . . . .     12.1       7.6       8.7
                                                              ------    ------    ------
 Net investment income. . . . . . . . . . . . . . . . . . .   $316.3    $270.1    $227.0
                                                              ======    ======    ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
Fixed maturities. . . . . . . . . . . . . . . . . . . . . .   $(10.3)   $(39.9)   $(25.1)
Equity securities . . . . . . . . . . . . . . . . . . . . .      3.6       2.5       3.8
Mortgage loans on real estate and real estate . . . . . . .     (3.2)      0.8      (1.2)
Derivatives and other invested assets . . . . . . . . . . .    (20.3)      8.3      12.0
Amortization adjustment for deferred policy
 acquisition costs. . . . . . . . . . . . . . . . . . . . .      5.4       7.5       1.5
                                                              ------    ------    ------
Net realized investment and other losses, net of
 related amortization of deferred policy acquisition
 costs. . . . . . . . . . . . . . . . . . . . . . . . . . .   $(24.8)   $(20.8)   $ (9.0)
                                                              ======    ======    ======


Gross gains of $38.2 million, $12.7 million, and $6.5 million and gross losses of $8.8 million, $13.3 million, and $3.3 million in 2003, 2002 and 2001, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                               GROSS       GROSS
                                  AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                    COST       GAINS       LOSSES      VALUE
                                  ---------  ----------  ----------  ----------
                                                 (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   71.0     $  0.3     $ (0.4)     $   70.9
Mortgage-backed securities. . .        7.7        0.2         --           7.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   78.7     $  0.5     $ (0.4)     $   78.8
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $3,080.0     $181.2     $(26.3)     $3,234.9
Mortgage-backed securities. . .      502.4       20.9      (12.4)        510.9
Obligations of states and
 political subdivisions . . . .       12.5        0.3         --          12.8
Debt securities issued by
 foreign governments. . . . . .        2.2        0.3         --           2.5
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       24.4        1.4         --          25.8
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    3,621.5      204.1      (38.7)      3,786.9
Equity securities . . . . . . .       39.6        2.1         --          41.7
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $3,661.1     $206.2     $(38.7)     $3,828.6
                                  ========     ======     ======      ========
DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
Mortgage-backed securities. . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
Mortgage-backed securities. . .      489.9       28.6      (14.1)        504.4
Obligations of states and
 political subdivisions . . . .        6.2        0.3         --           6.5
Debt securities issued by
 foreign governments. . . . . .        3.6        0.3       (0.1)          3.8
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    2,949.3      158.5      (96.5)      3,011.3
Equity securities . . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                          ---------  ----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $    0.1    $    0.1
Due after one year through five years . . . . . . . . .        1.8         1.8
Due after five years through ten years. . . . . . . . .       15.4        15.4
Due after ten years . . . . . . . . . . . . . . . . . .       53.7        53.6
                                                          --------    --------
                                                              71.0        70.9
Mortgage-backed securities. . . . . . . . . . . . . . .        7.7         7.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $   78.7    $   78.8
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $  146.7    $  152.1
Due after one year through five years . . . . . . . . .      987.5     1,039.7
Due after five years through ten years. . . . . . . . .    1,206.8     1,281.6
Due after ten years . . . . . . . . . . . . . . . . . .      778.1       802.6
                                                          --------    --------
                                                           3,119.1     3,276.0
Mortgage-backed securities. . . . . . . . . . . . . . .      502.4       510.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $3,621.5    $3,786.9
                                                          ========    ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $212.5 million and $169.9 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Bonds with amortized cost of $18.6 million were non-income producing for year ended December 31, 2003.

No significant depreciation expense on investment real estate was recorded for the years ended December 31, 2003 and 2002. Depreciation expense on investment real estate was $0.3 million in 2001. Accumulated depreciation was $1.7 million, and $2.8 million at December 31, 2003, and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company relies on its Parent's, JHFS', process to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At the end of each quarter, JHFS' Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the JHFS Chief Investment Officer and the JHFS Corporate Risk Officer who reports to the JHFS Chief Financial Officer. The analysis focuses on each issuer's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

Through JHFS' Investment Review Committee, the Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and
(3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                           UNREALIZED LOSSES ON ASSETS

                                                                          AS OF DECEMBER 31, 2003
                                                                        ---------------------------
                                               LESS THAN 12 MONTHS           12 MONTHS OR MORE                    TOTAL
                                           ---------------------------  ---------------------------  -----------------------------
                                           CARRYING VALUE               CARRYING VALUE               CARRYING VALUE
                                            OF SECURITIES                OF SECURITIES                OF SECURITIES
                                             WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED    WITH GROSS      UNREALIZED
                                           UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES    UNREALIZED LOSS     LOSSES
                                           ---------------  ----------  ---------------  ----------  ---------------  ------------
DESCRIPTION OF SECURITIES:
Federal agency mortgage backed securities      $ 92.0        $ (6.6)        $ 54.8        $ (5.8)        $146.8         $(12.4)
Corporate bonds. . . . . . . . . . . . .        378.1         (12.1)         283.1         (14.6)         661.2          (26.7)
                                               ------        ------         ------        ------         ------         ------
Total debt securities. . . . . . . . . .        470.1         (18.7)         337.9         (20.4)         808.0          (39.1)
Common stocks. . . . . . . . . . . . . .           --            --            2.3            --            2.3             --
                                               ------        ------         ------        ------         ------         ------
Total. . . . . . . . . . . . . . . . . .       $470.1        $(18.7)        $340.2        $(20.4)        $810.3         $(39.1)
                                               ======        ======         ======        ======         ======         ======


The table above shows the Company's securities that were in a loss position at December 31, 2003 for more than one year and less than one year. Gross unrealized losses consist of a hedging adjustment, the impact of interest rates on the non hedged portion of the portfolio, and the impact of creditworthiness. Unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $39.1 million excluding basis adjustments related to hedging relationships. Of this total, $20.4 million are due to securities that have had various amounts of unrealized loss for more than twelve months. Of the total unrealized losses, $20.1 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds. The gross unrealized losses on below investment grade fixed maturity securities declined to $19.1 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening. Although the gross unrealized losses on below investment grade fixed maturity securities are approximately 50% of the total unrealized losses, they only represent 1.4% of the total carrying value of fixed maturity securities with gross unrealized losses.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
 Real estate to be disposed of . . . . . . . . . . .        --         --          --           --
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
                                                          ====       ====        ====         ====
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .      $5.5         --        $2.6         $2.9
 Real estate to be disposed of . . . . . . . . . . .       0.8         --         0.8            -
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                                          ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of . . . . . . . . . . .       0.7        0.1          --          0.8
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                                          ====       ====        ====         ====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003 and 2002 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  DECEMBER 31,
                                                                ---------------
                                                                 2003    2002
                                                                ------  -------
                                                                 (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.8       --
Provision for losses. . . . . . . . . . . . . . . . . . . . .   (0.2)      --
                                                                ----       --
Net impaired mortgage loans on real estate. . . . . . . . . .    0.6       --
                                                                ====       ==


The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    --------------------------
                                                     2003     2002      2001
                                                    -------  -------  --------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $0.4     $1.2      $3.3
Interest income recognized on impaired loans. . .      --       --       0.5


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $11.9 million as of December 31, 2003 and $3.5 million as of December 31, 2002. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                -------------------------
                                                                                 2003     2002      2001
                                                                                -------  -------  ---------
                                                                                      (IN MILLIONS)
Expected. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $0.5     $0.3      $0.4
Actual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.4      0.2       0.4


At December 31, 2003, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                      CARRYING AMOUNT  GEOGRAPHIC                             CARRYING AMOUNT
PROPERTY TYPE                          (IN MILLIONS)   CONCENTRATION                           (IN MILLIONS)
------------------------------------  ---------------  ------------------------------------  -----------------
Apartments. . . . . . . . . . . . .       $102.6       East North Central. . . . . . . . .        $ 94.7
Hotels. . . . . . . . . . . . . . .         24.0       East South Central. . . . . . . . .          34.7
Industrial. . . . . . . . . . . . .        131.8       Middle Atlantic . . . . . . . . . .          63.6
Office buildings. . . . . . . . . .        173.5       Mountain. . . . . . . . . . . . . .          55.3
Retail. . . . . . . . . . . . . . .        150.8       New England . . . . . . . . . . . .          75.0
Mixed Use . . . . . . . . . . . . .         55.4       Pacific . . . . . . . . . . . . . .         207.4
Agricultural. . . . . . . . . . . .        224.6       South Atlantic. . . . . . . . . . .         234.0
Other . . . . . . . . . . . . . . .         22.8       West North Central. . . . . . . . .          26.3
                                                       West South Central. . . . . . . . .          89.7
                                                       Canada/Other. . . . . . . . . . . .           4.8
Allowance for losses. . . . . . . .         (2.5)      Allowance for losses. . . . . . . .          (2.5)
                                          ------                                                  ------
Total . . . . . . . . . . . . . . .       $883.0       Total . . . . . . . . . . . . . . .        $883.0
                                          ======                                                  ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2003 and 2002 was $6.3 million and $6.4 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2003 and 2002 was $63.1 million and $45.8 million and appears on the consolidated balance sheet in other liabilities.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

In 2003 and 2002, the Company recognized net loss of $4.0 million and a net gain of $0.9 million, respectively, related to the ineffective portion of its fair value hedges, and no net gain for either period, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2003, all of the Company's hedged firm commitments qualified as fair value hedges.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreeements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 5 -- INCOME TAXES

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                      2003    2002       2001
                                                     ------  --------  --------
                                                          (IN MILLIONS)
Current taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .   $25.2   $ (9.8)    $30.1
 Foreign . . . . . . . . . . . . . . . . . . . . .     0.2     (0.2)       --
                                                     -----   ------     -----
                                                      25.4    (10.0)     30.1
Deferred taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .    30.4     68.4      32.1
                                                     -----   ------     -----
Total income taxes . . . . . . . . . . . . . . . .   $55.8   $ 58.4     $62.2
                                                     =====   ======     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $59.5    $60.6     $73.0
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .      --       --      (9.0)
 Prior years taxes. . . . . . . . . . . . . . . .     1.2      2.2       2.1
 Tax credits. . . . . . . . . . . . . . . . . . .    (1.5)    (0.8)     (0.4)
 Foreign taxes. . . . . . . . . . . . . . . . . .     0.2      0.2        --
 Tax exempt investment income . . . . . . . . . .    (0.3)    (3.6)     (5.6)
 Other. . . . . . . . . . . . . . . . . . . . . .    (3.3)    (0.2)      2.1
                                                    -----    -----     -----
  Total income taxes. . . . . . . . . . . . . . .   $55.8    $58.4     $62.2
                                                    =====    =====     =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                DECEMBER 31,
                                                               ----------------
                                                                2003     2002
                                                               ------  --------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . . . .   $210.5   $250.0
Other employee benefits. . . . . . . . . . . . . . . . . . .     25.5     20.2
Book over tax basis of investments . . . . . . . . . . . . .     12.0     12.0
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .     12.1       --
                                                               ------   ------
 Total deferred tax assets . . . . . . . . . . . . . . . . .    260.1    282.2
                                                               ------   ------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . . . .    405.2    419.5
Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.3      2.1
Basis in partnerships. . . . . . . . . . . . . . . . . . . .      0.1       --
Market discount on bonds . . . . . . . . . . . . . . . . . .      2.1      2.9
Lease income . . . . . . . . . . . . . . . . . . . . . . . .    102.9     71.5
Unrealized gains . . . . . . . . . . . . . . . . . . . . . .     42.3     12.8
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .       --     10.6
                                                               ------   ------
 Total deferred tax liabilities. . . . . . . . . . . . . . .    554.9    519.4
                                                               ------   ------
 Net deferred tax liabilities. . . . . . . . . . . . . . . .   $294.8   $237.2
                                                               ======   ======

The Company made income tax payments of $17.7 million and $27.2 million in 2003 and 2002, respectively and received an income tax refund of $32.4 million in 2001.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6 -- REINSURANCE

The effect of reinsurance on premiums written and earned was as follows:

                                                                              2003               2002                2001
                                                                        ----------------   ----------------   -------------------
                                                                                 PREMIUMS           PREMIUMS            PREMIUMS
                                                                        WRITTEN   EARNED   WRITTEN   EARNED   WRITTEN    EARNED
                                                                        -------  --------  -------  --------  -------  ----------
                                                                                             (IN MILLIONS)
Life Insurance:
Direct. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $160.2   $160.2    $105.3   $105.3    $ 82.0    $ 82.0
Ceded . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (93.0)   (93.0)    (46.8)   (46.8)    (21.9)    (21.9)
                                                                        ------   ------    ------   ------    ------    ------
Net life insurance premiums . . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 67.2    $ 58.5   $ 58.5    $ 60.1    $ 60.1
                                                                        ======   ======    ======   ======    ======    ======

For the year ended December 31, 2003, 2002 and 2001, benefits to policyholders under life ceded reinsurance contracts were $8.5 million, $7.9 million and $3.8 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements, refer to Note 2 -- Related Party Transactions.

NOTE 7 -- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $55.3 million, $58.7 million, $8.2 million and $101.7 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $229.7 million at December 31, 2003. The majority of these commitments expire in 2004.

CONTINGENCIES

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $0.7 million and $2.7 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 8 -- SHAREHOLDER'S EQUITY

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)
                                                              -----------------
Balance at January 1, 2001. . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $7.2 million) . . . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax
 expense of $1.1 million) . . . . . . . . . . . . . . . . .           2.1
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $3.2 million) . . .          (6.0)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           7.9
Change in accounting principle. . . . . . . . . . . . . . .           7.2
                                                                   ------
Balance at December 31, 2001. . . . . . . . . . . . . . . .        $ 12.9
                                                                   ======
Balance at January 1, 2002. . . . . . . . . . . . . . . . .        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $12.9 million). . . . . . . . . . . . . . . . .          21.4
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $0.2 million). . . . . .          (0.4)
Adjustment to deferred policy acquisition costs and present
 value of future profits
 (net of deferred income tax benefit of $6.7 million) . . .         (12.5)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           8.5
                                                                   ------
Balance at December 31, 2002. . . . . . . . . . . . . . . .        $ 21.4
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)
                                                              -----------------
Balance at January 1, 2003. . . . . . . . . . . . . . . . .        $ 21.4
Gross unrealized gains (losses) (net of deferred income tax
 expense of $27.4 million). . . . . . . . . . . . . . . . .          52.2
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $10.3 million) . . . . .          19.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $8.2  million). . . . . . . . . . . . . . . . . . . . .         (15.1)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .          56.2
                                                                   ------
Balance at December 31, 2003. . . . . . . . . . . . . . . .        $ 77.6
                                                                   ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                                2003     2002      2001
                                                                               -------  -------  ---------
                                                                                    (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $165.4   $ 62.0    $ 20.6
  Equity investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.1      0.8       1.0
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1.9     (2.4)      5.2
                                                                               ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   169.4     60.4      26.8
Amounts of unrealized investment (gains) losses attributable to:
 Deferred policy acquisition cost and present value of future profits . . . .   (49.5)   (26.2)     (7.1)
 Deferred federal income taxes. . . . . . . . . . . . . . . . . . . . . . . .   (42.3)   (12.8)     (6.8)
                                                                               ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (91.8)   (39.0)    (13.9)
                                                                               ------   ------    ------
Net unrealized investment gains (losses)                                       $ 77.6   $ 21.4    $ 12.9
                                                                               ======   ======    ======

(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principal balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining balance of these securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There were no other permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                                      2003    2002     2001
                                                                     ------  ------  --------
                                                                         (IN MILLIONS)
Statutory net income . . . . . . . . . . . . . . . . . . . . . . .   $ 82.1  $ 52.7   $  4.0
Statutory surplus. . . . . . . . . . . . . . . . . . . . . . . . .    669.4   589.6    561.0

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

ASSET GATHERING SEGMENT. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                      ASSET
YEAR ENDED DECEMBER 31, 2003                            PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------------------  ----------  ---------  --------------
                                                                   (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . . . . . . . .   $   408.8   $   26.3     $   435.1
Net investment income . . . . . . . . . . . . . . . .       302.8       13.5         316.3
                                                        ---------   --------     ---------
Segment revenues. . . . . . . . . . . . . . . . . . .       711.6       39.8         751.4
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
                                                        ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . . . . . . . .       684.6       42.0         726.6
                                                        =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . . . . . . . .       128.8        1.5         130.3
Net realized investment and other gains (losses). . .       (17.5)       1.4         (16.1)
Cumulative effect of accounting change, net of tax. .        (6.2)      (0.3)         (6.5)
                                                        ---------   --------     ---------
Net income. . . . . . . . . . . . . . . . . . . . . .       105.1        2.6         107.7
                                                        =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees accounted for by
 the equity method. . . . . . . . . . . . . . . . . .         8.6        0.2           8.8
Carrying value of investments accounted for by the
 equity method. . . . . . . . . . . . . . . . . . . .       103.1        7.4         110.5
Amortization of deferred policy acquisition costs . .        90.1       14.7         104.8
Income tax expense. . . . . . . . . . . . . . . . . .        55.3        0.5          55.8
Segment assets. . . . . . . . . . . . . . . . . . . .    12,256.6    1,638.8      13,895.4
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES)
 DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . . . . . . . .       (34.0)       3.8         (30.2)
Less amortization of deferred policy acquisition
 costs related to net realized investment and other
 gains (losses) . . . . . . . . . . . . . . . . . . .         7.0       (1.6)          5.4
                                                        ---------   --------     ---------
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs -- per consolidated financial
 statements . . . . . . . . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
Less income tax effect. . . . . . . . . . . . . . . .         9.5       (0.8)          8.7
                                                        ---------   --------     ---------
Net realized investment and other gains (losses),
 net-after-tax adjustment made to calculate segment
 operating income . . . . . . . . . . . . . . . . . .   $   (17.5)  $    1.4     $   (16.1)
                                                        =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                          ASSET
YEAR ENDED DECEMBER 31, 2002                PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------  ----------  ---------  --------------
                                                       (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . .   $   384.2   $   31.6     $   415.8
Net investment income . . . . . . . . . .       266.8        3.3         270.1
                                            ---------   --------     ---------
Segment revenues. . . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                            ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                            =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . .       140.2       (8.1)        132.1
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
Class action lawsuit. . . . . . . . . . .        (4.5)        --          (4.5)
Restructuring charges . . . . . . . . . .         0.3         --           0.3
                                            ---------   --------     ---------
Net income. . . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                            =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $     4.2   $     --     $     4.2
Carrying value of investments accounted
 for by the equity method . . . . . . . .        50.1        1.7          51.8
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .        28.8       31.2          60.0
Income tax expense. . . . . . . . . . . .        65.3       (6.9)         58.4
Segment assets. . . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses). . .         7.5         --           7.5
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (20.4)      (0.4)        (20.8)
Less income tax effect. . . . . . . . . .         7.5        0.2           7.7
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (12.9)  $   (0.2)    $   (13.1)
                                            =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                          ASSET
YEAR ENDED DECEMBER 31, 2001                PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------  ----------  ---------  --------------
                                                       (IN MILLIONS)
REVENUES:
Revenues from external customers. . . . .   $  385.1    $   64.4     $   449.5
Net investment income . . . . . . . . . .      229.2        (2.2)        227.0
                                            --------    --------     ---------
Segment revenues. . . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                            --------    --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                            ========    ========     =========
NET INCOME:
Segment after-tax operating income. . . .   $  130.0    $   22.2     $   152.2
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (5.6)         --          (5.6)
Surplus tax . . . . . . . . . . . . . . .        9.1          --           9.1
Class action lawsuit. . . . . . . . . . .       (9.2)         --          (9.2)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                            --------    --------     ---------
Net income. . . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                            ========    ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $    2.7          --     $     2.7
Carrying value of investments accounted
 for by the equity method . . . . . . . .       27.7          --          27.7
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .       46.6    $   20.5          67.1
Income tax expense. . . . . . . . . . . .       54.8         7.4          62.2
Segment assets. . . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
Less amortization of deferred policy
 acquisition costs related to net realized
 investment and other gains (losses). . .        1.5          --           1.5
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (9.0)         --          (9.0)
Less income tax effect. . . . . . . . . .        3.4          --           3.4
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (5.6)         --     $    (5.6)
                                            ========    ========     =========


The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  The fair value for equity securities is based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                    DECEMBER 31,
                                       ----------------------------------------
                                              2003                2002
                                       ------------------  --------------------
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ----------
                                                   (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . . . .   $   78.7  $   78.8  $   83.8   $   83.3
 Available-for-sale. . . . . . . . .    3,786.9   3,786.9   3,011.3    3,011.3
Equity securities:
 Available-for-sale. . . . . . . . .       41.7      41.7      11.9       11.9
Mortgage loans on real estate. . . .      883.0     943.4     668.4      718.8
Policy loans . . . . . . . . . . . .      370.9     370.9     359.4      359.4
Short-term investments . . . . . . .       10.1      10.1       0.1        0.1
Cash and cash equivalents. . . . . .       67.7      67.7     202.9      202.9
Derivatives:
 Interest rate swap agreements . . .        4.4       4.4       3.7        3.7
 Interest rate cap agreements. . . .        1.1       1.1       1.4        1.4
 Interest rate floor agreements. . .       12.6      12.6      14.2       14.2
 Equity collar agreements. . . . . .        0.1       0.1       0.3        0.3
LIABILITIES:
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .   $  276.6  $  281.1  $  203.6   $  186.7
Derivatives:
 Interest rate swap agreements . . .       54.8      54.8      59.0       59.0
Commitments. . . . . . . . . . . . .         --     229.7        --       93.3

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                                                ACCUMULATED
                                                             GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                AMOUNT       AND OTHER CHANGES      AMOUNT
                                                            ---------------  -----------------  ---------------
                                                                              (IN MILLIONS)
DECEMBER 31, 2003
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .        $25.0            $(22.7)            $2.3
DECEMBER 31, 2002
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .         25.0             (19.0)             6.0

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------
                                                          2003        2002         2001
                                                       ----------  ----------  ------------
                                                                 (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
VOBA amortization, net of tax of $0.3
 million,  $0.4 million and $0.6 million. . . . . . .     $0.6        $0.7         $1.0

                                                                                   TAX EFFECT     NET EXPENSE
                                                                                  -------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,        (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED -- (CONTINUED)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:                                                    --
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====



                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .     $ 6.0         --         $ 6.0
Amortization and other changes during
 2003:                                                    --
Amortization. . . . . . . . . . . . . .      (0.9)        --          (0.9)
Adjustment to unrealized gains on
 securities available-for-sale. . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2003 . . .     $ 2.3         --         $ 2.3
                                            =====         =          =====

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




To the Policyholders of
John Hancock Variable Life Account S of
 John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas (SC), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Investors Growth, MFS Research Series IC, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                       STATEMENT OF ASSETS AND LIABILITIES


                                DECEMBER 31, 2003

                                 LARGE                                 EMERGING
                                  CAP       FUNDAMENTAL    ACTIVE       MARKETS     FINANCIAL
                                 GROWTH       GROWTH        BOND        EQUITY      INDUSTRIES
                               SUBACCOUT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                              ------------  -----------  -----------  -----------  ------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. . $105,557,133  $1,450,792   $73,207,501  $18,311,155     $606,579
  Outside Trust, at value . .           --          --            --           --           --
                              ------------  ----------   -----------  -----------     --------
Total Assets. . . . . . . . . $105,557,133  $1,450,792   $73,207,501  $18,311,155     $606,579
                              ============  ==========   ===========  ===========     ========
NET ASSETS:
Contracts in accumulation . . $105,557,133  $1,450,792   $73,207,501  $18,311,155     $606,579
                              ------------  ----------   -----------  -----------     --------
Total net assets. . . . . . . $105,557,133  $1,450,792   $73,207,501  $18,311,155     $606,579
                              ============  ==========   ===========  ===========     ========
Units outstanding . . . . . .    5,149,639     199,811     3,600,381    1,704,956       53,736
                              ============  ==========   ===========  ===========     ========
Unit value (in
  accumulation) . . . . . . . $      20.50  $     7.26   $     20.33  $     10.74     $  11.29
                              ============  ==========   ===========  ===========     ========

                              INTERNATIONAL     SMALL
                                 EQUITY          CAP        HEALTH     OVERSEAS     EARNINGS
                                  INDEX        GROWTH      SCIENCES     EQUITY       GROWTH
                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              -------------  -----------  ----------  ----------  -------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
  Outside Trust, at value . .           --            --          --          --            --
                               -----------   -----------  ----------  ----------   -----------
Total Assets. . . . . . . . .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                               ===========   ===========  ==========  ==========   ===========
NET ASSETS:
Contracts in accumulation . .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                               -----------   -----------  ----------  ----------   -----------
Total net assets. . . . . . .  $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                               ===========   ===========  ==========  ==========   ===========
Units outstanding . . . . . .    3,105,455     2,291,067     222,953     563,169     2,917,248
                               ===========   ===========  ==========  ==========   ===========
Unit value (in
  accumulation) . . . . . . .  $     14.37   $     13.54  $    10.30  $    14.74   $     12.30
                               ===========   ===========  ==========  ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                                              LARGE      LARGE CAP
                                MID CAP        CAP         VALUE     FUNDAMENTAL      MONEY
                                 VALUE        VALUE         CORE        VALUE         MARKET
                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                               ----------  ------------  ----------  -----------  -------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
  Outside Trust, at value . .          --            --          --           --             --
                               ----------  ------------  ----------  -----------   ------------
Total Assets. . . . . . . . .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                               ==========  ============  ==========  ===========   ============
NET ASSETS:
Contracts in accumulation . .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                               ----------  ------------  ----------  -----------   ------------
Total net assets. . . . . . .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                               ==========  ============  ==========  ===========   ============
Units outstanding . . . . . .     572,396     6,515,929     517,429    3,170,458     16,166,195
                               ==========  ============  ==========  ===========   ============
Unit value (in
  accumulation) . . . . . . .  $    13.67  $      19.67  $    10.35  $     10.18   $      13.86
                               ==========  ============  ==========  ===========   ============



                               SMALL/MID                  LARGE
                                  CAP         BOND         CAP       SMALL/MID     SMALL CAP
                                GROWTH        INDEX      GROWTH B    CAP CORE        VALUE
                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                              -----------  -----------  ----------  -----------  -------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
  Outside Trust, at value . .          --           --          --           --            --
                              -----------  -----------  ----------  -----------   -----------
Total Assets. . . . . . . . . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                              ===========  ===========  ==========  ===========   ===========
NET ASSETS:
Contracts in
 accumulation . . . . . . . . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                              -----------  -----------  ----------  -----------   -----------
Total net assets. . . . . . . $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                              ===========  ===========  ==========  ===========   ===========
Units outstanding . . . . . .   2,167,472    3,959,604     450,211    2,931,984     3,406,357
                              ===========  ===========  ==========  ===========   ===========
Unit value (in
 accumulation). . . . . . . . $     19.83  $     14.20  $     6.72  $     13.90   $     14.94
                              ===========  ===========  ==========  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                                  REAL                                    TOTAL
                                 ESTATE       GROWTH &                    RETURN     SHORT-TERM
                                 EQUITY        INCOME       MANAGED        BOND         BOND
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                               -----------  ------------  ------------  ----------  ------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
  Outside Trust, at value . .           --            --            --          --            --
                               -----------  ------------  ------------  ----------   -----------
Total Assets. . . . . . . . .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                               ===========  ============  ============  ==========   ===========
NET ASSETS:
Contracts in accumulation . .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                               -----------  ------------  ------------  ----------   -----------
Total net assets. . . . . . .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                               ===========  ============  ============  ==========   ===========
Units outstanding . . . . . .    1,034,584     6,073,982     4,069,197     659,225     3,535,438
                               ===========  ============  ============  ==========   ===========
Unit value (in
 accumulation). . . . . . . .  $     28.33  $      22.71  $      31.21  $    10.20   $     16.20
                               ===========  ============  ============  ==========   ===========



                                SMALL CAP
                                EMERGING    INTERNATIONAL     EQUITY     HIGH YIELD      GLOBAL
                                 GROWTH     OPPORTUNITIES     INDEX         BOND          BOND
                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                               -----------  -------------  ------------  -----------  -------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
  Outside Trust, at value . .           --            --             --           --            --
                               -----------   -----------   ------------  -----------   -----------
Total Assets. . . . . . . . .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                               ===========   ===========   ============  ===========   ===========
NET ASSETS:
Contracts in accumulation . .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                               -----------   -----------   ------------  -----------   -----------
Total net assets. . . . . . .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                               ===========   ===========   ============  ===========   ===========
Units outstanding . . . . . .    3,223,829     3,589,916     16,779,865    2,316,918     1,308,518
                               ===========   ===========   ============  ===========   ===========
Unit value (in
 accumulation). . . . . . . .  $     11.33   $     11.73   $      17.69  $     10.20   $     18.32
                               ===========   ===========   ============  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                                  BRANDES       TURNER       FRONTIER       BUSINESS      AIM V.I.
                               INTERNATIONAL     CORE        CAPITAL     OPPORTUNITIES    PREMIER
                                  EQUITY        GROWTH     APPRECIATION      VALUE         EQUITY
                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                               -------------  -----------  ------------  -------------  ------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. .            --            --           --            --             --
  Outside Trust, at value . .   $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                                -----------   -----------  -----------    ----------     ----------
Total Assets. . . . . . . . .   $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                                ===========   ===========  ===========    ==========     ==========
NET ASSETS:
Contracts in accumulation . .   $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                                -----------   -----------  -----------    ----------     ----------
Total net assets. . . . . . .   $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                                ===========   ===========  ===========    ==========     ==========
Units outstanding . . . . . .     3,927,662     1,783,647    2,323,728       275,273        261,213
                                ===========   ===========  ===========    ==========     ==========
Unit value (in
 accumulation). . . . . . . .   $     19.25   $     17.42  $     24.51    $    10.17     $     9.91
                                ===========   ===========  ===========    ==========     ==========



                                 AIM V.I.
                                  CAPITAL                                                      JANUS ASPEN
                                DEVELOPMENT  FIDELITY VIP  FIDELITY VIP II   FIDELITY VIP II     GLOBAL
                                  SERIES        GROWTH        CONTRAFUND      OVERSEAS (SC)    TECHNOLOGY
                                SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                -----------  ------------  ----------------  ---------------  -------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. .            --             --              --               --              --
  Outside Trust, at value . .      $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                                   --------    -----------     -----------       ----------      ----------
Total Assets. . . . . . . . .      $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                                   ========    ===========     ===========       ==========      ==========
NET ASSETS:
Contracts in accumulation . .      $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                                   --------    -----------     -----------       ----------      ----------
Total net assets. . . . . . .      $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                                   ========    ===========     ===========       ==========      ==========
Units outstanding . . . . . .        35,341        776,980       1,807,728           69,065         416,541
                                   ========    ===========     ===========       ==========      ==========
Unit value (in
 accumulation). . . . . . . .      $  10.13    $     14.69     $     14.46       $    15.26      $     3.64
                                   ========    ===========     ===========       ==========      ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                                  JANUS
                                  ASPEN       MFS NEW       MFS         MFS
                                WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                                  GROWTH      SERIES       GROWTH    SERIES IC      EQUITY
                                SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                ----------  -----------  ----------  ----------  ------------
ASSETS
Investments in shares of
  portfolios of:
  John Hancock Variable
  Series Trust I, at value. .           --           --          --         --            --
  Outside Trust, at value . .   $3,226,360  $11,729,814  $2,345,595   $226,244       $80,758
                                ----------  -----------  ----------   --------       -------
Total Assets. . . . . . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244       $80,758
                                ==========  ===========  ==========   ========       =======
NET ASSETS:
Contracts in accumulation . .   $3,226,360  $11,729,814  $2,345,595   $226,244       $80,758
                                ----------  -----------  ----------   --------       -------
Total net assets. . . . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244       $80,758
                                ==========  ===========  ==========   ========       =======
Units outstanding . . . . . .      546,498    1,237,879     276,080     15,403         6,495
                                ==========  ===========  ==========   ========       =======
Unit value (in
 accumulation). . . . . . . .   $     5.90  $      9.48  $     8.50   $  14.69       $ 12.43
                                ==========  ===========  ==========   ========       =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                             STATEMENT OF OPERATIONS

                                DECEMBER 31, 2003

                                 LARGE                                   EMERGING
                                  CAP        FUNDAMENTAL    ACTIVE       MARKETS      FINANCIAL
                                 GROWTH        GROWTH        BOND         EQUITY     INDUSTRIES
                               SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                              -------------  -----------  ------------  ----------  ------------
Investment Income:
 Distributions received
 from the net investment
 income of the underlying
 portfolio . . . . . . . . .  $    483,479    $     --    $ 3,261,437   $  216,706     $  6,705
                              ------------    --------    -----------   ----------     --------
Total investment income. . .       483,479          --      3,261,437      216,706        6,705
Expenses:
 Mortality & expense risk. .       213,393       2,796        112,318       25,417          898
                              ------------    --------    -----------   ----------     --------
Net investment income
 (loss). . . . . . . . . . .       270,086      (2,796)     3,149,119      191,289        5,807
Realized gain (loss) on
 investments:
 Realized gains (losses)
  on sale of portfolio
  shares . . . . . . . . . .   (19,176,158)     44,758        955,602      739,013        7,636
  Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . . . . .       141,182     118,261      1,816,450      634,949        1,083
                              ------------    --------    -----------   ----------     --------
Realized gains (losses). . .   (19,034,976)    163,019      2,772,052    1,373,962        8,719
Change in unrealized
 appreciation
 (depreciation) during the
 year. . . . . . . . . . . .    40,182,443     308,423     (1,419,934)   4,389,813       86,713
                              ------------    --------    -----------   ----------     --------
Net increase in net assets
 resulting from
 operations. . . . . . . . .  $ 21,417,553    $468,646    $ 4,501,237   $5,955,064     $101,239
                              ============    ========    ===========   ==========     ========


                             INTERNATIONAL     SMALL
                                EQUITY          CAP         HEALTH     OVERSEAS     EARNINGS
                                 INDEX        GROWTH       SCIENCES     EQUITY       GROWTH
                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                             -------------  ------------  ----------  ----------  --------------
Investment Income:
 Distributions received
 from the net investment
 income of the underlying
 portfolio . . . . . . . . .   $   949,642    $        --   $  4,732    $  265,114   $    19,824
                               -----------    -----------   --------    ----------   -----------
Total investment income. . .       949,642             --      4,732       265,114        19,824
Expenses:
 Mortality & expense risk. .        74,364         64,816      2,956        17,051        79,577
                               -----------    -----------   --------    ----------   -----------
Net investment income
 (loss). . . . . . . . . . .       875,278        (64,816)     1,776       248,063       (59,753)
Realized gain (loss) on
 investments:
 Realized gains (losses) on
  sale of portfolio
  shares . . . . . . . . . .    (1,009,356)    (2,147,497)   (13,768)      161,939    (6,263,495)
  Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . . . . .       275,332        429,866     47,556       187,035       561,908
                               -----------    -----------   --------    ----------   -----------
Realized gains (losses). . .      (734,024)    (1,717,631)    33,788       348,974    (5,701,587)
Change in unrealized
 appreciation
 (depreciation) during the
 year. . . . . . . . . . . .    14,131,864      8,976,914    373,349     1,295,568    13,140,170
                               -----------    -----------   --------    ----------   -----------
Net increase in net assets
 resulting from
 operations. . . . . . . . .   $14,273,118    $ 7,194,467   $408,913    $1,892,605   $ 7,378,830
                               ===========    ===========   ========    ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003





                                 MID CAP VALUE
                                   SUBACCOUNT                      LARGE
                                  PERIOD FROM        LARGE          CAP
                                 MAY 1, 2003(*)       CAP          VALUE     FUNDAMENTAL      MONEY
                                TO DECEMBER 31,      VALUE         CORE         VALUE         MARKET
                                      2003        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                ----------------  ------------  -----------  ------------  ------------
Investment Income:
 Distributions received from
 the net investment income
 of the underlying
 portfolio. . . . . . . . . .       $  9,560      $ 2,016,844   $   56,028   $   422,692     $2,593,780
                                    --------      -----------   ----------   -----------     ----------
Total investment income . . .          9,560        2,016,844       56,028       422,692      2,593,780
Expenses:
 Mortality & expense risk . .            477          151,098        4,609        72,701        276,212
                                    --------      -----------   ----------   -----------     ----------
Net investment income                  9,083        1,865,746       51,419       349,991      2,317,568
Realized gain (loss) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares. .         31,323       (3,263,559)     (23,957)   (1,429,196)            --
  Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . . . .        241,277        1,775,383      173,542        31,771             --
                                    --------      -----------   ----------   -----------     ----------
Realized gains (losses) . . .        272,600       (1,488,176)     149,585    (1,397,425)            --
Change in unrealized
 appreciation
 (depreciation) during the
 year . . . . . . . . . . . .        546,210       25,249,562      885,494     8,589,623             --
                                    --------      -----------   ----------   -----------     ----------
Net increase in net assets
 resulting from operations. .       $827,893      $25,627,132   $1,086,498   $ 7,542,189     $2,317,568
                                    ========      ===========   ==========   ===========     ==========


                                   SMALL/MID       BOND       LARGE CAP    SMALL/MID      SMALL CAP
                                  CAP GROWTH       INDEX       GROWTH B    CAP CORE         VALUE
                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                ------------    ------------  ----------  -----------   -------------
Investment Income:
 Distributions received from
 the net investment income
 of the underlying
 portfolio. . . . . . . . . .    $        --     $ 2,756,710   $      --   $   136,852    $   252,432
                                 -----------     -----------   ---------   -----------    -----------
Total investment income . . .             --       2,756,710          --       136,852        252,432
Expenses:
 Mortality & expense risk . .         56,087          62,844       2,288        35,468         37,379
                                 -----------     -----------   ---------   -----------    -----------
Net investment income
 (loss) . . . . . . . . . . .        (56,087)      2,693,866      (2,288)      101,384        215,053
Realized gain (loss)
 on investments:
 Realized gains (losses) on
  sale of portfolio shares. .        (65,884)        725,817    (274,135)       79,845        385,489
  Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . . . .      2,777,295         247,517     392,561     3,351,041      1,904,310
                                 -----------     -----------   ---------   -----------    -----------
Realized gains. . . .              2,711,411         973,334     118,426     3,430,886      2,289,799
Change in unrealized
 appreciation
 (depreciation) during the
 year . . . . . . . . . . . .     10,132,667      (1,818,040)    515,948     8,521,567      9,889,844
                                 -----------     -----------   ---------   -----------    -----------
Net increase in net assets
 resulting from operations. .    $12,787,991     $ 1,849,160   $ 632,086   $12,053,837    $12,394,696
                                 ===========     ===========   =========   ===========    ===========



(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                                                                     TOTAL RETURN BOND
                                                                        SUBACCOUNT
                               REAL                                     PERIOD FROM
                              ESTATE      GROWTH &                    MAY 1, 2003(*)     SHORT-TERM
                              EQUITY       INCOME        MANAGED      TO DECEMBER 31,       BOND
                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT          2003          SUBACCOUNT
                            ----------  -------------  ------------  -----------------  -------------
Investment Income:
Distributions received
 from the net investment
 income of the underlying
 portfolio. . . . . . . .   $1,223,849  $  1,228,319   $ 3,996,043       $31,073         $1,857,677
                            ----------  ------------   -----------       -------         ----------
Total investment
 income . . . . . . . . .    1,223,849     1,228,319     3,996,043        31,073          1,857,677
Expenses:
 Mortality & expense
  risk. . . . . . . . . .       43,911       425,394       559,002           461             76,719
                            ----------  ------------   -----------       -------         ----------
Net investment income . .    1,179,938       802,925     3,437,041        30,612          1,780,958
Realized gain (loss) on
 investments:
 Realized gains (losses)
  on sale of portfolio
  shares. . . . . . . . .       10,565   (16,445,257)   (5,363,585)       (2,781)           232,006
  Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . .      819,953       661,563       531,884        27,871                 --
                            ----------  ------------   -----------       -------         ----------
Realized gains
 (losses) . . . . . . . .      830,518   (15,783,694)   (4,831,701)       25,090            232,006
Change in unrealized
 appreciation
(depreciation) during
 the year . . . . . . . .    5,994,959    42,194,328    23,017,640        22,417           (744,427)
                            ----------  ------------   -----------       -------         ----------
Net increase in net
 assets resulting from
 operations . . . . . . .   $8,005,415  $ 27,213,559   $21,622,980       $78,119         $1,268,537
                            ==========  ============   ===========       =======         ==========

                            SMALL CAP
                            EMERGING     INTERNATIONAL     EQUITY      HIGH YIELD     GLOBAL
                             GROWTH      OPPORTUNITIES     INDEX          BOND         BOND
                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                           ------------  -------------  -------------  ----------  ------------
Investment Income:
 Distributions received
 from the net investment
 income of the underlying
 portfolio. . . . . . . .  $    27,497   $   504,912    $  6,195,035   $1,438,291   $1,195,342
                           -----------   -----------    ------------   ----------   ----------
Total investment
 income . . . . . . . . .       27,497       504,912       6,195,035    1,438,291    1,195,342
Expenses:
 Mortality & expense
  risk. . . . . . . . . .       53,403        82,452         364,573       37,937       43,067
                           -----------   -----------    ------------   ----------   ----------
Net investment income
 (loss) . . . . . . . . .      (25,906)      422,460       5,830,462    1,400,354    1,152,275
Realized gain (loss) on
 investments:
 Realized gains (losses)
  on sale of portfolio
  shares . .  . . . . . .   (1,245,126)     (852,203)    (16,521,389)      28,942      718,554
  Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . .    4,894,125            --       1,411,441       60,598      422,730
                           -----------   -----------    ------------   ----------   ----------
Realized gains
 (losses) . . . . . . . .    3,648,999      (852,203)    (15,109,948)      89,540    1,141,284
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . . . .    8,251,266    10,673,193      72,853,821    1,664,579      755,398
                           -----------   -----------    ------------   ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . . . .  $11,874,359   $10,243,450    $ 63,574,335   $3,154,473   $3,048,957
                           ===========   ===========    ============   ==========   ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                              BRANDES       TURNER        FRONTIER      BUSINESS       AIM V.I.
                           INTERNATIONAL     CORE         CAPITAL     OPPORTUNITIES    PREMIER
                              EQUITY        GROWTH      APPRECIATION      VALUE         EQUITY
                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                           -------------  ------------  ------------  -------------  ------------
Investment Income:
Distributions received
 from the net investment
 income of the underlying
 portfolio. . . . . . . .  $   686,914    $    60,806   $        --     $ 16,953      $   7,334
                           -----------    -----------   -----------     --------      ---------
Total investment
 income . . . . . . . . .      686,914         60,806            --       16,953          7,334
Expenses:
 Mortality & expense
  risk. . . . . . . . . .       28,692         12,077        19,370          826          4,062
                           -----------    -----------   -----------     --------      ---------
Net investment income
 (loss) . . . . . . . . .      658,222         48,729       (19,370)      16,127          3,272
Realized gain (loss) on
 investments:
 Realized (losses) on
  sale of portfolio
  shares. . . . . . . . .   (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
  Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . .           --             --            --           --             --
                           -----------    -----------   -----------     --------      ---------
Realized (losses) . .       (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . . . .   25,475,792     10,420,662    18,593,925      504,092        763,075
                           -----------    -----------   -----------     --------      ---------
Net increase in net
 assets resulting from
 operations . . . . . . .  $22,132,824    $ 6,281,416   $15,909,835     $501,230      $ 546,341
                           ===========    ===========   ===========     ========      =========

                                                       AIM V.I.                                                        JANUS ASPEN
                                                       CAPITAL        FIDELITY VIP II  FIDELITY VIP  FIDELITY VIP II     GLOBAL
                                                  DEVELOPMENT SERIES    CONTRAFUND        GROWTH      OVERSEAS (SC)    TECHNOLOGY
                                                      SUBACCOUNT        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  ------------------  ---------------  ------------  ---------------  -------------
Investment Income:
 Distributions received from the net investment
 income of the underlying portfolio . . . . . .        $    --          $   55,294     $   14,576       $    703       $      --
                                                       -------          ----------     ----------       --------       ---------
Total investment income . . . . . . . . . . . .             --              55,294         14,576            703              --
Expenses:
 Mortality & expense risk . . . . . . . . . . .            147              20,539          8,308          1,303           2,318
                                                       -------          ----------     ----------       --------       ---------
Net investment income (loss). . . . . . . . . .           (147)             34,755          6,268           (600)         (2,318)
Realized gain (loss) on investments:
 Realized gains (losses) on sale of portfolio
  shares. . . . . . . . . . . . . . . . . . . .           (740)            (11,434)      (409,481)        98,617        (157,406)
  Distributions received from realized capital
  gains
  of the underlying portfolio . . . . . . . . .             --                  --             --             --              --
                                                       -------          ----------     ----------       --------       ---------
Realized gains (losses) . . . . . . . . . . . .           (740)            (11,434)      (409,481)        98,617        (157,406)
Change in unrealized appreciation
 (depreciation) during the year . . . . . . . .         57,475           4,479,688      3,033,463        151,169         583,913
                                                       -------          ----------     ----------       --------       ---------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .        $56,588          $4,503,009     $2,630,250       $249,186       $ 424,189
                                                       =======          ==========     ==========       ========       =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

                            JANUS ASPEN    MFS NEW       MFS         MFS
                             WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                              GROWTH       SERIES       GROWTH    SERIES IC      EQUITY
                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                            -----------  -----------  ----------  ----------  ------------
Investment Income:
 Distributions received
 from the net investment
 income of the
 underlying portfolio. .    $  23,822    $       --   $     --     $ 1,778      $   123
                            ---------    ----------   --------     -------      -------
Total investment
 income. . . . . . . . .       23,822            --         --       1,778          123
Expenses:
 Mortality & expense
  risk . . . . . . . . .        4,499         7,939      1,536         478           --
                            ---------    ----------   --------     -------      -------
Net investment income
 (loss). . . . . . . . .       19,323        (7,939)    (1,536)      1,300          123
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares . . .     (248,485)     (445,340)    (2,347)     (3,377)       1,528
  Distributions received
  from realized capital
  gains of the
  underlying
  portfolio. . . . . . .           --            --         --          --          356
                            ---------    ----------   --------     -------      -------
Realized gains
 (losses). . . . . . . .     (248,485)     (445,340)    (2,347)     (3,377)       1,884
Change in unrealized
 appreciation
 (depreciation) during
 the year. . . . . . . .      856,960     3,314,067    206,518      49,117        9,252
                            ---------    ----------   --------     -------      -------
Net increase in net
 assets resulting from
 operations. . . . . . .    $ 627,798    $2,860,788   $202,635     $47,040      $11,259
                            =========    ==========   ========     =======      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                       STATEMENT OF CHANGES IN NET ASSETS


                        FOR THE YEARS ENDED DECEMBER 31,






                                                                         LARGE CAP GROWTH              FUNDAMENTAL GROWTH
                                                                            SUBACCOUNT                     SUBACCOUNT
                                                                    ----------------------------  ---------------------------
                                                                        2003           2002          2003           2002
                                                                    -------------  -------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . . . . . . .  $    270,086   $     83,397   $    (2,796)   $    (2,293)
 Realized gains (losses) . . . . . . . . . . . . . . . . . . . . .   (19,034,976)   (28,665,386)      163,019       (125,623)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . . . . . . .    40,182,443     (2,921,044)      308,423       (245,274)
                                                                    ------------   ------------   -----------    -----------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . . . . . . . .    21,417,553    (31,503,033)      468,646       (373,190)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . . . . . . . . . . . .    34,288,046     37,876,263     1,606,326      2,165,262
 Transfers to policyholders for benefits, terminations
  and policy loans . . . . . . . . . . . . . . . . . . . . . . . .   (30,551,344)   (37,675,151)   (2,208,482)    (1,126,213)
                                                                    ------------   ------------   -----------    -----------
Net increase (decrease) in net assets resulting from
 policy transactions . . . . . . . . . . . . . . . . . . . . . . .     3,736,702        201,112      (602,156)     1,039,049
                                                                    ------------   ------------   -----------    -----------
Total increase (decrease) in net assets. . . . . . . . . . . . . .    25,154,255    (31,301,921)     (133,510)       665,859
Net assets at the beginning of the year. . . . . . . . . . . . . .    80,402,878    111,704,799     1,584,302        918,443
                                                                    ------------   ------------   -----------    -----------
Net assets at the end of the year. . . . . . . . . . . . . . . . .  $105,557,133   $ 80,402,878   $ 1,450,792    $ 1,584,302
                                                                    ============   ============   ===========    ===========




                                                                            ACTIVE BOND              EMERGING MARKETS EQUITY
                                                                            SUBACCOUNT                     SUBACCOUNT
                                                                    ----------------------------  -----------------------------
                                                                        2003           2002           2003            2002
                                                                    -------------  -------------  -------------  --------------
                                                                                                                   x
Increase (decrease) in net assets from operations:
 Net investment income                                              $  3,149,119   $  3,407,605   $    191,289    $      4,053
 Realized gains. . . . . . . . . . . . . . . . . . . . . . . . . .     2,772,052        681,395      1,373,962         465,979
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . . . . . . .    (1,419,934)       571,777      4,389,813      (1,366,976)
                                                                    ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 operations. . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,501,237      4,660,777      5,955,064        (896,944)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . . . . . . . . . . . .    55,635,739     39,617,023     40,300,271      41,707,506
 Transfers to policyholders for benefits, terminations
  and policy loans . . . . . . . . . . . . . . . . . . . . . . . .  (58,513,353)   (38,963,331)   (36,386,971)    (38,386,989)
                                                                    ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting from
 policy transactions . . . . . . . . . . . . . . . . . . . . . . .    (2,877,614)       653,692      3,913,300       3,320,517
                                                                    ------------   ------------   ------------    ------------
Total increase in net assets . . . . . . . . . . . . . . . . . . .     1,623,623      5,314,469      9,868,364       2,423,573
Net assets at the beginning of the year. . . . . . . . . . . . . .    71,583,878     66,269,409      8,442,791       6,019,218
                                                                    ------------   ------------   ------------    ------------
Net assets at the end of the year. . . . . . . . . . . . . . . . .  $ 73,207,501   $ 71,583,878   $ 18,311,155    $  8,442,791
                                                                    ============   ============   ============    ============



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                               FINANCIAL INDUSTRIES     INTERNATIONAL EQUITY INDEX
                                    SUBACCOUNT,                 SUBACCOUNT
                              -----------------------   ------------------------------
                                2003         2002           2003            2002
                              ----------  -----------   -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $   5,807   $     2,062   $    875,278    $    489,153
 Realized gains
  (losses). . . . . . . . .       8,719       (88,357)      (734,024)     (3,024,346)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      86,713       (20,939)    14,131,864      (2,137,219)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .     101,239      (107,234)    14,273,118      (4,672,412)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     732,297     2,052,380     53,194,854      52,080,239
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (478,505)   (1,827,686)   (49,657,614)    (49,462,024)
                              ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .     244,792       224,694      3,537,240       2,618,215
                              ---------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . .     346,031       117,460     17,810,358      (2,054,197)
Net assets at the
 beginning of the year. . .     260,548       143,088     26,807,353      28,861,550
                              ---------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . . . . .   $ 606,579   $   260,548   $ 44,617,711    $ 26,807,353
                              =========   ===========   ============    ============

                                   SMALL CAP GROWTH              HEALTH SCIENCES
                                      SUBACCOUNT                   SUBACCOUNT
                              ---------------------------   ----------------------------
                                  2003           2002          2003           2002
                              -------------  -------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . .   $    (64,816)  $    (67,628)  $     1,776    $      (121)
 Realized gains
  (losses). . . . . . . . .     (1,717,631)    (7,375,528)       33,788       (247,244)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . .      8,976,914     (3,121,699)      373,349       (146,395)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . .      7,194,467    (10,564,855)      408,913       (393,760)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . .     36,717,076     36,888,883     4,016,274      3,298,777
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . .    (37,620,257)   (38,536,363)   (3,131,327)    (3,442,934)
                              ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . .       (903,181)    (1,647,480)      884,947       (144,157)
                              ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . . .      6,291,286    (12,212,335)    1,293,860       (537,917)
Net assets at the
 beginning of the year. . .     24,739,182     36,951,517     1,002,739      1,540,656
                              ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . .   $ 31,030,468   $ 24,739,182   $ 2,296,599    $ 1,002,739
                              ============   ============   ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                      OVERSEAS EQUITY                EARNINGS GROWTH
                                         SUBACCOUNT                    SUBACCOUNT
                                 --------------------------   ------------------------------
                                     2003          2002           2003            2002
                                 -------------  -----------   -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . . .    $    248,063   $    34,981   $    (59,753)   $    (83,648)
 Realized gains
  (losses). . . . . . . . . .         348,974      (172,452)    (5,701,587)    (25,770,661)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . .       1,295,568       (72,467)    13,140,170      11,561,491
                                 ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . . . .       1,892,605      (209,938)     7,378,830     (14,292,818)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . . .      12,037,606     2,259,080     18,717,634      24,299,152
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . . . .     (10,130,778)   (1,716,808)   (20,794,472)    (23,438,724)
                                 ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . . . .       1,906,828       542,272     (2,076,838)        860,428
                                 ------------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . . . . . .       3,799,433       332,334      5,301,992     (13,432,390)
Net assets at the
 beginning of the year. . . .       4,503,560     4,171,226     30,566,412      43,998,802
                                 ------------   -----------   ------------   -------------
Net assets at the end
 of the year. . . . . . . . .    $  8,302,993   $ 4,503,560   $ 35,868,404    $ 30,566,412
                                 ============   ===========   ============    ============


                                       MID CAP VALUE            LARGE CAP VALUE
                                     SUBACCOUNT PERIOD            SUBACCOUNT
                                    FROM MAY 1, 2003(*)   ------------------------------
                                    TO DECEMBER 31, 2003      2003            2002
                                    --------------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income. . . .           $     9,083       $  1,865,746    $  1,216,297
 Realized gains (losses). . .               272,600         (1,488,176)       (230,566)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . .               546,210         25,249,562     (12,624,257)
                                        -----------       ------------    ------------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . . .               827,893         25,627,132     (11,638,526)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . . .            10,915,880        101,763,482      57,052,514
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . . .            (3,917,076)       (82,592,321)    (44,499,260)
                                        -----------       ------------    ------------
Net increase in net
 assets resulting from
 policy transactions. . . . .             6,998,804         19,171,161      12,553,254
                                        -----------       ------------    ------------
Total increase in net
 assets . . . . . . . . . . .             7,826,697         44,798,293         914,728
Net assets at the
 beginning of the year. . . .                    --         83,400,781      82,486,053
                                        -----------       ------------    ------------
Net assets at the end of
 the year . . . . . . . . . .           $ 7,826,697       $128,199,074    $ 83,400,781
                                        ===========       ============    ============

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,






                                       LARGE CAP VALUE CORE            FUNDAMENTAL VALUE
                                            SUBACCOUNT                    SUBACCOUNT
                                     -------------------------   ------------------------------
                                        2003          2002           2003            2002
                                     -----------   -----------   -------------   --------------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . . .     $    51,419   $    33,921   $    349,991      $    380,817
 Realized gains (losses) . . . .         149,585      (204,465)    (1,397,425)       (2,241,603)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .         885,494      (489,473)     8,589,623        (5,879,168)
                                     -----------   -----------   ------------      ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . . .       1,086,498      (660,017)     7,542,189        (7,739,954)
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . . . .       4,500,988     4,589,142     23,609,822        28,755,601
 Transfers to policyholders for
  benefits, terminations and
  policy loans . . . . . . . . .      (3,634,461)   (2,973,259)   (29,754,228)      (32,019,285)
                                     -----------   -----------   ------------      ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .         866,527     1,615,883     (6,144,406)       (3,263,684)
                                     -----------   -----------   ------------      ------------
Total increase (decrease) in
 net assets. . . . . . . . . . .       1,953,025       955,866      1,397,783       (11,003,638)
Net assets at the beginning of
 the year. . . . . . . . . . . .       3,401,244     2,445,378     30,881,929        41,885,567
                                     -----------   -----------   ------------      ------------
Net assets at the end of the
 year. . . . . . . . . . . . . .     $ 5,354,269   $ 3,401,244   $ 32,279,712      $ 30,881,929
                                     ===========   ===========   ============      ============




                                          MONEY MARKET                SMALL/MID CAP GROWTH
                                           SUBACCOUNT                      SUBACCOUNT
                                  -----------------------------   -----------------------------
                                      2003            2002            2003            2002
                                  --------------  --------------  -------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss). .   $   2,317,568   $   3,015,486   $    (56,087)   $    (45,236)
 Realized gains (losses) . . . .              --              --      2,711,411        (652,613)
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .              --              --     10,132,667      (5,141,752)
                                   -------------   -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . . .       2,317,568       3,015,486     12,787,991      (5,839,601)
Policy transactions:
 Net premiums from
  policyholders and transfers
  to policy loans. . . . . . . .     470,866,873     622,926,042     53,573,957      26,500,998
 Transfers to policyholders for
  benefits, terminations and
  policy loans . . . . . . . . .    (545,082,074)   (524,941,640)   (45,599,890)    (25,896,023)
                                   -------------   -------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .     (74,215,201)     97,984,402      7,974,067         604,975
                                   -------------   -------------   ------------    ------------
Total increase (decrease) in
 net assets. . . . . . . . . . .     (71,897,633)    100,999,888     20,762,058      (5,234,626)
Net assets at the beginning of
 the year. . . . . . . . . . . .     295,899,299     194,899,411     22,211,720      27,446,346
                                   -------------   -------------   ------------    ------------
Net assets at the end of the
 year. . . . . . . . . . . . . .   $ 224,001,666   $ 295,899,299   $ 42,973,778    $ 22,211,720
                                   =============   =============   ============    ============




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                                 BOND INDEX               LARGE CAP GROWTH B
                                                                 SUBACCOUNT                   SUBACCOUNT
                                                         ---------------------------   --------------------------
                                                             2003           2002          2003           2002
                                                         ------------   ------------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . .    $  2,693,866   $  2,507,741   $    (2,288)   $    (3,601)
 Realized gains (losses). . . . . . . . . . . . . . .         973,334      1,151,547       118,426       (480,738)
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .      (1,818,040)     1,139,417       515,948       (557,545)
                                                         ------------   ------------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .       1,849,160      4,798,705       632,086     (1,041,884)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .      99,287,622     80,399,233     3,265,651      4,377,608
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .     (94,834,398)   (63,484,146)   (2,866,954)    (3,888,337)
                                                         ------------   ------------   -----------    -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . . . . . . . .       4,453,224     16,915,087       398,697        489,271
                                                         ------------   ------------   -----------    -----------
Total increase (decrease) in net assets . . . . . . .       6,302,384     21,713,792     1,030,783       (552,613)
Net assets at the beginning of the year                    49,916,875     28,203,083     1,995,528      2,548,141
                                                         ------------   ------------   -----------    -----------
Net assets at the end of the year . . . . . . . . . .    $ 56,219,259   $ 49,916,875   $ 3,026,311    $ 1,995,528
                                                         ============   ============   ===========    ===========

                                                             SMALL/MID CAP CORE              SMALL CAP VALUE
                                                                 SUBACCOUNT                    SUBACCOUNT
                                                         ---------------------------   ----------------------------
                                                             2003           2002           2003            2002
                                                         ------------   ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income                                   $    101,384   $     63,156   $    215,053    $    122,331
 Realized gains (losses). . . . . . . . . . . . . . .       3,430,886       (308,323)     2,289,799         635,407
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .       8,521,567     (3,202,266)     9,889,844      (2,727,447)
                                                         ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .      12,053,837     (3,447,433)    12,394,696      (1,969,709)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .      51,293,724     36,033,748     64,341,888      40,409,930
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .     (41,969,316)   (30,066,959)   (51,449,032)    (25,090,783)
                                                         ------------   ------------   ------------    ------------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . . . . . . . .       9,324,408      5,966,789     12,892,856      15,319,147
                                                         ------------   ------------   ------------    ------------
Total increase in net assets. . . . . . . . . . . . .      21,378,245      2,519,356     25,287,552      13,349,438
Net assets at the beginning of the year                    19,376,202     16,856,846     25,592,153      12,242,715
                                                         ------------   ------------   ------------    ------------
Net assets at the end of the year . . . . . . . . . .    $ 40,754,447   $ 19,376,202   $ 50,879,705    $ 25,592,153
                                                         ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                           REAL ESTATE EQUITY              GROWTH & INCOME
                                                               SUBACCOUNT                    SUBACCOUNT
                                                       ---------------------------   ----------------------------
                                                           2003           2002           2003            2002
                                                       ------------   ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income                                 $  1,179,938   $  1,384,016   $    802,925    $    470,951
 Realized gains (losses). . . . . . . . . . . . . . .       830,518       (148,573)   (15,783,694)    (20,620,173)
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .     5,994,959     (1,559,197)    42,194,328     (12,527,093)
                                                       ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .     8,005,415       (323,754)    27,213,559     (32,676,315)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .    31,833,178     37,290,451     45,145,404      32,448,597
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .   (35,289,899)   (37,766,610)   (46,006,635)    (29,961,195)
                                                       ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from policy transactions . . . . . . . . . . . . . .    (3,456,721)      (476,159)      (861,231)      2,487,402
                                                       ------------   ------------   ------------    ------------
Total increase (decrease) in net assets . . . . . . .     4,548,694       (799,913)    26,352,328     (30,188,913)
Net assets at the beginning of the year . . . . . . .    24,763,040     25,562,953    111,605,295     141,794,208
                                                       ------------   ------------   ------------    ------------
Net assets at the end of the year . . . . . . . . . .  $ 29,311,734   $ 24,763,040   $137,957,623    $111,605,295
                                                       ============   ============   ============    ============


                                                                                          TOTAL RETURN BOND
                                                                    MANAGED                   SUBACCOUNT
                                                                  SUBACCOUNT                PERIOD FROM
                                                          ---------------------------       MAY 1, 2003(*)
                                                              2003           2002        TO DECEMBER 31, 2003
                                                          ------------   ------------   ----------------------
Increase (decrease) in net assets from operations:
 Net investment income. . . . . . . . . . . . . . . .     $  3,437,041   $  1,632,444         $   30,612
 Realized gains (losses). . . . . . . . . . . . . . .       (4,831,701)    (5,214,161)            25,090
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .       23,017,640    (14,642,077)            22,417
                                                          ------------   ------------         ----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .       21,622,980    (18,223,794)            78,119
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .       17,009,077     26,991,042          7,477,407
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .      (29,438,305)   (20,990,178)          (833,329)
                                                          ------------   ------------         ----------
Net increase (decrease) in net assets resulting
 from policy transactions . . . . . . . . . . . . . .      (12,429,228)     6,000,864          6,644,078
                                                          ------------   ------------         ----------
Total increase (decrease) in net assets . . . . . . .        9,193,752    (12,222,930)         6,722,197
Net assets at the beginning of the year . . . . . . .      117,787,335    130,010,265                 --
                                                          ------------   ------------         ----------
Net assets at the end of the year . . . . . . . . . .     $126,981,087   $117,787,335         $6,722,197
                                                          ============   ============         ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                            SHORT-TERM BOND          SMALL CAP EMERGING GROWTH
                                                              SUBACCOUNT                    SUBACCOUNT
                                                      ---------------------------   ----------------------------
                                                          2003           2002           2003            2002
                                                      ------------   ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . .  $  1,780,958   $  1,315,066   $    (25,906)   $    (11,292)
 Realized gains (losses) . . . . . . . . . . . . . .       232,006        124,668      3,648,999      (3,197,140)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . .      (744,427)       336,180      8,251,266      (2,650,422)
                                                      ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . . . .     1,268,537      1,775,914     11,874,359      (5,858,854)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . . . . .    54,405,518     47,343,670     34,150,763      32,771,648
 Transfers to policyholders for benefits,
  terminations and policy loans. . . . . . . . . . .   (45,262,489)   (19,861,486)   (26,448,637)    (35,471,871)
                                                      ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from policy transactions. . . . . . . . . . . . . .     9,143,029     27,482,184      7,702,126      (2,700,223)
                                                      ------------   ------------   ------------    ------------
Total increase (decrease) in net assets. . . . . . .    10,411,566     29,258,098     19,576,485      (8,559,077)
Net assets at the beginning of the year. . . . . . .    46,860,085     17,601,987     16,938,336      25,497,413
                                                      ------------   ------------   ------------    ------------
Net assets at the end of the year. . . . . . . . . .  $ 57,271,651   $ 46,860,085   $ 36,514,821    $ 16,938,336
                                                      ============   ============   ============    ============


                                                      INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                                              SUBACCOUNT                    SUBACCOUNT
                                                      ---------------------------   ----------------------------
                                                          2003           2002           2003            2002
                                                      -------------  ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income                                $    422,460   $    160,245   $  5,830,462    $  2,368,859
 Realized gains (losses) . . . . . . . . . . . . . .      (852,203)    (4,374,098)   (15,109,948)    (26,127,393)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . .    10,673,193     (3,202,672)    72,853,821     (26,397,068)
                                                      ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . . . .    10,243,450     (7,416,525)    63,574,335     (50,155,602)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . . . . .    45,958,954     69,682,177    131,492,733     140,749,405
 Transfers to policyholders for benefits,
  terminations and policy loans. . . . . . . . . . .   (41,761,717)   (70,825,832)   (94,941,983)    (81,159,243)
                                                      ------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from policy transactions. . . . . . . . . . . . . .     4,197,237     (1,143,655)    36,550,750      59,590,162
                                                      ------------   ------------   ------------    ------------
Total increase (decrease) in net assets. . . . . . .    14,440,687     (8,560,180)   100,125,085       9,434,560
Net assets at the beginning of the year. . . . . . .    27,666,351     36,226,531    196,772,070     187,337,510
                                                      ------------   ------------   ------------    ------------
Net assets at the end of the year. . . . . . . . . .  $ 42,107,038   $ 27,666,351   $296,897,155    $196,772,070
                                                      ============   ============   ============    ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                             HIGH YIELD BOND                  GLOBAL BOND
                                                                SUBACCOUNT                    SUBACCOUNT
                                                       ----------------------------   ----------------------------
                                                           2003            2002           2003            2002
                                                       -------------   ------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income                                 $   1,400,354   $  1,559,443   $  1,152,275    $    554,381
 Realized gains (losses). . . . . . . . . . . . . . .         89,540     (1,388,367)     1,141,284         608,464
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .      1,664,579       (775,067)       755,398       1,309,345
                                                       -------------   ------------   ------------    ------------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .      3,154,473       (603,991)     3,048,957       2,472,190
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .    108,946,619     61,038,950     33,309,394      21,345,134
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .   (105,994,858)   (53,858,143)   (28,530,267)    (20,374,987)
                                                       -------------   ------------   ------------    ------------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . . . . . . . .      2,951,761      7,180,807      4,779,127         970,147
                                                       -------------   ------------   ------------    ------------
Total increase in net assets. . . . . . . . . . . . .      6,106,234      6,576,816      7,828,084       3,442,337
Net assets at the beginning of the year . . . . . . .     17,517,358     10,940,542     16,140,039      12,697,702
                                                       -------------   ------------   ------------    ------------
Net assets at the end of the year . . . . . . . . . .  $  23,623,592   $ 17,517,358   $ 23,968,123    $ 16,140,039
                                                       =============   ============   ============    ============


                                                       BRANDES INTERNATIONAL EQUITY        TURNER CORE GROWTH
                                                                SUBACCOUNT                     SUBACCOUNT
                                                       -----------------------------   ----------------------------
                                                           2003            2002            2003           2002
                                                       ------------    -------------   ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income. . . . . . . . . . . . . . . .  $    658,222    $    631,529    $     48,729    $    37,717
 Realized (losses). . . . . . . . . . . . . . . . . .    (4,001,190)     (3,005,405)     (4,187,975)    (3,926,299)
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .    25,475,792      (5,765,305)     10,420,662     (2,303,152)
                                                       ------------    ------------    ------------    -----------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .    22,132,824      (8,139,181)      6,281,416     (6,191,734)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .    62,761,778      36,972,167      20,060,733     10,365,878
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .   (56,890,071)    (29,301,027)    (14,067,510)    (7,264,247)
                                                       ------------    ------------    ------------    -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . . . . . . . .     5,871,707       7,671,140       5,993,223      3,101,631
                                                       ------------    ------------    ------------    -----------
Total increase (decrease) in net assets . . . . . . .    28,004,531        (468,041)     12,274,639     (3,090,103)
Net assets at the beginning of the year . . . . . . .    47,583,460      48,051,501      18,790,378     21,880,481
                                                       ------------    ------------    ------------    -----------
Net assets at the end of the year . . . . . . . . . .  $ 75,587,991    $ 47,583,460    $ 31,065,017    $18,790,378
                                                       ============    ============    ============    ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                            FRONTIER CAPITAL                    BUSINESS
                                                              APPRECIATION                OPPORTUNITIES VALUE
                                                               SUBACCOUNT                      SUBACCOUNT
                                                       ---------------------------   -------------------------------
                                                                                                      PERIOD FROM
                                                                                                    MAY 3, 2002(*)
                                                           2003           2002          2003        TO DEC. 31,2002
                                                       ------------   ------------   -----------   -----------------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . .  . . . . .  $    (19,370)  $    (18,241)  $    16,127       $  4,548
 Realized (losses). . . . . . . . . . . . . . . . . .    (2,664,720)    (4,373,502)      (18,989)        (2,492)
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .    18,593,925     (4,993,417)      504,092        (89,852)
                                                       ------------   ------------   -----------       --------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .    15,909,835     (9,385,160)      501,230        (87,796)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .    37,438,160     22,057,385     3,628,408        880,705
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .   (26,071,820)   (15,648,234)   (2,078,354)       (45,457)
                                                       ------------   ------------   -----------       --------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . . . . . . . .    11,366,340      6,409,151     1,550,054        835,248
                                                       ------------   ------------   -----------       --------
Total increase (decrease) in net assets . . . . . . .    27,276,175     (2,976,009)    2,051,284        747,452
Net assets at the beginning of the year . . . . . . .    29,688,260     32,664,269       747,452             --
                                                       ------------   ------------   -----------       --------
Net assets at the end of the year . . . . . . . . . .  $ 56,964,435   $ 29,688,260   $ 2,798,736       $747,452
                                                       ============   ============   ===========       ========


                                                               AIM V.I.                 AIM V.I. CAPITAL
                                                            PREMIER EQUITY             DEVELOPMENT SERIES
                                                              SUBACCOUNT                   SUBACCOUNT
                                                       -------------------------   ------------------------------
                                                                                                  PERIOD FROM
                                                                                                JULY 18, 2002(*)
                                                          2003          2002         2003       TO DEC. 31, 2002
                                                       -----------   -----------   ---------   ------------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . .  $     3,272   $     4,811   $    (147)       $    (2)
 Realized gains (losses). . . . . . . . . . . . . . .     (220,006)     (163,108)       (740)             2
 Change in unrealized appreciation (depreciation)
  during the year . . . . . . . . . . . . . . . . . .      763,075      (743,761)     57,475          2,134
                                                       -----------   -----------   ---------        -------
Net increase (decrease) in net assets resulting
 from operations. . . . . . . . . . . . . . . . . . .      546,341      (902,058)     56,588          2,134
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans . . . . . . . . . . . . . . . . . .    2,631,649     3,024,700     414,179         85,712
 Transfers to policyholders for benefits,
  terminations and policy loans . . . . . . . . . . .   (2,606,886)   (2,684,355)   (200,420)          (168)
                                                       -----------   -----------   ---------        -------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . . . . . . . .       24,763       340,345     213,759         85,544
                                                       -----------   -----------   ---------        -------
Total increase (decrease) in net assets . . . . . . .      571,104      (561,713)    270,347         87,678
Net assets at the beginning of the year                  2,017,240     2,578,953      87,678             --
                                                       -----------   -----------   ---------        -------
Net assets at the end of the year . . . . . . . . . .  $ 2,588,344   $ 2,017,240   $ 358,025        $87,678
                                                       ===========   ===========   =========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,


                                                              FIDELITY VIP II CONTRAFUND      FIDELITY VIP GROWTH
                                                                      SUBACCOUNT                  SUBACCOUNT
                                                              --------------------------   --------------------------
                                                                  2003          2002          2003           2002
                                                              ------------   -----------   ------------   -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss). . . . . . . . . . . . . .      $     34,755   $    33,360   $     6,268    $      (488)
 Realized (losses) . . . . . . . . . . . . . . . . . . .           (11,434)     (216,612)     (409,481)      (577,070)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . .         4,479,688      (666,116)    3,033,463     (1,412,909)
                                                              ------------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . . . . . .         4,503,009      (849,368)    2,630,250     (1,990,467)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . . . . . . .        20,754,776    11,666,620     7,647,310      6,021,543
 Transfers to policyholders for benefits,
  terminations and policy loans. . . . . . . . . . . . .       (12,409,687)   (2,775,791)   (5,002,385)    (2,078,066)
                                                              ------------   -----------   -----------    -----------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . . . . . . . .         8,345,089     8,890,829     2,644,925      3,943,477
                                                              ------------   -----------   -----------    -----------
Total increase in net assets . . . . . . . . . . . . . .        12,848,098     8,041,461     5,275,175      1,953,010
Net assets at the beginning of the year. . . . . . . . .        13,283,126     5,241,665     6,141,922      4,188,912
                                                              ------------   -----------   -----------    -----------
Net assets at the end of the year. . . . . . . . . . . .      $ 26,131,224   $13,283,126   $11,417,097    $ 6,141,922
                                                              ============   ===========   ===========    ===========


                                                                     FIDELITY VIP II                  JANUS ASPEN
                                                                      OVERSEAS (SC)                GLOBAL TECHNOLOGY
                                                                        SUBACCOUNT                    SUBACCOUNT
                                                              -------------------------------  --------------------------
                                                                               PERIOD FROM
                                                                             JULY 10,2002(*)
                                                                  2003       TO DEC. 31, 2002     2003           2002
                                                              ------------   ----------------  -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment (loss) . . . . . . . . . . . . . . . . .      $       (600)     $     (5)      $    (2,318)   $    (2,146)
 Realized gains (losses) . . . . . . . . . . . . . . . .            98,617          (403)         (157,406)      (902,648)
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . . . . . .           151,169        (2,366)          583,913       (314,041)
                                                              ------------      --------       -----------    -----------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . . . . . .           249,186        (2,774)          424,189     (1,218,835)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . . . . . . .        23,669,738        78,633         3,195,824      2,214,702
 Transfers to policyholders for benefits,
  terminations and policy loans. . . . . . . . . . . . .       (22,929,794)      (11,017)       (2,956,100)    (2,927,474)
                                                              ------------      --------       -----------    -----------
Net increase (decrease) in net assets resulting
 from policy transactions. . . . . . . . . . . . . . . .           739,944        67,616           239,724       (712,772)
                                                              ------------      --------       -----------    -----------
Total increase (decrease) in net assets. . . . . . . . .           989,130        64,842           663,913     (1,931,607)
Net assets at the beginning of the year. . . . . . . . .            64,842            --           853,509      2,785,116
                                                              ------------      --------       -----------    -----------
Net assets at the end of the year. . . . . . . . . . . .      $  1,053,972      $ 64,842       $ 1,517,422    $   853,509
                                                              ============      ========       ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                              JANUS ASPEN               MFS INVESTORS
                                            WORLDWIDE GROWTH               GROWTH
                                               SUBACCOUNT                SUBACCOUNT
                                        ------------------------   ------------------------
                                           2003          2002         2003         2002
                                        ------------  ----------   -----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . . . . . . .     $    19,323   $   12,238   $   (1,536)   $   (423)
 Realized (losses). . . . . . . . .        (248,485)    (290,276)      (2,347)    (14,397)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . . . . .         856,960     (534,281)     206,518     (64,477)
                                        -----------   ----------   ----------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . . . . . .         627,798     (812,319)     202,635     (79,297)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . . . . . .       2,041,150    2,122,783    1,998,924     493,771
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . . . . . .      (2,047,720)    (859,180)    (374,615)    (49,036)
                                        -----------   ----------   ----------    --------
Net increase (decrease) in
 net assets resulting from
 policy transactions. . . . . . . .          (6,570)   1,263,603    1,624,309     444,735
                                        -----------   ----------   ----------    --------
Total increase in net
 assets . . . . . . . . . . . . . .         621,228      451,284    1,826,944     365,438
Net assets at the
 beginning of the year. . . . . . .       2,605,132    2,153,848      518,651     153,213
                                        -----------   ----------   ----------    --------
Net assets at the end of
 the year . . . . . . . . . . . . .     $ 3,226,360   $2,605,132   $2,345,595    $518,651
                                        ===========   ==========   ==========    ========

                                      MFS NEW DISCOVERY SERIES    MFS RESEARCH SERIES IC
                                             SUBACCOUNT                 SUBACCOUNT
                                       -------------------------  -------------------------
                                         2003          2002          2003         2002
                                       -----------  ------------  -----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . . . . . .    $   (7,939)  $    (7,393)  $   1,300     $    275
 Realized (losses). . . . . . . . .      (445,340)     (679,836)     (3,377)      (2,909)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . . . . . . .     3,314,067    (1,914,660)     49,117      (41,286)
                                       ----------   -----------   ---------     --------
Net increase (decrease)
 in net assets resulting
 from operations. . . . . . . . . .     2,860,788    (2,601,889)     47,040      (43,920)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . . . . . . .     8,878,337     4,118,421     549,448      201,920
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . . . . . . .    (5,320,643)   (5,001,516)   (596,149)     (13,762)
                                       ----------   -----------   ---------     --------
Net increase (decrease)
 in net assets resulting
 from
 policy transactions. . . . . . . .     3,557,694      (883,095)    (46,701)     188,158
                                       ----------   -----------   ---------     --------
Total increase
 (decrease) in net
 assets . . . . . . . . . . . . . .     6,418,482    (3,484,984)        339      144,238
Net assets at the
 beginning of the year. . . . . . .     5,311,332     8,796,316     225,905       81,667
                                       ----------   -----------   ---------     --------
Net assets at the end of
 the year . . . . . . . . . . . . .   $11,729,814   $ 5,311,332   $ 226,244     $225,905
                                       ==========   ===========   =========     ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                                         CSI EQUITY
                                                         SUBACCOUNT
                                                 ------------------------------
                                                                PERIOD FROM
                                                             SEPT. 16, 2002(*)
                                                   2003      TO DEC. 31, 2002
                                                 ---------  -------------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . .   $    123        $    --
 Realized gains. . . . . . . . . . . . . . . .      1,884             13
 Change in unrealized appreciation
  (depreciation) during the year . . . . . . .      9,252           (193)
                                                 --------        -------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .     11,259           (180)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . .     60,837         31,930
 Transfers to policyholders for benefits,
  terminations and policy loans. . . . . . . .    (18,707)        (4,381)
                                                 --------        -------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . . .     42,130         27,549
                                                 --------        -------
Total increase in net assets . . . . . . . . .     53,389         27,369
Net assets at the beginning of the year. . . .     27,369             --
                                                   -----         -------
Net assets at the end of the year. . . . . . .   $ 80,758        $27,369
                                                 ========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

1. ORGANIZATION

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Majestic Variable Master Plan Plus, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Medallion Executive Variable Life, Medallion Executive Variable Life Edge, Variable Master Plan Plus, Variable Estate Protection, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other outside investment trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity SC, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series IC, and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/ or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

4. DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                                     SHARES OWNED      COST          VALUE
----------                                                                     ------------  ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,562,849   $123,386,538   $105,557,133
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       203,406      1,447,205      1,450,792
Active Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,593,986     73,377,460     73,207,501
Emerging Markets Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .     2,056,419     14,484,922     18,311,155
Financial Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42,219        529,880        606,579
International Equity Index . . . . . . . . . . . . . . . . . . . . . . . . .     3,228,624     35,857,641     44,617,711
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,982,856     28,146,946     31,030,468
Health Sciences. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       227,966      2,074,579      2,296,599
Overseas Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       796,585      7,333,197      8,302,993
Earnings Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,391,624     35,982,460     35,868,404
Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       592,656      7,280,487      7,826,697
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8,864,272    115,045,771    128,199,074
Large Cap Value CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . .       548,743      4,955,914      5,354,269
Fundamental Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,929,075     29,178,624     32,279,712
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   224,001,665    224,001,666    224,001,666
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,851,671     36,503,395     42,973,778
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,548,108     56,865,502     56,219,259
Large Cap Growth B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       475,957      2,973,878      3,026,311
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,712,781     35,038,705     40,754,447
Small Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,073,285     42,767,253     50,879,705
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,807,344     25,293,558     29,311,734
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12,215,767    176,476,003    137,957,623
Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,923,135    137,335,184    126,981,087
Total Return Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       669,872      6,699,780      6,722,197
Short-Term Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,650,953     57,698,492     57,271,651
Small Cap Emerging Growth. . . . . . . . . . . . . . . . . . . . . . . . . .     4,506,157     33,166,484     36,514,821
International Opportunities. . . . . . . . . . . . . . . . . . . . . . . . .     4,274,291     37,549,357     42,107,038
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20,931,570    285,999,687    296,897,155
High Yield Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,680,652     23,035,477     23,623,592
Global Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,002,724     22,478,000     23,968,123
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . .     5,191,483     62,496,043     75,587,991
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,355,195     29,022,508     31,065,017
Frontier Capital Appreciation. . . . . . . . . . . . . . . . . . . . . . . .     2,888,663     45,850,179     56,964,435
Business Opportunities Value . . . . . . . . . . . . . . . . . . . . . . . .       277,377      2,384,496      2,798,736
AIM V.I. Premier Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       127,946      2,479,315      2,588,344

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

4. DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                   SHARES OWNED     COST          VALUE
----------                                   ------------  -----------  -------------
AIM V.I. Capital Development Series. . . .       28,325    $   298,416   $   358,025
Fidelity VIP Growth. . . . . . . . . . . .      369,246      9,961,387    11,417,097
Fidelity VIP II Contrafund . . . . . . . .    1,133,184     22,293,233    26,131,224
Fidelity VIP II Overseas (SC). . . . . . .       67,867        905,169     1,053,972
Janus Aspen Global Technology. . . . . . .      429,865      1,342,080     1,517,422
Janus Aspen Worldwide Growth . . . . . . .      125,539      3,038,100     3,226,360
MFS New Discovery Series . . . . . . . . .      840,245     10,213,289    11,729,814
MFS Investors Growth . . . . . . . . . . .      269,299      2,204,145     2,345,595
MFS Research Series IC . . . . . . . . . .       16,947        215,430       226,244
CSI Equity . . . . . . . . . . . . . . . .        6,534         71,699        80,758

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                          PURCHASES        SALES
----------                                         ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . .   $ 26,303,950   $ 22,155,980
Fundamental Growth . . . . . . . . . . . . . . .      1,284,669      1,771,361
Active Bond. . . . . . . . . . . . . . . . . . .     41,348,640     39,260,684
Emerging Markets Equity. . . . . . . . . . . . .     27,267,965     22,528,427
Financial Industries . . . . . . . . . . . . . .      1,030,754        485,210
International Equity Index . . . . . . . . . . .     45,309,483     40,621,632
Small Cap Growth . . . . . . . . . . . . . . . .     26,561,618     27,099,749
Health Sciences. . . . . . . . . . . . . . . . .      2,711,046      1,776,767
Overseas Equity. . . . . . . . . . . . . . . . .      9,158,117      6,816,191
Earnings Growth. . . . . . . . . . . . . . . . .     14,806,738     16,381,422
Mid Cap Value. . . . . . . . . . . . . . . . . .      9,489,088      2,239,924
Large Cap Value. . . . . . . . . . . . . . . . .     67,043,041     44,230,751
Large Cap Value CORE . . . . . . . . . . . . . .      4,126,510      3,035,021
Fundamental Value. . . . . . . . . . . . . . . .     15,815,562     21,578,207
Money Market . . . . . . . . . . . . . . . . . .    332,859,831    404,757,465
Small/Mid Cap Growth . . . . . . . . . . . . . .     38,497,650     27,802,375
Bond Index . . . . . . . . . . . . . . . . . . .     55,456,953     48,062,346
Large Cap Growth B . . . . . . . . . . . . . . .      2,584,759      1,795,789
Small/Mid Cap CORE . . . . . . . . . . . . . . .     33,889,967     21,113,134
Small Cap Value. . . . . . . . . . . . . . . . .     33,574,818     18,562,599
Real Estate Equity . . . . . . . . . . . . . . .     20,022,931     21,479,761
Growth & Income. . . . . . . . . . . . . . . . .     31,679,671     31,076,413

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

4. DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                            PURCHASES       SALES
----------                                           -----------  -------------
Managed. . . . . . . . . . . . . . . . . . . . . .   $18,487,570   $26,947,873
Total Return Bond. . . . . . . . . . . . . . . . .     7,298,273       595,712
Short-Term Bond. . . . . . . . . . . . . . . . . .    36,782,754    25,858,768
Small Cap Emerging Growth. . . . . . . . . . . . .    31,527,170    18,956,824
International Opportunities. . . . . . . . . . . .    39,601,071    34,981,374
Equity Index . . . . . . . . . . . . . . . . . . .    87,892,331    44,099,678
High Yield Bond. . . . . . . . . . . . . . . . . .    45,590,270    41,177,556
Global Bond. . . . . . . . . . . . . . . . . . . .    23,416,481    17,062,348
Brandes International Equity . . . . . . . . . . .    21,376,671    14,846,743
Turner Core Growth . . . . . . . . . . . . . . . .    12,983,400     6,941,448
Frontier Capital Appreciation. . . . . . . . . . .    22,480,220    11,133,250
Business Opportunities Value . . . . . . . . . . .     1,881,683       315,503
AIM V.I. Premier Equity. . . . . . . . . . . . . .     1,943,704     1,915,668
AIM V.I. Capital Development Series. . . . . . . .       384,944       171,331
Fidelity VIP II Contrafund . . . . . . . . . . . .    15,241,761     6,861,916
Fidelity VIP Growth. . . . . . . . . . . . . . . .     5,918,298     3,267,104
Fidelity VIP II Overseas (SC). . . . . . . . . . .    19,878,341    19,138,997
Janus Aspen Worldwide Growth . . . . . . . . . . .     1,805,191     1,792,437
Janus Aspen Global Technology. . . . . . . . . . .     2,792,596     2,555,190
MFS Investors Growth . . . . . . . . . . . . . . .     1,837,157       214,383
MFS New Discovery Series . . . . . . . . . . . . .     7,870,075     4,320,321
MFS Research Series IC . . . . . . . . . . . . . .       540,487       585,888
CSI Equity . . . . . . . . . . . . . . . . . . . .        59,405        16,796

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES

A summary of unit values and Units outstanding for the Variable Life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                        FOR THE YEARS AND PERIODS ENDED
                                                  AT DECEMBER 31,                                 DECEMBER 31,
                                        -----------------------------------  ------------------------------------------------------
                                                      UNIT                       EXPENSES       INVESTMENT            TOTAL
                                        UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
          SUBACCOUNT                    (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
------------------------------          ------  -----------------  --------  -----------------  -----------  ----------------------
Large Cap Growth. . . . . . . .   2003  5,150   $50.04 to $20.47   $105,557    0.625% to 0%        0.52%         25.62% to 24.83%
                                  2002  4,989    41.17 to 11.11      80,403     0.625 to 0         0.33         (25.40) to (25.85)
                                  2001  5,041    55.19 to 14.90     111,705    0.625 to 0.05       0.25         (17.54) to (18.24)

Fundamental Growth. . . . . . .   2003    200     9.33 to 6.29        1,451      0.625 to 0        --/a/          31.76 to 30.94
                                  2002    321     7.32 to 4.36        1,584     0.625 to 0         --/a/        (27.94) to (28.43)
                                  2001    124     10.16 to 6.14         918    0.625 to 0.05       --/a/          1.60 to (32.67)

Active Bond . . . . . . . . . .   2003  3,600    38.32 to 18.24      73,208      0.625 to 0        4.40            6.48 to 5.81
                                  2002  3,869    35.78 to 14.75      71,584     0.625 to 0         5.12            6.62 to 5.97
                                  2001  3,557    33.56 to 13.84      66,269    0.625 to 0.05       7.43          235.60 to 6.80/c/

Emerging Markets Equity . . . .   2003  1,705    10.91 to 10.53      18,311      0.625 to 0        1.80           56.90 to 55.95
                                  2002  1,232     7.07 to 6.87        8,443     0.625 to 0         0.29          (5.23) to (5.76)
                                  2001    818     7.46 to 7.29        6,019    0.625 to 0.05       0.34         (4.20) to (25.40)/c/

Financial Industries. . . . . .   2003     54     15.87 to 9.11         607      0.625 to 0        0.91           26.03 to 25.25
                                  2002     30     13.00 to 7.51         261     0.625 to 0         1.57         (16.83) to (17.38)
                                  2001     14     15.63 to 9.09         143    0.625 to 0.05       1.60/c/       56.30 to (9.10)/c/

International Equity Index. . .   2003  3,105    23.06 to 13.55      44,618      0.625 to 0        2.62           41.99 to 41.11
                                  2002  2,510     16.51 to 8.51      26,807     0.625 to 0         1.91         (13.75) to (14.31)
                                  2001  2,265     19.15 to 9.87      28,862    0.625 to 0.05       2.11        91.50 to (20.79)/c/

Small Cap Growth. . . . . . . .   2003  2,291    13.64 to 13.00      31,030      0.625 to 0        --/a/          27.88 to 27.09
                                  2002  2,332    12.04 to 10.48      24,739      0.6 to 0          --/a/        (28.39) to (28.83)
                                  2001  2,437    16.83 to 14.70      36,952    0.625 to 0.05       --/a/         52.30 to (13.09)/c/

Health Sciences . . . . . . . .   2003    223    10.35 to 10.17       2,297      0.625 to 0        0.29           31.74 to 30.92
                                  2002    128     8.01 to 7.93        1,003      0.6 to 0          0.14         (18.35) to (18.92)
                                  2001    157      9.81 to 9.77       1,541    0.625 to 0.05       --/a/         (1.90) to (2.30)/c/

Overseas Equity . . . . . . . .   2003    563    15.14 to 14.43       8,303      0.625 to 0        4.88           39.85 to 38.98
                                  2002    430    10.94 to 10.29       4,504     0.625 to 0         1.23          (5.32) to (5.92)
                                  2001    371    11.56 to 10.88       4,171    0.625 to 0.05       1.61          (6.40) to (7.01)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                               FOR THE YEARS AND PERIODS ENDED
                                         AT DECEMBER 31,                                DECEMBER 31,
                               -----------------------------------  -----------------------------------------------------
                                             UNIT                       EXPENSES       INVESTMENT            TOTAL
                               UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
   SUBACCOUNT                  (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-----------------------        ------  -----------------  --------  -----------------  -----------  ---------------------
Earnings Growth. . . .   2003   2,917  $12.42 to $11.84   $ 35,868     0.625% to 0%       0.06%         24.81% to 24.03%
                         2002   3,094    11.21 to 9.87      30,566     0.625 to 0         --/a/       (30.05) to (30.51)
                         2001   3,002   16.04 to 14.20      43,999    0.625 to 0.05       --/a/       47.10 to (37.33)/c/

Mid Cap Value. . . . .   2003     572   13.68 to 13.62       7,827      0.625 to 0        0.28/c/      25.58 to 12.77/c/

Large Cap Value. . . .   2003   6,516   20.58 to 19.62     128,199      0.625 to 0        1.94          25.50 to 24.73
                         2002   5,310    16.88 to 14.18     83,401      0.625 to 0        1.67        (10.69) to (11.24)
                         2001   4,594   18.90 to 15.58      82,486    0.625 to 0.05       1.83         89.00 to 0.61/c/

Large Cap Value
 CORE. . . . . . . . .   2003     517    10.93 to 9.98       5,354      0.625 to 0        1.38          28.85 to 28.06
                         2002     423    8.73 to 8.03        3,401       0.6 to 0         1.23        (15.80) to (16.27)
                         2001     251    10.37 to 9.59       2,445    0.625 to 0.05       0.52/c/      3.70 to (4.10)/c/

Fundamental Value. . .   2003   3,170    11.74 to 9.86      32,280      0.625 to 0        1.42          28.71 to 27.91
                         2002   3,885    9.41 to 7.95       30,882      0.625 to 0        1.25        (14.84) to (15.43)
                         2001   4,362    11.05 to 9.40      41,886    0.625 to 0.05       0.15/c/     10.50 to (6.00)/c/

Money Market . . . . .   2003  16,166   14.80 to 14.44     224,002      0.625 to 0        0.95           0.95 to 0.33
                         2002  21,563   14.66 to 12.74     295,899      0.625 to 0        1.41           1.52 to 0.84
                         2001  14,320   19.75 to 12.56     194,899    0.625 to 0.05       4.52          44.40 to 3.26/c/

Small/Mid Cap
 Growth. . . . . . . .   2003   2,167   26.65 to 25.09      42,974      0.625 to 0        --/a/         46.87 to 45.96
                         2002   1,448   18.66 to 11.45      22,212      0.625 to 0        --/a/       (18.87) to (19.38)
                         2001   1,541   23.00 to 14.13      27,446    0.625 to 0.05       --/a/          2.78 to 2.14

Bond Index . . . . . .   2003   3,960   14.33 to 13.84      56,219      0.625 to 0        4.70           3.60 to 2.96
                         2002   3,637   13.73 to 13.34      49,917      0.625 to 0        5.50           9.14 to 8.46
                         2001   2,263   12.58 to 12.30      28,203    0.625 to 0.05       6.79          25.80 to 7.05/c/

Large Cap
 Growth B. . . . . . .   2003     450    7.53 to 6.16        3,026      0.625 to 0        --/a/         31.72 to 30.91
                         2002     403    5.93 to 4.72        1,996      0.625 to 0        --/a/       (28.76) to (29.24)
                         2001     369    8.33 to 6.67        2,548    0.625 to 0.05       --/a/      (14.65) to (16.70)/c/

Small/Mid Cap
 CORE. . . . . . . . .   2003   2,932   14.08 to 13.59      40,754      0.625 to 0        0.47          45.15 to 44.24
                         2002   2,018    9.93 to 9.64       19,376      0.625 to 0        0.51        (13.16) to (17.96)
                         2001   1,488   11.75 to 11.19      16,857    0.625 to 0.05       0.48         14.40 to 0.35/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                 DECEMBER 31,
                                 -----------------------------------  ------------------------------------------------------
                                               UNIT                       EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
    SUBACCOUNT                   (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-------------------------        ------  -----------------  --------  -----------------  -----------  ----------------------
Small Cap Value. . . . .   2003   3,406  $21.68 to $13.32   $ 50,880     0.625% to 0%       0.70%         37.97% to 37.11%
                           2002   2,446    16.06 to 9.92      25,592      0.625 to 0        0.71          (4.35) to (4.98)
                           2001   1,125   16.79 to 10.44      12,243    0.625 to 0.05      1.03/c/        67.90 to 4.40/c/

Real Estate Equity . . .   2003   1,035   44.99 to 27.27      29,312      0.625 to 0        4.80           36.90 to 36.05
                           2002   1,174   33.08 to 13.55      24,763      0.625 to 0        4.64            2.01 to 1.36
                           2001   1,239   32.43 to 13.29      25,563    0.625 to 0.05       5.34         224.30 to 5.07/c/

Growth & Income. . . . .   2003   6,074   57.94 to 21.43     137,958      0.625 to 0        1.00           24.35 to 23.57
                           2002   6,132   48.11 to 11.24     111,605      0.625 to 0        0.74         (19.62) to (20.16)
                           2001   6,069   59.88 to 13.99     141,794    0.625 to 0.05       0.64         (15.45) to (16.00)

Managed. . . . . . . . .   2003   4,069   47.03 to 20.44     126,981      0.625 to 0        3.16           19.00 to 18.26
                           2002   4,653   40.28 to 13.15     117,787      0.625 to 0        1.79         (11.57) to (12.13)
                           2001   4,490   45.55 to 14.88     130,010    0.625 to 0.05       2.69          (2.84) to (3.47)

Total Return Bond. . . .   2003     659   10.20 to 10.16       6,722      0.625 to 0       0.96/c/       2.29 to (0.06)/c/

Short-Term Bond. . . . .   2003   3,535   17.03 to 16.03      57,272      0.625 to 0        3.66            2.76 to 2.12
                           2002   2,991   16.54 to 14.01      46,860     0.625 to 0         4.44            5.48 to 4.81
                           2001   1,192   15.68 to 13.29      17,602    0.625 to 0.05       6.60           56.80 to 7.40/c/
Small Cap Emerging
 Growth. . . . . . . . .   2003   3,224   11.79 to 11.24      36,515      0.625 to 0        0.10           48.82 to 47.90
                           2002   2,199    8.12 to 7.57       16,938     0.625 to 0         0.17         (26.45) to (26.90)
                           2001   2,371   11.04 to 10.30      25,497    0.625 to 0.05       0.07          10.40 to (4.40)/c/

International
 Opportunities . . . . .   2003   3,590   12.10 to 11.53      42,107      0.625 to 0        1.54           32.36 to 31.54
                           2002   3,121    9.28 to 8.73       27,666     0.625 to 0         0.71         (16.94) to (17.52)
                           2001   3,321   11.18 to 10.79      36,227    0.625 to 0.05       1.01         (20.88) to (21.41)

Equity Index . . . . . .   2003  16,780   18.82 to 17.94     296,897      0.625 to 0        2.55           28.42 to 27.63
                           2002  14,262   15.15 to 12.69     196,772      0.6 to 0          1.40         (19.71) to (20.23)
                           2001  10,568   18.87 to 15.82     187,338    0.625 to 0.05       1.51          88.70 to (12.54)/c/

High Yield Bond. . . . .   2003   2,317    10.34 to 9.98      23,624      0.625 to 0        6.81           16.50 to 15.78
                           2002   1,997    8.87 to 8.62       17,517     0.625 to 0        10.61          (4.52) to (5.07)
                           2001   1,191    9.29 to 9.08       10,941    0.625 to 0.05      10.95         2.09 to (7.10)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                 FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                 DECEMBER 31,
                                  ----------------------------------  ------------------------------------------------------
                                                UNIT                      EXPENSES       INVESTMENT            TOTAL
                                  UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
      SUBACCOUNT                  (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------------        ------  -----------------  -------  -----------------  -----------  ----------------------
Global Bond . . . . . . .   2003  1,309   $18.89 to $18.01   $23,968     0.625% to 0%       5.74%         15.90% to 15.18%
                            2002  1,023    16.08 to 14.92     16,140     0.625 to 0         3.75           17.26 to 16.54
                            2001    948    13.72 to 12.73     12,698    0.625 to 0.05       7.05         37.20 to (2.07)/c/

Brandes International
 Equity . . . . . . . . .   2003  3,928    19.80 to 18.84     75,588      0.625 to 0        1.26           47.42 to 46.51
                            2002  3,638    13.88 to 12.99     47,583     0 to 0.625         1.34         (13.68) to (14.27)
                            2001  3,104    16.10 to 15.28     48,052    0.625 to 0.05       1.88          58.60 to (13.30)/c/

Turner Core Growth. . . .   2003  1,784    19.47 to 18.52     31,065      0.625 to 0        0.29           34.59 to 33.74
                            2002  1,432    15.01 to 12.71     18,790     0.625 to 0         0.25         (23.76) to (24.25)
                            2001  1,231    19.69 to 16.67     21,880    0.625 to 0.05       0.15          96.90 to (24.06)/c/

Frontier Capital
 Appreciation . . . . . .   2003  2,324    27.82 to 27.55     56,964      0.625 to 0        --/a/          55.89 to 54.92
                            2002  1,862    18.93 to 15.17     29,688     0.625 to 0         --/a/        (23.23) to (23.72)
                            2001  1,548     24.69 to 19.76    32,664    0.625 to 0.05       --/a/         (0.99) to (1.60)

Business Opportunities
 Value. . . . . . . . . .   2003    275    10.18 to 10.07      2,799      0.625 to 0        1.02           18.73 to 18.15
                            2002     95         8.06             747        0.05            1.29/c/          (19.08)/c/

AIM V.I.
 Premier Equity . . . . .   2003    261     25.93 to 6.31      2,588      0.625 to 0        0.33           25.08 to 24.30
                            2002    249     21.43 to 5.07      2,017     0.625 to 0         0.36         (26.33) to (31.21)
                            2001    251     29.72 to 7.08      2,579    0.625 to 0.05       0.15         (12.56) to (15.30)

AIM V.I. Capital
 Development Series . . .   2003     35    10.15 to 10.04        358      0.625 to 0        --/a/          35.05 to 34.21
                            2002     12         7.69              88          0             --/a/            (1.79)/c/

Fidelity VIP II
 Contrafund . . . . . . .   2003  1,808     32.22 to 9.64     26,131      0.625 to 0        0.32           28.35 to 27.56
                            2002  1,418     25.59 to 7.53     13,283      0.625 to 0        0.53         (39.15) to (39.67)
                            2001    512     27.72 to 8.20      5,242    0.625 to 0.05       0.22         (12.36) to (12.97)

Fidelity VIP Growth . . .   2003    777     65.87 to 6.73     11,417      0.625 to 0        0.16           32.78 to 31.94
                            2002    613     51.31 to 5.07      6,142      0.625 to 0        0.10         (27.77) to (28.29)
                            2001    266     71.07 to 7.07      4,189    0.625 to 0.05       --/a/        610.70 to (18.22)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

                                                                                   FOR THE YEARS AND PERIODS ENDED
                                                AT DECEMBER 31,                               DECEMBER 31,
                                       ----------------------------------  ---------------------------------------------------
                                                                                              INVESTMEN
                                                     UNIT                      EXPENSES           T               TOTAL
                                       UNITS       FAIR VALUE     ASSETS        RATIO*         INCOME           RETURN***
       SUBACCOUNT                      (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST   RATIO**      HIGHEST TO LOWEST
-------------------------------        ------  -----------------  -------  -----------------  ---------  ---------------------
Fidelity VIP II Overseas
 (SC). . . . . . . . . . . . .   2003     69   $27.63 to $11.14   $ 1,054     0.625% to 0%      0.17%       43.21% to 42.31%
                                 2002      6     19.65 to 8.00         65      0.05 to 0        --/a/     (2.53) to (14.86)/c/

Janus Aspen Worldwide
 Growth. . . . . . . . . . . .   2003    546     5.94 to 5.81       3,226      0.625 to 0       0.85         23.67 to 22.92
                                 2002    545     4.90 to 4.82       2,605     0.625 to 0        0.66       (24.15) to (24.69)
                                 2001    335     6.46 to 6.40       2,154    0.625 to 0.05      0.40       (22.63) to (23.05)

Janus Aspen Global
 Technology. . . . . . . . . .   2003    417     3.67 to 3.59       1,517      0.625 to 0       --/a/        46.46 to 45.54
                                 2002    342     2.58 to 2.54         854     0.625 to 0        --/a/      (39.15) to (39.67)
                                 2001    658     4.24 to 4.20       2,785    0.625 to 0.05      1.15      (37.37) to (57.60)/c/

MFS Investors Growth . . . . .   2003    276      8.88 to 7.68      2,346      0.625 to 0       --/a/        23.02 to 22.25
                                 2002     79     7.45 to 6.47         519     0.625 to 0        --/a/      (25.28) to (25.80)
                                 2001     17      9.97 to 8.72        153    0.625 to 0.05      --/a/     (0.30) to (12.80)/c/

MFS New Discovery Series . . .   2003  1,238     15.08 to 8.53     11,730      0.625 to 0       --/a/        33.72 to 32.88
                                 2002    745     11.49 to 6.27      5,311     0.625 to 0        --/a/      (30.32) to (30.79)

MFS Research Series IC . . . .   2003     15     17.57 to 7.98        226      0.625 to 0       0.70         24.71 to 23.92
                                 2002     23     14.49 to 6.62        226     0.625 to 0        0.25       (22.39) to (22.93)
                                 2001      5     18.67 to 8.59         82    0.625 to 0.05      ---/a/      86.70 to (14.10)/c/

CSI Equity . . . . . . . . . .   2003      6       12.43/b/            81          0            0.23            25.22/b/
                                 2002      3         9.93              27          0            --/a/           (0.70)/c/

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                DECEMBER 31, 2003

5. UNIT VALUES (CONTINUED)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a   Portfolio distributed no dividends during the period.

b   For the year ended December 31, 2003, the Subaccount had one share class.

c   Inception date of Subaccount operations are as follows:

SUBACCOUNT                                  2003          2002           2001
----------                               -----------  -------------  -----------
Health Sciences . . . . . . . . . . . .                                 June 4
Large Cap Value CORE. . . . . . . . . .                                 May 11
Fundamental Value . . . . . . . . . . .                                  May 2
Small Cap Value . . . . . . . . . . . .                                 May 15
MFS Investors Growth. . . . . . . . . .                                 June 15
MFS Research Series IC. . . . . . . . .                                August 23
AIM V.I. Capital Development Series                      July 18
CSI Equity. . . . . . . . . . . . . . .               September 16
Fidelity VIP II Overseas. . . . . . . .                  July 10
Business Opportunities Value. . . . . .                   May 3
Mid Cap Value . . . . . . . . . . . . .    May 15
Total Return Bond . . . . . . . . . . .    May 27

     In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                     EXPRESS DELIVERY          MAIL DELIVERY
                     ----------------          -------------
                  529 Main Street (X-4)         P.O. Box 111
                  Charlestown, MA 02129       Boston, MA 02117

                          PHONE:                    FAX:
                          ------                    ----
                      1-800-732-5543           1-617-886-3048














     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









                    Investment Company Act File No. 811-7782

                          Prospectus dated May 1, 2004

                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

                         VARIABLE ESTATE PROTECTION PLUS

    a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

----------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 ---------------------------                           ---------------------------
 EQUITY OPTIONS:
  ProFund VP Bull . . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP OTC. . . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Mid-Cap Value  . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Mid-Cap Growth . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Small-Cap. . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Small-Cap Value  . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Small-Cap Growth . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Europe 30  . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Asia 30  . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraBull. . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraMid-Cap . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraSmall-Cap . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraOTC . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Bear . . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Short Small-Cap  . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Short OTC. . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Basic Materials  . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Biotechnology  . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Energy . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Financial  . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Healthcare . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Precious Metals  . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Real Estate  . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Semiconductor  . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Technology . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Telecommunications . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Utilities  . . . . . . . . . . . . . .    ProFund Advisors LLC
  VST Large Cap Growth  . . . . . . . . . . . . . .    Independence Investment LLC
  VST Growth & Income . . . . . . . . . . . . . . .    Independence Investment LLC and T. Rowe Price
                                                        Associates, Inc.
 BALANCED OPTIONS:
  VST Managed . . . . . . . . . . . . . . . . . . .    Independence Investment LLC and Capital Guardian
                                                        Trust Company
 BOND & MONEY MARKET OPTIONS:
  ProFund VP U.S. Government Plus . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Rising Rates Opportunity . . . . . . .    ProFund Advisors LLC
  VST Active Bond . . . . . . . . . . . . . . . . .    John Hancock Advisers, LLC, Pacific Investment
                                                        Management Company LLC and Declaration Management
                                                        & Research Company
  ProFund VP Money Market . . . . . . . . . . . . .    ProFund Advisors LLC
----------------------------------------------------------------------------------------------------------

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 7.

   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 12.

   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 37.

   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 14 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS

THE NATURE OF THE POLICY

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

  If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Unusual nature of this particular product

  The investment options of the policy were selected to accommodate individuals who contemplate engaging (either directly or through an investment professional) in active asset allocation or so-called "MARKET TIMING" ACTIVITY. "Market timing" is the practice of making frequent and typically large transfers of policy values among variable investment options in response to changes in the outlook for various markets with an expectation of increasing investment returns. Our other variable life insurance policies are not designed to accommodate such activity. By issuing this product, we don't in any way endorse or recommend the practice of market timing. However, we acknowledge that there are those who do believe in the efficacy of the practice and this product is designed to meet the needs of such persons.

  The reason this product can accommodate market timing activity is the presence of those investment options offered by ProFunds. These are clearly identifiable on page 1 of this prospectus since each contains the designation "ProFund VP". The ProFund investment options are not subject to the same restrictions on number, frequency and aggregate amount of transfers that apply to the other investment options. However, the ProFund investment options are subject to special restrictions as to the time of day by which any transfer request must be received. Transfer requests involving other investment options must be received before the end of our "business day" (currently 4:00 p.m. Eastern Standard Time) in order to be processed at that day's prices. Transfer requests involving ProFund investment options must be received by an earlier time (see "ProFund Transfer Requests" on page 33).

Is this type of product appropriate for you?

  You should apply for this type of product only if you feel you can tolerate significant volatility in your investment results. If you decide to apply for this type of product, you should seriously consider engaging the services of an investment professional to advise you on the proper use of investment options as part of an overall strategic or tactical asset allocation strategy. Of course, such investment professionals generally charge a fee for their services. The fee may or may not be charged to you directly. You should also keep in mind that the policy's primary purpose is to provide life insurance and that there are charges assessed for life insurance coverage. This is not simply an investment vehicle.

  Market timing is not for everybody. There are special risks associated with the practice. The principal risk of market timing is that the person or firm directing the transfers may misread the various markets and make ill-advised transfers, thereby resulting in investment results that are less favorable than they would have been in the absence of the market timing activity. Moreover, the potential negative impact of bad decisions is magnified by the fact that market timing decisions involve large amounts of assets and are concentrated in select markets. In addition, there are those who assert that (i) the frequency of transfers into and out of funds, in and of itself, increases the volatility of investment results and (ii) the mere fact of being "out of the market" as a result of market timing activity has a statistically significant negative impact on investment results. All of these risks, as well as all the other risks mentioned below, will be present whether you direct the transfers yourself or engage the services of an investment professional for that purpose.

  You should also be aware that the investment strategies of some of the ProFund VP funds are designed to magnify (both positively and negatively) the investment results of the benchmarks to which the funds relate. These so-called "leveraged" funds are the ProFunds VP UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity funds. The investment results of such leveraged funds are expected to exhibit significantly greater volatility than other investment options available under the policy. Indeed, when compared to a broad universe of open-end mutual funds, the ProFunds leveraged funds are considered to be among the most volatile. For example, the ProFunds VP UltraOTC fund is 4 times as volatile as the average domestic equity mutual fund. The leveraged investment techniques employed by these funds (including the borrowing costs incurred in creating leverage) should cause investors to lose more money in adverse environments. For example, if a fund seeks to track a benchmark by a factor of 2 and the benchmark suffers a 5% loss in value, the fund would be expected to lose 10% of its value before consideration of the borrowing costs. Factoring in the borrowing costs, the loss would be even greater than 10%. Similarly, a 5% gain in the benchmark would be expected to produce something less than a 10% gain in the fund due to the combined effect of the leverage factor and the borrowing costs.

  You should also keep in mind that none of the ProFund VP funds seek to provide correlation with their benchmarks over any period of time other than daily. Because of the effect of fund level fees and the compounding of returns, the performance of these funds should differ significantly from their benchmarks over time. This is particularly true for the leveraged funds due to the multiplier effect of the leverage factors involved.

  In addition to all of the risks mentioned above, there are specific investment risks associated with the various funds of the Series Funds (such as Active Trading Risk, Correlation Risk, Swap Counterparty Credit Risk and Risks of Aggressive Investment Techniques). These risks are not defined in this prospectus, but are described in detail in the attached Series Fund prospectuses. You should read those prospectuses very carefully before applying for the policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

  When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

  You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans. This is called your "surrender value". You must return your policy when you request a surrender.

  If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

   . the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   . minus all charges we deduct, and

   . minus all withdrawals you have made.

  If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page 22.

Partial Withdrawals

  You may make a partial withdrawal of your surrender value at any time . Generally, each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

  You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is 90% of your account value, less any existing indebtedness. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

  When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

  The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

  If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

  Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

  As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

  There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

  In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

  There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES


  This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

  The first table below describes the fees and expenses that you will pay at the time that you pay a premium, or withdraw account value.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
       CHARGE          WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE   Upon payment of           30% of Target Premiums paid
                        premium                   in policy year 1
                                                  15% of Target Premiums paid
                                                  in policy years 2-5
                                                  10% of Target Premiums paid
                                                  in policy years 6-10
                                                  4% of Target Premiums paid
                                                  in policy years 11-20
                                                  3% of Target Premiums paid
                                                  in policy years 21 and
                                                  thereafter
                                                  3.5% of any premiums paid in
                                                  excess of Target Premiums in
                                                  Policy years 1-10
                                                  3% of any premiums paid in
                                                  excess of Target Premiums in
                                                  policy year 11 and
                                                  thereafter*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE     Upon payment of           2.35% of each premium paid
                        premium
-------------------------------------------------------------------------------
 DAC TAX CHARGE         Upon payment of           1.25% of each premium paid
                        premium
-------------------------------------------------------------------------------
 PREMIUM PROCESSING     Upon payment of           1.25% of each premium paid**
 CHARGE                 premium
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL        Upon making a partial     $20
 WITHDRAWAL CHARGE      withdrawal
-------------------------------------------------------------------------------

   * The current charges differ from those shown above as follows: 3% of Target Premiums paid in policy year 11-20, 0% of Target Premiums paid in policy years 21 and thereafter, and 0% of any premiums paid in excess of Target Premiums in policy years 21 and thereafter. If the younger insured is 71 or older when the policy is issued, there will be no sales charges after policy year 11. The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

   ** For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

----------------------------------------------------------------------------------------------------------
                          PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------
                                                                        AMOUNT DEDUCTED
                        WHEN CHARGE IS DEDUCTED       ----------------------------------------------------
        CHARGE                                         GUARANTEED RATE             CURRENT RATE
----------------------------------------------------------------------------------------------------------
INSURANCE CHARGE:*
 MINIMUM CHARGE . . .   Monthly                       $0.0001 per $1,000       $0.0001 per $1,000 of
                                                      of AAR                   AAR
 MAXIMUM CHARGE . . .   Monthly                       $83.20 per $1,000 of     $54.74 per $1,000 of
                                                      AAR                      AAR
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSONS. . .   Monthly                       $0.003 per $1,000 of     $0.003 per $1,000 of
                                                      AAR                      AAR
----------------------------------------------------------------------------------------------------------
 ISSUE CHARGE           Monthly                       $55.55 only during       $55.55 only during
                                                      policy year 1-5 plus     policy year 1-5 plus
                                                      2 cents per 1,000 of     2 cents per 1,000 of Total
                                                      Total Sum Insured at     Sum Insured at issue
                                                      issue only during        only during policy
                                                      policy years 1-3**       years 1-3**
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE   Monthly                       $10 in all policy        $7.50 in all policy
                                                      years plus 3 cents per   years plus 1 cent per
                                                      $1,000 of Total Sum      $1,000 of Total Sum
                                                      Insured at issue in      Insured at issue in
                                                      all policy years         policy years 1-10***
----------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM      Monthly, starting in          3 cents per $1,000 of    1 cent per $1,000 of Basic
DEATH BENEFIT           policy year 11                Basic Sum Insured at     Sum Insured at issue
CHARGE****                                            issue
----------------------------------------------------------------------------------------------------------
ASSET-BASED RISK        Monthly                       .08% of account          .07% in policy years
CHARGE*****                                           value                    1-15 for policies with
                                                                               Total Sum Insured at
                                                                               issue of less than $5
                                                                               million
                                                                               .06% in policy years
                                                                               1-15 for policies with
                                                                               Total Sum Insured at
                                                                               issue of $5 million -
                                                                               $15 million
                                                                               .06% in policy years
                                                                               1-15 for policies with
                                                                               Total Sum Insured at
                                                                               issue of $15 million
                                                                               or more
                                                                               .01% in policy years
                                                                               16 and thereafter,
                                                                               regardless of Total
                                                                               Sum Insured at issue
----------------------------------------------------------------------------------------------------------
 MAXIMUM POLICY LOAN    Accrues daily                 4.75%                    4.75%
 INTEREST RATE******    Payable annually
----------------------------------------------------------------------------------------------------------

   * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in policy year 25 for a $500,000 policy issued to cover two 75 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $500,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

   ** The second part of this charge is guaranteed not to exceed $200.

   *** For policies with a Total Sum Insured of $5 million or more, the first part of this charge is currently $0.

   **** This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

   ***** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

   ******4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.0% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

-------------------------------------------------------------------------------------
                                RIDER CHARGES
-------------------------------------------------------------------------------------
        CHARGE              WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
-------------------------------------------------------------------------------------
AGE 100 WAIVER OF
 CHARGES RIDER*
 MINIMUM CHARGE . . .       Monthly                     $0.0001 per $1,000 of amount
                                                        at risk
 MAXIMUM CHARGE . . .       Monthly                     $2.28 per $1,000 of amount at
                                                        risk
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSONS. . .       Monthly                     $0.0003 per $1,000 of amount
                                                        at risk
-------------------------------------------------------------------------------------
OPTIONAL ENHANCED           Upon payment of             2% of all premiums paid in
 CASH VALUE RIDER           premium                     the first policy year up to
                                                        the Target Premium
-------------------------------------------------------------------------------------
POLICY SPLIT OPTION         Monthly                     3 cents per $1,000 of current
 RIDER                                                  Total Sum Insured
-------------------------------------------------------------------------------------
FOUR YEAR TERM
 RIDER**
 MINIMUM CHARGE . . .       Monthly                     $0.004 per $1,000 of Term
                                                        Death Benefit
 MAXIMUM CHARGE . . .       Monthly                     $0.02 per $1,000 of Term
                                                        Death Benefit
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSONS. . .       Monthly                     $0.005 per $1,000 of Term
                                                        Death Benefit
-------------------------------------------------------------------------------------

   * The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rate vary by the issue age and the insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old tobacco underwriting risks. The "maximum" rate shown in the table is for two 85 year old preferred underwriting risks. The "representative insured persons" referred to in the table are two 50 year old preferred underwriting risks.

   ** The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 65 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 55 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses

-----------------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM              MAXIMUM
-----------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF          0.70%                2.71%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
-----------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF            0.70%                1.98%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
-----------------------------------------------------------------------------------------

* ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses," as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2004.

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL FUND                   TOTAL FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                            INVESTMENT        AND            EXPENSES        EXPENSES                    EXPENSES
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
                    FUND NAME                   FEE          FEES        REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I - NAV CLASS SHARES
 (NOTE 1):
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . . . . . . . . .    0.80%           N/A            0.06%            0.86%          0.00%         0.86%
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . . . . . . . .    0.67%           N/A            0.06%            0.73%          0.00%         0.73%
------------------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . . . . . . . . .    0.68%           N/A            0.06%            0.74%          0.00%         0.74%
------------------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . . . . . . . .    0.61%           N/A            0.09%            0.70%          0.00%         0.70%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bull. . . . . . . . . . . . . .    0.75%          0.25%           0.87%            1.87%          0.00%         1.87%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP OTC . . . . . . . . . . . . . .    0.75%          0.25%           0.95%            1.95%          0.00%         1.95%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value . . . . . . . . .    0.75%          0.25%           1.08%            2.08%          0.10%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth. . . . . . . . .    0.75%          0.25%           1.02%            2.02%          0.04%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap . . . . . . . . . . .    0.75%          0.25%           0.73%            1.73%          0.00%         1.73%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value . . . . . . . .    0.75%          0.25%           1.08%            2.08%          0.10%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth. . . . . . . .    0.75%          0.25%           1.00%            2.00%          0.02%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Europe 30 . . . . . . . . . . .    0.75%          0.25%           0.91%            1.91%          0.00%         1.91%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Asia 30 . . . . . . . . . . . .    0.75%          0.25%           0.93%            1.93%          0.00%         1.93%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull . . . . . . . . . . .    0.75%          0.25%           1.07%            2.07%          0.09%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap. . . . . . . . . .    0.75%          0.25%           1.08%            2.08%          0.10%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap. . . . . . . . .    0.75%          0.25%           1.00%            2.00%          0.02%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraOTC. . . . . . . . . . . .    0.75%          0.25%           0.97%            1.97%          0.00%         1.97%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear. . . . . . . . . . . . . .    0.75%          0.25%           0.98%            1.97%          0.00%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap . . . . . . . .    0.75%          0.25%           1.71%            2.71%          0.73%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Short OTC . . . . . . . . . . .    0.75%          0.25%           0.99%            1.99%          0.01%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus. . . . . .    0.50%          0.25%           0.99%            1.74%          0.01%         1.73%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity. . . .    0.75%          0.25%           0.91%            1.91%          0.00%         1.91%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Money Market. . . . . . . . . .    0.75%          0.25%           0.43%            1.43%          0.08%         1.35%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Basic Materials . . . . . . . .    0.75%          0.25%           1.03%            2.03%          0.05%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Biotechnology . . . . . . . . .    0.75%          0.25%           1.04%            2.04%          0.06%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Energy. . . . . . . . . . . . .    0.75%          0.25%           1.09%            2.09%          0.11%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Financial . . . . . . . . . . .    0.75%          0.25%           1.07%            2.07%          0.09%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Healthcare. . . . . . . . . . .    0.75%          0.25%           1.04%            2.04%          0.06%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Precious Metals . . . . . . . .    0.75%          0.25%           0.98%            1.98%          0.00%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Real Estate . . . . . . . . . .    0.75%          0.25%           1.02%            2.02%          0.04%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Semiconductor . . . . . . . . .    0.75%          0.25%           1.05%            2.05%          0.07%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Technology. . . . . . . . . . .    0.75%          0.25%           0.93%            1.93%          0.00%         1.93%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Telecommunications. . . . . . .    0.75%          0.25%           1.06%            1.93%          0.08%         1.98%
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Utilities . . . . . . . . . . .    0.75%          0.25%           1.06%            2.06%          0.08%         1.98%
------------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund shown above when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST.

(2) ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses," as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2004. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that repayment will not cause the fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investor.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 6.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
Description of John Hancock Variable Life Account S . . . . . . . . . . . . .           14
Description of the Underlying Funds . . . . . . . . . . . . . . . . . . . . .           14
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           15
 Changes we can make to a Series Fund or the Account  . . . . . . . . . . . .           15
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .           16
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Minimum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .           17
Lapse and reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Guaranteed minimum death benefit feature . . . . . . . . . . . . . . . . . .           18
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Optional extra death benefit feature . . . . . . . . . . . . . . . . . . . .           19
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .           19
 Basic Sum Insured vs. Additional Sum Insured . . . . . . . . . . . . . . . .           19
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .           20
 When the younger insured person reaches 100  . . . . . . . . . . . . . . . .           20
 Requesting an increase in coverage . . . . . . . . . . . . . . . . . . . . .           20
 Requesting a decrease in coverage  . . . . . . . . . . . . . . . . . . . . .           21
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .           21
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .           21
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .           21
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .           21
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .           22
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .           22
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           22
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           22
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .           22
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .           23
 Dollar cost averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .           24
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
 Partial withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .           24
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .           25
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .           25
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .           25
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .           25
 Additional information about how certain policy charges work . . . . . . . .           26
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .           27
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .           27
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .           28
 Optional benefit riders you can add. . . . . . . . . . . . . . . . . . . . .           28
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .           28
 Procedures for issuance of a policy  . . . . . . . . . . . . . . . . . . . .           29
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .           30
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .           30
 Policy cancellation right  . . . . . . . . . . . . . . . . . . . . . . . . .           30
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .           30
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .           31
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .           31
 How you communicate with us  . . . . . . . . . . . . . . . . . . . . . . . .           32
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           34
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           34
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           34
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .           34
 Diversification rules and ownership of the Account . . . . . . . . . . . . .           35
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           35
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .           36
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           36
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .           36
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .           36
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .           36

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

  The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of ProFunds and/or John Hancock Variable Series Trust I, (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds".

  The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all of the ProFunds investment options, the entity listed on page 1 (ProFund Advisers LLC) is the investment advisor.

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

  The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

  Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option -- the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

  Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 17).

Minimum premium payments

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 34. Also, we may refuse to accept any amount of an additional premium if:

   . that amount of premium would increase our insurance risk exposure, and

   . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

  In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

  We will also accept premiums:

   . by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

   . The tax problem resolves itself prior to the date the refund is to be made; or

   . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 2 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option A (see "The Death Benefit" below). The feature guarantees that your Basic Sum Insured will not lapse , regardless of adverse investment performance, if both of the following are true:

   . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "The Death Benefit" below), and

   . on each monthly deduction date the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium") is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. The term monthly deduction date is defined on page 29. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "The Death Benefit" below). The GMDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

  If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "The Death Benefit" below). The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the 100th birthday of the younger insured person (whether or not such insured person is then alive). Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

THE DEATH BENEFIT

  In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. We reserve the right to impose underwriting restrictions on the proportions of Additional Sum Insured and Basic Sum Insured based upon the anticipated frequency of premium payments and other factors. However, even in the absence of such underwriting restrictions, the Additional Sum Insured generally cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

  When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. (This feature is sometimes referred to as "Option M".) The optional extra death benefit is determined on each annual processing date as follows:

   . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

   . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. If you elect this feature, you must elect the "cash value accumulation test" for purposes of determining the minimum insurance amount (see below). You may revoke your election of this feature at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

Limitations on payment of death benefit

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  For the same amount of premiums paid, the amount of sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 34).

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. As indicated above, the guideline premium and cash value corridor test is not available if the optional extra death benefit feature is elected. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

  As noted above, you have to elect which test will be applied if you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 34). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

  If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, certain things will happen whether or not the younger insured person is actually alive on that policy anniversary. What happens depends upon whether the age 100 waiver of charges rider is in effect on that policy anniversary.

  If you elected the rider at the time of application for the policy and the rider is still in effect, the only thing that will happen is that we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting premium payments.

  If you did not elect the rider at the time of application for the policy (or if you did elect it and it is no longer in effect), then the following will happen:

   . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

   . The death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) and the guaranteed minimum death benefit feature will all cease to apply.

Requesting an increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below.

Requesting a decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured, but only if:

   . the remaining Total Sum Insured will be at least $250,000, and

   . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

  Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow change from Option B to Option A in the near future, but that is not guaranteed.

Effective date of certain policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve the request:

   . Total Sum Insured decreases

   . Additional Sum Insured increases

   . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

Tax consequences of coverage changes

  Please read "Tax considerations" starting on page 34 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

   . Option 1 - Proceeds left with us to accumulate with interest

   . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

   . Option 2B - Equal monthly payments for a specified period of time

   . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

   . Option 4 - Equal monthly payments for life with no refund

   . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

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

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 25. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 25.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 26. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the VST Money Market subaccount of the Account which, in turn, will invest in the Money Market Fund of the John Hancock Variable Series Trust I. This is the only way in which the VST Money Market subaccount is used in the policy, It is NOT an investment option you can select.

  On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the VST Money Market subaccount attributable to such payment will be reallocated automatically among the investment options you have chosen. If you have not chosen the investment option(s) to which the money will be reallocated, the money will be reallocated automatically to the ProFund VP Money Market investment option.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option (other than a ProFund investment option) in any policy year is $1,000,000.

  As mentioned on page 3, only the ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options (other than ProFund investment options). Under our current rules, we impose the following restrictions on transfers into and out of variable investment options (other than ProFund investment options):

   . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

   . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

   . You can only make such a transfer once in each policy year.

   . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   . The most you can transfer at any one time is the greater of (i) $500 (ii)
     20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

  If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the ProFund VP Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

  The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 25). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under either Option A or Option B (see "The Death Benefit" on page 18) and under the guaranteed minimum death benefit feature (see page 18). Under Option A , such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 17. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

POLICY LOANS

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and Reinstatement".) The maximum amount you can borrow is 90% of your account value, less any existing indebtedness.

  The minimum amount of each loan is $1,000. The interest charged on any loan is currently an effective annual rate of 4.75% in the first 10 policy years, 4.50% in the policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

  The account value, the surrender value, and any death benefit above the are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 34).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 2% of premium paid in the first policy year that does not exceed the Target Premium.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 . Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk

 . Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The charge does not apply to the fixed investment option. We guarantee that the percentage will never exceed .0753% per month (.90% on an effective annual basis). The actual percentage applied will vary depending upon the policy year in which the charge is made and the Total Sum Insured at issue. For policy years 1 through 15, the current monthly percentages are as follows: .0669% for a Total Sum Insured at issue of less than $5 million, .0627% for a Total Sum Insured at issue of at least $5 million but less than $15 million, and .0585% for a Total Sum Insured at issue of $15 million or more. (These monthly percentages equate to the following effective annual percentages: .80%, .75% and .70%, respectively.) For policy year 16 and thereafter, the current monthly percentage is .0083%, regardless of the Total Sum Insured at issue. ( That monthly percentage equates to an effective annual percentage of .10%.) The reduction after 15 years has not occurred yet under any policy, since no policy has yet been outstanding for 15 years.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Optional benefits charge - Monthly charges for optional insurance benefits
   (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 5.

 . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the premium processing, issue and administrative charges may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 34.)

Method of deduction

  We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 9, 10 and 11) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

  The figures for the funds shown in the tables on pages 9, 10 and 11 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2003, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

 . Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

 . Optional enhanced cash value rider - If you surrender the policy at any time during the first 4 policy years and this rider is then in effect, we will pay an Enhanced Cash Value Benefit. The Benefit is paid in addition to the policy surrender value. The Benefit is equal to a percentage of first year premiums paid up to the Target Premium. The percentage will be specified in the policy. Also, if you die during the first 4 policy years and the rider is in effect, we will increase the policy's account value by the amount of the Benefit in determining the death benefit payable. Since the rider increases the amount of insurance for which we are at risk, it increases the amount of the insurance charge described on page 26. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not effected by this rider. This rider can only be elected at the time of application for the policy.

 . Four year term rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

 . Age 100 waiver of charges rider - Provides for the continuation of the Total
   Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

Variations in policy terms

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 27. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

  Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

  The policy will take effect only if all of the following conditions are satisfied:

   . The policy is delivered to and received by the applicant.

   . The Minimum Initial Premium is received by us.

   . Each insured person is living and still meets our health criteria for issuing insurance.

  If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

  Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow or withdraw amounts you have in the investment options

   . Change the beneficiary who will receive the death benefit

   . Change the amount of insurance

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

  You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

   . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

   . the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

  State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

  These general rules apply to any transaction other than a request to transfer existing account value to or from a ProFund investment option (a "ProFund transfer request"). Special rules apply to ProFund transfer requests (see "ProFund Transfer Requests" below).

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

   . surrenders or partial withdrawals

   . change of death benefit option

   . increase or decrease in Total Sum Insured

   . change of beneficiary

   . election of payment option for policy proceeds

   . tax withholding elections

   . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   . loans

   . transfers of account value among investment options (other than ProFund transfer requests)

   . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options (other than ProFund transfer requests) simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions. If the website referred to below is completed and made available to you, such availability will be subject to its own special risks and its own set of conditions and restrictions which you will have to agree to in order to gain access.

  As mentioned on page 3, only the ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers of non-ProFund investment options. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

ProFund Transfer Requests

  Any written ProFund transfer request may be mailed or expressed to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. We don't consider any such request to be received until such time as it has arrived at the proper place and in the proper and complete form. If you complete a special authorization form, you can make a ProFund transfer request by faxing us at 1-617-572-7515 or by e-mailing us at JHSSMVULService@jhancock.com. There is a risk you will be unable to place a given request due to equipment malfunction or heavy phone line usage. If this occurs, you will have to submit your request by mail or express mail.

  Any ProFund transfer request must include your name, daytime telephone number, policy number and the names of the investment options involved. We cannot process any request that doesn't include this required information. ANY PROFUND TRANSFER REQUEST THAT ARRIVES AFTER THE "CUT-OFF TIME" AND PRIOR TO THE END OF OUR BUSINESS DAY WILL NOT BE ACCEPTED. UNDER OUR CURRENT ADMINISTRATIVE RULES, THE CUT-OFF TIME IS 3:00 P.M. EASTERN STANDARD TIME. We reserve the right to change the cut-off time and to vary it among various groups of policy owners based upon criteria such as the method of transmission of the transfer request. We will notify you of any change to the cut-off time that is applicable to your policy. We are currently developing a special electronic submission procedure through a special Internet website. If we are successful in that development, the expectation is that requests submitted through the website will have a later cut-off time than requests submitted by other means. However, there is no guarantee as to when, or even whether, that website development project will be completed.

Third Party Authorizations

  We anticipate that a number of those persons buying this type of policy will wish to engage the services of an investment professional and delegate to that investment professional the authority to request transfers among investment options. If you wish to make such a delegation, you must notify us in writing on a special authorization form we will provide. We will not be responsible for acting on instructions from your investment professional while the delegation remains in effect. Your delegation will remain in effect until we receive written notice from you revoking the delegation or until the authorization form terminates in accordance with its terms.

  The investment professional to whom you delegate authority may be a firm or person who is appointed by us as an authorized seller of our variable life insurance policies. However, in providing investment advice or in making transfers among investment options, the investment professional will be acting on your behalf, not on our behalf. We will not be responsible for any recommendations the investment professional makes, for any market timing or asset allocation programs the investment professional chooses to follow, or for any specific transfers the investment professional makes on your behalf.

  If your investment professional also represents other owners of policies like yours, we may require your investment professional to enter into a special administrative agreement with us as a condition of our accepting transfer requests on your behalf. The agreement may impose limitations on the investment professional's ability to request such transfers. Such limitations would be intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients. The agreement may prohibit or limit transfers involving particular investment options, require advance notice of transfers above a certain dollar amount, or impose other trading restrictions. We may also require that the investment professional transmit all requests in a specific manner (e.g., by using the electronic functionality available on a specified Internet website). We will reserve the right to modify, suspend or terminate any such agreement at any time upon notice to the investment professional. If we terminate an agreement with your investment professional, we will notify you of that fact. We may require that your investment professional provide a proper identification (such as a Personal Identification Number) before we allow the investment professional to perform transfers on your behalf.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code.

If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

  The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus, and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                        PAGE
Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
account value . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
Additional Sum Insured. . . . . . . . . . . . . . . . . . . . . . .          19
asset-based risk charge . . . . . . . . . . . . . . . . . . . . . .          26
attained age. . . . . . . . . . . . . . . . . . . . . . . . . . . .          26
beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . .          21
business day. . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
changing Option A or B. . . . . . . . . . . . . . . . . . . . . . .          21
changing the Total Sum Insured. . . . . . . . . . . . . . . . . . .          21
charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          34
cost of insurance rates . . . . . . . . . . . . . . . . . . . . . .          25
cut-off time. . . . . . . . . . . . . . . . . . . . . . . . . . . .          33
date of issue . . . . . . . . . . . . . . . . . . . . . . . . . . .          29
death benefit . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
deductions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
dollar cost averageing. . . . . . . . . . . . . . . . . . . . . . .          23
expenses of the Series Funds. . . . . . . . . . . . . . . . . . . .          27
fixed investment option . . . . . . . . . . . . . . . . . . . . . .          16
full surrender. . . . . . . . . . . . . . . . . . . . . . . . . . .          24
fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
grace period. . . . . . . . . . . . . . . . . . . . . . . . . . . .          17
guaranteed minimum death benefit. . . . . . . . . . . . . . . . . .          18
Guaranteed Minimum Death Benefit Premium. . . . . . . . . . . . . .          18
insurance charge. . . . . . . . . . . . . . . . . . . . . . . . . .          26
insured person. . . . . . . . . . . . . . . . . . . . . . . . . . .           3
investment options. . . . . . . . . . . . . . . . . . . . . . . . .           1
JHVLICO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
lapse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17
loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24
loan interest . . . . . . . . . . . . . . . . . . . . . . . . . . .          24
Market Timing . . . . . . . . . . . . . . . . . . . . . . . . . . .          22
maximum premiums. . . . . . . . . . . . . . . . . . . . . . . . . .          16
minimum initial premium . . . . . . . . . . . . . . . . . . . . . .          16
minimum insurance amount. . . . . . . . . . . . . . . . . . . . . .          20
modified endowment. . . . . . . . . . . . . . . . . . . . . . . . .          35
monthly deduction date. . . . . . . . . . . . . . . . . . . . . . .          29
Option A; Option B. . . . . . . . . . . . . . . . . . . . . . . . .           4
optional benefit riders . . . . . . . . . . . . . . . . . . . . . .           5
owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30
partial withdrawal. . . . . . . . . . . . . . . . . . . . . . . . .          24
partial withdrawal charge . . . . . . . . . . . . . . . . . . . . .          26
payment options . . . . . . . . . . . . . . . . . . . . . . . . . .          21
Planned Premium . . . . . . . . . . . . . . . . . . . . . . . . . .          16
policy anniversary. . . . . . . . . . . . . . . . . . . . . . . . .          29
policy year . . . . . . . . . . . . . . . . . . . . . . . . . . . .          29
premium; premium payment. . . . . . . . . . . . . . . . . . . . . .           3
prospectus. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
reinstate; reinstatement. . . . . . . . . . . . . . . . . . . . . .          17
sales charge. . . . . . . . . . . . . . . . . . . . . . . . . . . .          25
SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15
Separate Account S. . . . . . . . . . . . . . . . . . . . . . . . .          14
Series Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
Servicing Office. . . . . . . . . . . . . . . . . . . . . . . . . .   back cover
special loan account. . . . . . . . . . . . . . . . . . . . . . . .          24
subaccount. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
surrender value . . . . . . . . . . . . . . . . . . . . . . . . . .           4
Target Premium. . . . . . . . . . . . . . . . . . . . . . . . . . .          25
tax considerations. . . . . . . . . . . . . . . . . . . . . . . . .          34
telephone transfers . . . . . . . . . . . . . . . . . . . . . . . .          32
Total Sum Insured . . . . . . . . . . . . . . . . . . . . . . . . .          18
transfers of account value. . . . . . . . . . . . . . . . . . . . .          23
variable investment options . . . . . . . . . . . . . . . . . . . .          14
we; us. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          14
withdrawal. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24
withdrawal charges. . . . . . . . . . . . . . . . . . . . . . . . .          26
you; your . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          31

  In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.


                            JHVLICO SERVICING OFFICE
                            ------------------------

                    EXPRESS DELIVERY            MAIL DELIVERY
                    ----------------            -------------
                 529 Main Street (X-4)           P.O. Box 111
                 Charlestown, MA 02129         Boston, MA 02117

                         PHONE:                      FAX:
                         ------                      ----
                     1-800-732-5543             1-617-886-3048

  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


Investment Company Act File No. 811-7782

                       Statement of Additional Information
                                dated May 1, 2004
                                for interests in

               John Hancock Variable Life Account S ("Registrant")
                       Interests are made available under

                         VARIABLE ESTATE PROTECTION PLUS
    a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





CONTENTS OF THIS SAI                                         BEGINNING ON PAGE
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers and Experts . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            2
Financial Statements of Registrant and Depositor. . . . .            4

DESCRIPTION OF THE DEPOSITOR

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF THE REGISTRANT

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and JHVLICO. JHVLICO pay compensation to these broker-dealers for promoting, marketing and selling JHVLICO products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

   . 87.75% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 5% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. Signator representatives may also receive additional cash incentives (in the form of bonus payments, expense payments or the waiver of overhead costs or expenses) or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of policies issued by JHVLICO. From time to time, Signator, at its expense, may provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our policies instead of policies issued by other insurance companies.

  JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

2003. . . . . . . . . .       $ 67,837,010
2002. . . . . . . . . .       $ 97,422,735
2001. . . . . . . . . .       $111,710,560

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                         REPORT OF INDEPENDENT AUDITORS




The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation and modified coinsurance contracts. In 2001, the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 19, 2004

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                          CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity -- at amortized cost (fair value:
  2003 -- $78.8; 2002 -- $83.3). . . . . . . . . . . .   $    78.7   $    83.8
 Available-for-sale -- at fair value (cost: 2003 --
  $3,621.5, 2002 -- $2,949.3). . . . . . . . . . . . .     3,786.9     3,011.3
Equity securities:
 Available-for-sale - at fair value (cost: 2003 --
  $39.6; 2002 -- $11.1). . . . . . . . . . . . . . . .        41.7        11.9
 Mortgage loans on real estate . . . . . . . . . . . .       883.0       668.4
Real estate. . . . . . . . . . . . . . . . . . . . . .        13.4        20.4
Policy loans . . . . . . . . . . . . . . . . . . . . .       370.9       359.4
Short-term investments . . . . . . . . . . . . . . . .        10.1         0.1
Other invested assets. . . . . . . . . . . . . . . . .       158.5        88.8
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     5,343.2     4,244.1
Cash and cash equivalents. . . . . . . . . . . . . . .        67.7       202.9
Accrued investment income. . . . . . . . . . . . . . .        70.2        70.1
Premiums and accounts receivable . . . . . . . . . . .         4.5         3.8
Deferred policy acquisition costs. . . . . . . . . . .     1,205.7     1,164.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       205.2       149.2
Other assets . . . . . . . . . . . . . . . . . . . . .       117.0       122.9
Separate account assets. . . . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $13,895.4   $11,841.5
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             DECEMBER 31,
                                                         --------------------
                                                           2003        2002
                                                         ---------  -----------
                                                            (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,852.6   $ 4,068.7
Policyholders' funds . . . . . . . . . . . . . . . . .         3.4         3.3
Unearned revenue . . . . . . . . . . . . . . . . . . .       264.5       243.5
Unpaid claims and claim expense reserves . . . . . . .        32.1        24.7
Dividends payable to policyholders . . . . . . . . . .         0.5         0.4
Income taxes -- Note 5 . . . . . . . . . . . . . . . .       295.1       229.8
Other liabilities. . . . . . . . . . . . . . . . . . .       312.5       298.5
Separate account liabilities . . . . . . . . . . . . .     6,881.9     5,883.7
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    12,642.6    10,752.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       600.3       492.6
Accumulated other comprehensive income . . . . . . . .        77.6        21.4
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,252.8     1,088.9
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $13,895.4   $11,841.5
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                       CONSOLIDATED STATEMENTS OF INCOME

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                         (IN MILLIONS)
REVENUES
Premiums. . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 58.5    $ 60.1
Universal life and investment-type product charges   367.7    356.0     365.4
Net investment income - Note 3. . . . . . . . . .    316.3    270.1     227.0
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(5.4), $(7.5) and $(1.5),
 respectively - Notes 1, 3, and 9 . . . . . . . .    (24.8)   (20.8)     (9.0)
Other revenues. . . . . . . . . . . . . . . . . .      0.2      1.3      24.0
                                                    ------   ------    ------
 Total revenues . . . . . . . . . . . . . . . . .    726.6    665.1     667.5
BENEFITS AND EXPENSES
Benefits to policyholders . . . . . . . . . . . .    337.9    344.1     294.1
Other operating costs and expenses. . . . . . . .     96.4     69.0      76.2
Amortization of deferred policy acquisition costs,
 excluding amounts related to net realized
 investment and other gains (losses) of $(5.4),
 $(7.5) and $(1.5), respectively -- Notes 1, 3 and
 9. . . . . . . . . . . . . . . . . . . . . . . .    104.8     60.0      67.1
Dividends to policyholders. . . . . . . . . . . .     17.5     18.8      21.4
                                                    ------   ------    ------
 Total benefits and expenses. . . . . . . . . . .    556.6    491.9     458.8
                                                    ------   ------    ------
Income before income taxes and cumulative effect
 of accounting change . . . . . . . . . . . . . .    170.0    173.2     208.7
Income taxes - Note 5 . . . . . . . . . . . . . .     55.8     58.4      62.2
                                                    ------   ------    ------
Income before cumulative effect of accounting
 change . . . . . . . . . . . . . . . . . . . . .    114.2    114.8     146.5
Cumulative effect of accounting change, net of tax    (6.5)      --      (1.6)
                                                    ------   ------    ------
Net income. . . . . . . . . . . . . . . . . . . .   $107.7   $114.8    $144.9
                                                    ======   ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                            AND COMPREHENSIVE INCOME

                                                         ACCUMULATED
                                 ADDITIONAL                 OTHER          TOTAL
                        COMMON     PAID       RETAINED  COMPREHENSIVE  SHAREHOLDER'S    OUTSTANDING
                        STOCK   IN CAPITAL   EARNINGS      INCOME         EQUITY          SHARES
                        ------  -----------  ---------  -------------  -------------  --------------
                                         (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1,
 2001 . . . . . . . .    $2.5     $572.4      $232.9       $(2.2)        $  805.6          50.0
Comprehensive income:
 Net income . . . . .                          144.9                        144.9
Other comprehensive
 income, net of tax:
 Net unrealized gains                                        7.9              7.9
                                                                         --------
Comprehensive income.                                                       152.8
Change in accounting
 principle. . . . . .                                        7.2              7.2
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4      $377.8       $12.9         $  965.6          50.0
                         ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . .                          114.8                        114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                        8.5              8.5
                                                                         --------
Comprehensive income.                                                       123.3
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4      $492.6       $21.4         $1,088.9          50.0
                         ====     ======      ======       =====         ========          ====
Comprehensive income:
 Net income . . . . .                          107.7                        107.7
Other comprehensive
 income, net of tax:
 Net unrealized gains                                       56.2             56.2
                                                                         --------
Comprehensive income.                                                       163.9
                         ----     ------      ------       -----         --------          ----
Balance at December
 31, 2003 . . . . . .    $2.5     $572.4      $600.3       $77.6         $1,252.8          50.0
                         ====     ======      ======       =====         ========          ====



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               YEARS ENDED DECEMBER 31,
                                           ---------------------------------
                                             2003        2002         2001
                                           ----------  ----------  ------------
                                                     (IN MILLIONS)
Cash flows from operating activities:
Net income                                 $   107.7   $   114.8    $   144.9
Adjustments to reconcile net income to
 net cash (used in) provided by operating
 activities:
 Amortization of discount - fixed
  maturities . . . . . . . . . . . . . . .     (10.7)       (0.3)        (0.4)
 Net realized investment and other
  losses                                        24.8        20.8          9.0
 Change in deferred policy acquisition
  costs. . . . . . . . . . . . . . . . . .     (49.6)     (124.6)       (74.1)
 Depreciation and amortization . . . . . .       1.8         1.3          0.3
 Increase in accrued investment
  income . . . . . . . . . . . . . . . . .      (0.1)       (9.3)        (8.6)
 Decrease (increase) in premiums and
  accounts receivable. . . . . . . . . . .      (0.7)        8.7         (5.5)
 (Increase) decrease in other assets and
  other liabilities, net . . . . . . . . .     (61.9)      (28.0)      (159.2)
 (Decrease) increase in policy
  liabilities and accruals, net. . . . . .     216.6       (53.3)       289.1
 Increase in income taxes. . . . . . . . .      35.1        33.5        118.7
                                           ---------   ---------    ---------
  Net cash (used in) provided by
     operating activities. . . . . . . . .     263.0       (36.4)       314.2
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale. . .     690.1       460.2        184.6
  Equity securities available-for-sale . .      38.3         7.4          6.0
  Real estate. . . . . . . . . . . . . . .       5.8         0.3          3.3
  Short-term investments and other
     invested assets . . . . . . . . . . .      31.6           -            -
 Maturities, prepayments and scheduled
  redemptions of:
  Fixed maturities held-to-maturity. . . .       4.1         3.2          4.5
  Fixed maturities available-for-sale. . .     241.1       155.7        180.4
  Short-term investments and other
     invested assets . . . . . . . . . . .       0.1        24.9         46.5
  Mortgage loans on real estate. . . . . .     102.9        90.7         66.4
 Purchases of:
  Fixed maturities held-to-maturity. . . .      (1.1)       (3.1)        (5.1)
  Fixed maturities available-for-sale. . .  (1,625.0)   (1,174.5)    (1,112.3)
  Equity securities available-for-sale . .     (60.4)       (3.9)        (6.1)
  Real estate. . . . . . . . . . . . . . .      (0.2)       (0.1)        (0.6)
  Short-term investments and other
     invested assets . . . . . . . . . . .     (93.9)      (73.3)       (39.6)
Mortgage loans on real estate issued . . .    (321.4)     (170.4)       (85.0)
Other, net . . . . . . . . . . . . . . . .     (11.0)      (10.1)       (25.6)
                                           ---------   ---------    ---------
 Net cash used in investing
  activities . . . . . . . . . . . . . . . $  (999.0)  $  (693.0)   $  (782.6)



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                       YEARS ENDED DECEMBER 31,
                                                    ------------------------------
                                                      2003       2002        2001
                                                    ---------  ---------  -----------
                                                            (IN MILLIONS)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . . . . .   $1,097.2   $1,232.1    $1,220.7
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . . . . .     (496.4)    (415.2)     (914.2)
                                                    --------   --------    --------
 Net cash provided by financing activities. . . .      600.8      816.9       306.5
                                                    --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . . . . .     (135.2)      87.5      (161.9)
Cash and cash equivalents at beginning of year. .      202.9      115.4       277.3
                                                    --------   --------    --------
Cash and cash equivalents at end of year. . . . .   $   67.7   $  202.9    $  115.4
                                                    ========   ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) whose ultimate parent company is John Hancock Financial Services, Inc. (JHFS). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers.
 Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be
Manulife's primary U.S. brand.   This filing does not reflect or assume any
changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

INVESTMENTS

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $3.7 million and $10.6 million at December 31, 2003 and 2002, and is reported in real estate in the investment section of the consolidated balance sheets.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 6.0% and the total amortization period life was 30 years for universal life products. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amoritization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million in unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 6 -- Reinsurance below for additional disclosures regarding reinsurance.

VALUE OF BUSINESS ACQUIRED

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 -- Value of Business Acquired for presentation of summarized financial information regarding VOBA.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

PARTICIPATING INSURANCE

Participating business represents approximately 4.9% and 5.4% of the Company's life insurance in-force at December 31, 2003 and 2002, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 5 -- Income Taxes for additional disclosures on this topic.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

SFAS No. 133 -- Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interest holders are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities
(SPEs), and otherwise will be applicable at March 31, 2004.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003, which the Company recorded through net income as a cumulative effect of an accounting change.

SFAS No. 148 -- Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company's parent adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. As a result of the adoption, JHFS allocated $0.1 million of expenses to the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 141 -- Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Issue No. 99-20 -- Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 140 -- Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL used to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

NOTE 2 -- RELATED PARTY TRANSACTIONS

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $144.3 million, $161.8 million and $155.1 million for the year ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, respectively, the Company owed John Hancock $57.4 million and $49.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002 and 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $20.7 million, $42.0 million and $45.4 million of cash for the combined tax, commission and expense allowances for the years ended December 31, 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $5.0 million, $1.1 million and $1.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.6 million and $115.2 million as of December 31, 2003 and 2002, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.8 million and $0.4 million from the Company in 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million for the years 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2003 and 2002, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 6.0 million, $9.3 million and $10.4 million in 2003, 2002 and 2001, respectively. The pension plan prepaid expense allocated to the Company amounted to $76.4 million and $72.6 million at December 31, 2003 and 2002, respectively.

NOTE 3 -- INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                      YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2003     2002      2001
                                                      -------  -------  ---------
                                                            (IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturities. . . . . . . . . . . . . . . . . .   $242.3   $201.3    $160.1
Equity securities . . . . . . . . . . . . . . . . .      0.8      0.1       0.3
Mortgage loans on real estate . . . . . . . . . . .     52.4     46.8      42.3
Real estate . . . . . . . . . . . . . . . . . . . .      4.6      4.5       2.3
Policy loans. . . . . . . . . . . . . . . . . . . .     20.3     20.9      21.1
Short-term investments. . . . . . . . . . . . . . .      1.2      1.6       6.3
Other . . . . . . . . . . . . . . . . . . . . . . .      6.8      2.5       3.3
                                                      ------   ------    ------
Gross investment income . . . . . . . . . . . . . .    328.4    277.7     235.7
 Less investment expenses . . . . . . . . . . . . .     12.1      7.6       8.7
                                                      ------   ------    ------
 Net investment income. . . . . . . . . . . . . . .   $316.3   $270.1    $227.0
                                                      ======   ======    ======
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
Fixed maturities. . . . . . . . . . . . . . . . . .   $(10.3)  $(39.9)   $(25.1)
Equity securities . . . . . . . . . . . . . . . . .      3.6      2.5       3.8
Mortgage loans on real estate and real estate . . .     (3.2)     0.8      (1.2)
Derivatives and other invested assets . . . . . . .    (20.3)     8.3      12.0
Amortization adjustment for deferred policy
 acquisition costs. . . . . . . . . . . . . . . . .      5.4      7.5       1.5
                                                      ------   ------    ------
Net realized investment and other losses, net of
 related amortization of deferred policy acquisition
 costs. . . . . . . . . . . . . . . . . . . . . . .   $(24.8)  $(20.8)   $ (9.0)
                                                      ======   ======    ======


Gross gains of $38.2 million, $12.7 million, and $6.5 million and gross losses of $8.8 million, $13.3 million, and $3.3 million in 2003, 2002 and 2001, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                               GROSS       GROSS
                                  AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                    COST       GAINS       LOSSES      VALUE
                                  ---------  ----------  ----------  ----------
                                                 (IN MILLIONS)
DECEMBER 31, 2003
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   71.0     $  0.3     $ (0.4)     $   70.9
Mortgage-backed securities. . .        7.7        0.2         --           7.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   78.7     $  0.5     $ (0.4)     $   78.8
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $3,080.0     $181.2     $(26.3)     $3,234.9
Mortgage-backed securities. . .      502.4       20.9      (12.4)        510.9
Obligations of states and
 political subdivisions . . . .       12.5        0.3         --          12.8
Debt securities issued by
 foreign governments. . . . . .        2.2        0.3         --           2.5
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       24.4        1.4         --          25.8
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    3,621.5      204.1      (38.7)      3,786.9
Equity securities . . . . . . .       39.6        2.1         --          41.7
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $3,661.1     $206.2     $(38.7)     $3,828.6
                                  ========     ======     ======      ========
DECEMBER 31, 2002
HELD-TO-MATURITY:
Corporate securities. . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
Mortgage-backed securities. . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
AVAILABLE-FOR-SALE:
Corporate securities. . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
Mortgage-backed securities. . .      489.9       28.6      (14.1)        504.4
Obligations of states and
 political subdivisions . . . .        6.2        0.3         --           6.5
Debt securities issued by
 foreign governments. . . . . .        3.6        0.3       (0.1)          3.8
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies. . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
Total fixed maturities. . . . .    2,949.3      158.5      (96.5)      3,011.3
Equity securities . . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
 Total. . . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                          ---------  ----------
                                                             (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less . . . . . . . . . . . . . . . .   $    0.1    $    0.1
Due after one year through five years . . . . . . . . .        1.8         1.8
Due after five years through ten years. . . . . . . . .       15.4        15.4
Due after ten years . . . . . . . . . . . . . . . . . .       53.7        53.6
                                                          --------    --------
                                                              71.0        70.9
Mortgage-backed securities. . . . . . . . . . . . . . .        7.7         7.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $   78.7    $   78.8
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less . . . . . . . . . . . . . . . .   $  146.7    $  152.1
Due after one year through five years . . . . . . . . .      987.5     1,039.7
Due after five years through ten years. . . . . . . . .    1,206.8     1,281.6
Due after ten years . . . . . . . . . . . . . . . . . .      778.1       802.6
                                                          --------    --------
                                                           3,119.1     3,276.0
Mortgage-backed securities. . . . . . . . . . . . . . .      502.4       510.9
                                                          --------    --------
 Total. . . . . . . . . . . . . . . . . . . . . . . . .   $3,621.5    $3,786.9
                                                          ========    ========


Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $212.5 million and $169.9 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Bonds with amortized cost of $18.6 million were non-income producing for year ended December 31, 2003.

No significant depreciation expense on investment real estate was recorded for the years ended December 31, 2003 and 2002. Depreciation expense on investment real estate was $0.3 million in 2001. Accumulated depreciation was $1.7 million, and $2.8 million at December 31, 2003, and 2002, respectively.

ANALYSIS OF UNREALIZED LOSSES ON FIXED MATURITY SECURITIES

The Company relies on its Parent's, JHFS', process to identify securities that
could potentially have an impairment that is other than temporary.   This
process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At the end of each quarter, JHFS' Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the JHFS Chief Investment Officer and the JHFS Corporate Risk Officer who reports to the JHFS Chief Financial Officer. The analysis focuses on each issuer's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

Through JHFS' Investment Review Committee, the Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and
(3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                          UNREALIZED LOSSES ON ASSETS

                                                                          AS OF DECEMBER 31, 2003
                                                                        ---------------------------
                                               LESS THAN 12 MONTHS           12 MONTHS OR MORE                  TOTAL
                                           ---------------------------  ---------------------------  ------------------------
                                           CARRYING VALUE               CARRYING VALUE               CARRYING VALUE
                                            OF SECURITIES                OF SECURITIES                OF SECURITIES
                                             WITH GROSS     UNREALIZED    WITH GROSS     UNREALIZED    WITH GROSS      UNREALIZED
                                           UNREALIZED LOSS    LOSSES    UNREALIZED LOSS    LOSSES    UNREALIZED LOSS     LOSSES
                                           ---------------  ----------  ---------------  ----------  ---------------  ------------
DESCRIPTION OF SECURITIES:
Federal agency mortgage backed securities      $ 92.0        $ (6.6)        $ 54.8        $ (5.8)        $146.8         $(12.4)
Corporate bonds. . . . . . . . . . . . .        378.1         (12.1)         283.1         (14.6)         661.2          (26.7)
                                               ------        ------         ------        ------         ------         ------
Total debt securities. . . . . . . . . .        470.1         (18.7)         337.9         (20.4)         808.0          (39.1)
Common stocks. . . . . . . . . . . . . .           --            --            2.3            --            2.3             --
                                               ------        ------         ------        ------         ------         ------
Total. . . . . . . . . . . . . . . . . .       $470.1        $(18.7)        $340.2        $(20.4)        $810.3         $(39.1)
                                               ======        ======         ======        ======         ======         ======


The table above shows the Company's securities that were in a loss position at December 31, 2003 for more than one year and less than one year. Gross unrealized losses consist of a hedging adjustment, the impact of interest rates on the non hedged portion of the portfolio, and the impact of creditworthiness. Unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $39.1 million excluding basis adjustments related to hedging relationships. Of this total, $20.4 million are due to securities that have had various amounts of unrealized loss for more than twelve months. Of the total unrealized losses, $20.1 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds. The gross unrealized losses on below investment grade fixed maturity securities declined to $19.1 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening. Although the gross unrealized losses on below investment grade fixed maturity securities are approximately 50% of the total unrealized losses, they only represent 1.4% of the total carrying value of fixed maturity securities with gross unrealized losses.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                                       BALANCE AT                          BALANCE AT
                                                       BEGINNING                             END OF
                                                        OF YEAR    ADDITIONS  DEDUCTIONS      YEAR
                                                       ----------  ---------  ----------  ------------
                                                                       (IN MILLIONS)
Year ended December 31, 2003
 Mortgage loans on real estate . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
 Real estate to be disposed of . . . . . . . . . . .        --         --          --           --
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $2.9       $0.2        $0.6         $2.5
                                                          ====       ====        ====         ====
Year ended December 31, 2002
 Mortgage loans on real estate . . . . . . . . . . .      $5.5         --        $2.6         $2.9
 Real estate to be disposed of . . . . . . . . . . .       0.8         --         0.8            -
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                                          ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate . . . . . . . . . . .      $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of . . . . . . . . . . .       0.7        0.1          --          0.8
                                                          ----       ----        ----         ----
 Total . . . . . . . . . . . . . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                                          ====       ====        ====         ====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 3 -- INVESTMENTS -- (CONTINUED)

At December 31, 2003 and 2002 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31,
                                                                -------------
                                                                 2003    2002
                                                                ------  -------
                                                                (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses . . . . . . . . . . . . . . . . . . . . . . . . . . .    0.8        --
Provision for losses. . . . . . . . . . . . . . . . . . . . .   (0.2)       --
                                                                ----
Net impaired mortgage loans on real estate. . . . . . . . . .    0.6        --
                                                                ====


The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Average recorded investment in impaired loans . .    $0.4     $1.2      $3.3
Interest income recognized on impaired loans. . .      --       --       0.5


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $11.9 million as of December 31, 2003 and
$3.5 million as of December 31, 2002.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                -------------------------
                                                                                 2003     2002      2001
                                                                                -------  -------  ---------
                                                                                      (IN MILLIONS)
Expected. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $0.5     $0.3      $0.4
Actual. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.4      0.2       0.4


At December 31, 2003, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                                                                CARRYING AMOUNT  GEOGRAPHIC               CARRYING AMOUNT
PROPERTY TYPE                                                    (IN MILLIONS)   CONCENTRATION             (IN MILLIONS)
--------------------------------------------------------------  ---------------  ----------------------  -----------------
Apartments. . . . . . . . . . . . . . . . . . . . . . . . . .       $102.6       East North Central. .        $ 94.7
Hotels. . . . . . . . . . . . . . . . . . . . . . . . . . . .         24.0       East South Central. .          34.7
Industrial. . . . . . . . . . . . . . . . . . . . . . . . . .        131.8       Middle Atlantic . . .          63.6
Office buildings. . . . . . . . . . . . . . . . . . . . . . .        173.5       Mountain. . . . . . .          55.3
Retail. . . . . . . . . . . . . . . . . . . . . . . . . . . .        150.8       New England . . . . .          75.0
Mixed Use . . . . . . . . . . . . . . . . . . . . . . . . . .         55.4       Pacific . . . . . . .         207.4
Agricultural. . . . . . . . . . . . . . . . . . . . . . . . .        224.6       South Atlantic. . . .         234.0
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22.8       West North Central. .          26.3
                                                                                 West South Central. .          89.7
                                                                                 Canada/Other. . . . .           4.8
Allowance for losses. . . . . . . . . . . . . . . . . . . . .         (2.5)      Allowance for losses.          (2.5)
                                                                    ------                                    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $883.0       Total . . . . . . . .        $883.0
                                                                    ======                                    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2003 and 2002 was $6.3 million and $6.4 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2003 and 2002 was $63.1 million and $45.8 million and appears on the consolidated balance sheet in other liabilities.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

In 2003 and 2002, the Company recognized net loss of $4.0 million and a net gain of $0.9 million, respectively, related to the ineffective portion of its fair value hedges, and no net gain for either period, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2003, all of the Company's hedged firm commitments qualified as fair value hedges.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS -- (CONTINUED)

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreeements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

NOTE 5 -- INCOME TAXES

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                     ------------------------
                                                      2003    2002       2001
                                                     ------  --------  --------
                                                          (IN MILLIONS)
Current taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .   $25.2   $ (9.8)    $30.1
 Foreign . . . . . . . . . . . . . . . . . . . . .     0.2     (0.2)       --
                                                     -----   ------     -----
                                                      25.4    (10.0)     30.1
Deferred taxes:
 Federal . . . . . . . . . . . . . . . . . . . . .    30.4     68.4      32.1
                                                     -----   ------     -----
Total income taxes . . . . . . . . . . . . . . . .   $55.8   $ 58.4     $62.2
                                                     =====   ======     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5 -- INCOME TAXES -- (CONTINUED)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                     2003     2002      2001
                                                    -------  -------  ---------
                                                          (IN MILLIONS)
Tax at 35%. . . . . . . . . . . . . . . . . . . .   $59.5    $60.6     $73.0
Add (deduct):
 Equity base tax. . . . . . . . . . . . . . . . .      --       --      (9.0)
 Prior years taxes. . . . . . . . . . . . . . . .     1.2      2.2       2.1
 Tax credits. . . . . . . . . . . . . . . . . . .    (1.5)    (0.8)     (0.4)
 Foreign taxes. . . . . . . . . . . . . . . . . .     0.2      0.2        --
 Tax exempt investment income . . . . . . . . . .    (0.3)    (3.6)     (5.6)
 Other. . . . . . . . . . . . . . . . . . . . . .    (3.3)    (0.2)      2.1
                                                    -----    -----     -----
  Total income taxes. . . . . . . . . . . . . . .   $55.8    $58.4     $62.2
                                                    =====    =====     =====


The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                DECEMBER 31,
                                                               --------------
                                                                2003     2002
                                                               ------  --------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
Policy reserve adjustments . . . . . . . . . . . . . . . . .   $210.5   $250.0
Other employee benefits. . . . . . . . . . . . . . . . . . .     25.5     20.2
Book over tax basis of investments . . . . . . . . . . . . .     12.0     12.0
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .     12.1       --
                                                               ------   ------
 Total deferred tax assets . . . . . . . . . . . . . . . . .    260.1    282.2
                                                               ------   ------
DEFERRED TAX LIABILITIES:
Deferred policy acquisition costs. . . . . . . . . . . . . .    405.2    419.5
Depreciation . . . . . . . . . . . . . . . . . . . . . . . .      2.3      2.1
Basis in partnerships. . . . . . . . . . . . . . . . . . . .      0.1       --
Market discount on bonds . . . . . . . . . . . . . . . . . .      2.1      2.9
Lease income . . . . . . . . . . . . . . . . . . . . . . . .    102.9     71.5
Unrealized gains . . . . . . . . . . . . . . . . . . . . . .     42.3     12.8
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .       --     10.6
                                                               ------   ------
 Total deferred tax liabilities. . . . . . . . . . . . . . .    554.9    519.4
                                                               ------   ------
 Net deferred tax liabilities. . . . . . . . . . . . . . . .   $294.8   $237.2
                                                               ======   ======


The Company made income tax payments of $17.7 million and $27.2 million in 2003 and 2002, respectively and received an income tax refund of $32.4 million in 2001.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6 -- REINSURANCE

The effect of reinsurance on premiums written and earned was as follows:

                                                                              2003               2002               2001
                                                                        ----------------   ----------------   ----------------
                                                                                 PREMIUMS           PREMIUMS            PREMIUMS
                                                                        WRITTEN   EARNED   WRITTEN   EARNED   WRITTEN    EARNED
                                                                        -------  --------  -------  --------  -------  ----------
                                                                                             (IN MILLIONS)
Life Insurance:
Direct. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $160.2   $160.2    $105.3   $105.3    $ 82.0    $ 82.0
Ceded . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (93.0)   (93.0)    (46.8)   (46.8)    (21.9)    (21.9)
                                                                        ------   ------    ------   ------    ------    ------
Net life insurance premiums . . . . . . . . . . . . . . . . . . . . .   $ 67.2   $ 67.2    $ 58.5   $ 58.5    $ 60.1    $ 60.1
                                                                        ======   ======    ======   ======    ======    ======


For the year ended December 31, 2003, 2002 and 2001, benefits to policyholders under life ceded reinsurance contracts were $8.5 million, $7.9 million and $3.8 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements, refer to Note 2 -- Related Party Transactions.

NOTE 7 -- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $55.3 million, $58.7 million, $8.2 million and $101.7 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $229.7 million at December 31, 2003. The majority of these commitments expire in 2004.

CONTINGENCIES

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $0.7 million and $2.7 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7 -- COMMITMENTS AND CONTINGENCIES -- (CONTINUED)

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

NOTE 8 -- SHAREHOLDER'S EQUITY

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)
                                                              -----------------
Balance at January 1, 2001. . . . . . . . . . . . . . . . .        $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $7.2 million) . . . . . . . . . . . . . . . . .          11.8
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $1.1 million) . .. . . .           2.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax
 benefit of $3.2 million) . . . . . . . . . . . . . . . . .          (6.0)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           7.9
Change in accounting principle. . . . . . . . . . . . . . .           7.2
                                                                   ------
Balance at December 31, 2001. . . . . . . . . . . . . . . .        $ 12.9
                                                                   ======
Balance at January 1, 2002. . . . . . . . . . . . . . . . .        $ 12.9
Gross unrealized gains (losses) (net of deferred income tax
 benefit of $12.9 million). . . . . . . . . . . . . . . . .          21.4
Reclassification adjustment for gains (losses), realized in
 net income (net of tax benefit of $0.2 million). . . . . .          (0.4)
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax
 benefit of $6.7 million) . . . . . . . . . . . . . . . . .         (12.5)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .           8.5
                                                                   ------
Balance at December 31, 2002. . . . . . . . . . . . . . . .        $ 21.4
                                                                   ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

                                                                 ACCUMULATED
                                                                    OTHER
                                                                COMPREHENSIVE
                                                               INCOME (LOSSES)
                                                              -----------------
                                                                (IN MILLIONS)
                                                              -----------------
Balance at January 1, 2003. . . . . . . . . . . . . . . . .        $ 21.4
Gross unrealized gains (losses) (net of deferred income tax
 expense of $27.4 million). . . . . . . . . . . . . . . . .          52.2
Reclassification adjustment for gains (losses), realized in
 net income (net of tax expense of $10.3 million) . . . . .          19.1
Adjustment to deferred policy acquisition costs and present
 value of future profits (net of deferred income tax benefit
 of $8.2  million). . . . . . . . . . . . . . . . . . . . .         (15.1)
                                                                   ------
Net unrealized gains (losses) . . . . . . . . . . . . . . .          56.2
                                                                   ------
Balance at December 31, 2003. . . . . . . . . . . . . . . .        $ 77.6
                                                                   ======


Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                         2003     2002      2001
                                                                        -------  -------  ---------
                                                                             (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
  Fixed maturities. . . . . . . . . . . . . . . . . . . . . . . . . .   $165.4   $ 62.0    $ 20.6
  Equity investments. . . . . . . . . . . . . . . . . . . . . . . . .      2.1      0.8       1.0
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.9     (2.4)      5.2
                                                                        ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    169.4     60.4      26.8
Amounts of unrealized investment (gains) losses attributable to:
 Deferred policy acquisition cost and present value of future profits    (49.5)   (26.2)     (7.1)
 Deferred federal income taxes. . . . . . . . . . . . . . . . . . . .    (42.3)   (12.8)     (6.8)
                                                                        ------   ------    ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (91.8)   (39.0)    (13.9)
                                                                        ------   ------    ------
Net unrealized investment gains (losses)                                $ 77.6   $ 21.4    $ 12.9
                                                                        ======   ======    ======


(c) Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 -- SHAREHOLDER'S EQUITY -- (CONTINUED)

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principal balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining balance of these securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There were no other permitted practices.

Statutory net income and surplus include the accounts of the Company.

                                                                      2003    2002     2001
                                                                     ------  ------  --------
                                                                         (IN MILLIONS)
Statutory net income . . . . . . . . . . . . . . . . . . . . . . .   $ 82.1  $ 52.7   $  4.0
Statutory surplus. . . . . . . . . . . . . . . . . . . . . . . . .    669.4   589.6    561.0


Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

NOTE 9 -- SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

ASSET GATHERING SEGMENT. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                        ASSET
YEAR ENDED DECEMBER 31, 2003              PROTECTION  GATHERING   CONSOLIDATED
----------------------------------------  ----------  ---------  --------------
                                                     (IN MILLIONS)
REVENUES:
Revenue from external customers . . . .   $   408.8   $   26.3     $   435.1
Net investment income . . . . . . . . .       302.8       13.5         316.3
                                          ---------   --------     ---------
Segment revenues. . . . . . . . . . . .       711.6       39.8         751.4
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (27.0)       2.2         (24.8)
                                          ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . .       684.6       42.0         726.6
                                          =========   ========     =========
NET INCOME:
Segment after-tax operating income. . .       128.8        1.5         130.3
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (17.5)       1.4         (16.1)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . .        (6.2)      (0.3)         (6.5)
                                          ---------   --------     ---------
Net income. . . . . . . . . . . . . . .       105.1        2.6         107.7
                                          =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . .         8.6        0.2           8.8
Carrying value of investments accounted
 for by the equity method . . . . . . .       103.1        7.4         110.5
Amortization of deferred policy
 acquisition costs. . . . . . . . . . .        90.1       14.7         104.8
Income tax expense. . . . . . . . . . .        55.3        0.5          55.8
Segment assets. . . . . . . . . . . . .    12,256.6    1,638.8      13,895.4
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . .       (34.0)       3.8         (30.2)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . .         7.0       (1.6)          5.4
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization
 of deferred policy acquisition
 costs -- per consolidated financial
 statements.                                  (27.0)       2.2         (24.8)
Less income tax effect. . . . . . . . .         9.5       (0.8)          8.7
                                          ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment
 made to calculate segment operating
 income. . . . .  . . . . . . . . . . .   $   (17.5)  $    1.4     $   (16.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                          ASSET
YEAR ENDED DECEMBER 31, 2002                PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------  ----------  ---------  --------------
                                                       (IN MILLIONS)
REVENUES:
Revenue from external customers . . . . .   $   384.2   $   31.6     $   415.8
Net investment income . . . . . . . . . .       266.8        3.3         270.1
                                            ---------   --------     ---------
Segment revenues. . . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                            ---------   --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                            =========   ========     =========
NET INCOME:
Segment after-tax operating income. . . .       140.2       (8.1)        132.1
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
Class action lawsuit. . . . . . . . . . .        (4.5)        --          (4.5)
Restructuring charges . . . . . . . . . .         0.3         --           0.3
                                            ---------   --------     ---------
Net income. . . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                            =========   ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $     4.2   $     --     $     4.2
Carrying value of investments accounted
 for by the equity method . . . . . . . .        50.1        1.7          51.8
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .        28.8       31.2          60.0
Income tax expense. . . . . . . . . . . .        65.3       (6.9)         58.4
Segment assets. . . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .         7.5         --           7.5
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net of related amortization
 of deferred policy acquisition costs --
 per consolidated financial
 statements . . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
Less income tax effect. . . . . . . . . .         7.5        0.2           7.7
                                            ---------   --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (12.9)  $   (0.2)    $   (13.1)
                                            =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 -- SEGMENT INFORMATION -- (CONTINUED)

                                                          ASSET
YEAR ENDED DECEMBER 31, 2001                PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------  ----------  ---------  --------------
                                                       (IN MILLIONS)
REVENUES:
Revenues from external customers. . . . .   $  385.1    $   64.4     $   449.5
Net investment income . . . . . . . . . .      229.2        (2.2)        227.0
                                            --------    --------     ---------
Segment revenues. . . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                            --------    --------     ---------
Revenues. . . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                            ========    ========     =========
NET INCOME:
Segment after-tax operating income. . . .   $  130.0    $   22.2     $   152.2
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .       (5.6)         --          (5.6)
Surplus tax . . . . . . . . . . . . . . .        9.1          --           9.1
Class action lawsuit. . . . . . . . . . .       (9.2)         --          (9.2)
Cumulative effect of accounting change,
 net of tax . . . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                            --------    --------     ---------
Net income. . . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                            ========    ========     =========
SUPPLEMENTAL INFORMATION:
Equity in net income of investees
 accounted for by the equity method . . .   $    2.7          --     $     2.7
Carrying value of investments accounted
 for by the equity method . . . . . . . .       27.7          --          27.7
Amortization of deferred policy
 acquisition costs. . . . . . . . . . . .       46.6    $   20.5          67.1
Income tax expense. . . . . . . . . . . .       54.8         7.4          62.2
Segment assets. . . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
Net realized investment and other gains
 (losses) . . . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
Less amortization of deferred policy
 acquisition costs related to net
 realized investment and other gains
 (losses) . . .  . .  .  .  . . . . . . .        1.5          --           1.5
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net of related amortization of
 deferred policy acquisition costs -- per
 consolidated financial statements. . . .       (9.0)         --          (9.0)
Less income tax effect. . . . . . . . . .        3.4          --           3.4
                                            --------    --------     ---------
Net realized investment and other gains
 (losses), net-after-tax adjustment made
 to calculate segment operating income. .   $   (5.6)         --     $    (5.6)
                                            ========    ========     =========


The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

  The fair value for equity securities is based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 10 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the outstanding commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                    DECEMBER 31,
                                       --------------------------------------
                                              2003                2002
                                       ------------------  ------------------
                                       CARRYING    FAIR    CARRYING     FAIR
                                        VALUE     VALUE     VALUE      VALUE
                                       --------  --------  --------  ----------
                                                   (IN MILLIONS)
ASSETS:
Fixed maturities:
 Held-to-maturity. . . . . . . . . .   $   78.7  $   78.8  $   83.8   $   83.3
 Available-for-sale. . . . . . . . .    3,786.9   3,786.9   3,011.3    3,011.3
Equity securities:
 Available-for-sale. . . . . . . . .       41.7      41.7      11.9       11.9
Mortgage loans on real estate. . . .      883.0     943.4     668.4      718.8
Policy loans . . . . . . . . . . . .      370.9     370.9     359.4      359.4
Short-term investments . . . . . . .       10.1      10.1       0.1        0.1
Cash and cash equivalents. . . . . .       67.7      67.7     202.9      202.9
Derivatives:
 Interest rate swap agreements . . .        4.4       4.4       3.7        3.7
 Interest rate cap agreements. . . .        1.1       1.1       1.4        1.4
 Interest rate floor agreements. . .       12.6      12.6      14.2       14.2
 Equity collar agreements. . . . . .        0.1       0.1       0.3        0.3
LIABILITIES:
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . . .   $  276.6  $  281.1  $  203.6   $  186.7
Derivatives:
 Interest rate swap agreements . . .       54.8      54.8      59.0       59.0
Commitments. . . . . . . . . . . . .         --     229.7        --       93.3

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                                                ACCUMULATED
                                                             GROSS CARRYING    AMORTIZATION       NET CARRYING
                                                                AMOUNT       AND OTHER CHANGES      AMOUNT
                                                            ---------------  -----------------  ---------------
                                                                              (IN MILLIONS)
DECEMBER 31, 2003
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .        $25.0            $(22.7)            $2.3
DECEMBER 31, 2002
Amortizable intangible assets:
 VOBA . . . . . . . . . . . . . . . . . . . . . . . . . .         25.0             (19.0)             6.0



                                            FOR THE YEARS ENDED DECEMBER 31,
                                           ---------------------------------
                                              2003        2002         2001
                                           ----------  ----------  ------------
                                                     (IN MILLIONS)
AGGREGATE AMORTIZATION EXPENSE
VOBA amortization, net of tax of $0.3
 million,  $0.4 million and $0.6 million      $0.6        $0.7         $1.0




                                                                                   TAX EFFECT     NET EXPENSE
                                                                                  -------------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE FOR THE YEARS ENDED DECEMBER 31,        (IN MILLIONS)
2004. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2005. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2006. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4
2008. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             0.2           0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 -- VALUE OF BUSINESS ACQUIRED -- (CONTINUED)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:                                                    --
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====



                                                        ASSET
                                          PROTECTION  GATHERING   CONSOLIDATED
                                          ----------  ---------  --------------
                                                     (IN MILLIONS)
VOBA balance at January 1, 2003 . . . .     $ 6.0         --         $ 6.0
Amortization and other changes during
 2003:                                                    --
Amortization. . . . . . . . . . . . . .      (0.9)        --          (0.9)
Adjustment to unrealized gains on
 securities available-for-sale. . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2003 . . .     $ 2.3         --         $ 2.3
                                            =====         =          =====

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




To the Policyholders of
John Hancock Variable Life Account S of
 John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas (SC), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Investors Growth, MFS Research Series IC, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 2003


                           LARGE                                 EMERGING
                            CAP       FUNDAMENTAL    ACTIVE       MARKETS     FINANCIAL
                           GROWTH       GROWTH        BOND        EQUITY      INDUSTRIES
                         SUBACCOUT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  -----------  -----------  -----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value .  $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
  Outside Trust, at
   value . . . . . . .            --          --            --           --          --
                        ------------  ----------   -----------  -----------    --------
Total Assets . . . . .  $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
NET ASSETS:
Contracts in
 accumulation  . . . .  $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ------------  ----------   -----------  -----------    --------
Total net assets . . .  $105,557,133  $1,450,792   $73,207,501  $18,311,155    $606,579
                        ============  ==========   ===========  ===========    ========
Units outstanding  . .     5,149,639     199,811     3,600,381    1,704,956      53,736
                        ============  ==========   ===========  ===========    ========
Unit value (in
 accumulation) . . . .  $      20.50  $     7.26   $     20.33  $     10.74    $  11.29
                        ============  ==========   ===========  ===========    ========



                        INTERNATIONAL     SMALL
                           EQUITY          CAP        HEALTH     OVERSEAS     EARNINGS
                            INDEX        GROWTH      SCIENCES     EQUITY       GROWTH
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -------------  -----------  ----------  ----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value .   $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
  Outside Trust, at
   value . . . . . . .            --            --          --          --            --
                         -----------   -----------  ----------  ----------   -----------
Total Assets . . . . .   $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
NET ASSETS:
Contracts in
 accumulation  . . . .   $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         -----------   -----------  ----------  ----------   -----------
Total net assets . . .   $44,617,711   $31,030,468  $2,296,599  $8,302,993   $35,868,404
                         ===========   ===========  ==========  ==========   ===========
Units outstanding  . .     3,105,455     2,291,067     222,953     563,169     2,917,248
                         ===========   ===========  ==========  ==========   ===========
Unit value (in
 accumulation) . . . .   $     14.37   $     13.54  $    10.30  $    14.74   $     12.30
                         ===========   ===========  ==========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                                       LARGE      LARGE CAP
                         MID CAP        CAP         VALUE     FUNDAMENTAL      MONEY
                          VALUE        VALUE         CORE        VALUE         MARKET
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                        ----------  ------------  ----------  -----------  --------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
  Outside Trust, at
   value . . . . . . .          --            --          --           --             --
                        ----------  ------------  ----------  -----------   ------------
Total Assets . . . . .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
NET ASSETS:
Contracts in
 accumulation  . . . .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ----------  ------------  ----------  -----------   ------------
Total net assets . . .  $7,826,697  $128,199,074  $5,354,269  $32,279,712   $224,001,666
                        ==========  ============  ==========  ===========   ============
Units outstanding  . .     572,396     6,515,929     517,429    3,170,458     16,166,195
                        ==========  ============  ==========  ===========   ============
Unit value (in
 accumulation) . . . .  $    13.67  $      19.67  $    10.35  $     10.18   $      13.86
                        ==========  ============  ==========  ===========   ============



                         SMALL/MID                  LARGE
                            CAP         BOND         CAP       SMALL/MID     SMALL CAP
                          GROWTH        INDEX      GROWTH B    CAP CORE        VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
  Variable Series
   Trust I, at value .  $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
  Outside Trust, at
   value . . . . . . .           --           --          --           --            --
                        -----------  -----------  ----------  -----------   -----------
Total Assets . . . . .  $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
NET ASSETS:
Contracts in
 accumulation  . . . .  $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        -----------  -----------  ----------  -----------   -----------
Total net assets . . .  $42,973,778  $56,219,259  $3,026,311  $40,754,447   $50,879,705
                        ===========  ===========  ==========  ===========   ===========
Units outstanding  . .    2,167,472    3,959,604     450,211    2,931,984     3,406,357
                        ===========  ===========  ==========  ===========   ===========
Unit value (in
 accumulation) . . . .  $     19.83  $     14.20  $     6.72  $     13.90   $     14.94
                        ===========  ===========  ==========  ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                           REAL                                    TOTAL
                          ESTATE       GROWTH &                    RETURN     SHORT-TERM
                          EQUITY        INCOME       MANAGED        BOND         BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  ------------  ------------  ----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
  Outside Trust, at
   value . . . . . . .           --            --            --          --            --
                        -----------  ------------  ------------  ----------   -----------
Total Assets . . . . .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
NET ASSETS:
Contracts in
 accumulation  . . . .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        -----------  ------------  ------------  ----------   -----------
Total net assets . . .  $29,311,734  $137,957,623  $126,981,087  $6,722,197   $57,271,651
                        ===========  ============  ============  ==========   ===========
Units outstanding  . .    1,034,584     6,073,982     4,069,197     659,225     3,535,438
                        ===========  ============  ============  ==========   ===========
Unit value (in
 accumulation) . . . .  $     28.33  $      22.71  $      31.21  $    10.20   $     16.20
                        ===========  ============  ============  ==========   ===========



                         SMALL CAP
                         EMERGING    INTERNATIONAL     EQUITY     HIGH YIELD      GLOBAL
                          GROWTH     OPPORTUNITIES     INDEX         BOND          BOND
                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -------------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
  Outside Trust, at
   value . . . . . . .           --            --             --           --            --
                        -----------   -----------   ------------  -----------   -----------
Total Assets . . . . .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
NET ASSETS:
Contracts in
 accumulation  . . . .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        -----------   -----------   ------------  -----------   -----------
Total net assets . . .  $36,514,821   $42,107,038   $296,897,155  $23,623,592   $23,968,123
                        ===========   ===========   ============  ===========   ===========
Units outstanding  . .    3,223,829     3,589,916     16,779,865    2,316,918     1,308,518
                        ===========   ===========   ============  ===========   ===========
Unit value (in
 accumulation) . . . .  $     11.33   $     11.73   $      17.69  $     10.20   $     18.32
                        ===========   ===========   ============  ===========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                             BRANDES       TURNER       FRONTIER       BUSINESS      AIM V.I.
                          INTERNATIONAL     CORE        CAPITAL     OPPORTUNITIES    PREMIER
                             EQUITY        GROWTH     APPRECIATION      VALUE         EQUITY
                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                          -------------  -----------  ------------  -------------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value  . .           --            --           --            --             --
  Outside Trust, at
   value . . . .  . . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                           -----------   -----------  -----------    ----------     ----------
Total Assets. . . . . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                           ===========   ===========  ===========    ==========     ==========
NET ASSETS:
Contracts in
 accumulation . . . . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                           -----------   -----------  -----------    ----------     ----------
Total net assets. . . . .  $75,587,991   $31,065,017  $56,964,435    $2,798,736     $2,588,344
                           ===========   ===========  ===========    ==========     ==========
Units outstanding . . . .    3,927,662     1,783,647    2,323,728       275,273        261,213
                           ===========   ===========  ===========    ==========     ==========
Unit value (in
 accumulation). . . . . .  $     19.25   $     17.42  $     24.51    $    10.17     $     9.91
                           ===========   ===========  ===========    ==========     ==========



                            AIM V.I.
                            CAPITAL                                                      JANUS ASPEN
                          DEVELOPMENT  FIDELITY VIP  FIDELITY VIP II   FIDELITY VIP II     GLOBAL
                            SERIES        GROWTH        CONTRAFUND      OVERSEAS (SC)    TECHNOLOGY
                          SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                          -----------  ------------  ----------------  ---------------  -------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value  . .        --             --              --               --              --
  Outside Trust, at
   value  . . . . . . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                           --------    -----------     -----------       ----------      ----------
Total Assets. . . . . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                           ========    ===========     ===========       ==========      ==========
NET ASSETS:
Contracts in
 accumulation . . . . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                           --------    -----------     -----------       ----------      ----------
Total net assets. . . . .  $358,025    $11,417,097     $26,131,224       $1,053,972      $1,517,422
                           ========    ===========     ===========       ==========      ==========
Units outstanding . . . .    35,341        776,980       1,807,728           69,065         416,541
                           ========    ===========     ===========       ==========      ==========
Unit value (in
 accumulation). . . . . .  $  10.13    $     14.69     $     14.46       $    15.26      $     3.64
                           ========    ===========     ===========       ==========      ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


                          JANUS
                          ASPEN       MFS NEW       MFS         MFS
                        WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                          GROWTH      SERIES       GROWTH    SERIES IC      EQUITY
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  -----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of:
  John Hancock
   Variable Series
   Trust I, at value.           --           --          --         --          --
  Outside Trust, at
   value .  . . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total Assets. . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
NET ASSETS:
Contracts in
 accumulation . . . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ----------  -----------  ----------   --------     -------
Total net assets. . .   $3,226,360  $11,729,814  $2,345,595   $226,244     $80,758
                        ==========  ===========  ==========   ========     =======
Units outstanding . .      546,498    1,237,879     276,080     15,403       6,495
                        ==========  ===========  ==========   ========     =======
Unit value (in
 accumulation). . . .   $     5.90  $      9.48  $     8.50   $  14.69     $ 12.43
                        ==========  ===========  ==========   ========     =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                            STATEMENT OF OPERATIONS


                               DECEMBER 31, 2003





                             LARGE                                   EMERGING
                              CAP        FUNDAMENTAL    ACTIVE       MARKETS      FINANCIAL
                             GROWTH        GROWTH        BOND         EQUITY     INDUSTRIES
                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                          -------------  -----------  ------------  ----------  -------------
Investment Income:
 Distributions
  received from the net
  investment income
  of the underlying
  portfolio . . . . .     $    483,479    $     --    $ 3,261,437   $  216,706    $  6,705
                          ------------    --------    -----------   ----------    --------
Total investment
 income . . . . . . .          483,479          --      3,261,437      216,706       6,705
Expenses:
 Mortality & expense
  risk. . . . . . . .          213,393       2,796        112,318       25,417         898
                          ------------    --------    -----------   ----------    --------
Net investment income
 (loss) . . . . . . .          270,086      (2,796)     3,149,119      191,289       5,807
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .      (19,176,158)     44,758        955,602      739,013       7,636
  Distributions
  received from
  realized capital
  gains of the
  underlying
  portfolio . . . . .          141,182     118,261      1,816,450      634,949       1,083
                          ------------    --------    -----------   ----------    --------
Realized gains
 (losses) . . . . . .      (19,034,976)    163,019      2,772,052    1,373,962       8,719
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .       40,182,443     308,423     (1,419,934)   4,389,813      86,713
                          ------------    --------    -----------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .     $ 21,417,553    $468,646    $ 4,501,237   $5,955,064    $101,239
                          ============    ========    ===========   ==========    ========


                          INTERNATIONAL     SMALL
                             EQUITY          CAP         HEALTH     OVERSEAS     EARNINGS
                              INDEX        GROWTH       SCIENCES     EQUITY       GROWTH
                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                          -------------  ------------  ----------  ----------  --------------
Investment Income:
 Distributions
  received from the net
  investment income
  of the underlying
  portfolio . . . . .     $   949,642    $        --   $  4,732    $  265,114   $    19,824
                          -----------    -----------   --------    ----------   -----------
Total investment
 income . . . . . . .         949,642             --      4,732       265,114        19,824
Expenses:
 Mortality & expense
  risk. . . . . . . .          74,364         64,816      2,956        17,051        79,577
                          -----------    -----------   --------    ----------   -----------
Net investment income
 (loss) . . . . . . .         875,278        (64,816)     1,776       248,063       (59,753)
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .      (1,009,356)    (2,147,497)   (13,768)      161,939    (6,263,495)
  Distributions
  received from
  realized capital
  gain of the
  underlying
  portfolio . . . . .         275,332        429,866     47,556       187,035       561,908
                          -----------    -----------   --------    ----------   -----------
Realized gains
 (losses) . . . . . .        (734,024)    (1,717,631)    33,788       348,974    (5,701,587)
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .      14,131,864      8,976,914    373,349     1,295,568    13,140,170
                          -----------    -----------   --------    ----------   -----------
Net increase in net
 assets resulting from
 operations . . . . .     $14,273,118    $ 7,194,467   $408,913    $1,892,605   $ 7,378,830
                          ===========    ===========   ========    ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                           MID CAP VALUE
                             SUBACCOUNT                      LARGE
                            PERIOD FROM        LARGE          CAP
                           MAY 1, 2003(*)       CAP          VALUE     FUNDAMENTAL      MONEY
                          TO DECEMBER 31,      VALUE         CORE         VALUE         MARKET
                                2003        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                          ----------------  ------------  -----------  ------------  ------------
Investment Income:
 Distributions
   received from the net
   investment income of
   the underlying
   portfolio . .. . . . .     $  9,560      $ 2,016,844   $   56,028   $   422,692    $2,593,780
                              --------      -----------   ----------   -----------    ----------
Total investment
 income . . . . . . . . .        9,560        2,016,844       56,028       422,692     2,593,780
Expenses:
 Mortality & expense
  risk. . . . . . . . . .          477          151,098        4,609        72,701       276,212
                              --------      -----------   ----------   -----------    ----------
Net investment income            9,083        1,865,746       51,419       349,991     2,317,568
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .       31,323       (3,263,559)     (23,957)   (1,429,196)           --
  Distributions
   received from
   realized capital
   gains of the
   underlying
   portfolio . . . . .. .      241,277        1,775,383      173,542        31,771            --
                              --------      -----------   ----------   -----------    ----------
Realized gains
 (losses) . . . . . . . .      272,600       (1,488,176)     149,585    (1,397,425)           --
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .      546,210       25,249,562      885,494     8,589,623            --
                              --------      -----------   ----------   -----------    ----------
Net increase in net
 assets resulting from
 operations . . . . . . .     $827,893      $25,627,132   $1,086,498   $ 7,542,189    $2,317,568
                              ========      ===========   ==========   ===========    ==========


                           SMALL/MID       BOND       LARGE CAP    SMALL/MID     SMALL CAP
                          CAP GROWTH       INDEX       GROWTH B    CAP CORE        VALUE
                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                          ------------  ------------  ----------  -----------  -------------
Investment Income:
 Distributions
   received from the net
   investment income
   of the underlying
   portfolio  . . . . . . $        --   $ 2,756,710   $      --   $   136,852   $   252,432
                          -----------   -----------   ---------   -----------   -----------
Total investment
 income . . . . . . . . .          --     2,756,710          --       136,852       252,432
Expenses:
 Mortality & expense
  risk. . . . . . . . . .      56,087        62,844       2,288        35,468        37,379
                          -----------   -----------   ---------   -----------   -----------
Net investment income
 (loss) . . . . . . .         (56,087)    2,693,866      (2,288)      101,384       215,053
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .     (65,884)      725,817    (274,135)       79,845       385,489
  Distributions
   received from
   realized capital
   gains of the underlying
   portfolio . .  . . . .   2,777,295       247,517     392,561     3,351,041     1,904,310
                          -----------   -----------   ---------   -----------   -----------
Realized gains. . . .       2,711,411       973,334     118,426     3,430,886     2,289,799
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .  10,132,667    (1,818,040)    515,948     8,521,567     9,889,844
                          -----------   -----------   ---------   -----------   -----------
Net increase in net
 assets resulting from
 operations . . . . . . . $12,787,991   $ 1,849,160   $ 632,086   $12,053,837   $12,394,696
                          ===========   ===========   =========   ===========   ===========



(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                                                                    TOTAL RETURN BOND
                                                                       SUBACCOUNT
                              REAL                                     PERIOD FROM
                             ESTATE      GROWTH &                    MAY 1, 2003(*)     SHORT-TERM
                             EQUITY       INCOME        MANAGED      TO DECEMBER 31,       BOND
                           SUBACCOUNT   SUBACCOUNT    SUBACCOUNT          2003          SUBACCOUNT
                           ----------  -------------  ------------  -----------------  -------------
Investment Income:
 Distributions
  received from the net
  investment income of
  the underlying
  portfolio . . . . . . .  $1,223,849  $  1,228,319   $ 3,996,043       $31,073         $1,857,677
                           ----------  ------------   -----------       -------         ----------
Total investment
 income . . . . . . . . .   1,223,849     1,228,319     3,996,043        31,073          1,857,677
Expenses:
 Mortality & expense
  risk. . . . . . . . . .      43,911       425,394       559,002           461             76,719
                           ----------  ------------   -----------       -------         ----------
Net investment income . .   1,179,938       802,925     3,437,041        30,612          1,780,958
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .      10,565   (16,445,257)   (5,363,585)       (2,781)           232,006
  Distributions
   received from
   realized capital
   gains of the
   underlying portfolio .     819,953       661,563       531,884        27,871                 --
                           ----------  ------------   -----------       -------         ----------
Realized gains
 (losses) . . . . . . . .     830,518   (15,783,694)   (4,831,701)       25,090            232,006
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .   5,994,959    42,194,328    23,017,640        22,417           (744,427)
                           ----------  ------------   -----------       -------         ----------
Net increase in net
 assets resulting
 from operations . .  . .  $8,005,415  $ 27,213,559   $21,622,980       $78,119         $1,268,537
                           ==========  ============   ===========       =======         ==========


                            SMALL CAP
                            EMERGING     INTERNATIONAL     EQUITY      HIGH YIELD     GLOBAL
                             GROWTH      OPPORTUNITIES     INDEX          BOND         BOND
                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                           ------------  -------------  -------------  ----------  ------------
Investment Income:
 Distributions
  received from the net
  investment income
  of the underlying
  portfolio . . . . . . .  $    27,497   $   504,912    $  6,195,035   $1,438,291   $1,195,342
                           -----------   -----------    ------------   ----------   ----------
Total investment
 income . . . . . . . . .       27,497       504,912       6,195,035    1,438,291    1,195,342
Expenses:
 Mortality & expense
  risk. . . . . . . . . .       53,403        82,452         364,573       37,937       43,067
                           -----------   -----------    ------------   ----------   ----------
Net investment income
 (loss) . . . . . . . . .      (25,906)      422,460       5,830,462    1,400,354    1,152,275
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. . . .   (1,245,126)     (852,203)    (16,521,389)      28,942      718,554
  Distributions
  received from
  realized capital
  gains of the underlying
  portfolio . . . . . . .    4,894,125            --       1,411,441       60,598      422,730
                           -----------   -----------    ------------   ----------   ----------
Realized gains
 (losses) . . . . . . . .    3,648,999      (852,203)    (15,109,948)      89,540    1,141,284
Change in unrealized
 appreciation
 (depreciation)
 during the year. . . . .    8,251,266    10,673,193      72,853,821    1,664,579      755,398
                           -----------   -----------    ------------   ----------   ----------
Net increase in net
 assets resulting
 from operations .  . . .  $11,874,359   $10,243,450    $ 63,574,335   $3,154,473   $3,048,957
                           ===========   ===========    ============   ==========   ==========



(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                               BRANDES       TURNER        FRONTIER      BUSINESS       AIM V.I.
                            INTERNATIONAL     CORE         CAPITAL     OPPORTUNITIES    PREMIER
                               EQUITY        GROWTH      APPRECIATION      VALUE         EQUITY
                             SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                            -------------  ------------  ------------  -------------  ------------
Investment Income:
 Distributions
  received from the net
  investment income of
  the underlying
  portfolio . . . . . . .   $   686,914    $    60,806   $        --     $ 16,953      $   7,334
                            -----------    -----------   -----------     --------      ---------
Total investment
 income . . . . . . . . .       686,914         60,806            --       16,953          7,334
Expenses:
 Mortality & expense
  risk. . . . . . . . . .        28,692         12,077        19,370          826          4,062
                            -----------    -----------   -----------     --------      ---------
Net investment income
 (loss) . . . . . . . . .       658,222         48,729       (19,370)      16,127          3,272
Realized gain (loss)
 on investments:
 Realized (losses) on
  sale of portfolio
  shares. . . . . . . . .    (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
  Distributions
   received from
   realized capital
   gains  of the
   underlying
   portfolio  . . . . . .            --             --            --           --             --
                            -----------    -----------   -----------     --------      ---------
Realized (losses) . . . .    (4,001,190)    (4,187,975)   (2,664,720)     (18,989)      (220,006)
Change in unrealized
 appreciation
 (depreciation)
 during the year  . . . .    25,475,792     10,420,662    18,593,925      504,092        763,075
                            -----------    -----------   -----------     --------      ---------
Net increase in net
 assets resulting
 from operations .  . . .   $22,132,824    $ 6,281,416   $15,909,835     $501,230      $ 546,341
                            ===========    ===========   ===========     ========      =========


                                 AIM V.I.                                                        JANUS ASPEN
                                 CAPITAL        FIDELITY VIP II  FIDELITY VIP  FIDELITY VIP II     GLOBAL
                            DEVELOPMENT SERIES    CONTRAFUND        GROWTH      OVERSEAS (SC)    TECHNOLOGY
                                SUBACCOUNT        SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                            ------------------  ---------------  ------------  ---------------  -------------
Investment Income:
 Distributions
  received from the net
  investment income of
  the underlying
  portfolio . . . . . . .        $    --          $   55,294     $   14,576       $    703       $      --
                                 -------          ----------     ----------       --------       ---------
Total investment
 income . . . . . . . . .             --              55,294         14,576            703              --
Expenses:
 Mortality & expense
  risk  . . . . . . . . .            147              20,539          8,308          1,303           2,318
                                 -------          ----------     ----------       --------       ---------
Net investment income
 (loss) . . . . . . . . .           (147)             34,755          6,268           (600)         (2,318)
Realized gain (loss)
 on investments:
 Realized gains (losses)
  on sale of portfolio
  shares. . . . . . . . .           (740)            (11,434)      (409,481)        98,617        (157,406)
  Distributions
   received from
   realized capital
   gains of the
   underlying
   portfolio  . . . . . .             --                  --             --             --              --
                                 -------          ----------     ----------       --------       ---------
Realized gains
  (losses)  . . . . . . .           (740)            (11,434)      (409,481)        98,617        (157,406)
Change in unrealized
  appreciation
  (depreciation)
  during the year. . .  .         57,475           4,479,688      3,033,463        151,169         583,913
                                 -------          ----------     ----------       --------       ---------
Net increase in net
  assets resulting
  from operations . . . .        $56,588          $4,503,009     $2,630,250       $249,186       $ 424,189
                                 =======          ==========     ==========       ========       =========


See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003

                        JANUS ASPEN    MFS NEW       MFS         MFS
                         WORLDWIDE    DISCOVERY   INVESTORS    RESEARCH       CSI
                          GROWTH       SERIES       GROWTH    SERIES IC      EQUITY
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        -----------  -----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from the
  net investment
  income of the
  underlying
  portfolio . . . . .   $  23,822    $       --   $     --     $ 1,778      $   123
                        ---------    ----------   --------     -------      -------
Total investment
 income . . . . . . .      23,822            --         --       1,778          123
Expenses:
 Mortality & expense
  risk. . . . . . . .       4,499         7,939      1,536         478           --
                        ---------    ----------   --------     -------      -------
Net investment income
 (loss) . . . . . . .      19,323        (7,939)    (1,536)      1,300          123
Realized gain (loss)
 on investments:
 Realized gains
  (losses) on sale of
  portfolio shares. .    (248,485)     (445,340)    (2,347)     (3,377)       1,528
  Distributions
   received from
   realized capital
   gains of the
   underlying
   portfolio . .. . .          --            --         --          --          356
                        ---------    ----------   --------     -------      -------
Realized gains
 (losses) . . . . . .    (248,485)     (445,340)    (2,347)     (3,377)       1,884
Change in unrealized
 appreciation
 (depreciation)
 during the year. . .     856,960     3,314,067    206,518      49,117        9,252
                        ---------    ----------   --------     -------      -------
Net increase in net
 assets resulting
 from operations . .    $ 627,798    $2,860,788   $202,635     $47,040      $11,259
                        =========    ==========   ========     =======      =======



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                       STATEMENT OF CHANGES IN NET ASSETS


                        FOR THE YEARS ENDED DECEMBER 31,

                               LARGE CAP GROWTH            FUNDAMENTAL GROWTH
                                  SUBACCOUNT                   SUBACCOUNT
                          ---------------------------   -------------------------
                              2003           2002          2003           2002
                          -------------  -------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . . . $    270,086   $     83,397   $    (2,796)   $    (2,293)
 Realized gains
  (losses). . . . . . . .  (19,034,976)   (28,665,386)      163,019       (125,623)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .   40,182,443     (2,921,044)      308,423       (245,274)
                          ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .   21,417,553    (31,503,033)      468,646       (373,190)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .   34,288,046     37,876,263     1,606,326      2,165,262
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .  (30,551,344)   (37,675,151)   (2,208,482)    (1,126,213)
                          ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions. . .    3,736,702        201,112      (602,156)     1,039,049
                          ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . . . .   25,154,255    (31,301,921)     (133,510)       665,859
Net assets at the
 beginning of the
 year . . .  .  . . . . .   80,402,878    111,704,799     1,584,302        918,443
                          ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . . . . $105,557,133   $ 80,402,878   $ 1,450,792    $ 1,584,302
                          ============   ============   ===========    ===========

                                  ACTIVE BOND             EMERGING MARKETS EQUITY
                                  SUBACCOUNT                    SUBACCOUNT
                          ---------------------------   ---------------------------
                              2003           2002           2003            2002
                          -------------  -------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income    $  3,149,119   $  3,407,605   $    191,289    $      4,053
 Realized gains . . . . .    2,772,052        681,395      1,373,962         465,979
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .   (1,419,934)       571,777      4,389,813      (1,366,976)
                          ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . . . .    4,501,237      4,660,777      5,955,064        (896,944)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .   55,635,739     39,617,023     40,300,271      41,707,506
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. . . .  (58,513,353)   (38,963,331)   (36,386,971)    (38,386,989)
                          ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from policy
 transactions . . . . . .   (2,877,614)       653,692      3,913,300       3,320,517
                          ------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . . . .    1,623,623      5,314,469      9,868,364       2,423,573
Net assets at the
 beginning of the
 year . . . . . . . . . .   71,583,878     66,269,409      8,442,791       6,019,218
                          ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . . . . $ 73,207,501   $ 71,583,878   $ 18,311,155    $  8,442,791
                          ============   ============   ============    ============




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                         FINANCIAL INDUSTRIES     INTERNATIONAL EQUITY INDEX
                              SUBACCOUNT,                 SUBACCOUNT
                        -----------------------   ---------------------------
                          2003         2002           2003            2002
                        ----------  ------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income (loss) . . .   $   5,807   $     2,062   $    875,278    $    489,153
 Realized gains
  (losses). . . . . .       8,719       (88,357)      (734,024)     (3,024,346)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      86,713       (20,939)    14,131,864      (2,137,219)
                        ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .      101,239      (107,234)    14,273,118      (4,672,412)
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .     732,297     2,052,380     53,194,854      52,080,239
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (478,505)   (1,827,686)   (49,657,614)    (49,462,024)
                        ---------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from policy
 transactions . . . .     244,792       224,694      3,537,240       2,618,215
                        ---------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     346,031       117,460     17,810,358      (2,054,197)
Net assets at the
 beginning of the
 year . . . . . . . .     260,548       143,088     26,807,353      28,861,550
                        ---------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 606,579   $   260,548   $ 44,617,711    $ 26,807,353
                        =========   ===========   ============    ============

                             SMALL CAP GROWTH              HEALTH SCIENCES
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   -------------------------
                            2003           2002          2003           2002
                        -------------  -------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    (64,816)  $    (67,628)  $     1,776    $      (121)
 Realized gains
  (losses). . . . . .     (1,717,631)    (7,375,528)       33,788       (247,244)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      8,976,914     (3,121,699)      373,349       (146,395)
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      7,194,467    (10,564,855)      408,913       (393,760)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     36,717,076     36,888,883     4,016,274      3,298,777
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (37,620,257)   (38,536,363)   (3,131,327)    (3,442,934)
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.       (903,181)    (1,647,480)      884,947       (144,157)
                        ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .      6,291,286    (12,212,335)    1,293,860       (537,917)
Net assets at the
 beginning of the year    24,739,182     36,951,517     1,002,739      1,540,656
                        ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . .   $ 31,030,468   $ 24,739,182   $ 2,296,599    $ 1,002,739
                        ============   ============   ===========    ===========




(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                             OVERSEAS EQUITY               EARNINGS GROWTH
                                SUBACCOUNT                   SUBACCOUNT
                        --------------------------   ---------------------------
                            2003          2002           2003            2002
                        -------------  ------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income (loss). . . .  $    248,063   $    34,981   $    (59,753)   $    (83,648)
 Realized gains
  (losses) . . . . . .       348,974      (172,452)    (5,701,587)    (25,770,661)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . .     1,295,568       (72,467)    13,140,170      11,561,491
                        ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from operations . . .     1,892,605      (209,938)     7,378,830     (14,292,818)
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans  . . . . . . .    12,037,606     2,259,080     18,717,634      24,299,152
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans . .   (10,130,778)   (1,716,808)   (20,794,472)    (23,438,724)
                        ------------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from policy
 transactions  . . . .      1,906,828       542,272     (2,076,838)        860,428
                        ------------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets  . . . . . . .     3,799,433       332,334      5,301,992     (13,432,390)
Net assets at the
 beginning of the
 year  . . . . . . . .     4,503,560     4,171,226     30,566,412      43,998,802
                        ------------   -----------   ------------   -------------
Net assets at the end
 of the year . . . . .  $  8,302,993   $ 4,503,560   $ 35,868,404    $ 30,566,412
                        ============   ===========   ============    ============


                              MID CAP VALUE            LARGE CAP VALUE
                            SUBACCOUNT PERIOD            SUBACCOUNT
                           FROM MAY 1, 2003(*)   ---------------------------
                           TO DECEMBER 31, 2003      2003            2002
                           --------------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income . . . . . . .         $     9,083       $  1,865,746    $  1,216,297
 Realized gains (losses)           272,600         (1,488,176)       (230,566)
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . .             546,210         25,249,562     (12,624,257)
                               -----------       ------------    ------------
Net increase (decrease)
 in net assets resulting
 from operations . . .             827,893         25,627,132     (11,638,526)
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans. . . . . . . .          10,915,880        101,763,482      57,052,514
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans . .          (3,917,076)       (82,592,321)    (44,499,260)
                               -----------       ------------    ------------
Net increase in net
 assets resulting
 from policy
 transactions. . . . .           6,998,804         19,171,161      12,553,254
                               -----------       ------------    ------------
Total increase in net
 assets. . . . . . . .           7,826,697         44,798,293         914,728
Net assets at the
 beginning of the
 year. . . . . . . . .                  --         83,400,781      82,486,053
                               -----------       ------------    ------------
Net assets at the end
 of the year . . . . .         $ 7,826,697       $128,199,074    $ 83,400,781
                               ===========       ============    ============




(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                          LARGE CAP VALUE CORE           FUNDAMENTAL VALUE
                               SUBACCOUNT                   SUBACCOUNT
                        -------------------------   ---------------------------
                           2003          2002           2003            2002
                        ------------  ------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income  . . . . . .   $    51,419   $    33,921   $    349,991    $    380,817
 Realized gains
  (losses). . . . . .       149,585      (204,465)    (1,397,425)     (2,241,603)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       885,494      (489,473)     8,589,623      (5,879,168)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .     1,086,498      (660,017)     7,542,189      (7,739,954)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     4,500,988     4,589,142     23,609,822      28,755,601
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (3,634,461)   (2,973,259)   (29,754,228)    (32,019,285)
                        -----------   -----------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from policy
 transactions . . . .       866,527     1,615,883     (6,144,406)     (3,263,684)
                        -----------   -----------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     1,953,025       955,866      1,397,783     (11,003,638)
Net assets at the
 beginning of the year    3,401,244     2,445,378     30,881,929      41,885,567
                        -----------   -----------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 5,354,269   $ 3,401,244   $ 32,279,712    $ 30,881,929
                        ===========   ===========   ============    ============

                                MONEY MARKET               SMALL/MID CAP GROWTH
                                 SUBACCOUNT                     SUBACCOUNT
                        -----------------------------   ---------------------------
                            2003            2002            2003            2002
                        --------------  --------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income (loss) . . .   $   2,317,568   $   3,015,486   $    (56,087)   $    (45,236)
 Realized gains
  (losses). . . . . .              --              --      2,711,411        (652,613)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .              --              --     10,132,667      (5,141,752)
                        -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .       2,317,568       3,015,486     12,787,991      (5,839,601)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     470,866,873     622,926,042     53,573,957      26,500,998
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (545,082,074)   (524,941,640)   (45,599,890)    (25,896,023)
                        -------------   -------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from policy
 transactions . . . .     (74,215,201)     97,984,402      7,974,067         604,975
                        -------------   -------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     (71,897,633)    100,999,888     20,762,058      (5,234,626)
Net assets at the
 beginning of the
 year . . . . . . . .     295,899,299     194,899,411     22,211,720      27,446,346
                        -------------   -------------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 224,001,666   $ 295,899,299   $ 42,973,778    $ 22,211,720
                        =============   =============   ============    ============




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                                BOND INDEX               LARGE CAP GROWTH B
                                SUBACCOUNT                   SUBACCOUNT
                        ---------------------------   -------------------------
                            2003           2002          2003           2002
                        -------------  -------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income (loss).  . .   $  2,693,866   $  2,507,741   $    (2,288)   $    (3,601)
 Realized gains
  (losses). . . . . .        973,334      1,151,547       118,426       (480,738)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     (1,818,040)     1,139,417       515,948       (557,545)
                        ------------   ------------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .      1,849,160      4,798,705       632,086     (1,041,884)
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans . . . . . . .     99,287,622     80,399,233     3,265,651      4,377,608
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (94,834,398)   (63,484,146)   (2,866,954)    (3,888,337)
                        ------------   ------------   -----------    -----------
Net increase in net
 assets resulting
 from policy
 transactions . . . .      4,453,224     16,915,087       398,697        489,271
                        ------------   ------------   -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .      6,302,384     21,713,792     1,030,783       (552,613)
Net assets at the
 beginning of the
 year . . . . . . . .     49,916,875     28,203,083     1,995,528      2,548,141
                        ------------   ------------   -----------    -----------
Net assets at the end
 of the year. . . . .   $ 56,219,259   $ 49,916,875   $ 3,026,311    $ 1,995,528
                        ============   ============   ===========    ===========

                            SMALL/MID CAP CORE              SMALL CAP VALUE
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002           2003            2002
                        -------------  -------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income  . . . . . .   $    101,384   $     63,156   $    215,053    $    122,331
 Realized gains
  (losses). . . . . .      3,430,886       (308,323)     2,289,799         635,407
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      8,521,567     (3,202,266)     9,889,844      (2,727,447)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from operations  . .     12,053,837     (3,447,433)    12,394,696      (1,969,709)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     51,293,724     36,033,748     64,341,888      40,409,930
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (41,969,316)   (30,066,959)   (51,449,032)    (25,090,783)
                        ------------   ------------   ------------    ------------
Net increase in net
 assets resulting
 from policy
 transactions . . . .      9,324,408      5,966,789     12,892,856      15,319,147
                        ------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . .     21,378,245      2,519,356     25,287,552      13,349,438
Net assets at the
 beginning of the
 year . . . . . . . .   19,376,202     16,856,846     25,592,153      12,242,715
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 40,754,447   $ 19,376,202   $ 50,879,705    $ 25,592,153
                        ============   ============   ============    ============




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                            REAL ESTATE EQUITY              GROWTH & INCOME
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002           2003            2002
                        -------------  -------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income . . . . .  .   $  1,179,938   $  1,384,016   $    802,925    $    470,951
 Realized gains
  (losses). . . . . .        830,518       (148,573)   (15,783,694)    (20,620,173)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      5,994,959     (1,559,197)    42,194,328     (12,527,093)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      8,005,415       (323,754)    27,213,559     (32,676,315)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     31,833,178     37,290,451     45,145,404      32,448,597
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (35,289,899)   (37,766,610)   (46,006,635)    (29,961,195)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting
 from policy
 transactions . . . .     (3,456,721)      (476,159)      (861,231)      2,487,402
                        ------------   ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .      4,548,694       (799,913)    26,352,328     (30,188,913)
Net assets at the
 beginning of the
 year . . . . . . . .     24,763,040     25,562,953    111,605,295     141,794,208
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 29,311,734   $ 24,763,040   $137,957,623    $111,605,295
                        ============   ============   ============    ============


                                                           TOTAL RETURN BOND
                                     MANAGED                   SUBACCOUNT
                                   SUBACCOUNT                PERIOD FROM
                           ---------------------------       MAY 1, 2003(*)
                               2003           2002        TO DECEMBER 31, 2003
                           -------------  -------------  ----------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment
  income  . .  . . . . .   $  3,437,041   $  1,632,444        $   30,612
 Realized gains
  (losses)   . . . . . .     (4,831,701)    (5,214,161)           25,090
 Change in unrealized
  appreciation
  (depreciation)
  during the year. . . .     23,017,640    (14,642,077)           22,417
                           ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from operations . . . .     21,622,980    (18,223,794)           78,119
Policy transactions:
 Net premiums from
  policyholders and
  transfers to policy
  loans. . . . . . . . .     17,009,077     26,991,042         7,477,407
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans . . .    (29,438,305)   (20,990,178)         (833,329)
                           ------------   ------------        ----------
Net increase (decrease)
 in net assets resulting
 from policy
 transactions  . . . . .    (12,429,228)     6,000,864         6,644,078
                           ------------   ------------        ----------
Total increase (decrease)
 in net assets . . . . .      9,193,752    (12,222,930)        6,722,197
Net assets at the
 beginning of the year .    117,787,335    130,010,265                --
                           ------------   ------------        ----------
Net assets at the end of
 the year. . . . . . . .   $126,981,087   $117,787,335        $6,722,197
                           ============   ============        ==========




(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,






                              SHORT-TERM BOND          SMALL CAP EMERGING GROWTH
                                SUBACCOUNT                    SUBACCOUNT
                        ---------------------------   ---------------------------
                            2003           2002           2003            2002
                        -------------  -------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $  1,780,958   $  1,315,066   $    (25,906)   $    (11,292)
 Realized gains
  (losses). . . . . .        232,006        124,668      3,648,999      (3,197,140)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       (744,427)       336,180      8,251,266      (2,650,422)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      1,268,537      1,775,914     11,874,359      (5,858,854)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     54,405,518     47,343,670     34,150,763      32,771,648
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (45,262,489)   (19,861,486)   (26,448,637)    (35,471,871)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      9,143,029     27,482,184      7,702,126      (2,700,223)
                        ------------   ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     10,411,566     29,258,098     19,576,485      (8,559,077)
Net assets at the
 beginning of the year    46,860,085     17,601,987     16,938,336      25,497,413
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 57,271,651   $ 46,860,085   $ 36,514,821    $ 16,938,336
                        ============   ============   ============    ============




                        INTERNATIONAL OPPORTUNITIES          EQUITY INDEX
                                SUBACCOUNT                    SUBACCOUNT
                        ----------------------------  ---------------------------
                            2003           2002           2003            2002
                        -------------  -------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    422,460   $    160,245   $  5,830,462    $  2,368,859
 Realized gains
  (losses). . . . . .       (852,203)    (4,374,098)   (15,109,948)    (26,127,393)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     10,673,193     (3,202,672)    72,853,821     (26,397,068)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     10,243,450     (7,416,525)    63,574,335     (50,155,602)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     45,958,954     69,682,177    131,492,733     140,749,405
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (41,761,717)   (70,825,832)   (94,941,983)    (81,159,243)
                        ------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      4,197,237     (1,143,655)    36,550,750      59,590,162
                        ------------   ------------   ------------    ------------
Total increase
 (decrease) in net
 assets . . . . . . .     14,440,687     (8,560,180)   100,125,085       9,434,560
Net assets at the
 beginning of the year    27,666,351     36,226,531    196,772,070     187,337,510
                        ------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . .   $ 42,107,038   $ 27,666,351   $296,897,155    $196,772,070
                        ============   ============   ============    ============




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,






                              HIGH YIELD BOND                  GLOBAL BOND
                                 SUBACCOUNT                    SUBACCOUNT
                        ----------------------------   ---------------------------
                            2003            2002           2003            2002
                        --------------  -------------  -------------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   1,400,354   $  1,559,443   $  1,152,275    $    554,381
 Realized gains
  (losses). . . . . .          89,540     (1,388,367)     1,141,284         608,464
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       1,664,579       (775,067)       755,398       1,309,345
                        -------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       3,154,473       (603,991)     3,048,957       2,472,190
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     108,946,619     61,038,950     33,309,394      21,345,134
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (105,994,858)   (53,858,143)   (28,530,267)    (20,374,987)
                        -------------   ------------   ------------    ------------
Net increase in net
 assets resulting from
 policy transactions.       2,951,761      7,180,807      4,779,127         970,147
                        -------------   ------------   ------------    ------------
Total increase in net
 assets . . . . . . .       6,106,234      6,576,816      7,828,084       3,442,337
Net assets at the
 beginning of the year     17,517,358     10,940,542     16,140,039      12,697,702
                        -------------   ------------   ------------    ------------
Net assets at the end
 of the year. . . . .   $  23,623,592   $ 17,517,358   $ 23,968,123    $ 16,140,039
                        =============   ============   ============    ============




                        BRANDES INTERNATIONAL EQUITY        TURNER CORE GROWTH
                                 SUBACCOUNT                     SUBACCOUNT
                        -----------------------------   --------------------------
                            2003            2002            2003           2002
                        --------------  --------------  -------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    658,222    $    631,529    $     48,729    $    37,717
 Realized (losses). .     (4,001,190)     (3,005,405)     (4,187,975)    (3,926,299)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     25,475,792      (5,765,305)     10,420,662     (2,303,152)
                        ------------    ------------    ------------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     22,132,824      (8,139,181)      6,281,416     (6,191,734)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     62,761,778      36,972,167      20,060,733     10,365,878
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (56,890,071)    (29,301,027)    (14,067,510)    (7,264,247)
                        ------------    ------------    ------------    -----------
Net increase in net
 assets resulting from
 policy transactions.      5,871,707       7,671,140       5,993,223      3,101,631
                        ------------    ------------    ------------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .     28,004,531        (468,041)     12,274,639     (3,090,103)
Net assets at the
 beginning of the year    47,583,460      48,051,501      18,790,378     21,880,481
                        ------------    ------------    ------------    -----------
Net assets at the end
 of the year. . . . .   $ 75,587,991    $ 47,583,460    $ 31,065,017    $18,790,378
                        ============    ============    ============    ===========




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                             FRONTIER CAPITAL                   BUSINESS
                               APPRECIATION               OPPORTUNITIES VALUE
                                SUBACCOUNT                     SUBACCOUNT
                        ----------------------------  -------------------------------
                                                                       PERIOD FROM
                                                                     MAY 3, 2002(*)
                            2003           2002          2003        TO DEC. 31,2002
                        -------------  -------------  ------------  -----------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    (19,370)  $    (18,241)  $    16,127       $  4,548
 Realized (losses). .     (2,664,720)    (4,373,502)      (18,989)        (2,492)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .     18,593,925     (4,993,417)      504,092        (89,852)
                        ------------   ------------   -----------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .     15,909,835     (9,385,160)      501,230        (87,796)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     37,438,160     22,057,385     3,628,408        880,705
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (26,071,820)   (15,648,234)   (2,078,354)       (45,457)
                        ------------   ------------   -----------       --------
Net increase in net
 assets resulting from
 policy transactions.     11,366,340      6,409,151     1,550,054        835,248
                        ------------   ------------   -----------       --------
Total increase
 (decrease) in net
 assets . . . . . . .     27,276,175     (2,976,009)    2,051,284        747,452
Net assets at the
 beginning of the year    29,688,260     32,664,269       747,452             --
                        ------------   ------------   -----------       --------
Net assets at the end
 of the year. . . . .   $ 56,964,435   $ 29,688,260   $ 2,798,736       $747,452
                        ============   ============   ===========       ========




                                AIM V.I.                 AIM V.I. CAPITAL
                             PREMIER EQUITY             DEVELOPMENT SERIES
                               SUBACCOUNT                   SUBACCOUNT
                        -------------------------   ----------------------------
                                                                   PERIOD FROM
                                                                 JULY 18, 2002(*)
                           2003          2002         2003       TO DEC. 31, 2002
                        ------------  ------------  ----------  ------------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $     3,272   $     4,811   $    (147)       $    (2)
 Realized gains
  (losses). . . . . .      (220,006)     (163,108)       (740)             2
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .       763,075      (743,761)     57,475          2,134
                        -----------   -----------   ---------        -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       546,341      (902,058)     56,588          2,134
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     2,631,649     3,024,700     414,179         85,712
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (2,606,886)   (2,684,355)   (200,420)          (168)
                        -----------   -----------   ---------        -------
Net increase in net
 assets resulting from
 policy transactions.        24,763       340,345     213,759         85,544
                        -----------   -----------   ---------        -------
Total increase
 (decrease) in net
 assets . . . . . . .       571,104      (561,713)    270,347         87,678
Net assets at the
 beginning of the year    2,017,240     2,578,953      87,678             --
                        -----------   -----------   ---------        -------
Net assets at the end
 of the year. . . . .   $ 2,588,344   $ 2,017,240   $ 358,025        $87,678
                        ===========   ===========   =========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,

                        FIDELITY VIP II CONTRAFUND      FIDELITY VIP GROWTH
                                SUBACCOUNT                  SUBACCOUNT
                        ---------------------------  -------------------------
                            2003          2002          2003           2002
                        -------------  ------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $     34,755   $    33,360   $     6,268    $      (488)
 Realized (losses). .        (11,434)     (216,612)     (409,481)      (577,070)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .      4,479,688      (666,116)    3,033,463     (1,412,909)
                        ------------   -----------   -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      4,503,009      (849,368)    2,630,250     (1,990,467)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     20,754,776    11,666,620     7,647,310      6,021,543
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (12,409,687)   (2,775,791)   (5,002,385)    (2,078,066)
                        ------------   -----------   -----------    -----------
Net increase in net
 assets resulting from
 policy transactions.      8,345,089     8,890,829     2,644,925      3,943,477
                        ------------   -----------   -----------    -----------
Total increase in net
 assets . . . . . . .     12,848,098     8,041,461     5,275,175      1,953,010
Net assets at the
 beginning of the year    13,283,126     5,241,665     6,141,922      4,188,912
                        ------------   -----------   -----------    -----------
Net assets at the end
 of the year. . . . .   $ 26,131,224   $13,283,126   $11,417,097    $ 6,141,922
                        ============   ===========   ===========    ===========




                               FIDELITY VIP II                  JANUS ASPEN
                                OVERSEAS (SC)                GLOBAL TECHNOLOGY
                                  SUBACCOUNT                    SUBACCOUNT
                        -------------------------------  -------------------------
                                         PERIOD FROM
                                       JULY 10, 2002(*)
                            2003       TO DEC. 31, 2002     2003           2002
                        -------------  ----------------  ------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment (loss)  $       (600)     $     (5)      $    (2,318)   $    (2,146)
 Realized gains
  (losses). . . . . .         98,617          (403)         (157,406)      (902,648)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .        151,169        (2,366)          583,913       (314,041)
                        ------------      --------       -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        249,186        (2,774)          424,189     (1,218,835)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . .     23,669,738        78,633         3,195,824      2,214,702
 Transfers to
  policyholders for
  benefits,
  terminations
  and policy loans. .    (22,929,794)      (11,017)       (2,956,100)    (2,927,474)
                        ------------      --------       -----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.        739,944        67,616           239,724       (712,772)
                        ------------      --------       -----------    -----------
Total increase
 (decrease) in net
 assets . . . . . . .        989,130        64,842           663,913     (1,931,607)
Net assets at the
 beginning of the year        64,842            --           853,509      2,785,116
                        ------------      --------       -----------    -----------
Net assets at the end
 of the year. . . . .   $  1,053,972      $ 64,842       $ 1,517,422    $   853,509
                        ============      ========       ===========    ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,






                                  JANUS ASPEN              MFS INVESTORS
                                WORLDWIDE GROWTH              GROWTH
                                   SUBACCOUNT               SUBACCOUNT
                            ------------------------   ---------------------
                               2003          2002         2003         2002
                            ------------  -----------  -----------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss). . . . . . . . .   $    19,323   $   12,238   $   (1,536)   $   (423)
 Realized (losses). . . .      (248,485)    (290,276)      (2,347)    (14,397)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . . .       856,960     (534,281)     206,518     (64,477)
                            -----------   ----------   ----------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .       627,798     (812,319)     202,635     (79,297)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . . .     2,041,150    2,122,783    1,998,924     493,771
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . . .    (2,047,720)    (859,180)    (374,615)    (49,036)
                            -----------   ----------   ----------    --------
Net increase (decrease) in
 net assets resulting from
 policy transactions. . .        (6,570)   1,263,603    1,624,309     444,735
                            -----------   ----------   ----------    --------
Total increase in net
 assets . . . . . . . . .       621,228      451,284    1,826,944     365,438
Net assets at the
 beginning of the year. .     2,605,132    2,153,848      518,651     153,213
                            -----------   ----------   ----------    --------
Net assets at the end of
 the year . . . . . . . .   $ 3,226,360   $2,605,132   $2,345,595    $518,651
                            ===========   ==========   ==========    ========




                          MFS NEW DISCOVERY SERIES    MFS RESEARCH SERIES IC
                                 SUBACCOUNT                 SUBACCOUNT
                          -------------------------   -----------------------
                             2003          2002          2003         2002
                          ------------  ------------  -----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . . .   $    (7,939)  $    (7,393)  $   1,300     $    275
 Realized (losses). . .      (445,340)     (679,836)     (3,377)      (2,909)
 Change in unrealized
  appreciation
  (depreciation)
  during the year . . .     3,314,067    (1,914,660)     49,117      (41,286)
                          -----------   -----------   ---------     --------
Net increase (decrease)
 in net assets resulting
 from operations. . . .     2,860,788    (2,601,889)     47,040      (43,920)
Policy transactions:
 Net premiums from
  policyholders and
  transfers
  to policy loans . . .     8,878,337     4,118,421     549,448      201,920
 Transfers to
  policyholders for
  benefits, terminations
  and policy loans. . .    (5,320,643)   (5,001,516)   (596,149)     (13,762)
                          -----------   -----------   ---------     --------
Net increase (decrease)
 in net assets resulting
 from
 policy transactions. .     3,557,694      (883,095)    (46,701)     188,158
                          -----------   -----------   ---------     --------
Total increase
 (decrease) in net
 assets . . . . . . . .     6,418,482    (3,484,984)        339      144,238
Net assets at the
 beginning of the year.     5,311,332     8,796,316     225,905       81,667
                          -----------   -----------   ---------     --------
Net assets at the end of
 the year . . . . . . .   $11,729,814   $ 5,311,332   $ 226,244     $225,905
                          ===========   ===========   =========     ========




See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        FOR THE YEARS ENDED DECEMBER 31,






                                                         CSI EQUITY
                                                         SUBACCOUNT
                                                 ----------------------------
                                                                PERIOD FROM
                                                             SEPT. 16, 2002(*)
                                                   2003      TO DEC. 31, 2002
                                                 ---------  -------------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . .   $    123        $    --
 Realized gains. . . . . . . . . . . . . . . .      1,884             13
 Change in unrealized appreciation
  (depreciation)
  during the year. . . . . . . . . . . . . . .      9,252           (193)
                                                 --------        -------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . .     11,259           (180)
Policy transactions:
 Net premiums from policyholders and transfers
  to policy loans. . . . . . . . . . . . . . .     60,837         31,930
 Transfers to policyholders for benefits,
  terminations
  and policy loans . . . . . . . . . . . . . .    (18,707)        (4,381)
                                                 --------        -------
Net increase in net assets resulting from
 policy transactions . . . . . . . . . . . . .     42,130         27,549
                                                 --------        -------
Total increase in net assets . . . . . . . . .     53,389         27,369
Net assets at the beginning of the year. . . .     27,369             --
                                                 --------        -------
Net assets at the end of the year. . . . . . .   $ 80,758        $27,369
                                                 ========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S


                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 2003


1.  ORGANIZATION

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Majestic Variable Master Plan Plus, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Medallion Executive Variable Life, Medallion Executive Variable Life Edge, Variable Master Plan Plus, Variable Estate Protection, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other outside investment trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity SC, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series IC, and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/ or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3.  TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

SUBACCOUNT                                                                     SHARES OWNED      COST          VALUE
----------                                                                     ------------  ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,562,849   $123,386,538   $105,557,133
Fundamental Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       203,406      1,447,205      1,450,792
Active Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7,593,986     73,377,460     73,207,501
Emerging Markets Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .     2,056,419     14,484,922     18,311,155
Financial Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42,219        529,880        606,579
International Equity Index . . . . . . . . . . . . . . . . . . . . . . . . .     3,228,624     35,857,641     44,617,711
Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,982,856     28,146,946     31,030,468
Health Sciences. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       227,966      2,074,579      2,296,599
Overseas Equity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       796,585      7,333,197      8,302,993
Earnings Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,391,624     35,982,460     35,868,404
Mid Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       592,656      7,280,487      7,826,697
Large Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8,864,272    115,045,771    128,199,074
Large Cap Value CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . .       548,743      4,955,914      5,354,269
Fundamental Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,929,075     29,178,624     32,279,712
Money Market . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   224,001,665    224,001,666    224,001,666
Small/Mid Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,851,671     36,503,395     42,973,778
Bond Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,548,108     56,865,502     56,219,259
Large Cap Growth B . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       475,957      2,973,878      3,026,311
Small/Mid Cap CORE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,712,781     35,038,705     40,754,447
Small Cap Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,073,285     42,767,253     50,879,705
Real Estate Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,807,344     25,293,558     29,311,734
Growth & Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12,215,767    176,476,003    137,957,623
Managed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,923,135    137,335,184    126,981,087
Total Return Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       669,872      6,699,780      6,722,197
Short-Term Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5,650,953     57,698,492     57,271,651
Small Cap Emerging Growth. . . . . . . . . . . . . . . . . . . . . . . . . .     4,506,157     33,166,484     36,514,821
International Opportunities. . . . . . . . . . . . . . . . . . . . . . . . .     4,274,291     37,549,357     42,107,038
Equity Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20,931,570    285,999,687    296,897,155
High Yield Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,680,652     23,035,477     23,623,592
Global Bond. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,002,724     22,478,000     23,968,123
Brandes International Equity . . . . . . . . . . . . . . . . . . . . . . . .     5,191,483     62,496,043     75,587,991
Turner Core Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,355,195     29,022,508     31,065,017
Frontier Capital Appreciation. . . . . . . . . . . . . . . . . . . . . . . .     2,888,663     45,850,179     56,964,435
Business Opportunities Value . . . . . . . . . . . . . . . . . . . . . . . .       277,377      2,384,496      2,798,736
AIM V.I. Premier Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       127,946      2,479,315      2,588,344

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)


SUBACCOUNT                             SHARES OWNED     COST          VALUE
----------                             ------------  -----------  -------------
AIM V.I. Capital Development Series.       28,325    $   298,416   $   358,025
Fidelity VIP Growth. . . . . . . . .      369,246      9,961,387    11,417,097
Fidelity VIP II Contrafund . . . . .    1,133,184     22,293,233    26,131,224
Fidelity VIP II Overseas (SC). . . .       67,867        905,169     1,053,972
Janus Aspen Global Technology. . . .      429,865      1,342,080     1,517,422
Janus Aspen Worldwide Growth . . . .      125,539      3,038,100     3,226,360
MFS New Discovery Series . . . . . .      840,245     10,213,289    11,729,814
MFS Investors Growth . . . . . . . .      269,299      2,204,145     2,345,595
MFS Research Series IC . . . . . . .       16,947        215,430       226,244
CSI Equity . . . . . . . . . . . . .        6,534         71,699        80,758



Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2003 were as follows:

SUBACCOUNT                                          PURCHASES        SALES
----------                                         ------------  --------------
Large Cap Growth . . . . . . . . . . . . . . . .   $ 26,303,950   $ 22,155,980
Fundamental Growth . . . . . . . . . . . . . . .      1,284,669      1,771,361
Active Bond. . . . . . . . . . . . . . . . . . .     41,348,640     39,260,684
Emerging Markets Equity. . . . . . . . . . . . .     27,267,965     22,528,427
Financial Industries . . . . . . . . . . . . . .      1,030,754        485,210
International Equity Index . . . . . . . . . . .     45,309,483     40,621,632
Small Cap Growth . . . . . . . . . . . . . . . .     26,561,618     27,099,749
Health Sciences. . . . . . . . . . . . . . . . .      2,711,046      1,776,767
Overseas Equity. . . . . . . . . . . . . . . . .      9,158,117      6,816,191
Earnings Growth. . . . . . . . . . . . . . . . .     14,806,738     16,381,422
Mid Cap Value. . . . . . . . . . . . . . . . . .      9,489,088      2,239,924
Large Cap Value. . . . . . . . . . . . . . . . .     67,043,041     44,230,751
Large Cap Value CORE . . . . . . . . . . . . . .      4,126,510      3,035,021
Fundamental Value. . . . . . . . . . . . . . . .     15,815,562     21,578,207
Money Market . . . . . . . . . . . . . . . . . .    332,859,831    404,757,465
Small/Mid Cap Growth . . . . . . . . . . . . . .     38,497,650     27,802,375
Bond Index . . . . . . . . . . . . . . . . . . .     55,456,953     48,062,346
Large Cap Growth B . . . . . . . . . . . . . . .      2,584,759      1,795,789
Small/Mid Cap CORE . . . . . . . . . . . . . . .     33,889,967     21,113,134
Small Cap Value. . . . . . . . . . . . . . . . .     33,574,818     18,562,599
Real Estate Equity . . . . . . . . . . . . . . .     20,022,931     21,479,761
Growth & Income. . . . . . . . . . . . . . . . .     31,679,671     31,076,413

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


4.  DETAILS OF INVESTMENTS (CONTINUED)


SUBACCOUNT                                            PURCHASES       SALES
----------                                           -----------  -------------
Managed. . . . . . . . . . . . . . . . . . . . . .   $18,487,570   $26,947,873
Total Return Bond. . . . . . . . . . . . . . . . .     7,298,273       595,712
Short-Term Bond. . . . . . . . . . . . . . . . . .    36,782,754    25,858,768
Small Cap Emerging Growth. . . . . . . . . . . . .    31,527,170    18,956,824
International Opportunities. . . . . . . . . . . .    39,601,071    34,981,374
Equity Index . . . . . . . . . . . . . . . . . . .    87,892,331    44,099,678
High Yield Bond. . . . . . . . . . . . . . . . . .    45,590,270    41,177,556
Global Bond. . . . . . . . . . . . . . . . . . . .    23,416,481    17,062,348
Brandes International Equity . . . . . . . . . . .    21,376,671    14,846,743
Turner Core Growth . . . . . . . . . . . . . . . .    12,983,400     6,941,448
Frontier Capital Appreciation. . . . . . . . . . .    22,480,220    11,133,250
Business Opportunities Value . . . . . . . . . . .     1,881,683       315,503
AIM V.I. Premier Equity. . . . . . . . . . . . . .     1,943,704     1,915,668
AIM V.I. Capital Development Series. . . . . . . .       384,944       171,331
Fidelity VIP II Contrafund . . . . . . . . . . . .    15,241,761     6,861,916
Fidelity VIP Growth. . . . . . . . . . . . . . . .     5,918,298     3,267,104
Fidelity VIP II Overseas (SC). . . . . . . . . . .    19,878,341    19,138,997
Janus Aspen Worldwide Growth . . . . . . . . . . .     1,805,191     1,792,437
Janus Aspen Global Technology. . . . . . . . . . .     2,792,596     2,555,190
MFS Investors Growth . . . . . . . . . . . . . . .     1,837,157       214,383
MFS New Discovery Series . . . . . . . . . . . . .     7,870,075     4,320,321
MFS Research Series IC . . . . . . . . . . . . . .       540,487       585,888
CSI Equity . . . . . . . . . . . . . . . . . . . .        59,405        16,796

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


5. UNIT VALUES

A summary of unit values and Units outstanding for the Variable Life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                  FOR THE YEARS AND PERIODS ENDED
                                            AT DECEMBER 31,                                 DECEMBER 31,
                                  -----------------------------------  ------------------------------------------------------
                                                UNIT                       EXPENSES       INVESTMENT            TOTAL
                                  UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
        SUBACCOUNT                (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
--------------------------        ------  -----------------  --------  -----------------  -----------  ----------------------
Large Cap Growth. . . . .   2003  5,150   $50.04 to $20.47   $105,557    0.625% to 0%        0.52%         25.62% to 24.83%
                            2002  4,989    41.17 to 11.11      80,403     0.625 to 0         0.33         (25.40) to (25.85)
                            2001  5,041    55.19 to 14.90     111,705    0.625 to 0.05       0.25         (17.54) to (18.24)

Fundamental Growth. . . .   2003    200     9.33 to 6.29        1,451      0.625 to 0        --/a/          31.76 to 30.94
                            2002    321     7.32 to 4.36        1,584     0.625 to 0         --/a/        (27.94) to (28.43)
                            2001    124     10.16 to 6.14         918    0.625 to 0.05       --/a/         1.60 to (32.67)

Active Bond . . . . . . .   2003  3,600    38.32 to 18.24      73,208      0.625 to 0        4.40            6.48 to 5.81
                            2002  3,869    35.78 to 14.75      71,584     0.625 to 0         5.12            6.62 to 5.97
                            2001  3,557    33.56 to 13.84      66,269    0.625 to 0.05       7.43          235.60 to 6.80/c/

Emerging Markets Equity .   2003  1,705    10.91 to 10.53      18,311      0.625 to 0        1.80           56.90 to 55.95
                            2002  1,232     7.07 to 6.87        8,443     0.625 to 0         0.29          (5.23) to (5.76)
                            2001    818     7.46 to 7.29        6,019    0.625 to 0.05       0.34        (4.20) to (25.40)/c/

Financial Industries. . .   2003     54     15.87 to 9.11         607      0.625 to 0        0.91           26.03 to 25.25
                            2002     30     13.00 to 7.51         261     0.625 to 0         1.57         (16.83) to (17.38)
                            2001     14     15.63 to 9.09         143    0.625 to 0.05       1.60/c/      56.30 to (9.10)/c/

International Equity Index  2003  3,105    23.06 to 13.55      44,618      0.625 to 0        2.62           41.99 to 41.11
                            2002  2,510     16.51 to 8.51      26,807     0.625 to 0         1.91         (13.75) to (14.31)
                            2001  2,265     19.15 to 9.87      28,862    0.625 to 0.05       2.11        91.50 to (20.79)/c/

Small Cap Growth. . . . .   2003  2,291    13.64 to 13.00      31,030      0.625 to 0        --/a/          27.88 to 27.09
                            2002  2,332    12.04 to 10.48      24,739      0.6 to 0          --/a/        (28.39) to (28.83)
                            2001  2,437    16.83 to 14.70      36,952    0.625 to 0.05       --/a/        52.30 to (13.09)/c/

Health Sciences . . . . .   2003    223    10.35 to 10.17       2,297      0.625 to 0        0.29           31.74 to 30.92
                            2002    128     8.01 to 7.93        1,003      0.6 to 0          0.14         (18.35) to (18.92)
                            2001    157      9.81 to 9.77       1,541    0.625 to 0.05       --/a/       (1.90) to (2.30)/c/

Overseas Equity . . . . .   2003    563    15.14 to 14.43       8,303      0.625 to 0        4.88           39.85 to 38.98
                            2002    430    10.94 to 10.29       4,504     0.625 to 0         1.23          (5.32) to (5.92)
                            2001    371    11.56 to 10.88       4,171    0.625 to 0.05       1.61          (6.40) to (7.01)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)


                                                                         FOR THE YEARS AND PERIODS ENDED
                                   AT DECEMBER 31,                                DECEMBER 31,
                         -----------------------------------  -----------------------------------------------------
                                       UNIT                       EXPENSES       INVESTMENT            TOTAL
                         UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
   SUBACCOUNT            (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-----------------        ------  -----------------  --------  -----------------  -----------  ---------------------
Earnings Growth.   2003   2,917  $12.42 to $11.84   $ 35,868     0.625% to 0%       0.06%         24.81% to 24.03%
                   2002   3,094    11.21 to 9.87      30,566     0.625 to 0         --/a/       (30.05) to (30.51)
                   2001   3,002   16.04 to 14.20      43,999    0.625 to 0.05       --/a/       47.10 to (37.33)/c/

Mid Cap Value. .   2003     572   13.68 to 13.62       7,827      0.625 to 0        0.28/c/      25.58 to 12.77/c/

Large Cap Value.   2003   6,516   20.58 to 19.62     128,199      0.625 to 0        1.94          25.50 to 24.73
                   2002   5,310    16.88 to 14.18     83,401      0.625 to 0        1.67        (10.69) to (11.24)
                   2001   4,594   18.90 to 15.58      82,486    0.625 to 0.05       1.83         89.00 to 0.61/c/

Large Cap Value
 CORE. . . . . .   2003     517    10.93 to 9.98       5,354      0.625 to 0        1.38          28.85 to 28.06
                   2002     423    8.73 to 8.03        3,401       0.6 to 0         1.23        (15.80) to (16.27)
                   2001     251    10.37 to 9.59       2,445    0.625 to 0.05       0.52/c/      3.70 to (4.10)/c/

Fundamental Value  2003   3,170    11.74 to 9.86      32,280      0.625 to 0        1.42          28.71 to 27.91
                   2002   3,885    9.41 to 7.95       30,882      0.625 to 0        1.25        (14.84) to (15.43)
                   2001   4,362    11.05 to 9.40      41,886    0.625 to 0.05       0.15/c/     10.50 to (6.00)/c/

Money Market . .   2003  16,166   14.80 to 14.44     224,002      0.625 to 0        0.95           0.95 to 0.33
                   2002  21,563   14.66 to 12.74     295,899      0.625 to 0        1.41           1.52 to 0.84
                   2001  14,320   19.75 to 12.56     194,899    0.625 to 0.05       4.52         44.40 to 3.26/c/

Small/Mid Cap
 Growth. . . . .   2003   2,167   26.65 to 25.09      42,974      0.625 to 0        --/a/         46.87 to 45.96
                   2002   1,448   18.66 to 11.45      22,212      0.625 to 0        --/a/       (18.87) to (19.38)
                   2001   1,541   23.00 to 14.13      27,446    0.625 to 0.05       --/a/          2.78 to 2.14

Bond Index . . .   2003   3,960   14.33 to 13.84      56,219      0.625 to 0        4.70           3.60 to 2.96
                   2002   3,637   13.73 to 13.34      49,917      0.625 to 0        5.50           9.14 to 8.46
                   2001   2,263   12.58 to 12.30      28,203    0.625 to 0.05       6.79          25.80 to 7.05/c/

Large Cap
 Growth B. . . .   2003     450    7.53 to 6.16        3,026      0.625 to 0        --/a/         31.72 to 30.91
                   2002     403    5.93 to 4.72        1,996      0.625 to 0        --/a/       (28.76) to (29.24)
                   2001     369    8.33 to 6.67        2,548    0.625 to 0.05       --/a/      (14.65) to (16.70)/c/

Small/Mid Cap
 CORE. . . . . .   2003   2,932   14.08 to 13.59      40,754      0.625 to 0        0.47          45.15 to 44.24
                   2002   2,018    9.93 to 9.64       19,376      0.625 to 0        0.51        (13.16) to (17.96)
                   2001   1,488   11.75 to 11.19      16,857    0.625 to 0.05       0.48         14.40 to 0.35/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)


                                                                           FOR THE YEARS AND PERIODS ENDED
                                     AT DECEMBER 31,                                 DECEMBER 31,
                           -----------------------------------  ------------------------------------------------------
                                         UNIT                       EXPENSES       INVESTMENT            TOTAL
                           UNITS       FAIR VALUE      ASSETS        RATIO*          INCOME            RETURN***
    SUBACCOUNT             (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
-------------------        ------  -----------------  --------  -----------------  -----------  ----------------------
Small Cap Value. .   2003   3,406  $21.68 to $13.32   $ 50,880     0.625% to 0%       0.70%         37.97% to 37.11%
                     2002   2,446    16.06 to 9.92      25,592      0.625 to 0        0.71          (4.35) to (4.98)
                     2001   1,125   16.79 to 10.44      12,243    0.625 to 0.05      1.03/c/        67.90 to 4.40/c/

Real Estate Equity   2003   1,035   44.99 to 27.27      29,312      0.625 to 0        4.80           36.90 to 36.05
                     2002   1,174   33.08 to 13.55      24,763      0.625 to 0        4.64            2.01 to 1.36
                     2001   1,239   32.43 to 13.29      25,563    0.625 to 0.05       5.34          224.30 to 5.07/c/

Growth & Income. .   2003   6,074   57.94 to 21.43     137,958      0.625 to 0        1.00           24.35 to 23.57
                     2002   6,132   48.11 to 11.24     111,605      0.625 to 0        0.74         (19.62) to (20.16)
                     2001   6,069   59.88 to 13.99     141,794    0.625 to 0.05       0.64         (15.45) to (16.00)

Managed. . . . . .   2003   4,069   47.03 to 20.44     126,981      0.625 to 0        3.16           19.00 to 18.26
                     2002   4,653   40.28 to 13.15     117,787      0.625 to 0        1.79         (11.57) to (12.13)
                     2001   4,490   45.55 to 14.88     130,010    0.625 to 0.05       2.69          (2.84) to (3.47)

Total Return Bond.   2003     659   10.20 to 10.16       6,722      0.625 to 0       0.96/c/       2.29 to (0.06)/c/

Short-Term Bond. .   2003   3,535   17.03 to 16.03      57,272      0.625 to 0        3.66            2.76 to 2.12
                     2002   2,991   16.54 to 14.01      46,860     0.625 to 0         4.44            5.48 to 4.81
                     2001   1,192   15.68 to 13.29      17,602    0.625 to 0.05       6.60          56.80 to 7.40/c/
Small Cap Emerging
 Growth. . . . . .   2003   3,224   11.79 to 11.24      36,515      0.625 to 0        0.10           48.82 to 47.90
                     2002   2,199    8.12 to 7.57       16,938     0.625 to 0         0.17         (26.45) to (26.90)
                     2001   2,371   11.04 to 10.30      25,497    0.625 to 0.05       0.07         10.40 to (4.40)/c/

International
 Opportunities . .   2003   3,590   12.10 to 11.53      42,107      0.625 to 0        1.54           32.36 to 31.54
                     2002   3,121    9.28 to 8.73       27,666     0.625 to 0         0.71         (16.94) to (17.52)
                     2001   3,321   11.18 to 10.79      36,227    0.625 to 0.05       1.01         (20.88) to (21.41)

Equity Index . . .   2003  16,780   18.82 to 17.94     296,897      0.625 to 0        2.55           28.42 to 27.63
                     2002  14,262   15.15 to 12.69     196,772      0.6 to 0          1.40         (19.71) to (20.23)
                     2001  10,568   18.87 to 15.82     187,338    0.625 to 0.05       1.51         88.70 to (12.54)/c/

High Yield Bond. .   2003   2,317    10.34 to 9.98      23,624      0.625 to 0        6.81           16.50 to 15.78
                     2002   1,997    8.87 to 8.62       17,517     0.625 to 0        10.61          (4.52) to (5.07)
                     2001   1,191    9.29 to 9.08       10,941    0.625 to 0.05      10.95         2.09 to (7.10)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)


                                                                             FOR THE YEARS AND PERIODS ENDED
                                       AT DECEMBER 31,                                 DECEMBER 31,
                              ----------------------------------  ------------------------------------------------------
                                            UNIT                      EXPENSES       INVESTMENT            TOTAL
                              UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
      SUBACCOUNT              (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST    RATIO**       HIGHEST TO LOWEST
----------------------        ------  -----------------  -------  -----------------  -----------  ----------------------
Global Bond . . . . .   2003  1,309   $18.89 to $18.01   $23,968     0.625% to 0%       5.74%         15.90% to 15.18%
                        2002  1,023    16.08 to 14.92     16,140     0.625 to 0         3.75           17.26 to 16.54
                        2001    948    13.72 to 12.73     12,698    0.625 to 0.05       7.05         37.20 to (2.07)/c/

Brandes International
 Equity . . . . . . .   2003  3,928    19.80 to 18.84     75,588      0.625 to 0        1.26           47.42 to 46.51
                        2002  3,638    13.88 to 12.99     47,583     0 to 0.625         1.34         (13.68) to (14.27)
                        2001  3,104    16.10 to 15.28     48,052    0.625 to 0.05       1.88         58.60 to (13.30)/c/

Turner Core Growth. .   2003  1,784    19.47 to 18.52     31,065      0.625 to 0        0.29           34.59 to 33.74
                        2002  1,432    15.01 to 12.71     18,790     0.625 to 0         0.25         (23.76) to (24.25)
                        2001  1,231    19.69 to 16.67     21,880    0.625 to 0.05       0.15        96.90 to (24.06)/c/

Frontier Capital
 Appreciation . . . .   2003  2,324    27.82 to 27.55     56,964      0.625 to 0        --/a/          55.89 to 54.92
                        2002  1,862    18.93 to 15.17     29,688     0.625 to 0         --/a/        (23.23) to (23.72)
                        2001  1,548     24.69 to 19.76    32,664    0.625 to 0.05       --/a/         (0.99) to (1.60)

Business Opportunities
 Value. . . . . . . .   2003    275    10.18 to 10.07      2,799      0.625 to 0        1.02           18.73 to 18.15
                        2002     95         8.06             747        0.05            1.29/c/          (19.08)/c/

AIM V.I.
 Premier Equity . . .   2003    261     25.93 to 6.31      2,588      0.625 to 0        0.33           25.08 to 24.30
                        2002    249     21.43 to 5.07      2,017     0.625 to 0         0.36         (26.33) to (31.21)
                        2001    251     29.72 to 7.08      2,579    0.625 to 0.05       0.15         (12.56) to (15.30)

AIM V.I. Capital
 Development
 Series . . . . . . .   2003     35    10.15 to 10.04        358      0.625 to 0        --/a/          35.05 to 34.21
                        2002     12         7.69              88          0             --/a/            (1.79)/c/

Fidelity VIP II
 Contrafund . . . . .   2003  1,808     32.22 to 9.64     26,131      0.625 to 0        0.32           28.35 to 27.56
                        2002  1,418     25.59 to 7.53     13,283      0.625 to 0        0.53         (39.15) to (39.67)
                        2001    512     27.72 to 8.20      5,242    0.625 to 0.05       0.22         (12.36) to (12.97)

Fidelity VIP Growth .   2003    777     65.87 to 6.73     11,417      0.625 to 0        0.16           32.78 to 31.94
                        2002    613     51.31 to 5.07      6,142      0.625 to 0        0.10         (27.77) to (28.29)
                        2001    266     71.07 to 7.07      4,189    0.625 to 0.05       --/a/       610.70 to (18.22)/c/


                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

                                                                               FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                               DECEMBER 31,
                                 ----------------------------------  ---------------------------------------------------
                                               UNIT                      EXPENSES       INVESTMENT          TOTAL
                                 UNITS       FAIR VALUE     ASSETS        RATIO*         INCOME           RETURN***
       SUBACCOUNT                (000S)  HIGHEST TO LOWEST  (000S)   HIGHEST TO LOWEST   RATIO**      HIGHEST TO LOWEST
-------------------------        ------  -----------------  -------  -----------------  ---------  ---------------------
Fidelity VIP II Overseas
 (SC). . . . . . . . . .   2003     69   $27.63 to $11.14   $ 1,054     0.625% to 0%      0.17%       43.21% to 42.31%
                           2002      6     19.65 to 8.00         65      0.05 to 0        --/a/     (2.53) to (14.86)/c/

Janus Aspen Worldwide
 Growth. . . . . . . . .   2003    546     5.94 to 5.81       3,226      0.625 to 0       0.85         23.67 to 22.92
                           2002    545     4.90 to 4.82       2,605     0.625 to 0        0.66       (24.15) to (24.69)
                           2001    335     6.46 to 6.40       2,154    0.625 to 0.05      0.40       (22.63) to (23.05)

Janus Aspen Global
 Technology. . . . . . .   2003    417     3.67 to 3.59       1,517      0.625 to 0       --/a/        46.46 to 45.54
                           2002    342     2.58 to 2.54         854     0.625 to 0        --/a/      (39.15) to (39.67)
                           2001    658     4.24 to 4.20       2,785    0.625 to 0.05      1.15      (37.37) to (57.60)/c/

MFS Investors
 Growth. . . . . . . . .   2003    276      8.88 to 7.68      2,346      0.625 to 0       --/a/        23.02 to 22.25
                           2002     79     7.45 to 6.47         519     0.625 to 0        --/a/      (25.28) to (25.80)
                           2001     17      9.97 to 8.72        153    0.625 to 0.05      --/a/     (0.30) to (12.80)/c/

MFS New Discovery Series   2003  1,238     15.08 to 8.53     11,730      0.625 to 0       --/a/        33.72 to 32.88
                           2002    745     11.49 to 6.27      5,311     0.625 to 0        --/a/      (30.32) to (30.79)

MFS Research
 Series IC . . . . . . .   2003     15     17.57 to 7.98        226      0.625 to 0       0.70         24.71 to 23.92
                           2002     23     14.49 to 6.62        226     0.625 to 0        0.25       (22.39) to (22.93)
                           2001      5     18.67 to 8.59         82    0.625 to 0.05      ---/a/     86.70 to (14.10)/c/

CSI Equity . . . . . . .   2003      6       12.43/b/            81          0            0.23            25.22/b/
                           2002      3         9.93              27          0            --/a/           (0.70)/c/


* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 2003


5. UNIT VALUES (CONTINUED)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

a   Portfolio distributed no dividends during the period.

b   For the year ended December 31, 2003, the Subaccount had one share class.

c   Inception date of Subaccount operations are as follows:


SUBACCOUNT                               2003          2002           2001
----------                            -----------  -------------  -----------
Health Sciences . . . . . . . . . .                                  June 4
Large Cap Value CORE. . . . . . . .                                  May 11
Fundamental Value . . . . . . . . .                                   May 2
Small Cap Value . . . . . . . . . .                                  May 15
MFS Investors Growth. . . . . . . .                                  June 15
MFS Research Series IC. . . . . . .                                 August 23
AIM V.I. Capital Development Series                   July 18
CSI Equity. . . . . . . . . . . . .                 September 16
Fidelity VIP II Overseas. . . . . .                   July 10
Business Opportunities Value. . . .                    May 3
Mid Cap Value . . . . . . . . . . .     May 15
Total Return Bond . . . . . . . . .     May 27

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                      EXPRESS DELIVERY            MAIL DELIVERY
                      ----------------            -------------
                   529 Main Street (X-4)           P.O. Box 111
                   Charlestown, MA 02129         Boston, MA 02117

                           PHONE:                      FAX:
                           ------                      ----
                       1-800-732-5543             1-617-886-3048














  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-7782

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                         PROSPECTUSES DATED MAY 1, 2004


                           __________________________


This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 for variable life insurance policies that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2004. The prospectuses involved bear the title "Majestic Variable COLI," "Majestic Variable Estate Protection," "Majestic Variable Estate Protection 98," "Majestic Variable Universal Life," "Majestic Variable Universal Life 98," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life II," "Medallion Executive Variable Life III," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge" or "Variable Master Plan Plus." We refer to these prospectuses as the "Product Prospectuses."

                           __________________________


THIS SUPPLEMENT IS ACCOMPANIED WITH PROSPECTUSES DATED MAY 1, 2004 FOR THE FOLLOWING FUNDS:

 . JOHN HANCOCK VARIABLE SERIES TRUST I'S LARGE CAP GROWTH B, FUNDAMENTAL
   GROWTH, FUNDAMENTAL VALUE B, MID CAP VALUE, SMALL CAP GROWTH, OVERSEAS EQUITY AND OVERSEAS EQUITY C FUNDS,

 . AIM V.I. PREMIER EQUITY FUND,

 . FIDELITY VIP GROWTH PORTFOLIO,

 . JANUS ASPEN SERIES' GLOBAL TECHNOLOGY PORTFOLIO AND WORLDWIDE GROWTH
   PORTFOLIO, AND

 . MFS NEW DISCOVERY SERIES AND MFS RESEARCH SERIES.

 BE SURE TO READ THESE PROSPECTUSES BEFORE SELECTING THE CORRESPONDING VARIABLE
                              INVESTMENT OPTIONS.

                           __________________________


                       AMENDMENTS TO PRODUCT PROSPECTUSES


ADDITIONAL VARIABLE INVESTMENT OPTIONS

  If your policy was issued before May 1, 2004, you currently may select eleven additional variable investment options. We list these additional variable investment options, and update the Fee Tables with respect to the corresponding underlying funds for these investment options, beginning on page 4 of this Supplement.

  If your policy was issued before May 1, 2003, you currently may select two more variable investment options (for a total of thirteen additional variable investment options). We list the two additional variable investment options, and update the Fee Tables with respect to the corresponding underlying funds for these investment options, beginning on page 2 of this Supplement.

  When you select any of these additional variable investment options, we invest your money in the corresponding underlying fund shown in this Supplement. We amend the term fund, as used in the Product Prospectuses, to include all the underlying funds shown in this Supplement. In addition, we amend the term Series Fund, as used in the Product Prospectuses, to include the Janus Aspen Series (Service Shares Class).

  We may modify or delete any of the additional variable investment options in the future.

POLICIES ISSUED BEFORE MAY 1, 2004

  This section of the Supplement describes eleven additional variable investment options that are currently available for policies issued before May 1, 2004.

1. We amend the table on the cover page of each Product Prospectus to include the following eleven additional variable investment options that currently are available to owners of policies issued before May 1, 2004:

 --------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:                              UNDERLYING FUND MANAGED BY:
 ----------------------------                              ---------------------------
 EQUITY OPTIONS:
  Large Cap Growth B. . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Fundamental Growth. . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Fundamental Value B . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Mid Cap Value . . . . . . . . . . . . . . . . . . . .    T. Rowe Price Associates, Inc.
  Small Cap Growth. . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Overseas Equity . . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Overseas Equity C . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  AIM V.I. Premier Equity . . . . . . . . . . . . . . .    A I M Advisors, Inc.
  Janus Aspen Worldwide Growth. . . . . . . . . . . . .    Janus Capital Management, LLC
  Janus Aspen Global Technology . . . . . . . . . . . .    Janus Capital Management, LLC
  MFS Research. . . . . . . . . . . . . . . . . . . . .    MFS Investment Management/R/
--------------------------------------------------------------------------------------------------


2. We delete the fourth table in the "FEE TABLES" section of each Product Prospectus and replace it with the following table. This table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

----------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES           MINIMUM           MAXIMUM
----------------------------------------------------------------------------------
 RANGE OF EXPENSES, INCLUDING MANAGEMENT
 FEES, DISTRIBUTION AND/OR SERVICE (12B-1)
 FEES, AND OTHER EXPENSES                          0.21%              1.96%
----------------------------------------------------------------------------------



3. We amend the last table in the "FEE TABLES" section of each Product Prospectus to include the following information:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                                                            TOTAL FUND                     FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                   OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSE
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
              FUND NAME                         FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES TRUST I - NAV
 CLASS SHARES (NOTE 1A):
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth B*                               0.89%           N/A             0.10%           0.99%          0.00%       0.99%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth                                0.90%           N/A             0.10%           1.00%          0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------------------
Fundamental Value B*                              0.91%           N/A             0.19%           1.10%          0.09%       1.01%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                     1.10%           N/A             0.37%           1.47%          0.27%       1.20%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                  1.05%           N/A             0.17%           1.22%          0.07%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity                                   1.23%           N/A             0.34%           1.57%          0.00%       1.57%
------------------------------------------------------------------------------------------------------------------------------------
Overseas Equity C*                                1.21%           N/A             0.75%           1.96%          0.00%       1.96%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS - SERIES I
 SHARES:
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                      0.61%           N/A             0.24%           0.85%          0.00%       0.85%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                                                            TOTAL FUND                     FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                   OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSE
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
              FUND NAME                         FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND - SERVICE
 CLASS
(NOTE 2A):
------------------------------------------------------------------------------------------------------------------------------------
Fidelity/R/ VIP Growth                            0.58%          0.10%            0.09%                          0.00%       0.77%
------------------------------------------------------------------------------------------------------------------------------------

MFS/R/ VARIABLE INSURANCE TRUST - INITIAL
 CLASS SHARES (NOTE 3A):
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ Research                                   0.75%           N/A             0.13%           0.88%          0.00%       0.88%
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ New Discovery                              0.90%           N/A             0.14%           1.04%          0.00%       1.04%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES - SERVICE SHARES CLASS
 (NOTE 4):
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                      0.65%          0.25%            0.06%           0.96%          0.00%       0.96%
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology                     0.65%          0.25%            0.20%           1.10%          0.00%       1.10%
------------------------------------------------------------------------------------------------------------------------------------

(1A) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund shown above (other than the Overseas Equity and Overseas Equity C funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Fundamental Value B, Overseas Equity and Overseas Equity C funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2004, were in effect for all of 2003. In addition, the percentages shown for the Overseas Equity and Overseas Equity C funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets.

     * Large Cap Growth B was formerly "Large Cap Aggressive Growth," Fundamental Value B was formerly "Large Cap Value CORE/SM/," Mid Cap Value B was formerly "Small/Mid Cap CORE/SM/" and Overseas Equity C was formerly "Emerging Markets Equity." "CORE/SM/" is a service mark of Goldman, Sachs & Co.

(2A) A portion of the brokerage commissions that the Fidelity VIP/R/ Growth fund pays may be reimbursed and used to reduce that fund's expenses. Including the reduction for reimbursed brokerage commissions, the total operating expenses shown for the Service Class of the Fidelity/R/ VIP Growth Fund would have been 0.74%. .

(3A) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" does not take into account these expense reductions, and are therefore higher for the MFS New Discovery fund than that fund's actual expenses. Had these fee reductions been taken into account, "Total Fund Operating Expenses" would equal 1.03% for MFS New Discovery.

(4) All expenses are shown without the effect of any expense offset arrangements. In the Product Prospectuses, the term "Series Funds" includes the Janus Aspen Series.

POLICIES ISSUED BEFORE MAY 1, 2003

  This section of the Supplement describes two more variable investment options that are currently available for policies issued before May 1, 2003.

1. We amend the table on the cover page of each Product Prospectus to include the following two additional variable investment options:

---------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                              UNDERLYING FUNDMANAGED BY:
 ---------------------------                              --------------------------
 Equity Options:
  Fidelity VIP Growth . . . . . . . . . . . . . .         Fidelity Management & Research Company
  MFS New Discovery . . . . . . . . . . . . . . .         MFS Investment Management/R/
---------------------------------------------------------------------------------------------------------


2. We amend the last table in the "FEE TABLES" section of each Product Prospectus to include the following information:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                                                            TOTAL FUND                     FUND
                                                         DISTRIBUTION    OTHER OPERATING    OPERATING                   OPERATING
                                            INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSE
                                            MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
              FUND NAME                         FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ VARIABLE INSURANCE TRUST - INITIAL
 CLASS SHARES (NOTE 3B):
------------------------------------------------------------------------------------------------------------------------------------
MFS/R/ New Discovery                              0.90%           N/A             0.14%           1.04%          0.00%       1.04%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND - SERVICE
 CLASS:
------------------------------------------------------------------------------------------------------------------------------------
Fidelity/R/ VIP Growth                            0.58%          0.10%            0.09%                          0.00%       0.77%
------------------------------------------------------------------------------------------------------------------------------------

(3B) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" would equal 1.03% for MFS New Discovery.





                                                            VL PROD SUP-1 (5/04)

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                    PROSPECTUSES DATED MAY 1, 2004 AND LATER


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 and later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," "Variable Survivorship Universal Life," "Flex-V1" or "Flex-V2." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           __________________________




  THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2004 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ
THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT
                                    OPTIONS.

                           __________________________





                       AMENDMENTS TO PRODUCT PROSPECTUSES




1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                                       UNDERLYING FUNDMANAGED BY:
 ---------------------------                                       --------------------------
 EQUITY OPTIONS:
     Brandes International Equity...............................   Brandes Investment Partners, L.P.
     Business Opportunity Value.................................   Iridian Asset Management LLC
     Frontier Capital Appreciation..............................   Frontier Capital Management Company, LLC
     Turner Core Growth.........................................   Turner Investment Partners, Inc.
------------------------------------------------------------------------------------------------------------------

2. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II, Medallion Executive Variable Life, Medallion Executive Variable Life III, Performance Executive Variable Life, Variable Estate Protection, Variable Estate Protection Plus, Variable Estate Protection Edge, and Variable Estate Protection Plus Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                        TOTAL FUND                     TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                         INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
               FUND NAME                     FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
------------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity..........     0.72%           N/A             0.25%           0.97%          0.00%           0.97%
------------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value............     0.65%           N/A             0.88%           1.53%          0.63%           0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation.........     0.90%           N/A             0.21%           1.11%          0.00%           1.11%
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth....................     0.45%           N/A             0.27%           0.72%          0.02%           0.70%
------------------------------------------------------------------------------------------------------------------------------------


(4) For the period from May 1, 2004 to April 30, 2005, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2003. Future fees and expenses may be different.

3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                        TOTAL FUND                     TOTAL FUND
                                                      DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                         INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                         MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
               FUND NAME                     FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 2):
------------------------------------------------------------------------------------------------------------------------------------
Brandes International Equity..........     0.72%           N/A             0.25%           0.97%          0.00            0.97%
------------------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value............     0.65%           N/A             0.88%           1.53%          0.63            0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation.........     0.90%           N/A             0.21%           1.11%          0.00            1.11%
------------------------------------------------------------------------------------------------------------------------------------
Turner Core Growth....................     0.45%           N/A             0.27%           0.72%          0.02            0.70%
------------------------------------------------------------------------------------------------------------------------------------


(2) For the period from May 1, 2004 to April 30, 2005, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2003. Future fees and expenses may be different.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select one or more of the Brandes International Equity, Business Opportunity Value, Frontier Capital Appreciation or Turner Core Growth variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

                                                                VL M SUPP (5/04)

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                    PROSPECTUSES DATED MAY 1, 2004 OR LATER


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2004 or later for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Variable Estate Protection Plus," "Variable Estate Protection Edge" or "Variable Survivorship Universal Life." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           __________________________




THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2004 FOR THE WORLD INSURANCE TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE CSI EQUITY FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE INVESTMENT
                      OPTION DESCRIBED IN THIS SUPPLEMENT.

                           __________________________





                       AMENDMENTS TO PRODUCT PROSPECTUSES




1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                                       UNDERLYING FUNDMANAGED BY:
 ---------------------------                                       --------------------------
 Equity Options:
    CSI Equity                                                     CSI Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------


2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL FUND                     TOTAL FUND
                                                     DISTRIBUTION    OTHER OPERATING    OPERATING                     OPERATING
                                        INVESTMENT        AND           EXPENSES         EXPENSES                      EXPENSES
                                        MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
                FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
THE WORLD FUNDS, INC.
(NOTE 6):
----------------------------------------------------------------------------------------------------------------------------------
CSI Equity..........................      1.00%           N/A             1.42%           2.42%          1.17%          1.25
----------------------------------------------------------------------------------------------------------------------------------

(6) CSI Capital Management, Inc., and Commonwealth Shareholder Services, Inc. (collectively, the "Service Providers"), have entered into an expense limitation agreement with the Fund. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses so that the ratio of total operating expenses of the Fund is limited to 1.25% through December 31, 2004.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the CSI Equity variable investment option, the assets of the subaccount are invested in the corresponding investment option of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the term 'funds' includes the corresponding investment options of The World Insurance Trust."

CSI Prod Supp (5/04)

                          SUPPLEMENT DATED MAY 1, 2004

                                       TO

                         PROSPECTUSES DATED MAY 1, 2004

                           --------------------------


  This Supplement is intended to be distributed with prospectuses dated May 1, 2004 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

                     MEDALLION VARIABLE UNIVERSAL LIFE PLUS
                         (MASSACHUSETTS AND TEXAS ONLY)

                     MEDALLION VARIABLE UNIVERSAL LIFE EDGE
                    (MARYLAND, MASSACHUSETTS AND TEXAS ONLY)

                        VARIABLE ESTATE PROTECTION PLUS
                         (MASSACHUSETTS AND TEXAS ONLY)

                        VARIABLE ESTATE PROTECTION EDGE
                         (MASSACHUSETTS AND TEXAS ONLY)

                           --------------------------

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

                                                                 MD-MA-TX (5/04)

                          SUPPLEMENT DATED MAY 1, 2004


                                       TO


                         PROSPECTUSES DATED MAY 1, 2004


                           __________________________


     This Supplement is intended to be distributed with prospectuses dated May 1, 2004 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

                      MAJESTIC VARIABLE UNIVERSAL LIFE 98

                              (MASSACHUSETTS ONLY)

                     MAJESTIC VARIABLE ESTATE PROTECTION 98

                    (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

                             MAJESTIC VARIABLE COLI

                    (MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

                           VARIABLE MASTER PLAN PLUS

                                  (TEXAS ONLY)

                           __________________________




Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.






                                                        MD-MA-TX (M Prod) (5/04)

                           NOTICE TO EXISTING OWNERS
                           -------------------------



  Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract and the alteration of administrative procedures. Any such change may or may not apply to policies or
                                                ----------
contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. You should consult your policy or contract to verify whether any particular provision applies to you. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


Evergreen Sup 1 (4/04)

                          NOTICE TO PROSPECTIVE OWNERS
                          ----------------------------


  This product prospectus will be distributed to prospective investors in connection with sales occurring on or after May 1, 2004. However, it will also be distributed to owners who purchased their policy or contract before May 1, 2004. As a consequence, this product prospectus is accompanied by a Supplement and certain fund prospectuses that pertain to investment options only available to owners who purchased their policy or contract before May 1, 2004.





                           NOTICE TO EXISTING OWNERS
                           -------------------------


  Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract and the alteration of administrative procedures. Any such change may or may not apply to policies or
                                                ----------
contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2004. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. You should consult your policy or contract to verify whether any particular provision applies to you. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.


Evergreen 2 (4/04)

PART C: OTHER INFORMATION

Item 27. Exhibits

   (a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 33-79108, filed January 11, 1996.

   (b) Not Applicable

   (c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

   (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

   (iii)  Schedule of sales commissions included in Exhibit 27(c)(i) above.

   (d) Form of flexible premium variable life insurance policy, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

   (e) Form of application for policies, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

   (f)(i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

   (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

   (g) Not Applicable

   (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

   (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

   (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

   (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

   (i) Not applicable.

   (j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

   (k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Pre-Effective Amendment No. 1 to this File (File No. 333-425), filed on July 26, 1996.

   (l) Not applicable.

   (m) Not applicable.

   (n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

   (n)(1) Consent of Independent Auditors, filed herewith.

   (o) Not applicable.

   (p) Not applicable.

   (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor as of April 27, 2004

         DIRECTORS
         Michael A. Bell
         Michele G. Van Leer
         Ronald J. Bocage
         Todd G. Engelsen
         Barbara L. Luddy
         Dec Mullarkey
         Daniel L. Ouellette
         Robert R. Reitano
         Paul J. Strong

         OFFICERS
         Michael A. Bell               Chairman
         Michele G. Van Leer           Vice Chairman & President
         Peter Scavongelli             Secretary
         Julie H. Indge                Treasurer
         Ronald J. Bocage              Vice President & Counsel
         Todd G. Engelsen              Vice President
         Dec Mullarkey                 Vice President
         Barbara L. Luddy              Vice President & Actuary
         Daniel L. Ouellette           Vice President
         Robert R.Reitano              Vice President - Chief Investment Officer
         Paul J. Strong                Vice President and Illustration Actuary
         Rosalie M. Calabraro          Assistant Secretary
         Stephen J. Blewitt            Vice President - Investment
         George H. Braun               Vice President - Investment
         Diane M. Crisileo             Vice President - Investment
         Willma H. Davis               Vice President - Investment
         Mark W. Davis                 Vice President - Investment
         Paul F. Hahesy                Vice President - Investment
         Scott S. Hartz                Vice President - Investment
         David Henderson               Vice President - Investment
         E. Kendall Hines, Jr.         Vice President - Investment
         Deborah H. McAneny            Vice President - Investment
         William McPadden              Vice President - Investment
         C. Bruce Metzler              Vice President - Investment
         Barry Nectow                  Vice President - Investment
         Phillip J. Peters             Vice President - Investment
         Steven Mark Ray               Vice President - Investment
         Klaus O. Shigley              Vice President - Appointed Actuary
         Barry E. Welch                Vice President - Investment
         Anthony P. Wood               Vice President - Investment
         Earl Baucom                   Controller
         Patrick Gill                  Assistant Controller
         Paula M. Pashko               Assistant Controller
         Kevin J. McWilliams           Assistant Treasurer
         Peter S. Mitsopoulos          Assistant Treasurer

-----------

   All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), a mutual fund registered under the Investment Company Act of 1940 as an open-end management investment company of the "series" type.

The Registrant and other separate accounts of John Hancock and its subsidiary, John Hancock Variable Life Insurance Com-pany, ("JHVLICO") own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity contracts and variable life insurance policies, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                     % OF     JURISDICTION OF
 AFFILIATE                                          EQUITY     INCORPORATION
 ------------------------------------------------------------------------------
 MANULIFE FINANCIAL CORPORATION                         100  CANADA
 Jupiter Merger Corporation                             100  Delaware
 The Manufacturers Life Insurance Company               100  Canada
 Manulife Bank of Canada                                100  Canada
 Manulife Financial Services Inc.                       100  Canada
 Manulife Securities International Ltd.                 100  Canada
 Enterprise Capital Management Inc.                      20  Ontario
 Cantay Holdings Inc.                                   100  Ontario
 FNA Financial Inc.                                     100  Canada
 Elliot & Page Limited                                  100  Ontario
 NAL Resources Limited                                  100  Alberta
 3550435 Canada Inc.                                    100  Canada
 MFC Insurance Company Limited                          100  Canada
 FCM Holdings Inc.                                      100  Philippines
 Manulife Canada Ltd.                                   100  Canada
 1293319 Ontario Inc.                                   100  Ontario
 3426505 Canada Inc.                                    100  Canada
 Canaccord Holdings Ltd.                              12.82  British Columbia
 Manulife International Capital Corporation             100  Ontario
 Limited
 Golf Town Canada Inc.                                43.43  Canada
 Regional Power Inc.                                     80  Canada
 Addalam Power Corporation/1/                            50  Philippines
 Avotus Corp.                                         10.36  Canada
 First North American Insurance Company                 100  Canada

 JLOC Holding Company                                    30  Cayman Islands
 Opportunity Finance Company                             30  Cayman Islands
 Resolute Energy Inc.                                 11.62  Alberta
 Seamark Asset Management Ltd.                        35.01  Canada
 NAL Resources Management Limited                       100  Canada
 1050906 Alberta Ltd.                                   100  Alberta
 PK Liquidating Company II, LLC                          18  Delaware
 PK Liquidating Company I, LLC                        18.66  Delaware
 Micro Optics Design Corporation                      17.69  Nevada
 Innova LifeSciences Corporation                       15.6  Ontario
 2015401 Ontario Inc.                                   100  Ontario
 2015500 Ontario Inc.                                   100  Ontario
 MFC Global Investment Management (U.S.A.) Limited      100  Canada
 Cavalier Cable, Inc./2/                                 78  Delaware
 2024385 Ontario Inc.                                   100  Ontario
 NALC Holdings Inc./3/                                   50  Ontario
 Manulife Holdings (Alberta) Limited                    100  Alberta
 Manulife Holdings (Delaware) LLC                       100  Delaware
 The Manufacturers Investment Corporation               100  Michigan
 Manulife Reinsurance Limited                           100  Bermuda
 Manulife Reinsurance (Bermuda) Limited                 100  Bermuda
 The Manufacturers Life Insurance Company (U.S.A.)      100  Michigan
 ManuLife Service Corporation                           100  Colorado
 Manulife Financial Securities LLC                      100  Delaware
 Manufacturers Securities Services, LLC/4/               60  Delaware
 The Manufacturers Life Insurance Company of New        100  New York
 York
 The Manufacturers Life Insurance Company of            100  Michigan
 America
 Aegis Analytic Corporation                           15.41  Delaware
 Manulife Property Management of Washington, D.C.,      100  Wash., D.C.
 Inc.
 ESLS Investment Limited, LLC                            25  Ohio
 Polymerix Corporation                                 11.4  Delaware
 Ennal, Inc.                                            100  Delaware
 Avon Long Term Care Leaders LLC                        100  Delaware
 TissueInformatics Inc.                               14.71  Delaware

 Ironside Venture Partners I LLC                        100  Delaware
 NewRiver Investor Communications Inc.                11.29  Delaware
 Ironside Venture Partners II LLC                       100  Delaware
 Flex Holding, LLC                                     27.7  Delaware
 Flex Leasing I, LLC                                  99.99  Delaware
 Manulife Leasing Co., LLC                               80  Delaware
 Dover Leasing Investments, LLC                          99  Delaware
 MCC Asset Management, Inc.                             100  Delaware
 MFC Global Fund Management (Europe) Limited            100  England
 MFC Global Investment Management (Europe) Limited      100  England
 WT (SW) Properties Ltd.                                100  England
 Manulife Europe                                        100  Germany
 Ruckversicherungs-Aktiengesellschaft
 Manulife International Holdings Limited                100  Bermuda
 Manulife Provident Funds Trust Company Limited         100  Hong Kong
 Manulife Asset Management (Asia) Limited               100  Barbados
 P.T. Manulife Aset Manajemen Indonesia                  85  Indonesia
 Manulife Asset Management (Hong Kong) Limited          100  Hong Kong
 Manulife (International) Limited                       100  Bermuda
 Manulife-Sinochem Life Insurance Co. Ltd.               51  China
 The Manufacturers (Pacific Asia) Insurance             100  Hong Kong
 Company Limited
 Manulife Consultants Limited                           100  Hong Kong
 Manulife Financial Shareholdings Limited               100  Hong Kong
 Manulife Financial Management Limited                  100  Hong Kong
 Manulife Financial Group Limited                       100  Hong Kong
 Manulife Financial Investment Limited                  100  Hong Kong
 Manulife (Vietnam) Limited                             100  Vietnam
 The Manufacturers Life Insurance Co. (Phils.),         100  Philippines
 Inc.
 FCM Plans, Inc.                                        100  Philippines
 Manulife Financial Plans, Inc.                         100  Philippines
 P.T. Asuransi Jiwa Manulife Indonesia                   71  Indonesia
 P.T. Buanadaya Sarana Informatika                      100  Indonesia
 P.T. Asuransi Jiwa Arta Mandiri Prima                  100  Indonesia
 P.T. Zurich Life Insurance Company                     100  Indonesia
 P.T. ING Life Insurance Indonesia                      100  Indonesia

 Manulife (Singapore) Pte. Ltd.                         100  Singapore
 Manulife Holdings (Bermuda) Limited                    100  Bermuda
 Manulife Management Services Ltd.                      100  Barbados
 Manufacturers P&C Limited                              100  Barbados
 Manufacturers Life Reinsurance Limited                 100  Barbados
 Manulife European Holdings 2003 (Alberta) Limited      100  Alberta
 Manulife European Investments (Alberta) Limited        100  Alberta
 Manulife Hungary Holdings Limited/5/                    99  Hungary
 MLI Resources Inc.                                     100  Alberta
 Manulife Life Insurance Company/6/                      35  Japan
 Manulife Century Investments (Bermuda) Limited         100  Bermuda
 Manulife Century Investments (Luxembourg) S.A.         100  Luxembourg
 Manulife Century Investments (Netherlands) B.V.        100  Netherlands
 Daihyaku Manulife Holdings (Bermuda) Limited           100  Bermuda
 Manulife Century Holdings (Netherlands) B.V.           100  Netherlands
 Kyoritsu Confirm Co., Ltd./7/                         90.9  Japan
 Manulife Premium Collection Co., Ltd./8/              57    Japan
 Y.K. Manulife Properties Japan                         100  Japan
 Manulife Holdings (Hong Kong) Limited                  100  Hong Kong
 Manulife (Malaysia) SDN.BHD.                           100  Malaysia
 Manulife Financial Systems (Hong Kong) Limited         100  Hong Kong
 Manulife Data Services Inc.                            100  Barbados

1. Inactive subsidiaries are noted in italics.
2. 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance Company (U.S.A.).
3. 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
4. 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.
5. 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
6. 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
7. 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
     Company.
8. 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

Item 30. Indemnification

   Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

   (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

   (b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. as of April 27, 2004

    NAME                                     TITLE
    ----                                     -----
    James M. Morris, II                      Chairman, CEO and Director
    Wendy A. Benson                          President, COO and Director
    Jude A. Curtis                           Executive Vice President Director
    Katherine P. Klingler                    Vice President
    Richard A. Brown                         Treasurer
    Grant D. Ward                            Secretary/Clerk
    Daniel L. Ouellette                      Director
    Wayne A. Budd                            Director
    Francis J. Taft                          Director
    Ronald J. McHugh                         Director
    Michael A. Bell                          Director
    William H. Palmer                        Director

-----------

   All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

   (c)(1) Signator Investors, Inc.

   The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item
31. (c)(2-5).

Item 32. Location of Accounts and Records

   The following entities prepare, maintain, and preserve the records required by Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

   All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

   John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 27th day of April, 2004.

                           On behalf of the Registrant
                      John Hancock Variable Life Account S
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company

                           By: /s/ Michele G. Van Leer
                      ------------------------------------
                               Michele G. Van Leer
                           President and Vice Chairman

                  John Hancock Variable Life Insurance Company
                                   (Depositor)

                           By: /s/ Michele G. Van Leer
                       -----------------------------------
                               Michele G. Van Leer
                           President and Vice Chairman


Attest: /s/ Peter Scavongelli
        -------------------------
        Peter Scavongelli
        Secretary

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

       /s/ EARL W. BAUCOM                                 April 27, 2004
       ------------------
       Earl W. Baucom
       Controller
        (Principal Accounting Officer)

       /s/ JULIE H. INDGE                                 April 27, 2004
       ------------------
       Julie H. Indge
       Treasurer
        (Principal Financial Officer)

       /s/ MICHELE G. VAN LEER                            April 27, 2004
       -----------------------
       Michele G. Van Leer
       Vice Chairman of the Board and President
        (Acting Principal Executive Officer)
       Signing for herself and as Attorney-In-Fact for:

       Michael A. Bell                                    Chairman of the Board
       Ronald J. Bocage                                   Director
       Todd G. Engelsen                                   Director
       Barbara L. Luddy                                   Director
       Dec Mullarkey                                      Director
       Daniel L. Ouellette                                Director
       Robert R. Reitano                                  Director
       Paul Strong                                        Director